                                               As filed pursuant to Rule 497
                                               Under the Securities Act of 1933
                                               Registration No. 033-86642



                             (ANCHOR ADVISOR LOGO)

                                   PROSPECTUS
                                OCTOBER 24, 2005

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             VARIABLE ANNUITY ACCOUNT FOUR
                                              The annuity has several investment choices - Variable Portfolios listed below and
To learn more about the annuity               available DCA fixed account option(s). The Variable Portfolios invest in the
offered in this prospectus, you can           underlying funds of the American Funds Insurance Series ("AFIS"), Anchor Series Trust
obtain a copy of the Statement of             ("AST"), Lord Abbett Series Fund, Inc. ("LASF"), SunAmerica Series Trust ("SAST") and
Additional Information ("SAI") dated          the Van Kampen Life Investment Trust ("VKT").
October 24, 2005. The SAI has been
filed with the United States                  STOCKS:
Securities and Exchange Commission                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
("SEC") and is incorporated by                      - Aggressive Growth Portfolio                                              SAST
reference into this prospectus. The                 - Blue Chip Growth Portfolio                                               SAST
Table of Contents of the SAI appears                - "Dogs" of Wall Street Portfolio*                                         SAST
at the end of this prospectus. For a              MANAGED BY ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT
free copy of the SAI, call us at                    - Small & Mid Cap Value Portfolio                                          SAST
(800) 445-SUN2 or write to us at our              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
Annuity Service Center, P.O. Box                    - Alliance Growth Portfolio                                                SAST
54299, Los Angeles, California                      - Growth-Income Portfolio                                                  SAST
90054-0299.                                       MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                                    - American Funds Global Growth Portfolio                                   AFIS
In addition, the SEC maintains a                    - American Funds Growth Portfolio                                          AFIS
website (http://www.sec.gov) that                   - American Funds Growth-Income Portfolio                                   AFIS
contains the SAI, materials                       MANAGED BY DAVIS ADVISORS
incorporated by reference and other                 - Davis Venture Value Portfolio                                            SAST
information filed electronically with             MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
the SEC by the Company.                             - Federated American Leaders Portfolio*                                    SAST
                                                    - Telecom Utility Portfolio                                                SAST
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Goldman Sachs Research Portfolio                                         SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
GUARANTEED OR ENDORSED BY, ANY BANK.                - Global Equities Portfolio                                                SAST
THEY ARE NOT FEDERALLY INSURED BY THE             MANAGED BY LORD, ABBETT & CO.
FEDERAL DEPOSIT INSURANCE                           - Lord Abbett Growth and Income Portfolio                                  LASF
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
BOARD OR ANY OTHER AGENCY.                          - Marsico Growth Portfolio                                                 SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - International Growth and Income Portfolio                                SAST
                                                    - Putnam Growth: Voyager Portfolio                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                                  SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - International Diversified Equities Portfolio                             SAST
                                                    - Technology Portfolio                                                     SAST
                                                  MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.
                                                    - Van Kampen LIT Comstock Portfolio*                                        VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio                                  VKT
                                                    - Van Kampen LIT Growth and Income Portfolio                                VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                                                AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government and Quality Bond Portfolio                                     AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated
                                              American Leaders Portfolio is an equity fund seeking growth of capital and income;
                                                and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
                                   TABLE OF CONTENTS
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 GLOSSARY........................................................................     2
 HIGHLIGHTS......................................................................     3
 FEE AND EXPENSE TABLES..........................................................     4
    Maximum Owner Transaction Expenses...........................................     4
    Contract Maintenance Fee.....................................................     4
    Separate Account Annual Expenses.............................................     4
    Underlying Fund Expenses.....................................................     4
 EXAMPLES........................................................................     5
 THE ANCHOR ADVISOR VARIABLE ANNUITY.............................................     6
 PURCHASING A VARIABLE ANNUITY...................................................     6
    Allocation of Purchase Payments..............................................     7
    Accumulation Units...........................................................     7
    Right to Examine.............................................................     7
    Exchange Offers..............................................................     7
 INVESTMENT OPTIONS..............................................................     7
    Variable Portfolios..........................................................     7
        American Funds Insurance Series..........................................     8
        Anchor Series Trust......................................................     8
        Lord Abbett Series Fund, Inc. ...........................................     8
        SunAmerica Series Trust..................................................     8
        Van Kampen Life Investment Trust.........................................     8
    Fixed Accounts...............................................................     9
    Dollar Cost Averaging Program................................................     9
    Asset Allocation Program.....................................................    10
    Transfers During the Accumulation Phase......................................    11
    Automatic Asset Rebalancing Program..........................................    12
    Voting Rights................................................................    12
    Substitution, Addition or Deletion of Variable Portfolios....................    13
 ACCESS TO YOUR MONEY............................................................    13
    Systematic Withdrawal Program................................................    13
    Minimum Contract Value.......................................................    13
 DEATH BENEFIT...................................................................    13
    Death Benefits...............................................................    13
    Death Benefit Defined Terms..................................................    14
    Death Benefit Options........................................................    14
    Optional EstatePlus Benefit..................................................    15
    Spousal Continuation.........................................................    15
 EXPENSES........................................................................    16
    Separate Account Expenses....................................................    16
    Underlying Fund Expenses.....................................................    16
    Transfer Fee.................................................................    16
    Optional EstatePlus Fee......................................................    16
    Premium Tax..................................................................    16
    Income Taxes.................................................................    16
    Reduction or Elimination of Fees, Expenses and Additional Amounts Credited...    17
 INCOME OPTIONS..................................................................    17
    Annuity Date.................................................................    17
    Income Options...............................................................    17
    Fixed or Variable Income Payments............................................    18
    Income Payments..............................................................    18
    Transfers During the Income Phase............................................    18
    Deferment of Payments........................................................    18
 TAXES...........................................................................    18
    Annuity Contracts in General.................................................    18
    Tax Treatment of Distributions - Non-Qualified Contracts.....................    19
    Tax Treatment of Distributions - Qualified Contracts.........................    19
    Minimum Distributions........................................................    19
    Tax Treatment of Death Benefits..............................................    20
    Contracts Owned by a Trust or Corporation....................................    20
    Gifts, Pledges and/or Assignments of a Contract..............................    20
    Diversification and Investor Control.........................................    20
 OTHER INFORMATION...............................................................    21
    AIG SunAmerica Life..........................................................    21
    The Separate Account.........................................................    21
    The General Account..........................................................    21
    Registration Statements......................................................    21
    Payments in Connection with Distribution of the Contract.....................    22
    Administration...............................................................    22
    Legal Proceedings............................................................    22
    Financial Statements.........................................................    23
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................    24
 APPENDIX A - CONDENSED FINANCIALS...............................................   A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................   B-1
 APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
  AND BENEFITS...................................................................   C-1

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT - The person on whose life we base income payments.


ANNUITY DATE - The date on which you select income payments to begin.


ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE - The period during which we make income payments to you.


LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.


NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange


OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUSTS - Collectively refers to the American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Trust, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
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This Variable Annuity is a contract between you and AIG SunAmerica Life
Assurance Company (the "Company"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and available fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive your contract value on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE PURCHASING A VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are portfolio expenses on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. PLEASE SEE THE FEE TABLE, PURCHASING A VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive fixed or variable income payments or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

SEE APPENDIX C FOR INFORMATION REGARDING STATE CONTRACT AVAILABILITY AND STATE SPECIFIC VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
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                             FEE AND EXPENSE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES........................................................................  None

TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE........................................................
                                                                            None

SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Mortality and Expense Risk Charge...............................................  1.37%
Distribution Expense Charge.....................................................  0.15%
Optional EstatePlus Fee(1)......................................................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%

UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                        TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES                          MINIMUM   MAXIMUM
                        ------------------------------------------                          -------   -------
(expenses that are deducted from underlying portfolios of the Trusts, including management
  fees, other expenses and 12b-1 fees, if applicable).....................................   0.55%     1.52%

FOOTNOTE TO THE FEE TABLES:

(1) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including EstatePlus 0.25% and investment in an underlying portfolio with total expenses of 1.52%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $332             $1,013            $1,717            $3,585
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $307              $939             $1,596            $3,355
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $332             $1,013            $1,717            $3,585
---------------------------------------------------------------------
---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an underlying portfolio with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as total annual Underlying Fund expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

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                      THE ANCHOR ADVISOR VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2.

        ----------------------------------------------------------------
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                         PURCHASING A VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract.

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 90 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

EXAMPLE:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

     AMERICAN FUNDS INSURANCE SERIES - CLASS 2

     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST - CLASS 1

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST - CLASS 1

     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").

STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

     MANAGED BY ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

       - Small & Mid Cap Value Portfolio                                    SAST

     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Alliance Growth Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

       - Telecom Utility Portfolio                                          SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

       - Goldman Sachs Research Portfolio                                   SAST

     MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

       - Global Equities Portfolio                                          SAST

     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Growth and Income Portfolio*                           LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Marsico Growth Portfolio                                           SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio                        SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

     MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.

       - Van Kampen LIT Comstock Portfolio*                                  VKT

       - Van Kampen LIT Emerging Growth Portfolio                            VKT

       - Van Kampen LIT Growth and Income Portfolio                          VKT

     MANAGED BY VAN KAMPEN**

       - International Diversified Equities Portfolio                       SAST

       - Technology Portfolio                                               SAST

BALANCED:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

     MANAGED BY WM ADVISORS, INC.

       - Asset Allocation Portfolio                                          AST

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

       - Global Bond Portfolio                                              SAST

     MANAGED BY VAN KAMPEN

       - Worldwide High Income Portfolio                                    SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government and Quality Bond Portfolio                               AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

** Morgan Stanley Investment Management, Inc., the subadviser for the International Diversified Equities and Technology Portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE ASSET ALLOCATION PROGRAM

You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     REBALANCING THE MODELS

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.

Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

     TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.

        ----------------------------------------------------------------
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                              ACCESS TO YOUR MONEY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic payments under the Systematic Withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------

DEATH BENEFITS

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

Payments must begin under the selected Income Option no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The Death Benefit on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------
   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
----------------------------------------------------------------------------
 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
----------------------------------------------------------------------------
 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------
 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

---------------------------------------------------------------------------------
      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------
 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
---------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

        ----------------------------------------------------------------
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                                    EXPENSES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEE

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

12b-1 FEE

Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust and Class 2 shares of the American Funds Insurance Series. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL ESTATEPLUS FEE

The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                                 INCOME OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                     TAXES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

        ----------------------------------------------------------------

        ----------------------------------------------------------------
                               OTHER INFORMATION
        ----------------------------------------------------------------
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AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Four Account, under California law on November 8, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

     PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 3% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

     PAYMENTS WE RECEIVED

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.40% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

On May 31, 2005, AIG filed its Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results for 2004. On November 9, 2005, AIG announced that it will restate its financial statements for the years ended December 31, 2004, 2003 and 2002, along with 2001 and 2000 for purposes of preparation of the Selected Consolidated Financial Data for 2001 and 2000. No part of this financial information should be relied upon until such time as the announced restatement is complete.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA

100 F. Street, N.E., Room 1580

Washington, DC 20549

CHICAGO, ILLINOIS

175 W. Jackson Boulevard

Chicago, IL 60604

NEW YORK, NEW YORK

3 World Financial, Room 4300

New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company

Annuity Service Center

P.O. Box 54299

Los Angeles, California 90054-0299

Telephone Number: (800) 445-SUN2

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-445-SUN2.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account................................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Performance Data................................    4
Income Payments.................................    6
Annuity Unit Values.............................    6
Death Benefit Options for Contracts Issued
  Before October 24, 2001.......................    9
Taxes...........................................   12
Distribution of Contracts.......................   17
Financial Statements............................   17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$19.448     (a)$18.614     (a)$16.951     (a)$20.546
                                                               (b)$19.178     (b)$18.582     (b)$16.881     (b)$20.409
        End AUV.............................................   (a)$18.614     (a)$16.951     (a)$20.546     (a)$22.327
                                                               (b)$18.582     (b)$16.881     (b)$20.409     (b)$22.124
        Ending Number of AUs................................   (a)1,700,036   (a)1,804,886   (a)1,803,785   (a)1,851,557
                                                               (b)4,093       (b)14,688      (b)13,259      (b)9,923

------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$39.336     (a)$33.864     (a)$25.794     (a)$33.600
                                                               (b)$33.269     (b)$33.775     (b)$25.662     (b)$33.343
        End AUV.............................................   (a)$33.864     (a)$25.794     (a)$33.600     (a)$36.106
                                                               (b)$33.775     (b)$25.662     (b)$33.343     (b)$35.743
        Ending Number of AUs................................   (a)2,269,004   (a)1,854,892   (a)1,705,205   (a)1,490,686
                                                               (b)29,640      (b)43,419      (b)44,085      (b)45,479

------------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.557     (a)$15.330     (a)$16.504     (a)$16.664
                                                               (b)$14.849     (b)$15.292     (b)$16.423     (b)$16.541
        End AUV.............................................   (a)$15.330     (a)$16.504     (a)$16.664     (a)$16.972
                                                               (b)$15.292     (b)$16.423     (b)$16.541     (b)$16.805
        Ending Number of AUs................................   (a)2,871,304   (a)3,727,652   (a)2,707,534   (a)1,822,095
                                                               (b)51,435      (b)75,513      (b)56,105      (b)52,262

------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$31.785     (a)$27.208     (a)$20.859     (a)$26.692
                                                               (b)$26.441     (b)$27.144     (b)$20.757     (b)$26.496
        End AUV.............................................   (a)$27.208     (a)$20.859     (a)$26.692     (a)$29.142
                                                               (b)$27.144     (b)$20.757     (b)$26.496     (b)$28.856
        Ending Number of AUs................................   (a)1,624,286   (a)1,255,588   (a)1,131,527   (a)907,773
                                                               (b)12,570      (b)12,858      (b)13,228      (b)11,838

------------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.706     (a)$14.327     (a)$15.293     (a)$22.251
                                                               (b)$15.450     (b)$14.289     (b)$15.218     (b)$22.086
        End AUV.............................................   (a)$14.327     (a)$15.293     (a)$22.251     (a)$27.405
                                                               (b)$14.289     (b)$15.218     (b)$22.086     (b)$27.133
        Ending Number of AUs................................   (a)291,991     (a)345,600     (a)360,978     (a)387,002
                                                               (b)258         (b)3,543       (b)407         (b)1,573

------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$20.283     (a)$13.648     (a)$10.123     (a)$12.807
                                                               (b)$17.073     (b)$13.621     (b)$10.078     (b)$12.719
        End AUV.............................................   (a)$13.648     (a)$10.123     (a)$12.807     (a)$14.731
                                                               (b)$13.621     (b)$10.078     (b)$12.719     (b)$14.592
        Ending Number of AUs................................   (a)1,549,152   (a)1,113,813   (a)998,418     (a)918,204
                                                               (b)2,901       (b)3,336       (b)4,795       (b)4,507

------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$38.509     (a)$32.621     (a)$22.076     (a)$27.355
                                                               (b)$32.000     (b)$32.541     (b)$21.966     (b)$27.152
        End AUV.............................................   (a)$32.621     (a)$22.076     (a)$27.355     (a)$29.082
                                                               (b)$32.541     (b)$21.966     (b)$27.152     (b)$28.794
        Ending Number of AUs................................   (a)3,468,395   (a)2,495,614   (a)2,087,862   (a)1,635,976
                                                               (b)24,593      (b)23,197      (b)24,778      (b)12,714

------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$8.759      (a)$6.692      (a)$4.661      (a)$5.785
                                                               (b)$8.066      (b)$6.674      (b)$4.637      (b)$5.741
        End AUV.............................................   (a)$6.692      (a)$4.661      (a)$5.785      (a)$5.996
                                                               (b)$6.674      (b)$4.637      (b)$5.741      (b)$5.935
        Ending Number of AUs................................   (a)84,737      (a)219,074     (a)377,969     (a)307,355
                                                               (b)14,912      (b)24,894      (b)30,031      (b)62,032

------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$12.793     (a)$13.062     (a)$13.040     (a)$12.929
                                                               (b)$12.882     (b)$13.028     (b)$12.976     (b)$12.834
        End AUV.............................................   (a)$13.062     (a)$13.040     (a)$12.929     (a)$12.838
                                                               (b)$13.028     (b)$12.976     (b)$12.834     (b)$12.712
        Ending Number of AUs................................   (a)15,479,712  (a)7,100,813   (a)1,794,139   (a)1,216,652
                                                               (b)63,268      (b)41,598      (b)20,307      (b)49,074

------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.190     (a)$13.972     (a)$14.788     (a)$16.304
                                                               (b)$13.674     (b)$13.933     (b)$14.709     (b)$16.176
        End AUV.............................................   (a)$13.972     (a)$14.788     (a)$16.304     (a)$17.153
                                                               (b)$13.933     (b)$14.709     (b)$16.176     (b)$16.977
        Ending Number of AUs................................   (a)1,282,670   (a)1,250,457   (a)1,070,502   (a)1,028,350
                                                               (b)29,323      (b)41,384      (b)38,215      (b)32,972

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$30.052     (a)$26.245     (a)$21.522     (a)$28.218
                                                               (b)$25.322     (b)$26.176     (b)$21.413     (b)$28.004
        End AUV.............................................   (a)$26.245     (a)$21.522     (a)$28.218     (a)$31.548
                                                               (b)$26.176     (b)$21.413     (b)$28.004     (b)$31.231
        Ending Number of AUs................................   (a)4,522,372   (a)3,853,665   (a)3,450,131   (a)3,134,711
                                                               (b)40,065      (b)49,296      (b)43,527      (b)31,429

------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$9.122      (a)$9.692      (a)$8.920      (a)$10.544
                                                               (b)$9.388      (b)$9.668      (b)$8.875      (b)$10.466
        End AUV.............................................   (a)$9.692      (a)$8.920      (a)$10.544     (a)$11.385
                                                               (b)$9.668      (b)$8.875      (b)$10.466     (b)$11.272
        Ending Number of AUs................................   (a)798,044     (a)853,991     (a)736,352     (a)561,071
                                                               (b)3,074       (b)5,948       (b)8,746       (b)9,151

------------------------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$17.029     (a)$16.381     (a)$12.944     (a)$16.264
                                                               (b)$15.775     (b)$16.335     (b)$12.875     (b)$16.138
        End AUV.............................................   (a)$16.381     (a)$12.944     (a)$16.264     (a)$17.603
                                                               (b)$16.335     (b)$12.875     (b)$16.138     (b)$17.423
        Ending Number of AUs................................   (a)1,377,996   (a)1,436,161   (a)1,263,554   (a)1,006,014
                                                               (b)7,643       (b)13,372      (b)12,964      (b)13,833

------------------------------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$10.559     (a)$12.463
                                                               (b)$--         (b)$--         (b)$10.526     (b)$12.410
        Ending AUV..........................................   (a)$--         (a)$--         (a)$12.463     (a)$14.701
                                                               (b)$--         (b)$--         (b)$12.410     (b)$14.602
        Ending Number of AUs................................   (a)--          (a)--          (a)20,980      (a)362,546
                                                               (b)--          (b)--          (b)0.000       (b)2,002

------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.158     (a)$15.678     (a)$16.361     (a)$16.687
                                                               (b)$15.629     (b)$15.639     (b)$16.279     (b)$16.562
        End AUV.............................................   (a)$15.678     (a)$16.361     (a)$16.687     (a)$17.087
                                                               (b)$15.639     (b)$16.279     (b)$16.562     (b)$16.917
        Ending Number of AUs................................   (a)426,778     (a)365,051     (a)300,945     (a)297,473
                                                               (b)208         (b)598         (b)1,376       (b)2,174

------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$21.654     (a)$17.472     (a)$12.588     (a)$15.688
                                                               (b)$19.803     (b)$17.425     (b)$12.524     (b)$15.588
        End AUV.............................................   (a)$17.472     (a)$12.588     (a)$15.688     (a)$17.285
                                                               (b)$17.425     (b)$12.524     (b)$15.568     (b)$17.111
        Ending Number of AUs................................   (a)1,339,247   (a)929,945     (a)792,029     (a)598,465
                                                               (b)4,681       (b)7,913       (b)6,210       (b)5,046

------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$9.332      (a)$7.173      (a)$5.080      (a)$6.266
                                                               (b)$9.103      (b)$7.154      (b)$5.054      (b)$6.218
        End AUV.............................................   (a)$7.173      (a)$5.080      (a)$6.266      (a)$6.975
                                                               (b)$7.154      (b)$5.054      (b)$6.218      (b)$6.904
        Ending Number of AUs................................   (a)179,926     (a)213,444     (a)153,918     (a)192,318
                                                               (b)32,029      (b)29,747      (b)21,191      (b)6,064

------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$32.417     (a)$26.847     (a)$20.850     (a)$25.801
                                                               (b)$27.698     (b)$26.783     (b)$20.748     (b)$25.611
        End AUV.............................................   (a)$26.847     (a)$20.850     (a)$25.801     (a)$28.342
                                                               (b)$26.783     (b)$20.748     (b)$25.611     (b)$28.063
        Ending Number of AUs................................   (a)3,750,334   (a)3,040,385   (a)2,572,643   (a)2,087,895
                                                               (b)13,812      (b)19,928      (b)15,959      (b)11,836

------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$8.579      (a)$5.807      (a)$3.443      (a)$4.577
                                                               (b)$6.988      (b)$5.798      (b)$3.429      (b)$4.547
        End AUV.............................................   (a)$5.807      (a)$3.443      (a)$4.577      (a)$4.786
                                                               (b)$5.798      (b)$3.429      (b)$4.547      (b)$4.742
        Ending Number of AUs................................   (a)57,138      (a)147,919     (a)241,096     (a)167,203
                                                               (b)1,528       (b)3,319       (b)2,765       (b)3,574

------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.279     (a)$12.511     (a)$11.607     (a)$15.041
                                                               (b)$13.522     (b)$12.489     (b)$11.564     (b)$14.947
        End AUV.............................................   (a)$12.511     (a)$11.607     (a)$15.041     (a)$17.401
                                                               (b)$12.489     (b)$11.564     (b)$14.947     (b)$17.250
        Ending Number of AUs................................   (a)1,205,175   (a)1,079,944   (a)1,423,384   (a)1,038,865
                                                               (b)13,903      (b)18,915      (b)16,537      (b)12,709

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.614     (a)$10.196     (a)$7.175      (a)$9.314
                                                               (b)$12.109     (b)$10.162     (b)$7.140      (b)$9.245
        End AUV.............................................   (a)$10.196     (a)$7.175      (a)$9.314      (a)$10.686
                                                               (b)$10.162     (b)$7.140      (b)$9.245      (b)$10.581
        Ending Number of AUs................................   (a)2,962,441   (a)2,588,862   (a)2,253,565   (a)2,018,801
                                                               (b)9,943       (b)818         (b)13,414      (b)726

------------------------------------------------------------------------------------------------------------------------
International Growth & Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.980     (a)$10.743     (a)$8.367      (a)$11.283
                                                               (b)$12.558     (b)$10.713     (b)$8.322      (b)$11.195
        End AUV.............................................   (a)$10.743     (a)$8.367      (a)$11.283     (a)$13.431
                                                               (b)$10.713     (b)$8.322      (b)$11.195     (b)$13.293
        Ending Number of AUs................................   (a)540,811     (a)361,014     (a)441,884     (a)730,761
                                                               (b)12,893      (b)12,733      (b)9,786       (b)11,126

------------------------------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$8.768      (a)$9.550
                                                               (b)$--         (b)$--         (b)$8.743      (b)$0.000
        Ending AUV..........................................   (a)$--         (a)$--         (a)$9.550      (a)$10.466
                                                               (b)$--         (b)$--         (b)$0.000      (b)$0.000
        Ending Number of AUs................................   (a)--          (a)--          (a)172,556     (a)126,389
                                                               (b)--          (b)--          (b)0.000       (b)0

------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$23.098     (a)$19.203     (a)$14.944     (a)$18.028
                                                               (b)$19.550     (b)$19.159     (b)$14.872     (b)$17.897
        End AUV.............................................   (a)$19.203     (a)$14.944     (a)$18.028     (a)$19.863
                                                               (b)$19.159     (b)$14.872     (b)$17.897     (b)$19.669
        Ending Number of AUs................................   (a)194,759     (a)308,531     (a)347,019     (a)274,390
                                                               (b)16,776      (b)25,647      (b)12,161      (b)11,007

------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$16.649     (a)$13.420     (a)$6.982      (a)$9.438
                                                               (b)$16.262     (b)$13.385     (b)$6.947      (b)$9.367
        End AUV.............................................   (a)$13.420     (a)$6.982      (a)$9.438      (a)$10.605
                                                               (b)$13.385     (b)$6.947      (b)$9.367      (b)$10.499
        Ending Number of AUs................................   (a)337,250     (a)412,156     (a)1,404,870   (a)642,027
                                                               (b)24,177      (b)30,661      (b)31,824      (b)31,195

------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$21.276     (a)$22.895
                                                               (b)$--         (b)$--         (b)$21.151     (b)$22.735
        End AUV.............................................   (a)$--         (a)$--         (a)$22.895     (a)$25.099
                                                               (b)$--         (b)$--         (b)$22.735     (b)$24.861
        Ending Number of AUs................................   (a)--          (a)--          (a)113,928     (a)354,737
                                                               (b)--          (b)--          (b)1,795       (b)28,996

------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$25.118     (a)$19.097     (a)$13.832     (a)$16.896
                                                               (b)$22.169     (b)$19.049     (b)$13.764     (b)$16.770
        End AUV.............................................   (a)$19.097     (a)$13.832     (a)$16.896     (a)$17.473
                                                               (b)$19.049     (b)$13.764     (b)$16.770     (b)$17.300
        Ending Number of AUs................................   (a)85,953      (a)99,343      (a)120,333     (a)98,773
                                                               (b)3,731       (b)4,001       (b)5,291       (b)6,094

------------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$11.487     (a)$13.590
                                                               (b)$--         (b)$--         (b)$11.446     (b)$13.525
        Ending AUV..........................................   (a)$--         (a)$--         (a)$13.590     (a)$15.770
                                                               (b)$--         (b)$--         (b)$13.525     (b)$15.657
        Ending Number of AUs................................   (a)--          (a)--          (a)35,851      (a)540,565
                                                               (b)--          (b)--          (b)0.000       (b)4,061

------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$17.561     (a)$15.021     (a)$12.550     (a)$14.229
                                                               (b)$16.318     (b)$14.988     (b)$12.491     (b)$14.127
        End AUV.............................................   (a)$15.021     (a)$12.550     (a)$14.229     (a)$14.964
                                                               (b)$14.988     (b)$12.491     (b)$14.127     (b)$14.819
        Ending Number of AUs................................   (a)2,982,720   (a)2,302,709   (a)1,938,351   (a)1,593,062
                                                               (b)7,505       (b)15,203      (b)12,214      (b)8,614

------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$5.986      (a)$3.452      (a)$1.722      (a)$2.557
                                                               (b)$4.505      (b)$3.444      (b)$1.714      (b)$2.538
        End AUV.............................................   (a)$3.452      (a)$1.722      (a)$2.557      (a)$2.455
                                                               (b)$3.444      (b)$1.714      (b)$2.538      (b)$2.431
        Ending Number of AUs................................   (a)452,103     (a)477,205     (a)3,596,149   (a)516,107
                                                               (b)8,367       (b)9,496       (b)14,350      (b)5,093

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.537     (a)$11.504     (a)$8.638      (a)$10.104
                                                               (b)$13.611     (b)$11.480     (b)$8.597      (b)$10.031
        End AUV.............................................   (a)$11.504     (a)$8.638      (a)$10.104     (a)$11.621
                                                               (b)$11.480     (b)$8.597      (b)$10.031     (b)$11.508
        Ending Number of AUs................................   (a)741,375     (a)580,807     (a)475,095     (a)406,395
                                                               (b)346         (b)238         (b)241         (b)234

------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.005     (a)$14.299     (a)$14.029     (a)$17.402
                                                               (b)$14.955     (b)$14.278     (b)$13.987     (b)$17.306
        End AUV.............................................   (a)$14.299     (a)$14.029     (a)$17.402     (a)$18.754
                                                               (b)$14.278     (b)$13.987     (b)$17.306     (b)$18.604
        Ending Number of AUs................................   (a)304,989     (a)257,489     (a)280,688     (a)226,068
                                                               (b)803         (b)840         (b)702         (b)751

------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and Income (Inception
  Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$9.337      (a)$10.556
                                                               (b)$--         (b)$--         (b)$9.300      (b)$10.503
        Ending AUV..........................................   (a)$--         (a)$--         (a)$10.556     (a)$11.713
                                                               (b)$--         (b)$--         (b)$10.503     (b)$11.624
        Ending Number of AUs................................   (a)--          (a)--          (a)138,758     (a)672,413
                                                               (b)--          (b)--          (b)5,076       (b)27,324

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$9.158      (a)$10.431
                                                               (b)$--         (b)$--         (b)$9.126      (b)$10.382
        End AUV.............................................   (a)$--         (a)$--         (a)$10.431     (a)$12.064
                                                               (b)$--         (b)$--         (b)$10.382     (b)$11.978
        Ending Number of AUs................................   (a)--          (a)--          (a)146,887     (a)563,966
                                                               (b)--          (b)--          (b)7,082       (b)54,095

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$8.020      (a)$8.610
                                                               (b)$--         (b)$--         (b)$7.955      (b)$8.530
        End AUV.............................................   (a)$--         (a)$--         (a)$8.610      (a)$9.057
                                                               (b)$--         (b)$--         (b)$8.530      (b)$8.952
        Ending Number of AUs................................   (a)--          (a)--          (a)34,571      (a)67,156
                                                               (b)--          (b)--          (b)1,506       (b)2,884

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income (Inception Date - 1/25/02)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$9.868      (a)$11.139
                                                               (b)$--         (b)$--         (b)$9.827      (b)$11.081
        End AUV.............................................   (a)$--         (a)$--         (a)$11.139     (a)$12.520
                                                               (b)$--         (b)$--         (b)$11.081     (b)$12.424
        Ending Number of AUs................................   (a)--          (a)--          (a)130,936     (a)378,009
                                                               (b)--          (b)--          (b)4,630       (b)16,151

------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$12.479     (a)$14.591
                                                               (b)$--         (b)$--         (b)$12.447     (b)$14.537
        Ending AUV..........................................   (a)$--         (a)$--         (a)$14.591     (a)$16.310
                                                               (b)$--         (b)$--         (b)$14.537     (b)$16.209
        Ending Number of AUs................................   (a)--          (a)--          (a)144,246     (a)615,729
                                                               (b)--          (b)--          (b)875         (b)15,195

------------------------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$13.167     (a)$14.667
                                                               (b)$--         (b)$--         (b)$13.139     (b)$14.621
        Ending AUV..........................................   (a)$--         (a)$--         (a)$14.667     (a)$16.252
                                                               (b)$--         (b)$--         (b)$14.621     (b)$16.161
        Ending Number of AUs................................   (a)--          (a)--          (a)330,470     (a)813,276
                                                               (b)--          (b)--          (b)5,884       (b)55,915

------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$12.590     (a)$14.197
                                                               (b)$--         (b)$--         (b)$12.560     (b)$14.148
        Ending AUV..........................................   (a)$--         (a)$--         (a)$14.197     (a)$15.434
                                                               (b)$--         (b)$--         (b)$14.148     (b)$15.342
        Ending Number of AUs................................   (a)--          (a)--          (a)580,789     (a)1,614,783
                                                               (b)--          (b)--          (b)8,914       (b)74,950

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1.  Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date or for any contracts issued in the State of Washington, regardless of age) plus any Purchase Payments recorded after the date of death; and reduced by any Withdrawals recorded after the date of death in the same proportion that the Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Withdrawals recorded after the seventh contract anniversary in the same proportion that the Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Withdrawals since the seventh contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX C -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Oregon
                                   penalty free withdrawal amount.
--------------------------------------------------------------------------------------------------------------------
 Minimum Contract Value            We may terminate your contract if both the following occur:   Texas
                                   (1) your contract is less than $500 as a result of
                                   withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we
                                   will distribute the contract's remaining value to you.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------

                     (This page left intentionally blank.)

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Anchor Advisor Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                   POLARIS ADVISOR VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 2, 2005

                          VARIABLE ANNUITY ACCOUNT FOUR
                                SUPPLEMENT TO THE
                   ANCHOR ADVISOR VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND ALL REFERENCES IN THE PROSPECTUS TO THE SAI ARE HEREBY CHANGED TO OCTOBER 24, 2005.

EFFECTIVE NOVEMBER 1, 2005, THE VARIABLE PORTFOLIOS' MANAGERS HAVE BEEN REPLACED AS FOLLOWS:

        Global Equities Portfolio
        Previous Manager:  Alliance Capital Management L.P.
        New Manager:  J.P. Morgan Investment Management Inc.

        Growth Opportunities Portfolio
        Previous Manager:  AIG SunAmerica Asset Management Corp.
        New Manager:  Van Kampen


THE FOLLOWING PARAGRAPH REPLACES THE LAST PARAGRAPH IN THE "MINIMUM DISTRIBUTIONS" SUBSECTION OF THE "TAXES" SECTION OF THE PROSPECTUS:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING PARAGRAPHS ARE INSERTED AFTER THE "GENERAL ACCOUNT" SECTION OF THE PROSPECTUS UNDER A NEW SUBSECTION HEADING "GUARANTEE OF INSURANCE OBLIGATIONS":

Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.


THE FOLLOWING PARAGRAPHS REPLACE THE THIRD PARAGRAPH UNDER THE "LEGAL PROCEEDINGS" SECTION OF THE PROSPECTUS:

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the direct parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.


THE FOLLOWING PARAGRAPHS REPLACE THE "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" SECTION OF THE PROSPECTUS:

FINANCIAL STATEMENTS

AIG Support Agreement

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

Where You Can Find More Information

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No.001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004. On November 9, 2005, AIG announced that it will restate its financial statements for the years ended December 31, 2004, 2003 and 2002, along with 2001 and 2000 for purposes of preparation of the Selected Consolidated Financial Data for 2001 and 2000. No part of this financial information should be relied upon until such time as the announced restatement is complete.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-445-SUN2.

Date:  December 9, 2005

                Please keep this Supplement with your Prospectus.

                             (ANCHOR ADVISOR LOGO)

                                   PROSPECTUS
                                  MAY 2, 2005

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             VARIABLE ANNUITY ACCOUNT FOUR
                                              The annuity has several investment choices - Variable Portfolios listed below and
To learn more about the annuity               available DCA fixed account option(s). The Variable Portfolios invest in the
offered in this prospectus, you can           underlying funds of the American Funds Insurance Series ("AFIS"), Anchor Series Trust
obtain a copy of the Statement of             ("AST"), Lord Abbett Series Fund, Inc. ("LASF"), SunAmerica Series Trust ("SAST") and
Additional Information ("SAI") dated          the Van Kampen Life Investment Trust ("VKT").
May 2, 2005. The SAI has been filed
with the United States Securities and         STOCKS:
Exchange Commission ("SEC") and is                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
incorporated by reference into this                 - Aggressive Growth Portfolio                                              SAST
prospectus. The Table of Contents of                - Blue Chip Growth Portfolio                                               SAST
the SAI appears at the end of this                  - "Dogs" of Wall Street Portfolio*                                         SAST
prospectus. For a free copy of the                  - Growth Opportunities Portfolio                                           SAST
SAI, call us at (800) 445-SUN2 or                 MANAGED BY BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT
write to us at our Annuity Service                  - Small & Mid Cap Value Portfolio                                          SAST
Center, P.O. Box 54299, Los Angeles,              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
California 90054-0299.                              - Alliance Growth Portfolio                                                SAST
                                                    - Global Equities Portfolio                                                SAST
In addition, the SEC maintains a                    - Growth-Income Portfolio                                                  SAST
website (http://www.sec.gov) that                 MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
contains the SAI, materials                         - American Funds Global Growth Portfolio                                   AFIS
incorporated by reference and other                 - American Funds Growth Portfolio                                          AFIS
information filed electronically with               - American Funds Growth-Income Portfolio                                   AFIS
the SEC by the Company.                           MANAGED BY DAVIS ADVISORS
                                                    - Davis Venture Value Portfolio                                            SAST
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Federated American Leaders Portfolio*                                    SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                  - Telecom Utility Portfolio                                                SAST
GUARANTEED OR ENDORSED BY, ANY BANK.              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
THEY ARE NOT FEDERALLY INSURED BY THE               - Goldman Sachs Research Portfolio                                         SAST
FEDERAL DEPOSIT INSURANCE                         MANAGED BY LORD, ABBETT & CO.
CORPORATION, THE FEDERAL RESERVE                    - Lord Abbett Growth and Income Portfolio                                  LASF
BOARD OR ANY OTHER AGENCY.                        MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                    - Marsico Growth Portfolio                                                 SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - International Growth and Income Portfolio                                SAST
                                                    - Putnam Growth: Voyager Portfolio                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                                  SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - International Diversified Equities Portfolio                             SAST
                                                    - Technology Portfolio                                                     SAST
                                                  MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.
                                                    - Van Kampen LIT Comstock Portfolio*                                        VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio                                  VKT
                                                    - Van Kampen LIT Growth and Income Portfolio                                VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                                                AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government and Quality Bond Portfolio                                     AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated
                                              American Leaders Portfolio is an equity fund seeking growth of capital and income;
                                                and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
                                   TABLE OF CONTENTS
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 GLOSSARY........................................................................
                                                                                      2
 HIGHLIGHTS......................................................................
                                                                                      3
 FEE AND EXPENSE TABLES..........................................................
                                                                                      4
    Maximum Owner Transaction Expenses...........................................
                                                                                      4
    Contract Maintenance Fee.....................................................
                                                                                      4
    Separate Account Annual Expenses.............................................
                                                                                      4
    Underlying Fund Expenses.....................................................
                                                                                      4
 EXAMPLES........................................................................
                                                                                      5
 THE ANCHOR ADVISOR VARIABLE ANNUITY.............................................
                                                                                      6
 PURCHASING A VARIABLE ANNUITY...................................................
                                                                                      6
    Allocation of Purchase Payments..............................................
                                                                                      7
    Accumulation Units...........................................................
                                                                                      7
    Right to Examine.............................................................
                                                                                      7
    Exchange Offers..............................................................
                                                                                      7
 INVESTMENT OPTIONS..............................................................
                                                                                      7
    Variable Portfolios..........................................................
                                                                                      7
        American Funds Insurance Series..........................................
                                                                                      8
        Anchor Series Trust......................................................
                                                                                      8
        Lord Abbett Series Fund, Inc. ...........................................
                                                                                      8
        SunAmerica Series Trust..................................................
                                                                                      8
        Van Kampen Life Investment Trust.........................................
                                                                                      8
    Fixed Account Options........................................................
                                                                                      9
    Dollar Cost Averaging Program................................................
                                                                                     10
    Asset Allocation Program.....................................................
                                                                                     10
    Transfers During the Accumulation Phase......................................
                                                                                     11
    Automatic Asset Rebalancing Program..........................................
                                                                                     12
    Voting Rights................................................................
                                                                                     13
    Substitution, Addition or Deletion of Variable Portfolios....................
                                                                                     13
 ACCESS TO YOUR MONEY............................................................
                                                                                     13
    Systematic Withdrawal Program................................................
                                                                                     13
    Minimum Contract Value.......................................................
                                                                                     13
 DEATH BENEFIT...................................................................
                                                                                     13
    Death Benefit Options........................................................
                                                                                     14
    Optional EstatePlus Benefit..................................................
                                                                                     15
    Spousal Continuation.........................................................
                                                                                     16
 EXPENSES........................................................................
                                                                                     16
    Separate Account Charges.....................................................
                                                                                     16
    Underlying Fund Fees.........................................................
                                                                                     16
    12b-1 Fees...................................................................
                                                                                     16
    Transfer Fee.................................................................
                                                                                     16
    Optional EstatePlus Fee......................................................
                                                                                     17
    Premium Tax..................................................................
                                                                                     17
    Income Taxes.................................................................
                                                                                     17
    Reduction or Elimination of Fees, Expenses and Additional Amounts Credited...
                                                                                     17
 INCOME OPTIONS..................................................................
                                                                                     17
    Annuity Date.................................................................
                                                                                     17
    Income Options...............................................................
                                                                                     17
    Fixed or Variable Income Payments............................................
                                                                                     18
    Income Payments..............................................................
                                                                                     18
    Transfers During the Income Phase............................................
                                                                                     18
    Deferment of Payments........................................................
                                                                                     18
 TAXES...........................................................................
                                                                                     18
    Annuity Contracts in General.................................................
                                                                                     19
    Tax Treatment of Distributions - Non-Qualified Contracts.....................
                                                                                     19
    Tax Treatment of Distributions - Qualified Contracts.........................
                                                                                     19
    Minimum Distributions........................................................
                                                                                     20
    Tax Treatment of Death Benefits..............................................
                                                                                     20
    Contracts Owned by a Trust or Corporation....................................
                                                                                     20
    Gifts, Pledges and/or Assignments of a Contract..............................
                                                                                     20
    Diversification and Investor Control.........................................
                                                                                     21
 OTHER INFORMATION...............................................................
                                                                                     21
    AIG SunAmerica Life..........................................................
                                                                                     21
    The Separate Account.........................................................
                                                                                     21
    The General Account..........................................................
                                                                                     21
    Registration Statements......................................................
                                                                                     21
    Payments in Connection with Distribution of the Contract.....................
                                                                                     21
    Administration...............................................................
                                                                                     22
    Legal Proceedings............................................................
                                                                                     22
    Independent Registered Public Accounting Firm................................
                                                                                     23
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................
                                                                                     23
 APPENDIX A - CONDENSED FINANCIALS...............................................
                                                                                    A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................
                                                                                    B-1
 APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
  AND BENEFITS...................................................................
                                                                                    C-1

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT - The person on whose life we base income payments.


ANNUITY DATE - The date on which you select income payments to begin.


ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE - The period during which we make income payments to you.


LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.


NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange


OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUSTS - Collectively refers to the American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Trust, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

This Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company (the "Company"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and available fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive your contract value on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE PURCHASING A VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are portfolio expenses on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. PLEASE SEE THE FEE TABLE, PURCHASING A VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive fixed or variable income payments or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

SEE APPENDIX C FOR INFORMATION REGARDING STATE CONTRACT AVAILABILITY AND STATE SPECIFIC VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             FEE AND EXPENSE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES........................................................................  None

TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE........................................................
                                                                            None

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Mortality and Expense Risk Charge...............................................  1.37%
Distribution Expense Charge.....................................................  0.15%
Optional EstatePlus Fee(1)......................................................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

UNDERLYING FUND EXPENSES

                        TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES                          MINIMUM   MAXIMUM
                        ------------------------------------------                          -------   -------
(expenses that are deducted from underlying portfolios of the Trusts, including management
  fees, other expenses and 12b-1 fees, if applicable).....................................   0.55%     1.52%

FOOTNOTE TO THE FEE TABLES:

(1) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including EstatePlus 0.25% and investment in an underlying portfolio with total expenses of 1.52%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $332             $1,013            $1,717            $3,585
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $307              $939             $1,596            $3,355
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $332             $1,013            $1,717            $3,585
---------------------------------------------------------------------
---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an underlying portfolio with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as total annual Underlying Fund expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                      THE ANCHOR ADVISOR VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                         PURCHASING A VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract.

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 90 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

EXAMPLE:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                               INVESTMENT OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

The Variable Portfolios along with their respective subadvisers are listed below:

     AMERICAN FUNDS INSURANCE SERIES - CLASS 2

     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST - CLASS 1

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST - CLASS 1

     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").

STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

       - Growth Opportunities Portfolio                                     SAST

     MANAGED BY BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

       - Small & Mid Cap Value Portfolio                                    SAST

     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Alliance Growth Portfolio                                          SAST

       - Global Equities Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST
     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

       - Telecom Utility Portfolio                                          SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

       - Goldman Sachs Research Portfolio                                   SAST

     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Growth and Income Portfolio*                           LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Marsico Growth Portfolio                                           SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

     MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.

       - Van Kampen LIT Comstock Portfolio*                                  VKT

       - Van Kampen LIT Emerging Growth Portfolio VKT

       - Van Kampen LIT Growth and Income Portfolio                          VKT

     MANAGED BY VAN KAMPEN

       - International Diversified Equities Portfolio** SAST

       - Technology Portfolio**                                             SAST

BALANCED:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

     MANAGED BY WM ADVISORS, INC.

       - Asset Allocation Portfolio                                          AST

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

       - Global Bond Portfolio                                              SAST

     MANAGED BY VAN KAMPEN

       - Worldwide High Income Portfolio                                    SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government and Quality Bond Portfolio                               AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

** Morgan Stanley Investment Management, Inc., the subadviser for the International Diversified Equities and Technology Portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

     EXAMPLE:

Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM

You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     REBALANCING THE MODELS

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.

Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

IMPORTANT INFORMATION

Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

     TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic payments under the Systematic Withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option.

You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

Payments must begin under the selected Income Option no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option.

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The Death Benefit on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------
   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
----------------------------------------------------------------------------
 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
----------------------------------------------------------------------------
 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------
 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

---------------------------------------------------------------------------------
      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------
 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
---------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    EXPENSES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND FEES

INVESTMENT MANAGEMENT FEE

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

12B-1 FEES


Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust and Class 2 shares of the American Funds Insurance Series. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL ESTATEPLUS FEE

The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 INCOME OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

        ----------------------------------------------------------------
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                                     TAXES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                               OTHER INFORMATION
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AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Four Account, under California law on November 8, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 3% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVED

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.40% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50%. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of Variable Annuity Account Four at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account................................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Performance Data................................    4
Income Payments.................................    6
Annuity Unit Values.............................    6
Death Benefit Options for Contracts Issued
  Before October 24, 2001.......................    9
Taxes...........................................   12
Distribution of Contracts.......................   17
Financial Statements............................   17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$19.448     (a)$18.614     (a)$16.951     (a)$20.546
                                                               (b)$19.178     (b)$18.582     (b)$16.881     (b)$20.409
        End AUV.............................................   (a)$18.614     (a)$16.951     (a)$20.546     (a)$22.327
                                                               (b)$18.582     (b)$16.881     (b)$20.409     (b)$22.124
        Ending Number of AUs................................   (a)1,700,036   (a)1,804,886   (a)1,803,785   (a)1,851,557
                                                               (b)4,093       (b)14,688      (b)13,259      (b)9,923

------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$39.336     (a)$33.864     (a)$25.794     (a)$33.600
                                                               (b)$33.269     (b)$33.775     (b)$25.662     (b)$33.343
        End AUV.............................................   (a)$33.864     (a)$25.794     (a)$33.600     (a)$36.106
                                                               (b)$33.775     (b)$25.662     (b)$33.343     (b)$35.743
        Ending Number of AUs................................   (a)2,269,004   (a)1,854,892   (a)1,705,205   (a)1,490,686
                                                               (b)29,640      (b)43,419      (b)44,085      (b)45,479

------------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.557     (a)$15.330     (a)$16.504     (a)$16.664
                                                               (b)$14.849     (b)$15.292     (b)$16.423     (b)$16.541
        End AUV.............................................   (a)$15.330     (a)$16.504     (a)$16.664     (a)$16.972
                                                               (b)$15.292     (b)$16.423     (b)$16.541     (b)$16.805
        Ending Number of AUs................................   (a)2,871,304   (a)3,727,652   (a)2,707,534   (a)1,822,095
                                                               (b)51,435      (b)75,513      (b)56,105      (b)52,262

------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$31.785     (a)$27.208     (a)$20.859     (a)$26.692
                                                               (b)$26.441     (b)$27.144     (b)$20.757     (b)$26.496
        End AUV.............................................   (a)$27.208     (a)$20.859     (a)$26.692     (a)$29.142
                                                               (b)$27.144     (b)$20.757     (b)$26.496     (b)$28.856
        Ending Number of AUs................................   (a)1,624,286   (a)1,255,588   (a)1,131,527   (a)907,773
                                                               (b)12,570      (b)12,858      (b)13,228      (b)11,838

------------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.706     (a)$14.327     (a)$15.293     (a)$22.251
                                                               (b)$15.450     (b)$14.289     (b)$15.218     (b)$22.086
        End AUV.............................................   (a)$14.327     (a)$15.293     (a)$22.251     (a)$27.405
                                                               (b)$14.289     (b)$15.218     (b)$22.086     (b)$27.133
        Ending Number of AUs................................   (a)291,991     (a)345,600     (a)360,978     (a)387,002
                                                               (b)258         (b)3,543       (b)407         (b)1,573

------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$20.283     (a)$13.648     (a)$10.123     (a)$12.807
                                                               (b)$17.073     (b)$13.621     (b)$10.078     (b)$12.719
        End AUV.............................................   (a)$13.648     (a)$10.123     (a)$12.807     (a)$14.731
                                                               (b)$13.621     (b)$10.078     (b)$12.719     (b)$14.592
        Ending Number of AUs................................   (a)1,549,152   (a)1,113,813   (a)998,418     (a)918,204
                                                               (b)2,901       (b)3,336       (b)4,795       (b)4,507

------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$38.509     (a)$32.621     (a)$22.076     (a)$27.355
                                                               (b)$32.000     (b)$32.541     (b)$21.966     (b)$27.152
        End AUV.............................................   (a)$32.621     (a)$22.076     (a)$27.355     (a)$29.082
                                                               (b)$32.541     (b)$21.966     (b)$27.152     (b)$28.794
        Ending Number of AUs................................   (a)3,468,395   (a)2,495,614   (a)2,087,862   (a)1,635,976
                                                               (b)24,593      (b)23,197      (b)24,778      (b)12,714

------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$8.759      (a)$6.692      (a)$4.661      (a)$5.785
                                                               (b)$8.066      (b)$6.674      (b)$4.637      (b)$5.741
        End AUV.............................................   (a)$6.692      (a)$4.661      (a)$5.785      (a)$5.996
                                                               (b)$6.674      (b)$4.637      (b)$5.741      (b)$5.935
        Ending Number of AUs................................   (a)84,737      (a)219,074     (a)377,969     (a)307,355
                                                               (b)14,912      (b)24,894      (b)30,031      (b)62,032

------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$12.793     (a)$13.062     (a)$13.040     (a)$12.929
                                                               (b)$12.882     (b)$13.028     (b)$12.976     (b)$12.834
        End AUV.............................................   (a)$13.062     (a)$13.040     (a)$12.929     (a)$12.838
                                                               (b)$13.028     (b)$12.976     (b)$12.834     (b)$12.712
        Ending Number of AUs................................   (a)15,479,712  (a)7,100,813   (a)1,794,139   (a)1,216,652
                                                               (b)63,268      (b)41,598      (b)20,307      (b)49,074

------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.190     (a)$13.972     (a)$14.788     (a)$16.304
                                                               (b)$13.674     (b)$13.933     (b)$14.709     (b)$16.176
        End AUV.............................................   (a)$13.972     (a)$14.788     (a)$16.304     (a)$17.153
                                                               (b)$13.933     (b)$14.709     (b)$16.176     (b)$16.977
        Ending Number of AUs................................   (a)1,282,670   (a)1,250,457   (a)1,070,502   (a)1,028,350
                                                               (b)29,323      (b)41,384      (b)38,215      (b)32,972

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$30.052     (a)$26.245     (a)$21.522     (a)$28.218
                                                               (b)$25.322     (b)$26.176     (b)$21.413     (b)$28.004
        End AUV.............................................   (a)$26.245     (a)$21.522     (a)$28.218     (a)$31.548
                                                               (b)$26.176     (b)$21.413     (b)$28.004     (b)$31.231
        Ending Number of AUs................................   (a)4,522,372   (a)3,853,665   (a)3,450,131   (a)3,134,711
                                                               (b)40,065      (b)49,296      (b)43,527      (b)31,429

------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$9.122      (a)$9.692      (a)$8.920      (a)$10.544
                                                               (b)$9.388      (b)$9.668      (b)$8.875      (b)$10.466
        End AUV.............................................   (a)$9.692      (a)$8.920      (a)$10.544     (a)$11.385
                                                               (b)$9.668      (b)$8.875      (b)$10.466     (b)$11.272
        Ending Number of AUs................................   (a)798,044     (a)853,991     (a)736,352     (a)561,071
                                                               (b)3,074       (b)5,948       (b)8,746       (b)9,151

------------------------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$17.029     (a)$16.381     (a)$12.944     (a)$16.264
                                                               (b)$15.775     (b)$16.335     (b)$12.875     (b)$16.138
        End AUV.............................................   (a)$16.381     (a)$12.944     (a)$16.264     (a)$17.603
                                                               (b)$16.335     (b)$12.875     (b)$16.138     (b)$17.423
        Ending Number of AUs................................   (a)1,377,996   (a)1,436,161   (a)1,263,554   (a)1,006,014
                                                               (b)7,643       (b)13,372      (b)12,964      (b)13,833

------------------------------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$10.559     (a)$12.463
                                                               (b)$--         (b)$--         (b)$10.526     (b)$12.410
        Ending AUV..........................................   (a)$--         (a)$--         (a)$12.463     (a)$14.701
                                                               (b)$--         (b)$--         (b)$12.410     (b)$14.602
        Ending Number of AUs................................   (a)--          (a)--          (a)20,980      (a)362,546
                                                               (b)--          (b)--          (b)0.000       (b)2,002

------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.158     (a)$15.678     (a)$16.361     (a)$16.687
                                                               (b)$15.629     (b)$15.639     (b)$16.279     (b)$16.562
        End AUV.............................................   (a)$15.678     (a)$16.361     (a)$16.687     (a)$17.087
                                                               (b)$15.639     (b)$16.279     (b)$16.562     (b)$16.917
        Ending Number of AUs................................   (a)426,778     (a)365,051     (a)300,945     (a)297,473
                                                               (b)208         (b)598         (b)1,376       (b)2,174

------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$21.654     (a)$17.472     (a)$12.588     (a)$15.688
                                                               (b)$19.803     (b)$17.425     (b)$12.524     (b)$15.588
        End AUV.............................................   (a)$17.472     (a)$12.588     (a)$15.688     (a)$17.285
                                                               (b)$17.425     (b)$12.524     (b)$15.568     (b)$17.111
        Ending Number of AUs................................   (a)1,339,247   (a)929,945     (a)792,029     (a)598,465
                                                               (b)4,681       (b)7,913       (b)6,210       (b)5,046

------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$9.332      (a)$7.173      (a)$5.080      (a)$6.266
                                                               (b)$9.103      (b)$7.154      (b)$5.054      (b)$6.218
        End AUV.............................................   (a)$7.173      (a)$5.080      (a)$6.266      (a)$6.975
                                                               (b)$7.154      (b)$5.054      (b)$6.218      (b)$6.904
        Ending Number of AUs................................   (a)179,926     (a)213,444     (a)153,918     (a)192,318
                                                               (b)32,029      (b)29,747      (b)21,191      (b)6,064

------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$32.417     (a)$26.847     (a)$20.850     (a)$25.801
                                                               (b)$27.698     (b)$26.783     (b)$20.748     (b)$25.611
        End AUV.............................................   (a)$26.847     (a)$20.850     (a)$25.801     (a)$28.342
                                                               (b)$26.783     (b)$20.748     (b)$25.611     (b)$28.063
        Ending Number of AUs................................   (a)3,750,334   (a)3,040,385   (a)2,572,643   (a)2,087,895
                                                               (b)13,812      (b)19,928      (b)15,959      (b)11,836

------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$8.579      (a)$5.807      (a)$3.443      (a)$4.577
                                                               (b)$6.988      (b)$5.798      (b)$3.429      (b)$4.547
        End AUV.............................................   (a)$5.807      (a)$3.443      (a)$4.577      (a)$4.786
                                                               (b)$5.798      (b)$3.429      (b)$4.547      (b)$4.742
        Ending Number of AUs................................   (a)57,138      (a)147,919     (a)241,096     (a)167,203
                                                               (b)1,528       (b)3,319       (b)2,765       (b)3,574

------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.279     (a)$12.511     (a)$11.607     (a)$15.041
                                                               (b)$13.522     (b)$12.489     (b)$11.564     (b)$14.947
        End AUV.............................................   (a)$12.511     (a)$11.607     (a)$15.041     (a)$17.401
                                                               (b)$12.489     (b)$11.564     (b)$14.947     (b)$17.250
        Ending Number of AUs................................   (a)1,205,175   (a)1,079,944   (a)1,423,384   (a)1,038,865
                                                               (b)13,903      (b)18,915      (b)16,537      (b)12,709

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.614     (a)$10.196     (a)$7.175      (a)$9.314
                                                               (b)$12.109     (b)$10.162     (b)$7.140      (b)$9.245
        End AUV.............................................   (a)$10.196     (a)$7.175      (a)$9.314      (a)$10.686
                                                               (b)$10.162     (b)$7.140      (b)$9.245      (b)$10.581
        Ending Number of AUs................................   (a)2,962,441   (a)2,588,862   (a)2,253,565   (a)2,018,801
                                                               (b)9,943       (b)818         (b)13,414      (b)726

------------------------------------------------------------------------------------------------------------------------
International Growth & Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.980     (a)$10.743     (a)$8.367      (a)$11.283
                                                               (b)$12.558     (b)$10.713     (b)$8.322      (b)$11.195
        End AUV.............................................   (a)$10.743     (a)$8.367      (a)$11.283     (a)$13.431
                                                               (b)$10.713     (b)$8.322      (b)$11.195     (b)$13.293
        Ending Number of AUs................................   (a)540,811     (a)361,014     (a)441,884     (a)730,761
                                                               (b)12,893      (b)12,733      (b)9,786       (b)11,126

------------------------------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$8.768      (a)$9.550
                                                               (b)$--         (b)$--         (b)$8.743      (b)$0.000
        Ending AUV..........................................   (a)$--         (a)$--         (a)$9.550      (a)$10.466
                                                               (b)$--         (b)$--         (b)$0.000      (b)$0.000
        Ending Number of AUs................................   (a)--          (a)--          (a)172,556     (a)126,389
                                                               (b)--          (b)--          (b)0.000       (b)0

------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$23.098     (a)$19.203     (a)$14.944     (a)$18.028
                                                               (b)$19.550     (b)$19.159     (b)$14.872     (b)$17.897
        End AUV.............................................   (a)$19.203     (a)$14.944     (a)$18.028     (a)$19.863
                                                               (b)$19.159     (b)$14.872     (b)$17.897     (b)$19.669
        Ending Number of AUs................................   (a)194,759     (a)308,531     (a)347,019     (a)274,390
                                                               (b)16,776      (b)25,647      (b)12,161      (b)11,007

------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$16.649     (a)$13.420     (a)$6.982      (a)$9.438
                                                               (b)$16.262     (b)$13.385     (b)$6.947      (b)$9.367
        End AUV.............................................   (a)$13.420     (a)$6.982      (a)$9.438      (a)$10.605
                                                               (b)$13.385     (b)$6.947      (b)$9.367      (b)$10.499
        Ending Number of AUs................................   (a)337,250     (a)412,156     (a)1,404,870   (a)642,027
                                                               (b)24,177      (b)30,661      (b)31,824      (b)31,195

------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$21.276     (a)$22.895
                                                               (b)$--         (b)$--         (b)$21.151     (b)$22.735
        End AUV.............................................   (a)$--         (a)$--         (a)$22.895     (a)$25.099
                                                               (b)$--         (b)$--         (b)$22.735     (b)$24.861
        Ending Number of AUs................................   (a)--          (a)--          (a)113,928     (a)354,737
                                                               (b)--          (b)--          (b)1,795       (b)28,996

------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$25.118     (a)$19.097     (a)$13.832     (a)$16.896
                                                               (b)$22.169     (b)$19.049     (b)$13.764     (b)$16.770
        End AUV.............................................   (a)$19.097     (a)$13.832     (a)$16.896     (a)$17.473
                                                               (b)$19.049     (b)$13.764     (b)$16.770     (b)$17.300
        Ending Number of AUs................................   (a)85,953      (a)99,343      (a)120,333     (a)98,773
                                                               (b)3,731       (b)4,001       (b)5,291       (b)6,094

------------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$11.487     (a)$13.590
                                                               (b)$--         (b)$--         (b)$11.446     (b)$13.525
        Ending AUV..........................................   (a)$--         (a)$--         (a)$13.590     (a)$15.770
                                                               (b)$--         (b)$--         (b)$13.525     (b)$15.657
        Ending Number of AUs................................   (a)--          (a)--          (a)35,851      (a)540,565
                                                               (b)--          (b)--          (b)0.000       (b)4,061

------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$17.561     (a)$15.021     (a)$12.550     (a)$14.229
                                                               (b)$16.318     (b)$14.988     (b)$12.491     (b)$14.127
        End AUV.............................................   (a)$15.021     (a)$12.550     (a)$14.229     (a)$14.964
                                                               (b)$14.988     (b)$12.491     (b)$14.127     (b)$14.819
        Ending Number of AUs................................   (a)2,982,720   (a)2,302,709   (a)1,938,351   (a)1,593,062
                                                               (b)7,505       (b)15,203      (b)12,214      (b)8,614

------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$5.986      (a)$3.452      (a)$1.722      (a)$2.557
                                                               (b)$4.505      (b)$3.444      (b)$1.714      (b)$2.538
        End AUV.............................................   (a)$3.452      (a)$1.722      (a)$2.557      (a)$2.455
                                                               (b)$3.444      (b)$1.714      (b)$2.538      (b)$2.431
        Ending Number of AUs................................   (a)452,103     (a)477,205     (a)3,596,149   (a)516,107
                                                               (b)8,367       (b)9,496       (b)14,350      (b)5,093

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.537     (a)$11.504     (a)$8.638      (a)$10.104
                                                               (b)$13.611     (b)$11.480     (b)$8.597      (b)$10.031
        End AUV.............................................   (a)$11.504     (a)$8.638      (a)$10.104     (a)$11.621
                                                               (b)$11.480     (b)$8.597      (b)$10.031     (b)$11.508
        Ending Number of AUs................................   (a)741,375     (a)580,807     (a)475,095     (a)406,395
                                                               (b)346         (b)238         (b)241         (b)234

------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.005     (a)$14.299     (a)$14.029     (a)$17.402
                                                               (b)$14.955     (b)$14.278     (b)$13.987     (b)$17.306
        End AUV.............................................   (a)$14.299     (a)$14.029     (a)$17.402     (a)$18.754
                                                               (b)$14.278     (b)$13.987     (b)$17.306     (b)$18.604
        Ending Number of AUs................................   (a)304,989     (a)257,489     (a)280,688     (a)226,068
                                                               (b)803         (b)840         (b)702         (b)751

------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and Income (Inception
  Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$9.337      (a)$10.556
                                                               (b)$--         (b)$--         (b)$9.300      (b)$10.503
        Ending AUV..........................................   (a)$--         (a)$--         (a)$10.556     (a)$11.713
                                                               (b)$--         (b)$--         (b)$10.503     (b)$11.624
        Ending Number of AUs................................   (a)--          (a)--          (a)138,758     (a)672,413
                                                               (b)--          (b)--          (b)5,076       (b)27,324

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$9.158      (a)$10.431
                                                               (b)$--         (b)$--         (b)$9.126      (b)$10.382
        End AUV.............................................   (a)$--         (a)$--         (a)$10.431     (a)$12.064
                                                               (b)$--         (b)$--         (b)$10.382     (b)$11.978
        Ending Number of AUs................................   (a)--          (a)--          (a)146,887     (a)563,966
                                                               (b)--          (b)--          (b)7,082       (b)54,095

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$8.020      (a)$8.610
                                                               (b)$--         (b)$--         (b)$7.955      (b)$8.530
        End AUV.............................................   (a)$--         (a)$--         (a)$8.610      (a)$9.057
                                                               (b)$--         (b)$--         (b)$8.530      (b)$8.952
        Ending Number of AUs................................   (a)--          (a)--          (a)34,571      (a)67,156
                                                               (b)--          (b)--          (b)1,506       (b)2,884

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income (Inception Date - 1/25/02)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$9.868      (a)$11.139
                                                               (b)$--         (b)$--         (b)$9.827      (b)$11.081
        End AUV.............................................   (a)$--         (a)$--         (a)$11.139     (a)$12.520
                                                               (b)$--         (b)$--         (b)$11.081     (b)$12.424
        Ending Number of AUs................................   (a)--          (a)--          (a)130,936     (a)378,009
                                                               (b)--          (b)--          (b)4,630       (b)16,151

------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$12.479     (a)$14.591
                                                               (b)$--         (b)$--         (b)$12.447     (b)$14.537
        Ending AUV..........................................   (a)$--         (a)$--         (a)$14.591     (a)$16.310
                                                               (b)$--         (b)$--         (b)$14.537     (b)$16.209
        Ending Number of AUs................................   (a)--          (a)--          (a)144,246     (a)615,729
                                                               (b)--          (b)--          (b)875         (b)15,195

------------------------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$13.167     (a)$14.667
                                                               (b)$--         (b)$--         (b)$13.139     (b)$14.621
        Ending AUV..........................................   (a)$--         (a)$--         (a)$14.667     (a)$16.252
                                                               (b)$--         (b)$--         (b)$14.621     (b)$16.161
        Ending Number of AUs................................   (a)--          (a)--          (a)330,470     (a)813,276
                                                               (b)--          (b)--          (b)5,884       (b)55,915

------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$--         (a)$--         (a)$12.590     (a)$14.197
                                                               (b)$--         (b)$--         (b)$12.560     (b)$14.148
        Ending AUV..........................................   (a)$--         (a)$--         (a)$14.197     (a)$15.434
                                                               (b)$--         (b)$--         (b)$14.148     (b)$15.342
        Ending Number of AUs................................   (a)--          (a)--          (a)580,789     (a)1,614,783
                                                               (b)--          (b)--          (b)8,914       (b)74,950

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1.  Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date or for any contracts issued in the State of Washington, regardless of age) plus any Purchase Payments recorded after the date of death; and reduced by any Withdrawals recorded after the date of death in the same proportion that the Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Withdrawals recorded after the seventh contract anniversary in the same proportion that the Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Withdrawals since the seventh contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX C -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Oregon
                                   penalty free withdrawal amount.
--------------------------------------------------------------------------------------------------------------------
 Minimum Contract Value            We may terminate your contract if both the following occur:   Texas
                                   (1) your contract is less than $500 as a result of
                                   withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we
                                   will distribute the contract's remaining value to you.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Anchor Advisor Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                             (ANCHOR ADVISOR LOGO)

                                   PROSPECTUS
                                OCTOBER 24, 2005

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             VARIABLE ANNUITY ACCOUNT FOUR
                                              The annuity has several investment choices - Variable Portfolios listed below and
To learn more about the annuity               available DCA fixed account option(s). The Variable Portfolios invest in the
offered in this prospectus, you can           underlying funds of the American Funds Insurance Series ("AFIS"), Anchor Series Trust
obtain a copy of the Statement of             ("AST"), Lord Abbett Series Fund, Inc. ("LASF"), SunAmerica Series Trust ("SAST") and
Additional Information ("SAI") dated          Van Kampen Life Investment Trust ("VKT").
October 24, 2005. The SAI has been
filed with the United States                  STOCKS:
Securities and Exchange Commission                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
("SEC") and is incorporated by                      - Aggressive Growth Portfolio                                              SAST
reference into this prospectus. The                 - Blue Chip Growth Portfolio                                               SAST
Table of Contents of the SAI appears                - "Dogs" of Wall Street Portfolio*                                         SAST
at the end of this prospectus. For a              MANAGED BY ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT
free copy of the SAI, call us at                    - Small & Mid Cap Value Portfolio                                          SAST
(800) 445-SUN2 or write to us at our              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
Annuity Service Center, P.O. Box                    - Alliance Growth Portfolio                                                SAST
54299, Los Angeles, California                      - Growth-Income Portfolio                                                  SAST
90054-0299.                                       MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                                    - American Funds Global Growth Portfolio                                   AFIS
In addition, the SEC maintains a                    - American Funds Growth Portfolio                                          AFIS
website (http://www.sec.gov) that                   - American Funds Growth-Income Portfolio                                   AFIS
contains the SAI, materials                       MANAGED BY DAVIS ADVISORS
incorporated by reference and other                 - Davis Venture Value Portfolio                                            SAST
information filed electronically with             MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
the SEC by the Company.                             - Federated American Leaders Portfolio*                                    SAST
                                                    - Telecom Utility Portfolio                                                SAST
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Goldman Sachs Research Portfolio                                         SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
GUARANTEED OR ENDORSED BY, ANY BANK.                - Global Equities Portfolio                                                SAST
THEY ARE NOT FEDERALLY INSURED BY THE             MANAGED BY LORD, ABBETT & CO.
FEDERAL DEPOSIT INSURANCE                           - Lord Abbett Growth and Income Portfolio                                  LASF
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
BOARD OR ANY OTHER AGENCY.                          - Marsico Growth Portfolio                                                 SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - International Growth and Income Portfolio                                SAST
                                                    - Putnam Growth: Voyager Portfolio                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                                  SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Growth Opportunities Portfolio                                           SAST
                                                    - International Diversified Equities Portfolio                             SAST
                                                    - Technology Portfolio                                                     SAST
                                                  MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.
                                                    - Van Kampen LIT Comstock Portfolio*                                        VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio                                  VKT
                                                    - Van Kampen LIT Growth and Income Portfolio                                VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                                                AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government and Quality Bond Portfolio                                     AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated
                                              American Leaders Portfolio is an equity fund seeking growth of capital and income;
                                                and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
                                   TABLE OF CONTENTS
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 GLOSSARY........................................................................     2
 HIGHLIGHTS......................................................................     3
 FEE AND EXPENSE TABLES..........................................................     4
    Maximum Owner Transaction Expenses...........................................     4
    Contract Maintenance Fee.....................................................     4
    Separate Account Annual Expenses.............................................     4
    Underlying Fund Expenses.....................................................     4
 EXAMPLES........................................................................     5
 THE ANCHOR ADVISOR VARIABLE ANNUITY.............................................     6
 PURCHASING A VARIABLE ANNUITY...................................................     6
    Allocation of Purchase Payments..............................................     7
    Accumulation Units...........................................................     7
    Right to Examine.............................................................     7
    Exchange Offers..............................................................     7
 INVESTMENT OPTIONS..............................................................     7
    Variable Portfolios..........................................................     7
        American Funds Insurance Series..........................................     8
        Anchor Series Trust......................................................     8
        Lord Abbett Series Fund, Inc. ...........................................     8
        SunAmerica Series Trust..................................................     8
        Van Kampen Life Investment Trust.........................................     8
    Fixed Accounts...............................................................     9
    Dollar Cost Averaging Fixed Accounts.........................................     9
    Dollar Cost Averaging Program................................................     9
    Asset Allocation Program.....................................................    10
    Transfers During the Accumulation Phase......................................    11
    Automatic Asset Rebalancing Program..........................................    12
    Voting Rights................................................................    12
    Substitution, Addition or Deletion of Variable Portfolios....................    13
 ACCESS TO YOUR MONEY............................................................    13
    Systematic Withdrawal Program................................................    13
    Minimum Contract Value.......................................................    13
 DEATH BENEFIT...................................................................    13
    Death Benefit Options........................................................    14
    Optional EstatePlus Benefit..................................................    15
    Spousal Continuation.........................................................    15
 EXPENSES........................................................................    16
    Separate Account Charges.....................................................    16
    Underlying Fund Expenses.....................................................    16
    Transfer Fee.................................................................    16
    Optional EstatePlus Fee......................................................    16
    Premium Tax..................................................................    16
    Income Taxes.................................................................    16
    Reduction or Elimination of Fees, Expenses and Additional Amounts Credited...    17
 INCOME OPTIONS..................................................................    17
    Annuity Date.................................................................    17
    Income Options...............................................................    17
    Fixed or Variable Income Payments............................................    18
    Income Payments..............................................................    18
    Transfers During the Income Phase............................................    18
    Deferment of Payments........................................................    18
 TAXES...........................................................................    18
    Annuity Contracts in General.................................................    18
    Tax Treatment of Distributions - Non-Qualified Contracts.....................    19
    Tax Treatment of Distributions - Qualified Contracts.........................    19
    Minimum Distributions........................................................    19
    Tax Treatment of Death Benefits..............................................    20
    Contracts Owned by a Trust or Corporation....................................    20
    Gifts, Pledges and/or Assignments of a Contract..............................    20
    Diversification and Investor Control.........................................    20
 OTHER INFORMATION...............................................................    21
    AIG SunAmerica Life..........................................................    21
    The Separate Account.........................................................    21
    The General Account..........................................................    21
    Registration Statements......................................................    21
    Payments in Connection with Distribution of the Contract.....................    22
    Administration...............................................................    22
    Legal Proceedings............................................................    22
    Financial Statements.........................................................    23
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................    24
 APPENDIX A - CONDENSED FINANCIALS...............................................   A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................   B-1
 APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
  AND BENEFITS...................................................................   C-1

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
        ----------------------------------------------------------------
        ----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT - The person on whose life we base income payments.


ANNUITY DATE - The date on which you select income payments to begin.


ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE - The period during which we make income payments to you.


LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.


NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange


OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUSTS - Collectively refers to the American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Trust, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

This Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company (the "Company"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and available fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive your contract value on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE PURCHASING A VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are portfolio expenses on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. PLEASE SEE THE FEE TABLE, PURCHASING A VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive fixed or variable income payments or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

SEE APPENDIX C FOR INFORMATION REGARDING STATE CONTRACT AVAILABILITY AND STATE SPECIFIC VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             FEE AND EXPENSE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES........................................................................  None

TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE..................................................  None

SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Mortality and Expense Risk Charge...............................................  1.37%
Distribution Expense Charge.....................................................  0.15%
Optional EstatePlus Fee(1)......................................................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%

UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds of the Trusts, including management
  fees, other expenses and 12b-1 fees, if applicable).....................................   0.55%     1.68%

FOOTNOTE TO THE FEE TABLES:

(1) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including EstatePlus 0.25% and investment in an underlying portfolio with total expenses of 1.68%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $348             $1,059            $1,793            $3,730
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $323             $  986            $1,674            $3,503
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $348             $1,059            $1,793            $3,730
---------------------------------------------------------------------
---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an underlying portfolio with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as total annual Underlying Fund expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                      THE ANCHOR ADVISOR VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                         PURCHASING A VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract.

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 90 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

EXAMPLE:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                               INVESTMENT OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

     AMERICAN FUNDS INSURANCE SERIES - CLASS 2

     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST - CLASS 2

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST - CLASS 2

     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").

STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

     MANAGED BY ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

       - Small & Mid Cap Value Portfolio**                                  SAST

     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Alliance Growth Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

       - Telecom Utility Portfolio                                          SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

       - Goldman Sachs Research Portfolio                                   SAST

     MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

       - Global Equities Portfolio                                          SAST

     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Growth and Income Portfolio                            LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Marsico Growth Portfolio**                                         SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio                        SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio**                                          SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

     MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.

       - Van Kampen LIT Comstock Portfolio*                                  VKT

       - Van Kampen LIT Emerging Growth Portfolio VKT

       - Van Kampen LIT Growth and Income Portfolio                          VKT

     MANAGED BY VAN KAMPEN***

       - Growth Opportunities Portfolio                                     SAST

       - International Diversified Equities Portfolio                       SAST

       - Technology Portfolio                                               SAST

BALANCED:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio**                                       SAST

     MANAGED BY WM ADVISORS, INC.

       - Asset Allocation Portfolio                                          AST

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

       - Global Bond Portfolio                                              SAST

     MANAGED BY VAN KAMPEN

       - Worldwide High Income Portfolio                                    SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government and Quality Bond Portfolio                               AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

** Class 3 shares of SAST.

*** Morgan Stanley Investment Management, Inc., the subadviser for the Growth Opportunities International Diversified Equities and Technology Portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE ASSET ALLOCATION PROGRAM

You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     REBALANCING THE MODELS

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.

Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic payments under the Systematic Withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

        ----------------------------------------------------------------

        ----------------------------------------------------------------
                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

Payments must begin under the selected Income Option no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The Death Benefit on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------
   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
----------------------------------------------------------------------------
 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
----------------------------------------------------------------------------
 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------
 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

---------------------------------------------------------------------------------
      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------
 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
---------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    EXPENSES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The mortality and expense risk charge and distribution expense charge is 1.52% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEE

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

12b-1 FEES


Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and an annualized 0.15% fee applicable to Class 2 of the Anchor Series Trust and SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL ESTATEPLUS FEE

The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 INCOME OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.
INCOME OPTIONS

You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                     TAXES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

        ----------------------------------------------------------------

        ----------------------------------------------------------------
                               OTHER INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------

AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Four Account, under California law on November 8, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 3% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.40% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

On May 31, 2005, AIG filed its Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results for 2004. On November 9, 2005, AIG announced that it will restate its financial statements for the years ended December 31, 2004, 2003 and 2002, along with 2001 and 2000 for purposes of preparation of the Selected Consolidated Financial Data for 2001 and 2000. No part of this financial information should be relied upon until such time as the announced restatement is complete.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA

100 F. Street, N.E., Room 1580

Washington, DC 20549

CHICAGO, ILLINOIS

175 W. Jackson Boulevard

Chicago, IL 60604

NEW YORK, NEW YORK

3 World Financial, Room 4300

New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company

Annuity Service Center

P.O. Box 54299

Los Angeles, California 90054-0299

Telephone Number: (800) 445-SUN2

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-445-SUN2.

        ----------------------------------------------------------------

        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account................................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Performance Data................................    4
Income Payments.................................    6
Annuity Unit Values.............................    6
Death Benefit Options for Contracts Issued
  Before October 24, 2001.......................    9
Taxes...........................................   12
Distribution of Contracts.......................   17
Financial Statements............................   17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$18.647     (a)$18.608     (a)$16.920     (a)$20.478
                                                               (b)$18.647     (b)$18.608     (b)$16.878     (b)$20.377
        End AUV.............................................   (a)$18.608     (a)$16.920     (a)$20.478     (a)$22.218
                                                               (b)$18.608     (b)$16.878     (b)$20.377     (b)$22.052
        Ending Number of AUs................................   (a)42,880      (a)365,202     (a)483,327     (a)632,174
                                                               (b)14,146      (b)27,300      (b)26,476      (b)26,624

------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$35.378     (a)$33.909     (a)$25.789     (a)$33.545
                                                               (b)$35.378     (b)$33.891     (b)$25.714     (b)$33.363
        End AUV.............................................   (a)$33.909     (a)$25.789     (a)$33.545     (a)$35.995
                                                               (b)$33.891     (b)$25.714     (b)$33.363     (b)$35.710
        Ending Number of AUs................................   (a)68,173      (a)230,201     (a)268,363     (a)250,087
                                                               (b)12,765      (b)32,723      (b)36,501      (b)35,329

------------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.915     (a)$15.323     (a)$16.470     (a)$16.606
                                                               (b)$14.915     (b)$15.319     (b)$16.426     (b)$16.519
        End AUV.............................................   (a)$15.323     (a)$16.470     (a)$16.606     (a)$16.887
                                                               (b)$15.319     (b)$16.426     (b)$16.519     (b)$16.757
        Ending Number of AUs................................   (a)226,122     (a)1,363,986   (a)1,192,239   (a)867,319
                                                               (b)43,166      (b)99,375      (b)83,069      (b)112,269

------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$27.961     (a)$27.233     (a)$20.847     (a)$26.637
                                                               (b)$27.961     (b)$27.215     (b)$20.781     (b)$26.486
        End AUV.............................................   (a)$27.233     (a)$20.847     (a)$26.637     (a)$29.039
                                                               (b)$27.215     (b)$20.781     (b)$26.486     (b)$28.803
        Ending Number of AUs................................   (a)44,182      (a)134,870     (a)157,143     (a)146,540
                                                               (b)6,916       (b)25,443      (b)23,313      (b)23,529

------------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.651     (a)$14.352     (a)$15.297     (a)$22.221
                                                               (b)$14.651     (b)$14.309     (b)$15.213     (b)$22.044
        End AUV.............................................   (a)$14.352     (a)$15.297     (a)$22.221     (a)$27.327
                                                               (b)$14.309     (b)$15.213     (b)$22.044     (b)$27.042
        Ending Number of AUs................................   (a)8,807       (a)46,153      (a)59,111      (a)104,211
                                                               (b)1,515       (b)7,855       (b)8,292       (b)10,339

------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.970     (a)$13.627     (a)$10.092     (a)$12.750
                                                               (b)$15.970     (b)$13.621     (b)$10.062     (b)$12.680
        End AUV.............................................   (a)$13.627     (a)$10.092     (a)$12.750     (a)$14.643
                                                               (b)$13.621     (b)$10.062     (b)$12.680     (b)$14.527
        Ending Number of AUs................................   (a)21,673      (a)41,145      (a)60,005      (a)55,327
                                                               (b)8,449       (b)12,792      (b)13,028      (b)10,626

------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$32.786     (a)$32.462     (a)$21.935     (a)$27.140
                                                               (b)$32.786     (b)$32.395     (b)$21.836     (b)$26.949
        End AUV.............................................   (a)$32.462     (a)$21.935     (a)$27.140     (a)$28.811
                                                               (b)$32.395     (b)$21.836     (b)$26.949     (b)$28.536
        Ending Number of AUs................................   (a)97,729      (a)227,946     (a)229,139     (a)175,154
                                                               (b)21,106      (b)40,550      (b)32,571      (b)28,816

------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$7.199      (a)$6.701      (a)$4.662      (a)$5.778
                                                               (b)$7.199      (b)$6.695      (b)$4.647      (b)$5.744
        End AUV.............................................   (a)$6.701      (a)$4.662      (a)$5.778      (a)$5.980
                                                               (b)$6.695      (b)$4.647      (b)$5.744      (b)$5.930
        Ending Number of AUs................................   (a)28,297      (a)203,638     (a)236,317     (a)289,679
                                                               (b)15,167      (b)43,031      (b)50,790      (b)50,389

------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$12.987     (a)$13.058     (a)$13.015     (a)$12.886
                                                               (b)$12.987     (b)$13.065     (b)$12.989     (b)$12.828
        End AUV.............................................   (a)$13.058     (a)$13.015     (a)$12.886     (a)$12.776
                                                               (b)$13.065     (b)$12.989     (b)$12.828     (b)$12.687
        Ending Number of AUs................................   (a)666,933     (a)2,691,023   (a)737,961     (a)350,330
                                                               (b)35,811      (b)127,783     (b)44,539      (b)18,584

------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.663     (a)$13.972     (a)$14.765     (a)$16.255
                                                               (b)$13.663     (b)$13.952     (b)$14.707     (b)$16.151
        End AUV.............................................   (a)$13.972     (a)$14.765     (a)$16.255     (a)$17.077
                                                               (b)$13.952     (b)$14.707     (b)$16.151     (b)$16.924
        Ending Number of AUs................................   (a)80,015      (a)372,600     (a)431,694     (a)469,027
                                                               (b)18,206      (b)44,153      (b)42,516      (b)53,110

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$27.129     (a)$26.207     (a)$21.459     (a)$28.093
                                                               (b)$27.129     (b)$26.174     (b)$21.378     (b)$27.918
        End AUV.............................................   (a)$26.207     (a)$21.459     (a)$28.093     (a)$31.362
                                                               (b)$26.174     (b)$21.378     (b)$27.918     (b)$31.088
        Ending Number of AUs................................   (a)258,892     (a)538,252     (a)576,810     (a)566,528
                                                               (b)36,023      (b)56,681      (b)64,759      (b)65,871

------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$9.376      (a)$9.703      (a)$8.916      (a)$10.525
                                                               (b)$9.376      (b)$9.680      (b)$8.875      (b)$10.450
        End AUV.............................................   (a)$9.703      (a)$8.916      (a)$10.525     (a)$11.348
                                                               (b)$9.680      (b)$8.875      (b)$10.450     (b)$11.239
        Ending Number of AUs................................   (a)32,920      (a)132,185     (a)204,227     (a)212,687
                                                               (b)4,748       (b)19,343      (b)19,964      (b)21,258

------------------------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$16.876     (a)$16.380     (a)$12.924     (a)$16.215
                                                               (b)$16.876     (b)$16.377     (b)$12.889     (b)$16.131
        End AUV.............................................   (a)$16.380     (a)$12.924     (a)$16.215     (a)$17.524
                                                               (b)$16.377     (b)$12.889     (b)$16.131     (b)$17.389
        Ending Number of AUs................................   (a)45,973      (a)157,053     (a)158,591     (a)145,709
                                                               (b)38,403      (b)56,089      (b)53,148      (b)42,326

------------------------------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$10.559     (a)$12.463
                                                               (b)$0.000      (b)$0.000      (b)$10.526     (b)$12.410
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$12.463     (a)$14.701
                                                               (b)$0.000      (b)$0.000      (b)$12.410     (b)$14.602
        Ending Number of AUs................................   (a)0           (a)0           (a)28,174      (a)147,293
                                                               (b)0           (b)0           (b)5           (b)17,722

------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.461     (a)$15.662     (a)$16.321     (a)$16.621
                                                               (b)$15.461     (b)$15.648     (b)$16.265     (b)$16.523
        End AUV.............................................   (a)$15.662     (a)$16.321     (a)$16.621     (a)$16.994
                                                               (b)$15.648     (b)$16.265     (b)$16.523     (b)$16.851
        Ending Number of AUs................................   (a)28,624      (a)78,599      (a)90,832      (a)115,557
                                                               (b)2,007       (b)7,589       (b)6,656       (b)13,811

------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$17.986     (a)$17.477     (a)$12.570     (a)$15.638
                                                               (b)$17.986     (b)$17.447     (b)$12.518     (b)$15.535
        End AUV.............................................   (a)$17.477     (a)$12.570     (a)$15.638     (a)$17.205
                                                               (b)$17.447     (b)$12.518     (b)$15.535     (b)$17.049
        Ending Number of AUs................................   (a)21,337      (a)52,732      (a)94,558      (a)56,031
                                                               (b)1,106       (b)3,803       (b)1,543       (b)1,503

------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$8.100      (a)$7.171      (a)$5.072      (a)$6.247
                                                               (b)$8.100      (b)$7.168      (b)$5.057      (b)$6.212
        End AUV.............................................   (a)$7.171      (a)$5.072      (a)$6.247      (a)$6.943
                                                               (b)$7.168      (b)$5.057      (b)$6.212      (b)$6.887
        Ending Number of AUs................................   (a)34,702      (a)93,584      (a)102,840     (a)98,361
                                                               (b)9,127       (b)21,629      (b)13,418      (b)11,905

------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$28.878     (a)$26.800     (a)$20.783     (a)$25.679
                                                               (b)$28.878     (b)$26.794     (b)$20.726     (b)$25.545
        End AUV.............................................   (a)$26.800     (a)$20.783     (a)$25.679     (a)$28.166
                                                               (b)$26.794     (b)$20.726     (b)$25.545     (b)$27.949
        Ending Number of AUs................................   (a)94,647      (a)262,112     (a)247,669     (a)214,870
                                                               (b)21,761      (b)44,936      (b)36,884      (b)26,454

------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$6.256      (a)$5.813      (a)$3.443      (a)$4.570
                                                               (b)$6.256      (b)$5.804      (b)$3.426      (b)$4.537
        End AUV.............................................   (a)$5.813      (a)$3.443      (a)$4.570      (a)$4.772
                                                               (b)$5.804      (b)$3.426      (b)$4.537      (b)$4.726
        Ending Number of AUs................................   (a)24,497      (a)77,004      (a)132,656     (a)122,336
                                                               (b)11,270      (b)48,225      (b)52,716      (b)45,161

------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.172     (a)$12.506     (a)$11.584     (a)$14.990
                                                               (b)$13.172     (b)$12.495     (b)$11.546     (b)$14.902
        End AUV.............................................   (a)$12.506     (a)$11.584     (a)$14.990     (a)$17.316
                                                               (b)$12.495     (b)$11.546     (b)$14.902     (b)$17.171
        Ending Number of AUs................................   (a)23,196      (a)227,933     (a)348,751     (a)282,185
                                                               (b)5,015       (b)15,668      (b)31,655      (b)32,163

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$11.125     (a)$10.216     (a)$7.171      (a)$9.290
                                                               (b)$11.125     (b)$10.168     (b)$7.139      (b)$9.228
        End AUV.............................................   (a)$10.216     (a)$7.171      (a)$9.290      (a)$10.643
                                                               (b)$10.168     (b)$7.139      (b)$9.228      (b)$10.547
        Ending Number of AUs................................   (a)47,648      (a)237,948     (a)337,169     (a)284,050
                                                               (b)5,630       (b)17,177      (b)17,029      (b)25,832

------------------------------------------------------------------------------------------------------------------------
International Growth & Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$11.372     (a)$10.751     (a)$8.364      (a)$11.262
                                                               (b)$11.372     (b)$10.746     (b)$8.342      (b)$11.205
        End AUV.............................................   (a)$10.751     (a)$8.364      (a)$11.262     (a)$13.386
                                                               (b)$10.746     (b)$8.342      (b)$11.205     (b)$13.285
        Ending Number of AUs................................   (a)75,088      (a)271,904     (a)248,621     (a)248,393
                                                               (b)3,720       (b)20,857      (b)20,934      (b)15,928

------------------------------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$8.768      (a)$9.507
                                                               (b)$0.000      (b)$0.000      (b)$8.743      (b)$9.470
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$9.507      (a)$10.391
                                                               (b)$0.000      (b)$0.000      (b)$9.470      (b)$10.324
        Ending Number of AUs................................   (a)0           (a)0           (a)28,512      (a)79,068
                                                               (b)0           (b)0           (b)4,830       (b)16,668

------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$20.217     (a)$19.217     (a)$14.933     (a)$17.988
                                                               (b)$20.217     (b)$19.204     (b)$14.886     (b)$17.887
        End AUV.............................................   (a)$19.217     (a)$14.933     (a)$17.988     (a)$19.788
                                                               (b)$19.204     (b)$14.886     (b)$17.887     (b)$19.627
        Ending Number of AUs................................   (a)45,559      (a)146,656     (a)202,746     (a)151,605
                                                               (b)5,282       (b)17,824      (b)20,142      (b)17,716

------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.227     (a)$13.408     (a)$6.966      (a)$9.402
                                                               (b)$15.227     (b)$13.395     (b)$6.942      (b)$9.346
        End AUV.............................................   (a)$13.408     (a)$6.966      (a)$9.402      (a)$10.549
                                                               (b)$13.395     (b)$6.942      (b)$9.346      (b)$10.460
        Ending Number of AUs................................   (a)99,028      (a)286,530     (a)320,630     (a)300,968
                                                               (b)13,378      (b)38,608      (b)45,674      (b)47,560

------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$21.208     (a)$22.797
                                                               (b)$0.000      (b)$0.000      (b)$21.138     (b)$22.697
        End AUV.............................................   (a)$0.000      (a)$0.000      (a)$22.797     (a)$24.931
                                                               (b)$0.000      (b)$0.000      (b)$22.697     (b)$24.759
        Ending Number of AUs................................   (a)0           (a)0           (a)$35,978     (a)126,365
                                                               (b)0           (b)0           (b)1,992       (b)13,382

------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$21.065     (a)$19.070     (a)$13.792     (a)$16.822
                                                               (b)$21.065     (b)$19.066     (b)$13.755     (b)$16.735
        End AUV.............................................   (a)$19.070     (a)$13.792     (a)$16.822     (a)$17.371
                                                               (b)$19.066     (b)$13.755     (b)$16.735     (b)$17.238
        Ending Number of AUs................................   (a)23,245      (a)39,243      (a)28,800      (a)20,307
                                                               (b)2,950       (b)10,078      (b)8,217       (b)7,175

------------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$11.487     (a)$13.589
                                                               (b)$0.000      (b)$0.000      (b)$11.446     (b)$13.525
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$13.589     (a)$15.770
                                                               (b)$0.000      (b)$0.000      (b)$13.525     (b)$15.657
        Ending Number of AUs................................   (a)0           (a)0           (a)18,863      (a)139,512
                                                               (b)0           (b)0           (b)1,622       (b)15,071

------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.626     (a)$15.005     (a)$12.518     (a)$14.170
                                                               (b)$15.626     (b)$15.005     (b)$12.486     (b)$14.100
        End AUV.............................................   (a)$15.005     (a)$12.518     (a)$14.170     (a)$14.881
                                                               (b)$15.005     (b)$12.486     (b)$14.100     (b)$14.769
        Ending Number of AUs................................   (a)107,427     (a)357,033     (a)361,492     (a)329,596
                                                               (b)3,241       (b)22,241      (b)24,978      (b)21,078

------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$4.018      (a)$3.450      (a)$1.718      (a)$2.548
                                                               (b)$4.018      (b)$3.451      (b)$1.715      (b)$2.536
        End AUV.............................................   (a)$3.450      (a)$1.718      (a)$2.548      (a)$2.442
                                                               (b)$3.451      (b)$1.715      (b)$2.536      (b)$2.425
        Ending Number of AUs................................   (a)54,460      (a)138,692     (a)189,634     (a)160,731
                                                               (b)32,973      (b)66,335      (b)66,153      (b)46,797

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$12.848     (a)$11.507     (a)$8.627      (a)$10.077
                                                               (b)$12.848     (b)$11.516     (b)$8.613      (b)$10.035
        End AUV.............................................   (a)$11.507     (a)$8.627      (a)$10.077     (a)$11.572
                                                               (b)$11.516     (b)$8.613      (b)$10.035     (b)$11.496
        Ending Number of AUs................................   (a)26,250      (a)131,718     (a)143,243     (a)113,090
                                                               (b)2,786       (b)6,158       (b)5,277       (b)5,267

------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.490     (a)$14.301     (a)$13.999     (a)$17.339
                                                               (b)$14.490     (b)$14.287     (b)$13.949     (b)$17.234
        End AUV.............................................   (a)$14.301     (a)$13.999     (a)$17.339     (a)$18.658
                                                               (b)$14.287     (b)$13.949     (b)$17.234     (b)$18.499
        Ending Number of AUs................................   (a)1,808       (a)13,981      (a)32,864      (a)33,185
                                                               (b)500         (b)1,426       (b)2,535       (b)4,668

------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and Income (Inception
  Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$9.337      (a)$10.556
                                                               (b)$0.000      (b)$0.000      (b)$9.300      (b)$10.503
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$10.556     (a)$11.713
                                                               (b)$0.000      (b)$0.000      (b)$10.503     (b)$11.624
        Ending Number of AUs................................   (a)0           (a)0           (a)11,803      (a)197,771
                                                               (b)0           (b)0           (b)2,148       (b)16,216

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$10.106     (a)$10.214     (a)$8.098      (a)$10.431
                                                               (b)$0.000      (b)$0.000      (b)$8.081      (b)$10.382
        End AUV.............................................   (a)$10.214     (a)$8.098      (a)$10.431     (a)$12.064
                                                               (b)$0.000      (b)$8.081      (b)$10.382     (b)$11.978
        Ending Number of AUs................................   (a)3,643       (a)143,852     (a)192,557     (a)231,288
                                                               (b)            (b)24,918      (b)24,906      (b)31,833

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$10.352     (a)$10.377     (a)$6.883      (a)$8.613
                                                               (b)$0.000      (b)$0.000      (b)$6.837      (b)$8.533
        End AUV.............................................   (a)$10.377     (a)$6.883      (a)$8.613      (a)$9.057
                                                               (b)$0.000      (b)$6.837      (b)$8.533      (b)$8.952
        Ending Number of AUs................................   (a)1,143       (a)125,151     (a)181,013     (a)109,107
                                                               (b)0           (b)22,249      (b)27,924      (b)21,261

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income (Inception Date - 1/25/02)
        Beginning AUV.......................................   (a)$0.000      (a)$10.556     (a)$8.857      (a)$11.139
                                                               (b)$0.000      (b)$10.549     (b)$8.833      (b)$11.081
        End AUV.............................................   (a)$0.000      (a)$8.857      (a)$11.139     (a)$12.520
                                                               (b)$0.000      (b)$8.833      (b)$11.081     (b)$12.424
        Ending Number of AUs................................   (a)0           (a)86,876      (a)118,695     (a)160,893
                                                               (b)0           (b)18,787      (b)7,804       (b)6,182

------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$12.479     (a)$14.591
                                                               (b)$0.000      (b)$0.000      (b)$12.447     (b)$14.537
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$14.591     (a)$16.310
                                                               (b)$0.000      (b)$0.000      (b)$14.537     (b)$16.209
        Ending Number of AUs................................   (a)0           (a)0           (a)10,818      (a)161,894
                                                               (b)0           (b)0           (b)10,669      (b)23,484

------------------------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$13.167     (a)$14.667
                                                               (b)$0.000      (b)$0.000      (b)$13.139     (b)$14.621
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$14.667     (a)$16.252
                                                               (b)$0.000      (b)$0.000      (b)$14.621     (b)$16.161
        Ending Number of AUs................................   (a)0           (a)0           (a)75,729      (a)338,206
                                                               (b)0           (b)0           (b)10,306      (b)35,475

------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$12.590     (a)$14.197
                                                               (b)$0.000      (b)$0.000      (b)$12.560     (b)$14.148
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$14.197     (a)$15.434
                                                               (b)$0.000      (b)$0.000      (b)$14.148     (b)$15.342
        Ending Number of AUs................................   (a)0           (a)0           (a)83,828      (a)505,613
                                                               (b)0           (b)0           (b)15,252      (b)59,702

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1.  Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date or for any contracts issued in the State of Washington, regardless of age) plus any Purchase Payments recorded after the date of death; and reduced by any Withdrawals recorded after the date of death in the same proportion that the Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Withdrawals recorded after the seventh contract anniversary in the same proportion that the Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Withdrawals since the seventh contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX C -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Oregon
                                   penalty free withdrawal amount.
--------------------------------------------------------------------------------------------------------------------
 Minimum Contract Value            We may terminate your contract if both the following occur:   Texas
                                   (1) your contract is less than $500 as a result of
                                   withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we
                                   will distribute the contract's remaining value to you.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------

                     (This page left intentionally blank.)

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Anchor Advisor Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                   POLARIS ADVISOR VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 2, 2005

                          VARIABLE ANNUITY ACCOUNT FOUR
                                SUPPLEMENT TO THE
                   ANCHOR ADVISOR VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND ALL REFERENCES IN THE PROSPECTUS TO THE SAI ARE HEREBY CHANGED TO OCTOBER 24, 2005.

EFFECTIVE NOVEMBER 1, 2005, THE VARIABLE PORTFOLIOS' MANAGERS HAVE BEEN REPLACED AS FOLLOWS:

        Global Equities Portfolio
        Previous Manager:  Alliance Capital Management L.P.
        New Manager:  J.P. Morgan Investment Management Inc.

        Growth Opportunities Portfolio
        Previous Manager:  AIG SunAmerica Asset Management Corp.
        New Manager:  Van Kampen


THE FOLLOWING PARAGRAPH REPLACES THE LAST PARAGRAPH IN THE "MINIMUM DISTRIBUTIONS" SUBSECTION OF THE "TAXES" SECTION OF THE PROSPECTUS:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING PARAGRAPHS ARE INSERTED AFTER THE "GENERAL ACCOUNT" SECTION OF THE PROSPECTUS UNDER A NEW SUBSECTION HEADING "GUARANTEE OF INSURANCE OBLIGATIONS":

Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.


THE FOLLOWING PARAGRAPHS REPLACE THE THIRD PARAGRAPH UNDER THE "LEGAL PROCEEDINGS" SECTION OF THE PROSPECTUS:

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the direct parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.


THE FOLLOWING PARAGRAPHS REPLACE THE "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" SECTION OF THE PROSPECTUS:

FINANCIAL STATEMENTS

AIG Support Agreement

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

Where You Can Find More Information

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No.001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004. On November 9, 2005, AIG announced that it will restate its financial statements for the years ended December 31, 2004, 2003 and 2002, along with 2001 and 2000 for purposes of preparation of the Selected Consolidated Financial Data for 2001 and 2000. No part of this financial information should be relied upon until such time as the announced restatement is complete.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-445-SUN2.

Date:  December 9, 2005

                Please keep this Supplement with your Prospectus.

                             (ANCHOR ADVISOR LOGO)

                                   PROSPECTUS
                                  MAY 2, 2005

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             VARIABLE ANNUITY ACCOUNT FOUR
                                              The annuity has several investment choices - Variable Portfolios listed below and
To learn more about the annuity               available DCA fixed account option(s). The Variable Portfolios invest in the
offered in this prospectus, you can           underlying funds of the American Funds Insurance Series ("AFIS"), Anchor Series Trust
obtain a copy of the Statement of             ("AST"), Lord Abbett Series Fund, Inc. ("LASF"), SunAmerica Series Trust ("SAST") and
Additional Information ("SAI") dated          Van Kampen Life Investment Trust ("VKT").
May 2, 2005. The SAI has been filed
with the United States Securities and         STOCKS:
Exchange Commission ("SEC") and is                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
incorporated by reference into this                 - Aggressive Growth Portfolio                                              SAST
prospectus. The Table of Contents of                - Blue Chip Growth Portfolio                                               SAST
the SAI appears at the end of this                  - "Dogs" of Wall Street Portfolio*                                         SAST
prospectus. For a free copy of the                  - Growth Opportunities Portfolio                                           SAST
SAI, call us at (800) 445-SUN2 or                 MANAGED BY BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT
write to us at our Annuity Service                  - Small & Mid Cap Value Portfolio                                          SAST
Center, P.O. Box 54299, Los Angeles,              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
California 90054-0299.                              - Alliance Growth Portfolio                                                SAST
                                                    - Global Equities Portfolio                                                SAST
In addition, the SEC maintains a                    - Growth-Income Portfolio                                                  SAST
website (http://www.sec.gov) that                 MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
contains the SAI, materials                         - American Funds Global Growth Portfolio                                   AFIS
incorporated by reference and other                 - American Funds Growth Portfolio                                          AFIS
information filed electronically with               - American Funds Growth-Income Portfolio                                   AFIS
the SEC by the Company.                           MANAGED BY DAVIS ADVISORS
                                                    - Davis Venture Value Portfolio                                            SAST
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Federated American Leaders Portfolio*                                    SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                  - Telecom Utility Portfolio                                                SAST
GUARANTEED OR ENDORSED BY, ANY BANK.              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
THEY ARE NOT FEDERALLY INSURED BY THE               - Goldman Sachs Research Portfolio                                         SAST
FEDERAL DEPOSIT INSURANCE                         MANAGED BY LORD, ABBETT & CO.
CORPORATION, THE FEDERAL RESERVE                    - Lord Abbett Growth and Income Portfolio                                  LASF
BOARD OR ANY OTHER AGENCY.                        MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                    - Marsico Growth Portfolio                                                 SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - International Growth and Income Portfolio                                SAST
                                                    - Putnam Growth: Voyager Portfolio                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                                  SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - International Diversified Equities Portfolio                             SAST
                                                    - Technology Portfolio                                                     SAST
                                                  MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.
                                                    - Van Kampen LIT Comstock Portfolio*                                        VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio                                  VKT
                                                    - Van Kampen LIT Growth and Income Portfolio                                VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                                                AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government and Quality Bond Portfolio                                     AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated
                                              American Leaders Portfolio is an equity fund seeking growth of capital and income;
                                                and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
                                   TABLE OF CONTENTS
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 GLOSSARY........................................................................
                                                                                      2
 HIGHLIGHTS......................................................................
                                                                                      3
 FEE AND EXPENSE TABLES..........................................................
                                                                                      4
    Maximum Owner Transaction Expenses...........................................
                                                                                      4
    Contract Maintenance Fee.....................................................
                                                                                      4
    Separate Account Annual Expenses.............................................
                                                                                      4
    Underlying Fund Expenses.....................................................
                                                                                      4
 EXAMPLES........................................................................
                                                                                      5
 THE ANCHOR ADVISOR VARIABLE ANNUITY.............................................
                                                                                      6
 PURCHASING A VARIABLE ANNUITY...................................................
                                                                                      6
    Allocation of Purchase Payments..............................................
                                                                                      7
    Accumulation Units...........................................................
                                                                                      7
    Right to Examine.............................................................
                                                                                      7
    Exchange Offers..............................................................
                                                                                      7
 INVESTMENT OPTIONS..............................................................
                                                                                      7
    Variable Portfolios..........................................................
                                                                                      7
        American Funds Insurance Series..........................................
                                                                                      8
        Anchor Series Trust......................................................
                                                                                      8
        Lord Abbett Series Fund, Inc. ...........................................
                                                                                      8
        SunAmerica Series Trust..................................................
                                                                                      8
        Van Kampen Life Investment Trust.........................................
                                                                                      8
    Fixed Account Options........................................................
                                                                                      9
    Dollar Cost Averaging Fixed Accounts.........................................
                                                                                      9
    Dollar Cost Averaging Program................................................
                                                                                     10
    Asset Allocation Program.....................................................
                                                                                     10
    Transfers During the Accumulation Phase......................................
                                                                                     11
    Automatic Asset Rebalancing Program..........................................
                                                                                     12
    Voting Rights................................................................
                                                                                     13
    Substitution, Addition or Deletion of Variable Portfolios....................
                                                                                     13
 ACCESS TO YOUR MONEY............................................................
                                                                                     13
    Systematic Withdrawal Program................................................
                                                                                     13
    Minimum Contract Value.......................................................
                                                                                     13
 DEATH BENEFIT...................................................................
                                                                                     13
    Death Benefit Options........................................................
                                                                                     14
    Optional EstatePlus Benefit..................................................
                                                                                     15
    Spousal Continuation.........................................................
                                                                                     16
 EXPENSES........................................................................
                                                                                     16
    Separate Account Charges.....................................................
                                                                                     16
    Underlying Fund Fees.........................................................
                                                                                     16
    12b-1 Fees...................................................................
                                                                                     16
    Transfer Fee.................................................................
                                                                                     16
    Optional EstatePlus Fee......................................................
                                                                                     17
    Premium Tax..................................................................
                                                                                     17
    Income Taxes.................................................................
                                                                                     17
    Reduction or Elimination of Fees, Expenses and Additional Amounts Credited...
                                                                                     17
 INCOME OPTIONS..................................................................
                                                                                     17
    Annuity Date.................................................................
                                                                                     17
    Income Options...............................................................
                                                                                     17
    Fixed or Variable Income Payments............................................
                                                                                     18
    Income Payments..............................................................
                                                                                     18
    Transfers During the Income Phase............................................
                                                                                     18
    Deferment of Payments........................................................
                                                                                     18
 TAXES...........................................................................
                                                                                     18
    Annuity Contracts in General.................................................
                                                                                     19
    Tax Treatment of Distributions - Non-Qualified Contracts.....................
                                                                                     19
    Tax Treatment of Distributions - Qualified Contracts.........................
                                                                                     19
    Minimum Distributions........................................................
                                                                                     20
    Tax Treatment of Death Benefits..............................................
                                                                                     20
    Contracts Owned by a Trust or Corporation....................................
                                                                                     20
    Gifts, Pledges and/or Assignments of a Contract..............................
                                                                                     20
    Diversification and Investor Control.........................................
                                                                                     21
 OTHER INFORMATION...............................................................
                                                                                     21
    AIG SunAmerica Life..........................................................
                                                                                     21
    The Separate Account.........................................................
                                                                                     21
    The General Account..........................................................
                                                                                     21
    Registration Statements......................................................
                                                                                     21
    Payments in Connection with Distribution of the Contract.....................
                                                                                     21
    Administration...............................................................
                                                                                     22
    Legal Proceedings............................................................
                                                                                     22
    Independent Registered Public Accounting Firm................................
                                                                                     23
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................
                                                                                     23
 APPENDIX A - CONDENSED FINANCIALS...............................................
                                                                                    A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................
                                                                                    B-1
 APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
  AND BENEFITS...................................................................
                                                                                    C-1

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
        ----------------------------------------------------------------
        ----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT - The person on whose life we base income payments.


ANNUITY DATE - The date on which you select income payments to begin.


ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE - The period during which we make income payments to you.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.


NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange


OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUSTS - Collectively refers to the American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Trust, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

This Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company (the "Company"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and available fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive your contract value on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE PURCHASING A VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are portfolio expenses on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. PLEASE SEE THE FEE TABLE, PURCHASING A VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive fixed or variable income payments or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

SEE APPENDIX C FOR INFORMATION REGARDING STATE CONTRACT AVAILABILITY AND STATE SPECIFIC VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             FEE AND EXPENSE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES........................................................................  None

TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE........................................................
                                                                            None

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Mortality and Expense Risk Charge...............................................  1.37%
Distribution Expense Charge.....................................................  0.15%
Optional EstatePlus Fee(1)......................................................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

UNDERLYING FUND EXPENSES

                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds of the Trusts, including management
  fees, other expenses and 12b-1 fees, if applicable).....................................   0.55%     1.68%

FOOTNOTE TO THE FEE TABLES:

(1) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including EstatePlus 0.25% and investment in an underlying portfolio with total expenses of 1.68%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $348             $1,059            $1,793            $3,730
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $323             $  986            $1,674            $3,503
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $348             $1,059            $1,793            $3,730
---------------------------------------------------------------------
---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an underlying portfolio with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as total annual Underlying Fund expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                      THE ANCHOR ADVISOR VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                         PURCHASING A VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract.

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 90 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

EXAMPLE:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                               INVESTMENT OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

The Variable Portfolios along with their respective subadvisers are listed below:

     AMERICAN FUNDS INSURANCE SERIES - CLASS 2

     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST - CLASS 2

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST - CLASS 2

     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").

STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

       - Growth Opportunities Portfolio                                     SAST

     MANAGED BY BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

       - Small & Mid Cap Value Portfolio**                                  SAST

     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Alliance Growth Portfolio                                          SAST

       - Global Equities Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST
     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

       - Telecom Utility Portfolio                                          SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

       - Goldman Sachs Research Portfolio                                   SAST

     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Growth and Income Portfolio                            LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Marsico Growth Portfolio**                                         SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio**                                          SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

     MANAGED BY VAN KAMPEN ASSET MANAGEMENT INC.

       - Van Kampen LIT Comstock Portfolio*                                  VKT

       - Van Kampen LIT Emerging Growth Portfolio VKT

       - Van Kampen LIT Growth and Income Portfolio                          VKT

     MANAGED BY VAN KAMPEN

       - International Diversified Equities Portfolio***                    SAST

       - Technology Portfolio***                                            SAST

BALANCED:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio**                                       SAST

     MANAGED BY WM ADVISORS, INC.

       - Asset Allocation Portfolio                                          AST

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

       - Global Bond Portfolio                                              SAST

     MANAGED BY VAN KAMPEN

       - Worldwide High Income Portfolio                                    SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government and Quality Bond Portfolio                               AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

** Class 3 shares of SAST.

*** Morgan Stanley Investment Management, Inc., the subadviser for the International Diversified Equities and Technology Portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

     EXAMPLE:

     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM

You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     REBALANCING THE MODELS

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.

Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

IMPORTANT INFORMATION

Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic payments under the Systematic Withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

        ----------------------------------------------------------------

        ----------------------------------------------------------------
                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option.

You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

Payments must begin under the selected Income Option no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option.

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The Death Benefit on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------
   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
----------------------------------------------------------------------------
 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
----------------------------------------------------------------------------
 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------
 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

---------------------------------------------------------------------------------
      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------
 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
---------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND FEES

INVESTMENT MANAGEMENT FEE

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

12B-1 FEES


Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and an annualized 0.15% fee applicable to Class 2 of the Anchor Series Trust and SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each

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

additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL ESTATEPLUS FEE

The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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NOTE:  THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND
GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a

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

custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                               OTHER INFORMATION
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AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Four Account, under California law on November 8, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 3% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVED

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.40% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50%. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of Variable Annuity Account Four at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account................................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Performance Data................................    4
Income Payments.................................    6
Annuity Unit Values.............................    6
Death Benefit Options for Contracts Issued
  Before October 24, 2001.......................    9
Taxes...........................................   12
Distribution of Contracts.......................   17
Financial Statements............................   17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$18.647     (a)$18.608     (a)$16.920     (a)$20.478
                                                               (b)$18.647     (b)$18.608     (b)$16.878     (b)$20.377
        End AUV.............................................   (a)$18.608     (a)$16.920     (a)$20.478     (a)$22.218
                                                               (b)$18.608     (b)$16.878     (b)$20.377     (b)$22.052
        Ending Number of AUs................................   (a)42,880      (a)365,202     (a)483,327     (a)632,174
                                                               (b)14,146      (b)27,300      (b)26,476      (b)26,624

------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$35.378     (a)$33.909     (a)$25.789     (a)$33.545
                                                               (b)$35.378     (b)$33.891     (b)$25.714     (b)$33.363
        End AUV.............................................   (a)$33.909     (a)$25.789     (a)$33.545     (a)$35.995
                                                               (b)$33.891     (b)$25.714     (b)$33.363     (b)$35.710
        Ending Number of AUs................................   (a)68,173      (a)230,201     (a)268,363     (a)250,087
                                                               (b)12,765      (b)32,723      (b)36,501      (b)35,329

------------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.915     (a)$15.323     (a)$16.470     (a)$16.606
                                                               (b)$14.915     (b)$15.319     (b)$16.426     (b)$16.519
        End AUV.............................................   (a)$15.323     (a)$16.470     (a)$16.606     (a)$16.887
                                                               (b)$15.319     (b)$16.426     (b)$16.519     (b)$16.757
        Ending Number of AUs................................   (a)226,122     (a)1,363,986   (a)1,192,239   (a)867,319
                                                               (b)43,166      (b)99,375      (b)83,069      (b)112,269

------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$27.961     (a)$27.233     (a)$20.847     (a)$26.637
                                                               (b)$27.961     (b)$27.215     (b)$20.781     (b)$26.486
        End AUV.............................................   (a)$27.233     (a)$20.847     (a)$26.637     (a)$29.039
                                                               (b)$27.215     (b)$20.781     (b)$26.486     (b)$28.803
        Ending Number of AUs................................   (a)44,182      (a)134,870     (a)157,143     (a)146,540
                                                               (b)6,916       (b)25,443      (b)23,313      (b)23,529

------------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.651     (a)$14.352     (a)$15.297     (a)$22.221
                                                               (b)$14.651     (b)$14.309     (b)$15.213     (b)$22.044
        End AUV.............................................   (a)$14.352     (a)$15.297     (a)$22.221     (a)$27.327
                                                               (b)$14.309     (b)$15.213     (b)$22.044     (b)$27.042
        Ending Number of AUs................................   (a)8,807       (a)46,153      (a)59,111      (a)104,211
                                                               (b)1,515       (b)7,855       (b)8,292       (b)10,339

------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.970     (a)$13.627     (a)$10.092     (a)$12.750
                                                               (b)$15.970     (b)$13.621     (b)$10.062     (b)$12.680
        End AUV.............................................   (a)$13.627     (a)$10.092     (a)$12.750     (a)$14.643
                                                               (b)$13.621     (b)$10.062     (b)$12.680     (b)$14.527
        Ending Number of AUs................................   (a)21,673      (a)41,145      (a)60,005      (a)55,327
                                                               (b)8,449       (b)12,792      (b)13,028      (b)10,626

------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$32.786     (a)$32.462     (a)$21.935     (a)$27.140
                                                               (b)$32.786     (b)$32.395     (b)$21.836     (b)$26.949
        End AUV.............................................   (a)$32.462     (a)$21.935     (a)$27.140     (a)$28.811
                                                               (b)$32.395     (b)$21.836     (b)$26.949     (b)$28.536
        Ending Number of AUs................................   (a)97,729      (a)227,946     (a)229,139     (a)175,154
                                                               (b)21,106      (b)40,550      (b)32,571      (b)28,816

------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$7.199      (a)$6.701      (a)$4.662      (a)$5.778
                                                               (b)$7.199      (b)$6.695      (b)$4.647      (b)$5.744
        End AUV.............................................   (a)$6.701      (a)$4.662      (a)$5.778      (a)$5.980
                                                               (b)$6.695      (b)$4.647      (b)$5.744      (b)$5.930
        Ending Number of AUs................................   (a)28,297      (a)203,638     (a)236,317     (a)289,679
                                                               (b)15,167      (b)43,031      (b)50,790      (b)50,389

------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$12.987     (a)$13.058     (a)$13.015     (a)$12.886
                                                               (b)$12.987     (b)$13.065     (b)$12.989     (b)$12.828
        End AUV.............................................   (a)$13.058     (a)$13.015     (a)$12.886     (a)$12.776
                                                               (b)$13.065     (b)$12.989     (b)$12.828     (b)$12.687
        Ending Number of AUs................................   (a)666,933     (a)2,691,023   (a)737,961     (a)350,330
                                                               (b)35,811      (b)127,783     (b)44,539      (b)18,584

------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.663     (a)$13.972     (a)$14.765     (a)$16.255
                                                               (b)$13.663     (b)$13.952     (b)$14.707     (b)$16.151
        End AUV.............................................   (a)$13.972     (a)$14.765     (a)$16.255     (a)$17.077
                                                               (b)$13.952     (b)$14.707     (b)$16.151     (b)$16.924
        Ending Number of AUs................................   (a)80,015      (a)372,600     (a)431,694     (a)469,027
                                                               (b)18,206      (b)44,153      (b)42,516      (b)53,110

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$27.129     (a)$26.207     (a)$21.459     (a)$28.093
                                                               (b)$27.129     (b)$26.174     (b)$21.378     (b)$27.918
        End AUV.............................................   (a)$26.207     (a)$21.459     (a)$28.093     (a)$31.362
                                                               (b)$26.174     (b)$21.378     (b)$27.918     (b)$31.088
        Ending Number of AUs................................   (a)258,892     (a)538,252     (a)576,810     (a)566,528
                                                               (b)36,023      (b)56,681      (b)64,759      (b)65,871

------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$9.376      (a)$9.703      (a)$8.916      (a)$10.525
                                                               (b)$9.376      (b)$9.680      (b)$8.875      (b)$10.450
        End AUV.............................................   (a)$9.703      (a)$8.916      (a)$10.525     (a)$11.348
                                                               (b)$9.680      (b)$8.875      (b)$10.450     (b)$11.239
        Ending Number of AUs................................   (a)32,920      (a)132,185     (a)204,227     (a)212,687
                                                               (b)4,748       (b)19,343      (b)19,964      (b)21,258

------------------------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$16.876     (a)$16.380     (a)$12.924     (a)$16.215
                                                               (b)$16.876     (b)$16.377     (b)$12.889     (b)$16.131
        End AUV.............................................   (a)$16.380     (a)$12.924     (a)$16.215     (a)$17.524
                                                               (b)$16.377     (b)$12.889     (b)$16.131     (b)$17.389
        Ending Number of AUs................................   (a)45,973      (a)157,053     (a)158,591     (a)145,709
                                                               (b)38,403      (b)56,089      (b)53,148      (b)42,326

------------------------------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$10.559     (a)$12.463
                                                               (b)$0.000      (b)$0.000      (b)$10.526     (b)$12.410
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$12.463     (a)$14.701
                                                               (b)$0.000      (b)$0.000      (b)$12.410     (b)$14.602
        Ending Number of AUs................................   (a)0           (a)0           (a)28,174      (a)147,293
                                                               (b)0           (b)0           (b)5           (b)17,722

------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.461     (a)$15.662     (a)$16.321     (a)$16.621
                                                               (b)$15.461     (b)$15.648     (b)$16.265     (b)$16.523
        End AUV.............................................   (a)$15.662     (a)$16.321     (a)$16.621     (a)$16.994
                                                               (b)$15.648     (b)$16.265     (b)$16.523     (b)$16.851
        Ending Number of AUs................................   (a)28,624      (a)78,599      (a)90,832      (a)115,557
                                                               (b)2,007       (b)7,589       (b)6,656       (b)13,811

------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$17.986     (a)$17.477     (a)$12.570     (a)$15.638
                                                               (b)$17.986     (b)$17.447     (b)$12.518     (b)$15.535
        End AUV.............................................   (a)$17.477     (a)$12.570     (a)$15.638     (a)$17.205
                                                               (b)$17.447     (b)$12.518     (b)$15.535     (b)$17.049
        Ending Number of AUs................................   (a)21,337      (a)52,732      (a)94,558      (a)56,031
                                                               (b)1,106       (b)3,803       (b)1,543       (b)1,503

------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$8.100      (a)$7.171      (a)$5.072      (a)$6.247
                                                               (b)$8.100      (b)$7.168      (b)$5.057      (b)$6.212
        End AUV.............................................   (a)$7.171      (a)$5.072      (a)$6.247      (a)$6.943
                                                               (b)$7.168      (b)$5.057      (b)$6.212      (b)$6.887
        Ending Number of AUs................................   (a)34,702      (a)93,584      (a)102,840     (a)98,361
                                                               (b)9,127       (b)21,629      (b)13,418      (b)11,905

------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$28.878     (a)$26.800     (a)$20.783     (a)$25.679
                                                               (b)$28.878     (b)$26.794     (b)$20.726     (b)$25.545
        End AUV.............................................   (a)$26.800     (a)$20.783     (a)$25.679     (a)$28.166
                                                               (b)$26.794     (b)$20.726     (b)$25.545     (b)$27.949
        Ending Number of AUs................................   (a)94,647      (a)262,112     (a)247,669     (a)214,870
                                                               (b)21,761      (b)44,936      (b)36,884      (b)26,454

------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$6.256      (a)$5.813      (a)$3.443      (a)$4.570
                                                               (b)$6.256      (b)$5.804      (b)$3.426      (b)$4.537
        End AUV.............................................   (a)$5.813      (a)$3.443      (a)$4.570      (a)$4.772
                                                               (b)$5.804      (b)$3.426      (b)$4.537      (b)$4.726
        Ending Number of AUs................................   (a)24,497      (a)77,004      (a)132,656     (a)122,336
                                                               (b)11,270      (b)48,225      (b)52,716      (b)45,161

------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$13.172     (a)$12.506     (a)$11.584     (a)$14.990
                                                               (b)$13.172     (b)$12.495     (b)$11.546     (b)$14.902
        End AUV.............................................   (a)$12.506     (a)$11.584     (a)$14.990     (a)$17.316
                                                               (b)$12.495     (b)$11.546     (b)$14.902     (b)$17.171
        Ending Number of AUs................................   (a)23,196      (a)227,933     (a)348,751     (a)282,185
                                                               (b)5,015       (b)15,668      (b)31,655      (b)32,163

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$11.125     (a)$10.216     (a)$7.171      (a)$9.290
                                                               (b)$11.125     (b)$10.168     (b)$7.139      (b)$9.228
        End AUV.............................................   (a)$10.216     (a)$7.171      (a)$9.290      (a)$10.643
                                                               (b)$10.168     (b)$7.139      (b)$9.228      (b)$10.547
        Ending Number of AUs................................   (a)47,648      (a)237,948     (a)337,169     (a)284,050
                                                               (b)5,630       (b)17,177      (b)17,029      (b)25,832

------------------------------------------------------------------------------------------------------------------------
International Growth & Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$11.372     (a)$10.751     (a)$8.364      (a)$11.262
                                                               (b)$11.372     (b)$10.746     (b)$8.342      (b)$11.205
        End AUV.............................................   (a)$10.751     (a)$8.364      (a)$11.262     (a)$13.386
                                                               (b)$10.746     (b)$8.342      (b)$11.205     (b)$13.285
        Ending Number of AUs................................   (a)75,088      (a)271,904     (a)248,621     (a)248,393
                                                               (b)3,720       (b)20,857      (b)20,934      (b)15,928

------------------------------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$8.768      (a)$9.507
                                                               (b)$0.000      (b)$0.000      (b)$8.743      (b)$9.470
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$9.507      (a)$10.391
                                                               (b)$0.000      (b)$0.000      (b)$9.470      (b)$10.324
        Ending Number of AUs................................   (a)0           (a)0           (a)28,512      (a)79,068
                                                               (b)0           (b)0           (b)4,830       (b)16,668

------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$20.217     (a)$19.217     (a)$14.933     (a)$17.988
                                                               (b)$20.217     (b)$19.204     (b)$14.886     (b)$17.887
        End AUV.............................................   (a)$19.217     (a)$14.933     (a)$17.988     (a)$19.788
                                                               (b)$19.204     (b)$14.886     (b)$17.887     (b)$19.627
        Ending Number of AUs................................   (a)45,559      (a)146,656     (a)202,746     (a)151,605
                                                               (b)5,282       (b)17,824      (b)20,142      (b)17,716

------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.227     (a)$13.408     (a)$6.966      (a)$9.402
                                                               (b)$15.227     (b)$13.395     (b)$6.942      (b)$9.346
        End AUV.............................................   (a)$13.408     (a)$6.966      (a)$9.402      (a)$10.549
                                                               (b)$13.395     (b)$6.942      (b)$9.346      (b)$10.460
        Ending Number of AUs................................   (a)99,028      (a)286,530     (a)320,630     (a)300,968
                                                               (b)13,378      (b)38,608      (b)45,674      (b)47,560

------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$21.208     (a)$22.797
                                                               (b)$0.000      (b)$0.000      (b)$21.138     (b)$22.697
        End AUV.............................................   (a)$0.000      (a)$0.000      (a)$22.797     (a)$24.931
                                                               (b)$0.000      (b)$0.000      (b)$22.697     (b)$24.759
        Ending Number of AUs................................   (a)0           (a)0           (a)$35,978     (a)126,365
                                                               (b)0           (b)0           (b)1,992       (b)13,382

------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$21.065     (a)$19.070     (a)$13.792     (a)$16.822
                                                               (b)$21.065     (b)$19.066     (b)$13.755     (b)$16.735
        End AUV.............................................   (a)$19.070     (a)$13.792     (a)$16.822     (a)$17.371
                                                               (b)$19.066     (b)$13.755     (b)$16.735     (b)$17.238
        Ending Number of AUs................................   (a)23,245      (a)39,243      (a)28,800      (a)20,307
                                                               (b)2,950       (b)10,078      (b)8,217       (b)7,175

------------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$11.487     (a)$13.589
                                                               (b)$0.000      (b)$0.000      (b)$11.446     (b)$13.525
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$13.589     (a)$15.770
                                                               (b)$0.000      (b)$0.000      (b)$13.525     (b)$15.657
        Ending Number of AUs................................   (a)0           (a)0           (a)18,863      (a)139,512
                                                               (b)0           (b)0           (b)1,622       (b)15,071

------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$15.626     (a)$15.005     (a)$12.518     (a)$14.170
                                                               (b)$15.626     (b)$15.005     (b)$12.486     (b)$14.100
        End AUV.............................................   (a)$15.005     (a)$12.518     (a)$14.170     (a)$14.881
                                                               (b)$15.005     (b)$12.486     (b)$14.100     (b)$14.769
        Ending Number of AUs................................   (a)107,427     (a)357,033     (a)361,492     (a)329,596
                                                               (b)3,241       (b)22,241      (b)24,978      (b)21,078

------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$4.018      (a)$3.450      (a)$1.718      (a)$2.548
                                                               (b)$4.018      (b)$3.451      (b)$1.715      (b)$2.536
        End AUV.............................................   (a)$3.450      (a)$1.718      (a)$2.548      (a)$2.442
                                                               (b)$3.451      (b)$1.715      (b)$2.536      (b)$2.425
        Ending Number of AUs................................   (a)54,460      (a)138,692     (a)189,634     (a)160,731
                                                               (b)32,973      (b)66,335      (b)66,153      (b)46,797

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/01       12/31/02       12/31/03       12/31/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$12.848     (a)$11.507     (a)$8.627      (a)$10.077
                                                               (b)$12.848     (b)$11.516     (b)$8.613      (b)$10.035
        End AUV.............................................   (a)$11.507     (a)$8.627      (a)$10.077     (a)$11.572
                                                               (b)$11.516     (b)$8.613      (b)$10.035     (b)$11.496
        Ending Number of AUs................................   (a)26,250      (a)131,718     (a)143,243     (a)113,090
                                                               (b)2,786       (b)6,158       (b)5,277       (b)5,267

------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 7/9/01)
        Beginning AUV.......................................   (a)$14.490     (a)$14.301     (a)$13.999     (a)$17.339
                                                               (b)$14.490     (b)$14.287     (b)$13.949     (b)$17.234
        End AUV.............................................   (a)$14.301     (a)$13.999     (a)$17.339     (a)$18.658
                                                               (b)$14.287     (b)$13.949     (b)$17.234     (b)$18.499
        Ending Number of AUs................................   (a)1,808       (a)13,981      (a)32,864      (a)33,185
                                                               (b)500         (b)1,426       (b)2,535       (b)4,668

------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and Income (Inception
  Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$9.337      (a)$10.556
                                                               (b)$0.000      (b)$0.000      (b)$9.300      (b)$10.503
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$10.556     (a)$11.713
                                                               (b)$0.000      (b)$0.000      (b)$10.503     (b)$11.624
        Ending Number of AUs................................   (a)0           (a)0           (a)11,803      (a)197,771
                                                               (b)0           (b)0           (b)2,148       (b)16,216

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$10.106     (a)$10.214     (a)$8.098      (a)$10.431
                                                               (b)$0.000      (b)$0.000      (b)$8.081      (b)$10.382
        End AUV.............................................   (a)$10.214     (a)$8.098      (a)$10.431     (a)$12.064
                                                               (b)$0.000      (b)$8.081      (b)$10.382     (b)$11.978
        Ending Number of AUs................................   (a)3,643       (a)143,852     (a)192,557     (a)231,288
                                                               (b)            (b)24,918      (b)24,906      (b)31,833

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth (Inception Date - 12/10/01)
        Beginning AUV.......................................   (a)$10.352     (a)$10.377     (a)$6.883      (a)$8.613
                                                               (b)$0.000      (b)$0.000      (b)$6.837      (b)$8.533
        End AUV.............................................   (a)$10.377     (a)$6.883      (a)$8.613      (a)$9.057
                                                               (b)$0.000      (b)$6.837      (b)$8.533      (b)$8.952
        Ending Number of AUs................................   (a)1,143       (a)125,151     (a)181,013     (a)109,107
                                                               (b)0           (b)22,249      (b)27,924      (b)21,261

------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income (Inception Date - 1/25/02)
        Beginning AUV.......................................   (a)$0.000      (a)$10.556     (a)$8.857      (a)$11.139
                                                               (b)$0.000      (b)$10.549     (b)$8.833      (b)$11.081
        End AUV.............................................   (a)$0.000      (a)$8.857      (a)$11.139     (a)$12.520
                                                               (b)$0.000      (b)$8.833      (b)$11.081     (b)$12.424
        Ending Number of AUs................................   (a)0           (a)86,876      (a)118,695     (a)160,893
                                                               (b)0           (b)18,787      (b)7,804       (b)6,182

------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$12.479     (a)$14.591
                                                               (b)$0.000      (b)$0.000      (b)$12.447     (b)$14.537
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$14.591     (a)$16.310
                                                               (b)$0.000      (b)$0.000      (b)$14.537     (b)$16.209
        Ending Number of AUs................................   (a)0           (a)0           (a)10,818      (a)161,894
                                                               (b)0           (b)0           (b)10,669      (b)23,484

------------------------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$13.167     (a)$14.667
                                                               (b)$0.000      (b)$0.000      (b)$13.139     (b)$14.621
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$14.667     (a)$16.252
                                                               (b)$0.000      (b)$0.000      (b)$14.621     (b)$16.161
        Ending Number of AUs................................   (a)0           (a)0           (a)75,729      (a)338,206
                                                               (b)0           (b)0           (b)10,306      (b)35,475

------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date - 7/28/03)
        Beginning AUV.......................................   (a)$0.000      (a)$0.000      (a)$12.590     (a)$14.197
                                                               (b)$0.000      (b)$0.000      (b)$12.560     (b)$14.148
        Ending AUV..........................................   (a)$0.000      (a)$0.000      (a)$14.197     (a)$15.434
                                                               (b)$0.000      (b)$0.000      (b)$14.148     (b)$15.342
        Ending Number of AUs................................   (a)0           (a)0           (a)83,828      (a)505,613
                                                               (b)0           (b)0           (b)15,252      (b)59,702

------------------------------------------------------------------------------------------------------------------------

         AUV - Accumulation Unit Value
         AU - Accumulation Units
         (a) Reflects AUV/AU without election of EstatePlus.
         (b) Reflects AUV/AU with election of EstatePlus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1.  Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date or for any contracts issued in the State of Washington, regardless of age) plus any Purchase Payments recorded after the date of death; and reduced by any Withdrawals recorded after the date of death in the same proportion that the Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Withdrawals recorded after the seventh contract anniversary in the same proportion that the Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Withdrawals since the seventh contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX C -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Oregon
                                   penalty free withdrawal amount.
--------------------------------------------------------------------------------------------------------------------
 Minimum Contract Value            We may terminate your contract if both the following occur:   Texas
                                   (1) your contract is less than $500 as a result of
                                   withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we
                                   will distribute the contract's remaining value to you.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Anchor Advisor Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 033-86642

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005:

                            VARIABLE SEPARATE ACCOUNT
                      AMERICAN PATHWAY II VARIABLE ANNUITY
                            POLARIS VARIABLE ANNUITY
                           POLARIS II VARIABLE ANNUITY
                         POLARISAMERICA VARIABLE ANNUITY
                       POLARIS CHOICE II VARIABLE ANNUITY
                       POLARIS PROTECTOR VARIABLE ANNUITY
                        POLARIS ADVISOR VARIABLE ANNUITY
                   WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY
                 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT ONE
                            ICAP II VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT TWO
                    VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT FOUR
                         ANCHOR ADVISOR VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT NINE
                   ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY
               ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY
              ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
                 ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY

  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 29, 2005:

                          VARIABLE ANNUITY ACCOUNT FIVE
                       SEASONS ADVISOR II VARIABLE ANNUITY
                      SEASONS TRIPLE ELITE VARIABLE ANNUITY
                            SEASONS VARIABLE ANNUITY
                       SEASONS SELECT II VARIABLE ANNUITY

                         VARIABLE ANNUITY ACCOUNT SEVEN
                          POLARIS PLUS VARIABLE ANNUITY
                       POLARIS II A-CLASS VARIABLE ANNUITY
                    POLARIS II ASSET MANAGER VARIABLE ANNUITY

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED SEPTEMBER 20, 2005:

                            VARIABLE SEPARATE ACCOUNT
                      POLARIS PLATINUM II VARIABLE ANNUITY

THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS HEREBY CHANGED TO OCTOBER 24, 2005.

ADD A NEW SUBSECTION FOLLOWING THE SEPARATE ACCOUNT SECTION, AS FOLLOWS:

AMERICAN HOME ASSURANCE COMPANY

      American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

ADD A NEW SUBSECTION TO THE "FINANCIAL STATEMENTS" SECTION, AS FOLLOWS:

AMERICAN HOME FINANCIAL STATEMENTS

      The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to American Home Assurance Company's adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

      You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

   Please keep this supplement with your Statement of Additional Information.

Dated: October 24, 2005

                      STATEMENT OF ADDITIONAL INFORMATION

                       FIXED AND VARIABLE GROUP DEFERRED
                          ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FOUR
                       (ANCHOR ADVISOR VARIABLE ANNUITY)

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 2, 2005 relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-SUN2 or by written request addressed to:

                     AIG SunAmerica Life Assurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 2, 2005

                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
Separate Account.......................................................................   3

General Account........................................................................   3

Support Agreement Between the Company and AIG..........................................   4

Performance Data ......................................................................   4

Income Payments........................................................................   6

Annuity Unit Values....................................................................   6

Death Benefit Options for Contracts Issued Before October 24, 2001.....................   9

Taxes..................................................................................  12

Distribution of Contracts..............................................................  17

Financial Statements...................................................................  17

                                SEPARATE ACCOUNT

        Variable Annuity Account Four ("Separate account") was originally established by Anchor National Life Insurance Company ("Anchor National") on November 8, 1994, pursuant to the provisions of California law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("the Company"). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

        The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

        The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable Income Payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that variable Income Payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the variable Income Payments).

                                 GENERAL ACCOUNT

        The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one-year fixed investment option and/or the one year DCA fixed account available in connection with the general account, as elected by the owner at the time of purchasing a contract or upon making a subsequent payment. Assets supporting amounts allocated to the one-year fixed investment option and/or the one-year DCA account become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.


                                PERFORMANCE DATA

      From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Cash Management Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

      In addition, the separate account may advertise "total return" date for its other Variable Portfolios (including the Cash Management Portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.

In calculating hypothetical historical adjusted returns, for periods starting prior to the date the Variable Portfolios were first offered to the public, the total return data for the Variable Portfolios of the separate account will be derived from the performance of the corresponding underlying funds of American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust (Trusts), modified to reflect the charges and expenses as if the separate account Variable Portfolio had been in existence since the inception date of each respective Trusts' underlying fund. Thus, such performance figures should not be construed to be actual historic performance of the relevant separate account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). We commonly refer to these performance calculations as hypothetical adjusted historical returns. The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

      Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO


      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

            Base Period Return = (EV-SV)/(SV)
      where:
            SV = value of one Accumulation Unit at the start of a 7 day period EV = value of one Accumulation Unit at the end of the 7 day period

      The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the underlying fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the portion of the annual mortality and expense risk and distribution expense charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 365/7).

      The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

      The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

      Effective Yield = [(Base Period Return + 1)365/7 - 1]

      The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

      The Variable Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return".

      These rates of return do not reflect election of optional features. The rates of return would be lower if these features were included in the calculations. The total return figures are based on historical data and are not intended to indicate future performance. These rates of return reflect the currently applicable 12b-1 service fee on the Trusts. If you purchased your contract before July 9, 2001, the variable portfolio shares of the Anchor Series and SunAmerica Series Trusts are not subject to the 12b-1 service fee, and therefore, the performance figures would be slightly higher.

PORTFOLIO ALLOCATOR MODELS PERFORMANCE

The separate account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

      Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                  n
            P(1+T)  = ERV

where:
            P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

      The total return figures reflect the effect of recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

      The initial Income Payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Income Payment remains constant for the second and subsequent monthly variable Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

      For fixed Income Payments, the amount of the second and each subsequent monthly Income Payment is the same as that determined above for the first monthly payment.

      For variable Income Payments, the amount of the second and each subsequent monthly Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Income Payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceed 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change in the value of the Variable Portfolio; a NIF greater than 1.000 results in from increase in the value of the Variable Portfolio; and a NIF less than 1.000 results from a decrease in the value of the Variable Portfolio. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

            NIF = ($11.46/$11.44)

            = 1.00174825

      ILLUSTRATIVE EXAMPLE

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
                      (1/12
            1/[(1.035)     )] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

            $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

      P's first variable Income Payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly Income Payments for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the monthly installment of $5.42 (Option 4v table, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

      First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Annuity Units to Annuity Units of another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

      Annuity Units = $630.95/$13.256932 = 47.593968

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

      Second Payment = 47.593968 x $13.327695 = $634.32

      The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

      Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                   DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED
                             BEFORE OCTOBER 24, 2001

THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:


               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or

               2. total Purchase Payments less withdrawals, compounded at a 4%
                  annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

               3. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or


               2. total Purchase Payments less any withdrawals; or

               3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if you are age 81 or older at the time of contract issue, or you are age 90 or older at the time of your death.

THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS UPON THE CONTINUING SPOUSE'S DEATH FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

               If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. The contract value on the Continuation Date (including the
                  Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               c. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

               If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               c. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

               If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

               If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Net Purchase Payments received since the original issue date;
                  or

               c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

                                      TAXES
General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

      The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS

      The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account Four at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are presented in this Statement of Additional Information. The consolidated financial statements of the company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts.

      PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                        Page
                                                                      Number(s)
                                                                      ---------
Report of Independent Registered Public Accounting Firm                  F-2

Consolidated Balance Sheet - December 31, 2004 and
December 31, 2003                                                    F-3 to F-4

Consolidated Statement of Income and Comprehensive
Income - Years Ended December 31, 2004, 2003 and 2002                F-5 to F-6

Consolidated Statement of Cash Flows - Years Ended
December 31, 2004, 2003 and 2002                                     F-7 to F-8

Notes to Consolidated Financial Statements                           F-9 to F-38

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.



PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                December 31,   December 31,
                                                                    2004           2003
                                                                -----------    -----------

                                                                      (in thousands)
ASSETS

Investments and cash:
  Cash and short-term investments                               $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)                    5,161,027      5,505,800
  Mortgage loans                                                    624,179        716,846
  Policy loans                                                      185,958        200,232
  Mutual funds                                                        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635)               4,902            727
  Real estate                                                        20,091         22,166
  Securities lending collateral                                     883,792        514,145
  Other invested assets                                              38,789         10,453
                                                                -----------    -----------

  Total investments and cash                                      7,125,986      7,124,633

Variable annuity assets held in separate accounts                22,612,451     19,178,796
Accrued investment income                                            73,769         74,647
Deferred acquisition costs                                        1,349,089      1,268,621
Other deferred expenses                                             257,781        236,707
Income taxes currently receivable from Parent                         9,945         15,455
Receivable from brokers for sales of securities                         161             --
Goodwill                                                             14,038         14,038
Other assets                                                         52,795         58,830
                                                                -----------    -----------

TOTAL ASSETS                                                    $31,496,015    $27,971,727
                                                                ===========    ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                               December 31,   December 31,
                                                                   2004           2003
                                                               -----------    -----------

                                                                     (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts                                          $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts                1,535,905      1,609,233
  Reserves for guaranteed investment contracts                     215,331        218,032
  Reserves for guaranteed benefits                                  76,949         12,022
  Securities lending payable                                       883,792        514,145
  Due to affiliates                                                 21,655         19,289
  Payable to brokers                                                    --          1,140
  Other liabilities                                                190,198        247,435
                                                               -----------    -----------

  Total reserves, payables and accrued liabilities               6,871,988      6,895,625

Variable annuity liabilities related to separate accounts       22,612,451     19,178,796

Subordinated notes payable to affiliates                                --         40,960

Deferred income taxes                                              257,532        242,556
                                                               -----------    -----------

Total liabilities                                               29,741,971     26,357,937
                                                               -----------    -----------

Shareholder's equity:
  Common stock                                                       3,511          3,511
  Additional paid-in capital                                       758,346        709,246
  Retained earnings                                                919,612        828,423
  Accumulated other comprehensive income                            72,575         72,610
                                                               -----------    -----------

  Total shareholder's equity                                     1,754,044      1,613,790
                                                               -----------    -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                     $31,496,015    $27,971,727
                                                               ===========    ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                 Years Ended December 31,
                                                          -------------------------------------
                                                             2004          2003          2002
                                                          ---------     ---------     ---------

                                                                      (in thousands)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance      $ 369,141     $ 281,359     $ 286,919
    Asset management fees                                    89,569        66,663        66,423
    Universal life insurance fees, net of reinsurance        33,899        35,816        36,253
    Surrender charges                                        26,219        27,733        32,507
    Other fees                                               15,753        15,520        21,900
                                                          ---------     ---------     ---------
      Total fee income                                      534,581       427,091       444,002

Investment income                                           363,594       402,923       387,355
Net realized investment losses                              (23,807)      (30,354)      (65,811)
                                                          ---------     ---------     ---------


Total revenues                                              874,368       799,660       765,546
                                                          ---------     ---------     ---------

BENEFITS AND EXPENSES:

Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts                                               140,889       153,636       142,973
  Universal life insurance contracts                         73,745        76,415        80,021
  Guaranteed investment contracts                             6,034         7,534        11,267
  Subordinated notes payable to affiliates                    2,081         2,628         3,868
                                                          ---------     ---------     ---------
Total interest expense                                      222,749       240,213       238,129
Amortization of bonus interest                               10,357        19,776        16,277
General and administrative expenses                         131,612       119,093       115,210
Amortization of deferred acquisition costs and
  other deferred expenses                                   157,650       160,106       222,484
Annual commissions                                           64,323        55,661        58,389
Claims on universal life contracts, net of reinsurance
  recoveries                                                 17,420        17,766        15,716
Guaranteed minimum death benefits,
  net of reinsurance recoveries                              58,756        63,268        67,492
                                                          ---------     ---------     ---------

Total benefits and expenses                                 662,867       675,883       733,697
                                                          ---------     ---------     ---------

PRETAX INCOME BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE                               211,501       123,777        31,849

Income tax expense                                            6,410        30,247           160
                                                          ---------     ---------     ---------

NET INCOME BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE                               205,091        93,530        31,689

Cumulative effect of accounting change, net of tax          (62,589)           --            --
                                                          ---------     ---------     ---------

NET INCOME                                                $ 142,502     $  93,530     $  31,689
                                                          ---------     ---------     ---------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                              Years Ended December 31,
                                                       -------------------------------------
                                                          2004          2003          2002
                                                       ---------     ---------     ---------

                                                                   (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS),
  NET OF TAX:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the
    current period less related amortization of
    deferred acquisition costs and other deferred
    expenses                                           $ (20,487)    $  67,125     $  20,358
  Less reclassification adjustment for net realized
    losses included in net income                         19,263        19,194        52,285

  Net unrealized gains (losses) on foreign currency        1,170            --            --

  Change related to cash flow hedges                          --            --        (2,218)

  Income tax (benefit) expense                                19       (30,213)      (24,649)
                                                       ---------     ---------     ---------

OTHER COMPREHENSIVE INCOME (LOSS)                            (35)       56,106        45,776
                                                       ---------     ---------     ---------

COMPREHENSIVE INCOME                                   $ 142,467     $ 149,636     $  77,465
                                                       =========     =========     =========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                      Years Ended December 31,
                                                            -------------------------------------------
                                                                2004            2003            2002
                                                            -----------     -----------     -----------

                                                                           (in thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                                  $   142,502     $    93,530     $    31,689
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Cumulative effect of accounting change, net of tax             62,589              --              --
  Interest credited to:
    Fixed annuity and fixed accounts of variable
    annuity contracts                                           140,889         153,636         142,973
    Universal life insurance contracts                           73,745          76,415          80,021
    Guaranteed investment contracts                               6,034           7,534          11,267
  Net realized investment losses                                 23,807          30,354          65,811
  Accretion of net discounts on investments                      (1,277)         (9,378)         (2,412)
  Loss on other invested assets                                     572           2,859           3,932
  Amortization of deferred acquisition costs and other
    expenses                                                    168,007         179,882         238,761
  Acquisition costs deferred                                   (246,033)       (212,251)       (204,833)
  Other expenses deferred                                       (62,906)        (70,158)        (77,602)
  Depreciation of fixed assets                                    1,619           1,718             860
  Provision for deferred income taxes                            49,337        (129,591)        106,044
  Change in:
    Accrued investment income                                       878             679          13,907
    Other assets                                                  4,416         (12,349)          4,736
    Income taxes currently payable to/receivable from
      Parent                                                       5157         148,898         (43,629)
    Due from/to affiliates                                        2,366         (36,841)         (7,743)
    Other liabilities                                             7,485          10,697          (7,143)
  Other, net                                                      2,284          14,885          10,877
                                                            -----------     -----------     -----------

NET CASH PROVIDED BY OPERATING
  ACTIVITIES                                                    381,471         250,519         367,516
                                                            -----------     -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                 (964,705)     (2,078,310)     (2,403,362)
  Mortgage loans                                                (31,502)        (44,247)       (128,764)
  Other investments, excluding short-term investments           (33,235)        (20,266)        (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks                  383,695       1,190,299         849,022
  Other investments, excluding short-term investments            22,283          12,835             825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                  898,682         994,014         615,798
  Mortgage loans                                                125,475          67,506          82,825
  Other investments, excluding short-term investments            10,915          72,970         114,347
                                                            -----------     -----------     -----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                                $   411,608     $   194,801     $  (934,493)
                                                            -----------     -----------     -----------


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                               Years Ended December 31,
                                                     -------------------------------------------
                                                         2004            2003            2002
                                                     -----------     -----------     -----------

                                                                    (in thousands)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                $ 1,360,319     $ 1,553,000     $ 1,731,597
  Universal life insurance contracts                      45,183          45,657          49,402
Net exchanges from the fixed accounts of variable
  annuity contracts                                   (1,332,240)     (1,108,030)       (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                   (458,052)       (464,332)       (529,466)
  Universal life insurance contracts                     (69,185)        (61,039)        (68,444)
  Guaranteed investment contracts                         (8,614)       (148,719)       (135,084)
Claims and annuity payments, net of
  reinsurance, on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                   (108,691)       (109,412)        (98,570)
  Universal life insurance contracts                    (105,489)       (111,380)       (100,995)
Net receipt from (repayments of) other short-term
  financings                                             (41,060)         14,000              --
Net payment related to a modified coinsurance
  transaction                                             (4,738)        (26,655)        (30,282)
Capital contribution received from Parent                     --              --         200,000
Dividends paid to Parent                                  (2,500)        (12,187)        (10,000)
                                                     -----------     -----------     -----------

NET CASH (USED IN) PROVIDED BY
  FINANCING ACTIVITIES                                  (725,067)       (429,097)        504,937
                                                     -----------     -----------     -----------

NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                                  68,012          16,223         (62,040)

CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                                    133,105         116,882         178,922
                                                     -----------     -----------     -----------

CASH AND SHORT-TERM INVESTMENTS AT
  END OF PERIOD                                      $   201,117     $   133,105     $   116,882
                                                     ===========     ===========     ===========


SUPPLEMENTAL CASH FLOW FORMATION:

Interest paid on indebtedness                        $     2,081     $     2,628     $     3,868
                                                     ===========     ===========     ===========

Net income taxes (received) paid to Parent           $   (47,749)    $    10,989     $     5,856
                                                     ===========     ===========     ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

      AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

      The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of
      SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

      SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    BASIS OF PRESENTATION (Continued)

      independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31,
      2004, 2003 and 2002.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

      Deferred Acquisition Costs ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

      OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

      The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.

      RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICs: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

      RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.

      FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges,

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their Parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS

            The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                  Amortized           Estimated
                                                     Cost             Fair Value
                                                  ----------          ----------

                                                          (in thousands)
      AT DECEMBER 31, 2004:

      U.S. government securities                  $   28,443          $   30,300
      Mortgage-backed securities                     926,274             956,567
      Securities of public utilities                 321,381             332,038
      Corporate bonds and notes                    2,797,943           2,902,829
      Redeemable preferred stocks                     20,140              21,550
      Other debt securities                          913,687             917,743
                                                  ----------          ----------

        Total                                     $5,007,868          $5,161,027
                                                  ==========          ==========


                                                  Amortized           Estimated
                                                     Cost             Fair Value
                                                  ----------          ----------

                                                          (in thousands)
      AT DECEMBER 31, 2003:

      U.S. government securities                  $   22,393          $   24,292
      Mortgage-backed securities                   1,148,452           1,191,817
      Securities of public utilities                 352,998             365,150
      Corporate bonds and notes                    2,590,254           2,697,142
      Redeemable preferred stocks                     21,515              22,175
      Other debt securities                        1,215,571           1,205,224
                                                  ----------          ----------

        Total                                     $5,351,183          $5,505,800
                                                  ==========          ==========

      At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

      At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

      At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

                                                    Amortized        Estimated
                                                       Cost          Fair Value
                                                    ----------       ----------

                                                           (in thousands)

      Due in one year or less                       $  278,939       $  281,954
      Due after one year through five years          2,076,145        2,138,574
      Due after five years through ten years         1,299,345        1,339,499
      Due after ten years                              427,165          444,433
      Mortgage-backed securities                       926,274          956,567
                                                    ----------       ----------

        Total                                       $5,007,868       $5,161,027
                                                    ==========       ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                       Gross            Gross
                                                    Unrealized       Unrealized
                                                       Gains           Losses
                                                    ----------       ----------

                                                           (in thousands)

      AT DECEMBER 31, 2004:

      U.S. government securities                    $    1,857       $       --
      Mortgage-backed securities                        32,678           (2,385)
      Securities of public utilities                    11,418             (761)
      Corporate bonds and notes                        118,069          (13,183)
      Redeemable preferred stocks                        1,410               --
      Other debt securities                             14,871          (10,815)
                                                    ----------       ----------

        Total                                       $  180,303       $  (27,144)
                                                    ==========       ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                       Gross            Gross
                                                    Unrealized       Unrealized
                                                       Gains           Losses
                                                    ----------       ----------

                                                           (in thousands)

      AT DECEMBER 31, 2003:

      U.S. government securities                    $    1,898       $       --
      Mortgage-backed securities                        46,346           (2,980)
      Securities of public utilities                    13,467           (1,315)
      Corporate bonds and notes                        127,996          (21,108)
      Redeemable preferred stocks                          660               --
      Other debt securities                             24,366          (34,713)
                                                    ----------       ----------

        Total                                       $  214,733       $  (60,116)
                                                    ==========       ==========

      Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 (dollars in thousands).

                                   Less than 12 Months                   12 Months or More                        Total
                           -----------------------------------  -----------------------------------  -------------------------------
                                       Unrealized                           Unrealized                           Unrealized
    December 31, 2004      Fair Value     Loss         Items    Fair Value     Loss         Items    Fair Value     Loss      Items
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
    Mortgage-backed
      securities           $  125,589  $   (1,282)          23  $   40,275  $   (1,103)           9  $  165,864  $   (2,385)      32
    Securities of public
      utilities                46,249        (761)           9           0           0            0      46,249        (761)       9
    Corporate bonds
      and notes               487,923      (7,418)          86      87,194      (5,765)          15     575,117     (13,183)     101
    Other debt securities     207,378      (4,062)          36      79,782      (6,753)          12     287,160     (10,815)      48
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
      Total                $  867,139  $  (13,523)         154  $  207,251  $  (13,621)          36  $1,074,390  $  (27,144)     190
                           ==========  ==========   ==========  ==========  ==========   ==========  ==========  ==========   ======

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                   Less than 12 Months                   12 Months or More                        Total
                           -----------------------------------  -----------------------------------  -------------------------------
                                       Unrealized                           Unrealized                           Unrealized
    December 31, 2003      Fair Value     Loss         Items    Fair Value     Loss         Items    Fair Value     Loss      Items
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
    Mortgage-backed
      securities           $  180,559  $   (2,882)          49  $   13,080  $      (98)           6  $  193,639  $   (2,980)      55
    Securities of public
      utilities                67,626      (1,315)           8          --          --           --      67,626      (1,315)       8
    Corporate bonds
      and notes               276,373     (17,086)          54      30,383      (4,022)           5     306,756     (21,108)      59
    Other debt securities     302,230     (33,951)          54      41,523        (762)           5     343,753     (34,713)      59
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
      Total                $  826,788  $  (55,234)         165  $   84,986  $   (4,882)          16  $  911,774  $  (60,116)     181
                           ==========  ==========   ==========  ==========  ==========   ==========  ==========  ==========   ======

      Realized investment gains and losses on sales of investments are as follows:

                                                Years ended December 31,
                                        ----------------------------------------
                                          2004            2003            2002
                                        --------        --------        --------

                                                     (in thousands)
      BONDS, NOTES AND REDEEMABLE
        PREFERRED STOCKS:
        Realized gains                  $ 12,240        $ 30,896        $ 25,013
        Realized losses                  (12,623)        (11,818)        (32,865)

      COMMON STOCKS:
        Realized gains                         5             561              --
        Realized losses                     (247)           (117)           (169)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      The sources and related amounts of investment income are as follows:

                                                                   Years ended December 31,
                                                         -------------------------------------------
                                                            2004             2003             2002
                                                         ---------        ---------        ---------

                                                                        (in thousands)

      Short-term investments                             $   2,483        $   1,363        $   5,447
      Bonds, notes and redeemable preferred stocks         293,258          321,493          305,480
      Mortgage loans                                        50,825           53,951           55,417
      Partnerships                                             417             (478)          12,344
      Policy loans                                          17,130           15,925           18,796
      Real estate                                             (202)            (331)            (276)
      Other invested assets                                  2,149           13,308           (7,496)
      Less: investment expenses                             (2,466)          (2,308)          (2,357)
                                                         ---------        ---------        ---------

      Total investment income                            $ 363,594        $ 402,923        $ 387,355
                                                         =========        =========        =========


      Investment income was attributable to the following products:

                                                                   Years ended December 31,
                                                         -------------------------------------------
                                                            2004             2003             2002
                                                         ---------        ---------        ---------

                                                                        (in thousands)

      Fixed annuity contracts                            $  34,135        $  37,762        $  41,856
      Variable annuity contracts                           222,660          239,863          201,766
      Guaranteed investment contracts                       13,191           20,660           28,056
      Universal life insurance contracts                    92,645          100,019          105,878
      Asset management                                         963            4,619            9,799
                                                         ---------        ---------        ---------
      Total                                              $ 363,594        $ 402,923        $ 387,355
                                                         =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
      CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

      The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:

                                                                         Carrying            Fair
                                                                           Value             Value
                                                                        -----------       -----------

                                                                               (in thousands)
      DECEMBER 31, 2004:

      ASSETS:
        Cash and short-term investments                                 $   201,117       $   201,117
        Bonds, notes and redeemable preferred stocks                      5,161,027         5,161,027
        Mortgage loans                                                      624,179           657,828
        Policy loans                                                        185,958           185,958
        Mutual funds                                                          6,131             6,131
        Common stocks                                                         4,902             4,902
        Partnerships                                                          1,084             1,084
        Securities lending collateral                                       883,792           883,792
        Put options hedging guaranteed benefits                              37,705            37,705
        Variable annuity assets held in separate accounts                22,612,451        22,612,451

      LIABILITIES:
        Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                             $ 3,948,158       $ 3,943,265
        Reserves for guaranteed investment contracts                        215,331           219,230
        Securities lending payable                                          883,792           883,792
        Variable annuity liabilities related to separate accounts        22,612,451        22,612,451

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                         Carrying            Fair
                                                                           Value             Value
                                                                        -----------       -----------

                                                                               (in thousands)
      DECEMBER 31, 2003:

      ASSETS:
        Cash and short-term investments                                 $   133,105       $   133,105
        Bonds, notes and redeemable preferred stocks                      5,505,800         5,505,800
        Mortgage loans                                                      716,846           774,758
        Policy loans                                                        200,232           200,232
        Mutual funds                                                         21,159            21,159
        Common stocks                                                           727               727
        Partnerships                                                          1,312             1,685
        Securities lending collateral                                       514,145           514,145
        Put options hedging guaranteed benefits                               9,141             9,141
        Variable annuity assets held in separate accounts                19,178,796        19,178,796

      LIABILITIES:
        Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                             $ 4,274,329       $ 4,225,329
        Reserves for guaranteed investment contracts                        218,032           223,553
        Securities lending payable                                          514,145           514,145
        Variable annuity liabilities related to separate accounts        19,178,796        19,178,796
        Subordinated note payable to affiliate                               40,960            40,960

5.    DEFERRED ACQUISITION COSTS

      The following table summarizes the activity in deferred acquisition costs:

                                                                     Years Ended December 31,
                                                                  ------------------------------
                                                                      2004               2003
                                                                  -----------        -----------

                                                                          (in thousands)

      Balance at beginning of year                                $ 1,268,621        $ 1,224,101
      Acquisition costs deferred                                      246,033            212,250
      Effect of net unrealized gains (losses) on securities               267            (30,600)
      Amortization charged to income                                 (126,142)          (137,130)
      Cumulative effect of SOP 03-1                                   (39,690)                --
                                                                  -----------        -----------

      Balance at end of year                                      $ 1,349,089        $ 1,268,621
                                                                  ===========        ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    OTHER DEFERRED EXPENSES

      The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                                    Bonus         Distribution
                                                                   Payments          Costs            Total
                                                                  ---------        ---------        ---------

                                                                                 (in thousands)
      YEAR ENDED DECEMBER 31, 2004

      Balance at beginning of year                                $ 155,695        $  81,011        $ 236,707
      Expenses deferred                                              36,732           26,175           62,906
      Effect of net unrealized gains (losses) on securities              33               --               33
      Amortization charged in income                                (10,357)         (31,508)         (41,865)
                                                                  ---------        ---------        ---------

      Balance at end of year                                      $ 182,103        $  75,678        $ 257,781
                                                                  =========        =========        =========


      YEAR ENDED DECEMBER 31, 2003

      Balance at beginning of year                                $ 140,647        $  72,053        $ 212,700
      Expenses deferred                                              38,224           31,934           70,159
      Effect of net unrealized gains (losses) on securities          (3,400)              --           (3,400)
      Amortization charged in income                                (19,776)         (22,976)         (42,752)
                                                                  ---------        ---------        ---------

      Balance at end of year                                      $ 155,695        $  81,011        $ 236,707
                                                                  =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS

      The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

      The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

      The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

      EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

      If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

      GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:

                                                                                          Highest Specified
                                                                                             Anniversary
                                                                          Return of Net     Account Value
                                                                         Deposits Plus a  Minus Withdrawals
                                                                         Minimum Return   Post Anniversary
                                                                         ---------------  -----------------

                                                                               (dollars in millions)
      In the event of death (GMDB and EEB):
         Account value                                                        $12,883          $12,890
         Net amount at risk (a)                                               $   933          $ 1,137
         Average attained age of contract holders                                  67               64
         Range of guaranteed minimum return rates                               0%-5%               0%

      At annuitization (GMIB):
         Account value                                                        $ 6,942
         Net amount at risk (b)                                               $     3
         Weighted average period remaining until earliest annuitization     3.8 Years
         Range of guaranteed minimum return rates                             0%-6.5%

      Accumulation at specified date (GMAV):
         Account value                                                        $ 1,533
         Net amount at risk (c)                                               $    --
         Weighted average period remaining until guaranteed payment         9.0 Years

      Annual withdrawals at specified date (GMWB):
         Account value                                                        $   294
         Net amount at risk (d)                                               $    --
         Weighted average period remaining until expected payout           13.9 Years

      (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

      (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

      (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

      (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                            (in thousands)
Balance at January 1, 2004 before reinsurance (e)                             $  92,873
Guaranteed benefits incurred                                                     61,472
Guaranteed benefits paid                                                        (49,947)
                                                                              ---------

Balance at December 31, 2004 before reinsurance                                 104,398
  Less reinsurance                                                              (27,449)
                                                                              ---------

Balance at December 31, 2004, net of reinsurance                              $  76,949
                                                                              =========

      (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

      - Data used was 5,000 stochastically generated investment performance scenarios.

      -     Mean investment performance assumption was 10%.

      -     Volatility assumption was 16%.

      -     Mortality was assumed to be 64% of the 75-80 ALB table.

      - Lapse rates vary by contract type and duration and range from 0% to 40%.

      -     The discount rate was approximately 8%.

8.    REINSURANCE

      Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

      Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively.
      Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002,
      respectively.

      The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
      respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002,
      respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

      At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset-backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $2,000,000 in 2005 and $8,000,000 in 2007.

      Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

      Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

      On April 5, 2004, a purported class action captioned Nitika Mehta, as
                                                           ----------------
      Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance
      ------------------------------------------------------------------------
      Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial
      -------
      District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                             Years ended December 31,
                                                                   -------------------------------------------
                                                                      2004             2003             2002
                                                                   ---------        ---------        ---------

                                                                                  (in thousands)
      ADDITIONAL PAID-IN CAPITAL:
        Beginning balances                                         $ 709,246        $ 709,246        $ 509,246
        Capital contributions by Parent                               49,100               --          200,000
                                                                   ---------        ---------        ---------

        Ending balances                                            $ 758,346        $ 709,246        $ 709,246
                                                                   =========        =========        =========

      RETAINED EARNINGS:
        Beginning balances                                         $ 828,423        $ 730,321        $ 669,103
        Net income                                                   142,502           93,530           31,689
        Dividends paid to Parent                                      (2,500)         (12,187)         (10,000)
        Adjustment for tax benefit of distributed subsidiary             287           16,759           39,529
        Tax effect on a distribution of investment                   (49,100)              --               --
                                                                   ---------        ---------        ---------

        Ending balances                                            $ 919,612        $ 828,423        $ 730,321
                                                                   =========        =========        =========

      ACCUMULATED OTHER COMPREHENSIVE
        INCOME (LOSS):
        Beginning balances                                         $  72,610        $  16,504        $ (29,272)
        Change in net unrealized gains (losses)
          on debt securities available for sale                       (1,459)         118,725           98,718
        Change in net unrealized gains (losses)
          on equity securities available for sale                        (65)           1,594           (1,075)
        Change in net unrealized gains on foreign currency             1,170               --               --
        Change in adjustment to deferred acquisition costs
          and other deferred expenses                                    300          (34,000)         (25,000)
        Net change related to cash flow hedges                            --               --           (2,218)
        Tax effects of net changes                                        19          (30,213)         (24,649)
                                                                   ---------        ---------        ---------

        Ending balances                                            $  72,575        $  72,610        $  16,504
                                                                   =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                           December 31,     December 31,
                                                               2004             2003
                                                            ---------        ---------

                                                                  (in thousands)

        Gross unrealized gains                              $ 180,329        $ 214,845
        Gross unrealized losses                               (27,144)         (60,136)
        Unrealized gain on foreign currency                     1,170               --
        Adjustment to DAC and other deferred expenses         (42,700)         (43,000)
        Deferred income taxes                                 (39,080)         (39,099)
                                                            ---------        ---------

        Accumulated other comprehensive income              $  72,575        $  72,610
                                                            =========        =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to shareholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11.   INCOME TAXES

      The components of the provisions for income taxes on pretax income consist of the following:

                                               Years ended December 31,
                                     ------------------------------------------
                                        2004             2003             2002
                                     ---------        ---------        ---------

                                                    (in thousands)

      Current expense (benefit)      $ (42,927)       $ 127,655        $(105,369)
      Deferred expense (benefit)        49,337          (97,408)         105,529
                                     ---------        ---------        ---------

      Total income tax expense       $   6,410        $  30,247        $     160
                                     =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.   INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:

                                                                       Years ended December 31,
                                                               ----------------------------------------
                                                                 2004            2003            2002
                                                               --------        --------        --------

                                                                            (in thousands)

      Amount computed at statutory rate                        $ 74,025        $ 43,322        $ 11,147
      Increases (decreases) resulting from:
          State income taxes, net of federal tax benefit          4,020           2,273            (567)
          Dividends received deduction                          (19,058)        (15,920)        (10,117)
          Tax credits                                            (4,000)             --              --
          Adjustment to prior year tax liability (a)            (39,730)             --              --
          Other, net                                             (8,847)            572            (303)
                                                               --------        --------        --------

        Total income tax expense                               $  6,410        $ 30,247        $    160
                                                               ========        ========        ========


            (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

      Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

      At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.   INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                                   December 31,     December 31,
                                                                                       2004             2003
                                                                                    ---------        ---------

                                                                                          (in thousands)

        DEFERRED TAX LIABILITIES:

        Deferred acquisition costs and other deferred expenses                      $ 432,868        $ 473,387
        State income taxes                                                             10,283            5,744
        Other liabilities                                                              15,629              350
        Net unrealized gains on debt and equity securities available for sale          39,080           39,098

                                                                                    ---------        ---------
        Total deferred tax liabilities                                                497,860          518,579
                                                                                    ---------        ---------

        DEFERRED TAX ASSETS:

        Investments                                                                   (28,915)         (25,213)
        Contract holder reserves                                                     (122,691)        (158,112)
        Guaranty fund assessments                                                      (3,402)          (3,408)
        Deferred income                                                                 (5,604)         (3,801)
        Other assets                                                                   (1,068)          (7,446)
        Net operating loss carryforward                                                (5,430)              --
        Capital loss carryforward                                                     (22,321)         (20,565)
        Low income housing credit carryforward                                        (44,604)         (36,600)
        Partnership income/loss                                                        (6,293)         (20,878)

                                                                                    ---------        ---------
        Total deferred tax assets                                                    (240,328)        (276,023)
                                                                                    ---------        ---------

        Deferred income taxes                                                       $ 257,532        $ 242,556
                                                                                    =========        =========


      The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.   RELATED-PARTY MATTERS

      As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

      On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

      On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

      For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

      On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

      On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

      The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
      2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.   BUSINESS SEGMENTS

      The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2004:
          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    369,141        $         --       $    369,141
            Asset management fees                                     --              89,569             89,569
            Universal life insurance policy fees, net
              of reinsurance                                      33,899                  --             33,899
            Surrender charges                                     26,219                  --             26,219
            Other fees                                                --              15,753             15,753
                                                            ------------        ------------       ------------
          Total fee income                                       429,259             105,322            534,581

          Investment income                                      362,631                 963            363,594
          Net realized investment gains (losses)                 (24,100)                293            (23,807)
                                                            ------------        ------------       ------------

          Total revenues                                         767,790             106,578            874,368
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       220,668               2,081            222,749
          Amortization of bonus interest                          10,357                  --             10,357
          General and administrative expenses                     93,188              38,424            131,612
          Amortization of deferred acquisition costs
            and other deferred expenses                          126,142              31,508            157,650
          Annual commissions                                      64,323                  --             64,323
          Claims on universal life contracts,
            net of reinsurance recoveries                         17,420                  --             17,420
          Guaranteed benefits, net of reinsurance
            recoveries                                            58,756                  --             58,756
                                                            ------------        ------------       ------------

          Total benefits and expenses                            590,854              72,013            662,867
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $    176,936        $     34,565       $    211,501
                                                            ============        ============       ============

          Total assets                                      $ 31,323,462        $    217,155       $ 31,540,617
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $        132       $        132
                                                            ============        ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.   BUSINESS SEGMENTS (Continued)

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2003:

          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    281,359        $         --       $    281,359
            Asset management fees                                     --              66,663             66,663
            Universal life insurance policy fees, net
              of reinsurance                                      35,816                  --             35,816
            Surrender charges                                     27,733                  --             27,733
            Other fees                                                --              15,520             15,520
                                                            ------------        ------------       ------------
          Total fee income                                       344,908              82,183            427,091

          Investment income                                      398,304               4,619            402,923
          Net realized investment losses                         (30,354)                 --            (30,354)
                                                            ------------        ------------       ------------

          Total revenues                                         712,858              86,802            799,660
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       237,585               2,628            240,213
          Amortization of bonus interest                          19,776                  --             19,776
          General and administrative expenses                     83,013              36,080            119,093
          Amortization of deferred acquisition costs
            and other deferred expenses                          137,130              22,976            160,106
          Annual commissions                                      55,661                  --             55,661
          Claims on universal life contracts,
            net of reinsurance recoveries                         17,766                  --             17,766
          Guaranteed benefits, net of reinsurance
            recoveries                                            63,268                  --             63,268
                                                            ------------        ------------       ------------

          Total benefits and expenses                            614,199              61,684            675,883
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $     98,659        $     25,118       $    123,777
                                                            ============        ============       ============

          Total assets                                      $ 27,781,457        $    190,270       $ 27,971,727
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $      2,977       $      2,977
                                                            ============        ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.     BUSINESS SEGMENTS (Continued)

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2002:

          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    286,919        $         --       $    286,919
            Asset management fees                                     --              66,423             66,423
            Universal life insurance policy fees, net
              of reinsurance                                      36,253                  --             36,253
            Surrender charges                                     32,507                  --             32,507
            Other fees                                             3,304              18,596             21,900
                                                            ------------        ------------       ------------
          Total fee income                                       358,983              85,019            444,002

          Investment income                                      377,556               9,799            387,355
          Net realized investment losses                         (65,811)                 --            (65,811)
                                                            ------------        ------------       ------------

          Total revenues                                         670,728              94,818            765,546
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       234,261               3,868            238,129
          Amortization of bonus interest                          16,277                  --             16,277
          General and administrative expenses                     79,287              35,923            115,210
          Amortization of deferred acquisition costs
            and other deferred expenses                          171,583              50,901            222,484
          Annual commissions                                      58,389                  --             58,389
          Claims on universal life contracts,
            net of reinsurance recoveries                         15,716                  --             15,716
          Guaranteed benefits, net of reinsurance
            recoveries                                            67,492                  --             67,492
                                                            ------------        ------------       ------------

          Total benefits and expenses                            643,005              90,692            733,697
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $     27,723        $      4,126       $     31,849
                                                            ============        ============       ============

          Total assets                                      $ 23,538,832        $    214,157       $ 23,752,989
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $      7,297       $      7,297
                                                            ============        ============       ============

                          VARIABLE ANNUITY ACCOUNT FOUR
                          -----------------------------
                                       OF
                                       --
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      -------------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                DECEMBER 31, 2004
                                -----------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Four

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Four, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at December 31, 2004, the results of each of their operations for the year ended, and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Los Angeles, California
March 31, 2005

                          VARIABLE ANNUITY ACCOUNT FOUR

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm . ..................     1
Statement of Assets and Liabilities ........................................     2
Schedule of Portfolio Investments ..........................................    11
Statement of Operations ....................................................    12
Statement of Changes in Net Assets .........................................    21
Notes to Financial Statements ..............................................    39

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                       Government                                                       Government
                               Asset       Capital       and                       Natural       Asset       Capital       and
                            Allocation   Appreciation Quality Bond   Growth       Resources   Allocation  Appreciation Quality Bond
                             Portfolio    Portfolio    Portfolio    Portfolio     Portfolio   Portfolio     Portfolio   Portfolio
                             (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 2)    (Class 2)    (Class 2)
                           ------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------
Assets:
 Investments in Anchor
  Series Trust (Class
  1 or 2), at net
  asset value              $ 41,559,410  $ 55,443,741 $ 31,800,648 $ 26,796,316 $ 10,649,075 $ 14,632,435 $ 10,263,297 $ 16,527,943
 Investments in
  SunAmerica Series
  Trust (Class 1, 2 or
  3), at net asset
  value                               0             0            0            0            0            0            0            0
 Investments in Van
  Kampen Life Investment
  Trust (Class II), at
  net asset value                     0             0            0            0            0            0            0            0
 Investments in American
  Funds Insurance Series
  (Class 2), at net asset
  value                               0             0            0            0            0            0            0            0
 Investments in Lord
  Abbett Series Fund,
  Inc. (Class VC), at
  net asset value                     0             0            0            0            0            0            0            0

 Receivable from AIG
  SunAmerica Life
  Assurance Company                   0         4,500            0            0            0            0          180            0
                           ------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------

Total Assets:              $ 41,559,410  $ 55,448,241 $ 31,800,648 $ 26,796,316 $ 10,649,075 $ 14,632,435 $ 10,263,477 $ 16,527,943

Liabilities:
 Payable to AIG
 SunAmerica Life
 Assurance Company                    0             0            0            0            0            0            0            0
                           ------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------

                           $ 41,559,410  $ 55,448,241 $ 31,800,648 $ 26,796,316 $ 10,649,075 $ 14,632,435 $ 10,263,477 $ 16,527,943
                           ============  ============ ============ ============ ============ ============ ============ ============
Net assets:

  Accumulation units       $ 40,980,473  $ 55,252,381 $ 31,715,014 $ 26,345,939 $ 10,636,264 $ 14,632,435 $ 10,263,477 $ 16,527,943

  Contracts in payout
   (annuitization)
   period                       578,937       195,860       85,634      450,377       12,811            0            0            0
                           ------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------

       Total net assets    $ 41,559,410  $ 55,448,241 $ 31,800,648 $ 26,796,316 $ 10,649,075 $ 14,632,435 $ 10,263,477 $ 16,527,943
                           ============  ============ ============ ============ ============ ============ ============ ============

Accumulation units
 outstanding                  1,861,480     1,536,165    1,874,357      919,611      388,575      658,798      285,416      979,588
                           ============  ============ ============ ============ ============ ============ ============ ============

Contracts With Total
 Expenses of 1.52%:
  Net Assets               $ 41,339,870  $ 53,822,666 $ 30,922,480 $ 26,454,640 $ 10,606,392 $ 14,045,357 $  9,001,891 $ 14,646,652
  Accumulation units
   outstanding                1,851,557     1,490,686    1,822,095      907,773      387,002      632,174      250,087      867,319
  Unit value of
   accumulation units      $      22.33  $      36.11 $      16.97 $      29.14 $      27.41 $      22.22 $      36.00 $      16.89
Contracts With Total
 Expenses of 1.77%:
  Net Assets               $    219,540  $  1,625,575 $    878,168 $    341,676 $     42,683 $    587,078 $  1,261,586 $  1,881,291
  Accumulation units
   outstanding                    9,923        45,479       52,262       11,838        1,573       26,624       35,329      112,269
  Unit value of
   accumulation units      $      22.12  $      35.74 $      16.80 $      28.86 $      27.13 $      22.05 $      35.71 $      16.76

                See Accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                  (continued)

                                                                                                                           Davis
                                            Natural    Aggressive    Alliance     Blue Chip     Cash        Corporate     Venture
                               Growth      Resources     Growth       Growth       Growth     Management      Bond         Value
                              Portfolio    Portfolio   Portfolio     Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                              (Class 2)    (Class 2)   (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)
                             -----------  ----------- ------------  -----------  ----------- ------------ ------------  ------------
Assets:
 Investments in Anchor
  Series Trust
  (Class 1 or 2),
  at net asset value         $ 4,932,972  $ 3,127,327 $          0  $         0  $         0 $          0 $          0  $          0
 Investments in SunAmerica
  Series Trust
  (Class 1, 2 or 3),
  at net asset value                   0            0   13,592,414   47,943,832    2,211,082   16,240,073   18,199,364    99,875,452
 Investments in Van Kampen
  Life Investment Trust
  (Class II),
  at net asset value                   0            0            0            0            0            0            0             0
 Investments in American
  Funds Insurance Series
  (Class 2),
  at net asset value                   0            0            0            0            0            0            0             0
 Investments in Lord
  Abbett Series Fund,
  Inc. (Class VC),
  at net asset value                   0            0            0            0            0            0            0             0
 Receivable from AIG
  SunAmerica Life
  Assurance Company                    0            0            0            0            0            0            0             0
                             -----------  ----------- ------------  -----------  ----------- ------------ ------------  ------------

Total Assets:                $ 4,932,972  $ 3,127,327 $ 13,592,414  $47,943,832  $ 2,211,082 $ 16,240,073 $ 18,199,364  $ 99,875,452

Liabilities:
 Payable to AIG SunAmerica
  Life Assurance Company               0            0            0            0            0            0            0             0
                             -----------  ----------- ------------  -----------  ----------- ------------ ------------  ------------

                             $ 4,932,972  $ 3,127,327 $ 13,592,414  $47,943,832  $ 2,211,082 $ 16,240,073 $ 18,199,364  $ 99,875,452
                             ===========  =========== ============  ===========  =========== ============ ============  ============
Net assets:

 Accumulation units          $ 4,932,972  $ 3,127,327 $ 13,504,822  $47,397,867  $ 2,211,082 $ 16,184,636 $ 18,082,998  $ 99,452,798

 Contracts in payout
  (annuitization) period               0            0       87,592      545,965            0       55,437      116,366       422,654
                             -----------  ----------- ------------  -----------  ----------- ------------ ------------  ------------

  Total net assets           $ 4,932,972  $ 3,127,327 $ 13,592,414  $47,943,832  $ 2,211,082 $ 16,240,073 $ 18,199,364  $ 99,875,452
                             ===========  =========== ============  ===========  =========== ============ ============  ============

Accumulation units
  outstanding                    170,069      114,550      922,711    1,648,690      369,387    1,265,726    1,061,322     3,166,140
                             ===========  =========== ============  ===========  =========== ============ ============  ============

Contracts With Total
  Expenses of 1.52%:
 Net Assets                  $ 4,255,313  $ 2,847,728 $ 13,526,672  $47,577,778  $ 1,842,892 $ 15,616,120 $ 17,639,450  $ 98,893,988
 Accumulation units
  outstanding                    146,540      104,211      918,204    1,635,976      307,355    1,216,652    1,028,350     3,134,711
 Unit value of
  accumulation units         $     29.04  $     27.33 $      14.73  $     29.08  $      6.00 $      12.84 $      17.15  $      31.55
Contracts With Total
  Expenses of 1.77%:
 Net Assets                  $   677,659  $   279,599 $     65,742  $   366,054  $   368,190 $    623,953 $    559,914  $    981,464
 Accumulation units
  outstanding                     23,529       10,339        4,507       12,714       62,032       49,074       32,972        31,429
 Unit value of accumulation
  units                      $     28.80  $     27.04 $      14.59  $     28.79  $      5.94 $      12.71 $      16.98  $      31.23

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                  (continued)

                                           Federated                              Goldman
                              "Dogs" of    American      Global       Global       Sachs       Growth-      Growth       High-Yield
                             Wall Street   Leaders        Bond       Equities    Research      Income    Opportunities      Bond
                              Portfolio   Portfolio     Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                              (Class 1)   (Class 1)     (Class 1)   (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)
                             ----------- ------------  ----------- ------------ ----------- ------------ -------------  ------------
Assets:
 Investments in Anchor
  Series Trust
  (Class 1 or 2),
  at net asset value         $         0 $          0  $         0 $          0 $         0 $          0 $           0  $          0
 Investments in SunAmerica
  Series Trust
  (Class 1, 2 or 3),
  at net asset value           6,490,904   17,949,823    5,119,933   10,431,085   1,383,247   59,506,544       816,797    18,293,900
 Investments in Van Kampen
  Life Investment Trust
  (Class II),
  at net asset value                   0            0            0            0           0            0             0             0
 Investments in American
  Funds Insurance Series
  (Class 2),
  at net asset value                   0            0            0            0           0            0             0             0
 Investments in Lord
  Abbett Series Fund,
  Inc. (Class VC),
  at net asset value                   0            0            0            0           0            0             0             0
 Receivable from AIG
  SunAmerica Life
  Assurance Company                    0            0            0            0           0            0           300             0
                             ----------- ------------  ----------- ------------ ----------- ------------ -------------  ------------

Total Assets:                $ 6,490,904 $ 17,949,823  $ 5,119,933 $ 10,431,085 $ 1,383,247 $ 59,506,544 $     817,097  $ 18,293,900

Liabilities:
 Payable to AIG SunAmerica
  Life Assurance Company               0            0            0          450           0            0             0             0
                             ----------- ------------  ----------- ------------ ----------- ------------ -------------  ------------

                             $ 6,490,904 $ 17,949,823  $ 5,119,933 $ 10,430,635 $ 1,383,247 $ 59,506,544 $     817,097  $ 18,293,900
                             =========== ============  =========== ============ =========== ============ =============  ============
Net assets:

 Accumulation units          $ 6,481,558 $ 17,882,215  $ 5,114,100 $ 10,377,898 $ 1,383,247 $ 58,888,507 $     817,097  $ 18,293,659

 Contracts in payout
  (annuitization) period           9,346       67,608        5,833       52,737           0      618,037             0           241
                             ----------- ------------  ----------- ------------ ----------- ------------ -------------  ------------

  Total net assets           $ 6,490,904 $ 17,949,823  $ 5,119,933 $ 10,430,635 $ 1,383,247 $ 59,506,544 $     817,097  $ 18,293,900
                             =========== ============  =========== ============ =========== ============ =============  ============

Accumulation units
  outstanding                    570,222    1,019,847      299,647      603,511     198,382    2,099,731       170,777     1,051,574
                             =========== ============  =========== ============ =========== ============ =============  ============

Contracts With Total
  Expenses of 1.52%:
 Net Assets                  $ 6,387,772 $ 17,708,796  $ 5,083,147 $ 10,344,300 $ 1,341,393 $ 59,174,384 $     800,151  $ 18,074,644
 Accumulation units
  outstanding                    561,071    1,006,014      297,473      598,465     192,318    2,087,895       167,203     1,038,865
 Unit value of
  accumulation units         $     11.38 $      17.60  $     17.09 $      17.28 $      6.97 $      28.34 $        4.79  $      17.40
Contracts With Total
  Expenses of 1.77%:
 Net Assets                  $   103,132 $    241,027  $    36,786 $     86,335 $    41,854 $    332,160 $      16,946  $    219,256
 Accumulation units
  outstanding                      9,151       13,833        2,174        5,046       6,064       11,836         3,574        12,709
 Unit value of accumulation
  units                      $     11.27 $      17.42  $     16.92 $      17.11 $      6.90 $      28.06 $        4.74  $      17.25

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                  (continued)

                                                                          MFS
                             International International             Massachusetts     MFS          MFS       Putnam
                              Diversified   Growth and     Marsico     Investors     Mid-Cap       Total      Growth:    SunAmerica
                                Equities      Income       Growth        Trust        Growth      Return      Voyager     Balanced
                               Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                               (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)   (Class 1)    (Class 1)
                             ------------- ------------- ----------- ------------- ----------- ------------ ----------- ------------
Assets:
 Investments in Anchor
  Series Trust
  (Class 1 or 2),
  at net asset value         $           0 $           0 $         0 $           0 $         0 $          0 $         0 $          0
 Investments in SunAmerica
  Series Trust
  (Class 1, 2 or 3),
  at net asset value            21,579,726     9,962,436   1,322,963     5,666,811   7,137,248    9,624,359   1,831,283   23,966,709
 Investments in Van Kampen
  Life Investment Trust
  (Class II),
  at net asset value                     0             0           0             0           0            0           0            0
 Investments in American
  Funds Insurance Series
  (Class 2),
  at net asset value                     0             0           0             0           0            0           0            0
 Investments in Lord
  Abbett Series Fund,
  Inc. (Class VC),
  at net asset value                     0             0           0             0           0            0           0            0
 Receivable from AIG
  SunAmerica Life
  Assurance Company                      0             0           0             0           0            0           0            0
                             ------------- ------------- ----------- ------------- ----------- ------------ ----------- ------------

Total Assets:                $  21,579,726 $   9,962,436 $ 1,322,963 $   5,666,811 $ 7,137,248 $  9,624,359 $ 1,831,283 $ 23,966,709

Liabilities:
 Payable to AIG SunAmerica
  Life Assurance Company                 0             0           0             0           0            0           0            0
                             ------------- ------------- ----------- ------------- ----------- ------------ ----------- ------------

                             $  21,579,726 $   9,962,436 $ 1,322,963 $   5,666,811 $ 7,137,248 $  9,624,359 $ 1,831,283 $ 23,966,709
                             ============= ============= =========== ============= =========== ============ =========== ============
Net assets:

 Accumulation units          $  21,465,647 $   9,962,436 $ 1,322,963 $   5,666,811 $ 7,137,248 $  9,624,359 $ 1,831,283 $ 23,771,914

 Contracts in payout
  (annuitization) period           114,079             0           0             0           0            0           0      194,795
                             ------------- ------------- ----------- ------------- ----------- ------------ ----------- ------------

  Total net assets           $  21,579,726 $   9,962,436 $ 1,322,963 $   5,666,811 $ 7,137,248 $  9,624,359 $ 1,831,283 $ 23,966,709
                             ============= ============= =========== ============= =========== ============ =========== ============

Accumulation units
  outstanding                    2,019,527       741,887     126,389       285,397     673,222      383,733     104,867    1,601,676
                             ============= ============= =========== ============= =========== ============ =========== ============

Contracts With Total
  Expenses of 1.52%:
 Net Assets                  $  21,572,042 $   9,814,517 $ 1,322,963 $   5,450,302 $ 6,809,715 $  8,903,439 $ 1,725,867 $ 23,839,060
 Accumulation units
  outstanding                    2,018,801       730,761     126,389       274,390     642,027      354,737      98,773    1,593,062
 Unit value of
  accumulation units         $       10.69 $       13.43 $     10.47 $       19.86 $     10.61 $      25.10 $     17.47 $      14.96
Contracts With Total
  Expenses of 1.77%:
 Net Assets                  $       7,684 $     147,919 $         - $     216,509 $   327,533 $    720,920 $   105,416 $    127,649
 Accumulation units
  outstanding                          726        11,126           -        11,007      31,195       28,996       6,094        8,614
 Unit value of accumulation
  units                      $       10.58 $       13.29 $         - $       19.67 $     10.50 $      24.86 $     17.30 $      14.82

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                  (continued)

                                           Telecom     Worldwide    Aggressive     Alliance     Blue Chip      Cash       Corporate
                             Technology    Utility    High Income     Growth         Growth       Growth     Management     Bond
                             Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                             (Class 1)    (Class 1)    (Class 1)     (Class 2)     (Class 2)    (Class 2)    (Class 2)    (Class 2)
                            -----------  -----------  -----------   -----------   -----------  -----------  -----------  -----------
Assets:
 Investments in Anchor
  Series Trust
  (Class 1 or 2),
  at net asset value        $         0  $         0  $         0   $         0   $         0  $         0  $         0  $         0
 Investments in SunAmerica
  Series Trust
  (Class 1, 2 or 3),
  at net asset value          1,279,431    4,724,402    4,253,902       964,497     5,868,617    2,031,020    4,710,091    8,908,234
 Investments in Van Kampen
  Life Investment Trust
  (Class II),
  at net asset value                  0            0            0             0             0            0            0            0
 Investments in American
  Funds Insurance Series
  (Class 2),
  at net asset value                  0            0            0             0             0            0            0            0
 Investments in Lord
  Abbett Series Fund,
  Inc. (Class VC),
  at net asset value                  0            0            0             0             0            0            0            0
 Receivable from AIG
  SunAmerica Life
  Assurance Company                   0            0            0             0             0            0        1,200            0
                            -----------  -----------  -----------   -----------   -----------  -----------  -----------  -----------

Total Assets:               $ 1,279,431  $ 4,724,402  $ 4,253,902   $   964,497   $ 5,868,617  $ 2,031,020  $ 4,711,291  $ 8,908,234

Liabilities:
 Payable to AIG SunAmerica
  Life Assurance Company              0            0           35             0             0            0            0            0
                            -----------  -----------  -----------   -----------   -----------  -----------  -----------  -----------

                            $ 1,279,431  $ 4,724,402  $ 4,253,867   $   964,497   $ 5,868,617  $ 2,031,020  $ 4,711,291  $ 8,908,234
                            ===========  ===========  ===========   ===========   ===========  ===========  ===========  ===========
Net assets:

 Accumulation units         $ 1,279,431  $ 4,677,469  $ 4,242,374   $   964,497   $ 5,868,617  $ 2,031,020  $ 4,711,291  $ 8,908,234

 Contracts in payout
  (annuitization) period              0       46,933       11,493             0             0            0            0            0
                            -----------  -----------  -----------   -----------   -----------  -----------  -----------  -----------

  Total net assets          $ 1,279,431  $ 4,724,402  $ 4,253,867   $   964,497   $ 5,868,617  $ 2,031,020  $ 4,711,291  $ 8,908,234
                            ===========  ===========  ===========   ===========   ===========  ===========  ===========  ===========

Accumulation units
  outstanding                   521,200      406,629      226,819        65,953       203,970      340,068      368,914      522,137
                            ===========  ===========  ===========   ===========   ===========  ===========  ===========  ===========

Contracts With Total
  Expenses of 1.52%:
 Net Assets                 $ 1,267,041  $ 4,721,708  $ 4,239,900   $   810,151   $ 5,046,284  $ 1,732,200  $ 4,475,503  $ 8,009,352
 Accumulation units
  outstanding                   516,107      406,395      226,068        55,327       175,154      289,679      350,330      469,027
 Unit value of
  accumulation units        $      2.45  $     11.62  $     18.75   $     14.64   $     28.81  $      5.98  $     12.78  $     17.08
Contracts With Total
  Expenses of 1.77%:
 Net Assets                 $    12,390  $     2,694  $    13,967   $   154,346   $   822,333  $   298,820  $   235,788  $   898,882
 Accumulation units
  outstanding                     5,093          234          751        10,626        28,816       50,389       18,584       53,110
 Unit value of accumulation
  units                     $      2.43  $     11.51  $     18.60   $     14.53   $     28.54  $      5.93  $     12.69  $     16.92

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                  (continued)

                              Davis      "Dogs" of      Federated        Global     Global  Goldman Sachs   Growth-       Growth
                          Venture Value Wall Street American Leaders      Bond     Equities    Research      Income   Opportunities
                            Portfolio    Portfolio      Portfolio      Portfolio  Portfolio   Portfolio    Portfolio    Portfolio
                            (Class 2)    (Class 2)      (Class 2)      (Class 2)  (Class 2)   (Class 2)    (Class 2)    (Class 2)
                          ------------- ----------- ----------------  ----------- --------- ------------- ----------- -------------
Assets:
 Investments in
  Anchor Series Trust
  (Class 1 or 2),
   at net asset value     $           0 $         0 $              0  $         0 $       0 $           0 $         0 $           0
 Investments in
  SunAmerica Series
  Trust (Class 1, 2
  or 3), at net asset
    value                    19,815,020   2,652,515        3,289,363    2,196,496   989,595       764,980   6,791,085       797,141
 Investments in Van
  Kampen Life
  Investment Trust
  (Class II), at net
    asset value                       0           0                0            0         0             0           0             0
 Investments in American
  Funds Insurance Series
  (Class 2), at net asset
    value                             0           0                0            0         0             0           0             0
 Investments in Lord
 Abbett Series Fund, Inc.
  (Class VC), at net
    asset value                       0           0                0            0         0             0           0             0
 Receivable from AIG
  SunAmerica Life
  Assurance Company                   0           0                0            0         0             0           0             0
                          ------------- ----------- ----------------  ----------- --------- ------------- ----------- -------------

Total Assets:             $  19,815,020 $ 2,652,515 $      3,289,363  $ 2,196,496 $ 989,595 $     764,980 $ 6,791,085 $     797,141

Liabilities:
 Payable to AIG
  SunAmerica Life
  Assurance Company                   0           0                0            0         0             0           0             0
                          ------------- ----------- ----------------  ----------- --------- ------------- ----------- -------------

                          $  19,815,020 $ 2,652,515 $      3,289,363  $ 2,196,496 $ 989,595 $     764,980 $ 6,791,085 $     797,141
                          ============= =========== ================  =========== ========= ============= =========== ==============
Net assets:

 Accumulation units       $  19,815,020 $ 2,652,515 $      3,289,363  $ 2,196,496 $ 989,595 $     764,980 $ 6,791,085 $     797,141

 Contracts in payout
  (annuitization) period              0           0                0            0         0             0           0             0
                          ------------- ----------- ----------------  ----------- --------- ------------- ----------- -------------

      Total net assets    $  19,815,020 $ 2,652,515 $      3,289,363  $ 2,196,496 $ 989,595 $     764,980 $ 6,791,085 $     797,141
                          ============= =========== ================  =========== ========= ============= =========== =============

Accumulation units
 outstanding                    632,399     233,945          188,035      129,368    57,534       110,266     241,324       167,497
                          ============= =========== ================  =========== ========= ============= =========== =============

Contracts With Total
 Expenses of 1.52%:
 Net Assets               $  17,767,192 $ 2,413,602 $      2,553,368  $ 1,963,793 $ 963,973 $     682,951 $ 6,051,814 $     583,692
 Accumulation units
  outstanding                   566,528     212,687          145,709      115,557    56,031        98,361     214,870       122,336
 Unit value of
  accumulation units      $       31.36 $     11.35 $          17.52  $     16.99 $   17.20 $        6.94 $     28.17 $        4.77
Contracts With Total
 Expenses of 1.77%:
 Net Assets               $   2,047,828 $   238,913 $        735,995  $   232,703 $  25,622 $      82,029 $   739,271 $     213,449
 Accumulation units
  outstanding                    65,871      21,258           42,326       13,811     1,503        11,905      26,454        45,161
 Unit value of
  accumulation units      $       31.09 $     11.24 $          17.39  $     16.85 $   17.05 $        6.89 $     27.95 $        4.73

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (Continued)

                                       International International        MFS
                            High-Yield  Diversified      Growth      Massachusetts MFS Mid-Cap      Putnam     SunAmerica
                               Bond       Equities     and Income  Investors Trust    Growth   Growth: Voyager  Balanced  Technology
                             Portfolio   Portfolio     Portfolio       Portfolio    Portfolio     Portfolio     Portfolio Portfolio
                             (Class 2)   (Class 2)     (Class 2)       (Class 2)    (Class 2)     (Class 2)     (Class 2) (Class 2)
                           ----------- ------------- ------------- --------------- ----------- --------------- ---------- ----------
Assets:
 Investments in Anchor
  Series Trust
  (Class 1 or 2),
     at net asset value    $         0  $         0   $         0  $             0 $         0 $             0 $        0 $        0
 Investments in SunAmerica
  Series Trust
  (Class 1, 2 or 3),
     at net asset value      5,438,765    3,295,231     3,536,280        3,347,593   3,672,275         476,384  5,215,881    506,180
 Investments in Van
  Kampen Life
  Investment Trust
   (Class II),
     at net asset value              0            0             0                0           0               0          0          0
 Investments in American
  Funds
 Insurance Series
  (Class 2),
     at net asset value              0            0             0                0           0               0          0          0
 Investments in Lord
  Abbett Series Fund, Inc.
  (Class VC),
     at net asset value              0            0             0                0           0               0          0          0

 Receivable from AIG
  SunAmerica
  Life Assurance Company             0            0           100                0           0               0          0          0
                           -----------  -----------   -----------  --------------- ----------- --------------- ---------- ----------

Total Assets:              $ 5,438,765  $ 3,295,231   $ 3,536,380  $     3,347,593 $ 3,672,275 $       476,384 $5,215,881 $  506,180

Liabilities:
 Payable to AIG SunAmerica
  Life Assurance Company             0            0             0                0           0               0          0          0
                           -----------  -----------   -----------  --------------- ----------- --------------- ---------- ----------

                           $ 5,438,765  $ 3,295,231   $ 3,536,380  $     3,347,593 $ 3,672,275 $       476,384 $5,215,881 $  506,180
                           ===========  ===========   ===========  =============== =========== =============== ========== ==========
Net assets:

 Accumulation units        $ 5,438,765  $ 3,295,231   $ 3,536,380  $     3,347,593 $ 3,672,275 $       476,384 $5,215,881 $  506,180

 Contracts in payout
  (annuitization) period             0            0             0                0           0               0          0          0
                           -----------  -----------   -----------  --------------- ----------- --------------- ---------- ----------

      Total net assets     $ 5,438,765  $ 3,295,231   $ 3,536,380  $     3,347,593 $ 3,672,275 $       476,384 $5,215,881 $  506,180
                           ===========  ===========   ===========  =============== =========== =============== ========== ==========

Accumulation units
 outstanding                   314,348      309,882       264,321          169,321     348,528          27,482    350,674    207,528
                           ===========  ===========   ===========  =============== =========== =============== ========== ==========

Contracts With Total
   Expenses of 1.52%:
 Net Assets                $ 4,886,500  $ 3,022,767   $ 3,324,762  $     2,999,885 $ 3,174,838 $       352,701 $4,904,568 $  392,594
 Accumulation units
  outstanding                  282,185      284,050       248,393          151,605     300,968          20,307    329,596    160,731
 Unit value of
  accumulation units       $     17.32  $     10.64   $     13.39  $         19.79 $     10.55 $         17.37 $    14.88 $     2.44
Contracts With Total
   Expenses of 1.77%:
 Net Assets                $   552,265  $   272,464   $   211,618  $       347,708 $   497,437 $       123,683 $  311,313 $  113,586
 Accumulation units
  outstanding                   32,163       25,832        15,928           17,716      47,560           7,175     21,078     46,797
 Unit value of
  accumulation units       $     17.17  $     10.55   $     13.29  $         19.63 $     10.46 $         17.24 $    14.77 $     2.43


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                  (continued)

                                     Telecom    Worldwide    Foreign    Marsico   MFS Total   Small & Mid               Emerging
                                     Utility   High Income    Value     Growth     Return      Cap Value    Comstock     Growth
                                    Portfolio   Portfolio   Portfolio  Portfolio  Portfolio    Portfolio    Portfolio   Portfolio
                                    (Class 2)   (Class 2)   (Class 3)  (Class 3)  (Class 3)    (Class 3)   (Class II)  (Class II)
                                   ----------- ----------- ----------- --------- ----------- ------------ ------------ ----------
Assets:
 Investments in Anchor Series
  Trust (Class 1 or 2),at net
   asset value                     $         0 $         0 $         0 $       0 $         0 $          0 $          0 $        0
 Investments in SunAmerica Series
  Trust (Class 1, 2 or 3),at net
   asset value                       1,369,218     705,583   7,783,823   993,766   3,481,876   11,024,742            0          0
 Investments in Van Kampen Life
  Investment Trust (Class II),at
    net asset value                          0           0           0         0           0            0   10,623,196  1,812,632
 Investments in American Funds
  Insurance Series (Class 2),at
   net asset value                           0           0           0         0           0            0            0          0
 Investments in Lord Abbett
  Series Fund, Inc. (Class VC),at
    net asset value                          0           0           0         0           0            0            0          0

 Receivable from AIG SunAmerica
  Life Assurance Company                     0           0           0         0           0            0            0          0
                                   ----------- ----------- ----------- --------- ----------- ------------ ------------ ----------

Total Assets:                      $ 1,369,218 $   705,583 $ 7,783,823 $ 993,766 $ 3,481,876 $ 11,024,742 $ 10,623,196 $1,812,632

Liabilities:
 Payable to AIG SunAmerica Life
   Assurance Company                         0           0           0         0           0            0            0          0
                                   ----------- ----------- ----------- --------- ----------- ------------ ------------ ----------

                                   $ 1,369,218 $   705,583 $ 7,783,823 $ 993,766 $ 3,481,876 $ 11,024,742 $ 10,623,196 $1,812,632
                                   =========== =========== =========== ========= =========== ============ ============ ==========
Net assets:

 Accumulation units                $ 1,369,218 $   705,583 $ 7,783,823 $ 993,766 $ 3,481,876 $ 11,024,742 $ 10,623,196 $1,812,632

 Contracts in payout
   (annuitization) period                    0           0           0         0           0            0            0          0
                                   ----------- ----------- ----------- --------- ----------- ------------ ------------ ----------

      Total net assets             $ 1,369,218 $   705,583 $ 7,783,823 $ 993,766 $ 3,481,876 $ 11,024,742 $ 10,623,196 $1,812,632
                                   =========== =========== =========== ========= =========== ============ ============ ==========

Accumulation units outstanding         118,357      37,853     529,583    95,736     139,747      699,209      881,182    200,408
                                   =========== =========== =========== ========= =========== ============ ============ ==========
Contracts With Total Expenses of
 1.52%:
 Net Assets                        $ 1,308,626 $   619,220 $ 7,495,518 $ 821,766 $ 3,150,517 $ 10,725,160 $  9,593,796 $1,596,516
 Accumulation units outstanding        113,090      33,185     509,839    79,068     126,365      680,077      795,254    176,263
 Unit value of accumulation units  $     11.57 $     18.66 $     14.70 $   10.39 $     24.93 $      15.77 $      12.06 $     9.06
Contracts With Total Expenses of
 1.77%:
 Net Assets                        $    60,592 $    86,363 $   288,305 $ 172,000 $   331,359 $    299,582 $  1,029,400 $  216,116
 Accumulation units outstanding          5,267       4,668      19,744    16,668      13,382       19,132       85,928     24,145
 Unit value of accumulation units  $     11.50 $     18.50 $     14.60 $   10.32 $     24.76 $      15.66 $      11.98 $     8.95

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (continued)

                                                               Growth and       Global                     Growth-        Growth
                                                                 Income         Growth        Growth       Income       and Income
                                                                Portfolio        Fund          Fund         Fund        Portfolio
                                                               (Class II)     (Class 2)     (Class 2)     (Class 2)     (Class VC)
                                                              -----------   ------------  ------------  ------------  ------------
Assets:
 Investments in Anchor Series Trust (Class 1 or 2),
     at net asset value                                       $         0   $          0  $          0  $          0  $          0
 Investments in SunAmerica Series Trust (Class 1, 2 or 3),
     at net asset value                                                 0              0             0             0             0
 Investments in Van Kampen Life Investment Trust (Class II),
     at net asset value                                         7,024,439              0             0             0             0
 Investments in American Funds Insurance Series (Class 2),
     at net asset value                                                 0     13,310,053    20,191,680    34,793,668             0
 Investments in Lord Abbett Series Fund, Inc. (Class VC),
     at net asset value                                                 0              0             0             0    10,699,012

 Receivable from AIG SunAmerica Life Assurance Company                  0              0             0             0             0
                                                              -----------   ------------  ------------  ------------  ------------

Total Assets:                                                 $ 7,024,439   $ 13,310,053  $ 20,191,680  $ 34,793,668  $ 10,699,012

Liabilities:
 Payable to AIG SunAmerica Life Assurance Company                       0              0             0             0             0
                                                              -----------   ------------  ------------  ------------  ------------

                                                              $ 7,024,439   $ 13,310,053  $ 20,191,680  $ 34,793,668  $ 10,699,012
                                                              ===========   ============  ============  ============  ============
Net assets:

 Accumulation units                                           $ 7,024,439   $ 13,310,053  $ 20,191,680  $ 34,793,668  $ 10,699,012

 Contracts in payout (annuitization) period                             0              0             0             0             0
                                                              -----------   ------------  ------------  ------------  ------------

      Total net assets                                        $ 7,024,439   $ 13,310,053  $ 20,191,680  $ 34,793,668  $ 10,699,012
                                                              ===========   ============  ============  ============  ============

Accumulation units outstanding                                    561,235        816,302     1,242,872     2,255,048       913,724
                                                              ===========   ============  ============  ============  ============

Contracts With Total Expenses of 1.52%:
 Net Assets                                                   $ 6,746,968   $ 12,683,060  $ 18,714,671  $ 32,727,700  $ 10,192,864
 Accumulation units outstanding                                   538,902        777,623     1,151,482     2,120,396       870,184
 Unit value of accumulation units                             $     12.52   $      16.31  $      16.25  $      15.43  $      11.71
Contracts With Total Expenses of 1.77%:
 Net Assets                                                   $   277,471   $    626,993  $  1,477,009  $  2,065,968  $    506,148
 Accumulation units outstanding                                    22,333         38,679        91,390       134,652        43,540
 Unit value of accumulation units                             $     12.42   $      16.21  $      16.16  $      15.34  $      11.62

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004

                                                                            Net Asset Value       Net Asset
Variable Accounts                                               Shares         Per Share            Value                 Cost
------------------                                            ---------     ---------------     ------------          ------------
ANCHOR SERIES TRUST:
  Asset Allocation Portfolio (Class 1)                        2,822,690             $ 14.72     $ 41,559,410          $ 39,260,863
  Capital Appreciation Portfolio (Class 1)                    1,677,667               33.05       55,443,741            42,738,386
  Government and Quality Bond Portfolio (Class 1)             2,122,853               14.98       31,800,648            31,814,255
  Growth Portfolio (Class 1)                                    972,338               27.56       26,796,316            28,289,606
  Natural Resources Portfolio (Class 1)                         339,414               31.37       10,649,075             7,497,422
  Asset Allocation Portfolio (Class 2)                          995,204               14.70       14,632,435            12,822,782
  Capital Appreciation Portfolio (Class 2)                      312,128               32.88       10,263,297             8,290,511
  Government and Quality Bond Portfolio (Class 2)             1,103,931               14.97       16,527,943            16,925,545
  Growth Portfolio (Class 2)                                    179,121               27.54        4,932,972             4,061,184
  Natural Resources Portfolio (Class 2)                          99,827               31.33        3,127,327             2,347,636

SUNAMERICA SERIES TRUST:
  Aggressive Growth Portfolio (Class 1)                       1,333,936             $ 10.19     $ 13,592,414          $ 10,349,378
  Alliance Growth Portfolio (Class 1)                         2,540,500               18.87       47,943,832            61,951,914
  Blue Chip Growth Portfolio (Class 1)                          345,028                6.41        2,211,082             1,985,856
  Cash Management Portfolio (Class 1)                         1,520,778               10.68       16,240,073            16,289,294
  Corporate Bond Portfolio (Class 1)                          1,522,076               11.96       18,199,364            17,432,342
  Davis Venture Value Portfolio (Class 1)                     3,824,044               26.12       99,875,452            89,684,483
  "Dogs" of Wall Street Portfolio (Class 1)                     606,369               10.70        6,490,904             5,642,578
  Federated American Leaders Portfolio (Class 1)              1,099,192               16.33       17,949,823            16,256,230
  Global Bond Portfolio (Class 1)                               441,261               11.60        5,119,933             4,884,311
  Global Equities Portfolio (Class 1)                           904,274               11.54       10,431,085             8,117,410
  Goldman Sachs Research Portfolio (Class 1)                    186,053                7.43        1,383,247             1,218,197
  Growth-Income Portfolio (Class 1)                           2,490,869               23.89       59,506,544            62,215,070
  Growth Opportunities Portfolio (Class 1)                      160,492                5.09          816,797               737,565
  High-Yield Bond Portfolio (Class 1)                         2,524,908                7.25       18,293,900            16,372,324
  International Diversified Equities Portfolio (Class 1)      2,751,705                7.84       21,579,726            17,327,035
  International Growth and Income Portfolio (Class 1)           832,853               11.96        9,962,436             8,518,268
  Marsico Growth Portfolio (Class 1)                            119,379               11.08        1,322,963             1,156,424
  MFS Massachusetts Investors Trust Portfolio (Class 1)         489,022               11.59        5,666,811             4,389,945
  MFS Mid-Cap Growth Portfolio (Class 1)                        787,188                9.07        7,137,248             5,315,850
  MFS Total Return Portfolio (Class 1)                          542,760               17.73        9,624,359             8,852,325
  Putnam Growth: Voyager Portfolio (Class 1)                    125,200               14.63        1,831,283             1,644,772
  SunAmerica Balanced Portfolio (Class 1)                     1,712,376               14.00       23,966,709            27,025,602
  Technology Portfolio (Class 1)                                487,020                2.63        1,279,431             1,032,469
  Telecom Utility Portfolio (Class 1)                           540,188                8.75        4,724,402             5,440,728
  Worldwide High Income Portfolio (Class 1)                     554,497                7.67        4,253,902             4,349,294
  Aggressive Growth Portfolio (Class 2)                          94,955               10.16          964,497               783,557
  Alliance Growth Portfolio (Class 2)                           311,276               18.85        5,868,617             5,302,377
  Blue Chip Growth Portfolio (Class 2)                          317,110                6.40        2,031,020             1,794,847
  Cash Management Portfolio (Class 2)                           441,724               10.66        4,710,091             4,715,700
  Corporate Bond Portfolio (Class 2)                            746,027               11.94        8,908,234             8,562,092
  Davis Venture Value Portfolio (Class 2)                       759,671               26.08       19,815,020            15,461,482
  "Dogs" of Wall Street Portfolio (Class 2)                     248,091               10.69        2,652,515             2,249,398
  Federated American Leaders Portfolio (Class 2)                201,712               16.31        3,289,363             2,739,467
  Global Bond Portfolio (Class 2)                               190,085               11.56        2,196,496             2,117,283
  Global Equities Portfolio (Class 2)                            86,065               11.50          989,595               847,182
  Goldman Sachs Research Portfolio (Class 2)                    103,444                7.40          764,980               671,285
  Growth-Income Portfolio (Class 2)                             284,566               23.86        6,791,085             5,754,870
  Growth Opportunities Portfolio (Class 2)                      157,514                5.06          797,141               709,546
  High-Yield Bond Portfolio (Class 2)                           751,783                7.23        5,438,765             4,964,717
  International Diversified Equities Portfolio (Class 2)        422,260                7.80        3,295,231             2,919,379
  International Growth and Income Portfolio (Class 2)           294,947               11.99        3,536,280             2,666,510
  MFS Massachusetts Investors Trust Portfolio (Class 2)         288,954               11.59        3,347,593             2,803,975
  MFS Mid-Cap Growth Portfolio (Class 2)                        407,205                9.02        3,672,275             3,206,493
  Putnam Growth: Voyager Portfolio (Class 2)                     32,614               14.61          476,384               431,668
  SunAmerica Balanced Portfolio (Class 2)                       373,086               13.98        5,215,881             4,878,182
  Technology Portfolio (Class 2)                                193,449                2.62          506,180               473,270
  Telecom Utility Portfolio (Class 2)                           156,674                8.74        1,369,218             1,317,597
  Worldwide High Income Portfolio (Class 2)                      92,258                7.65          705,583               678,536
  Foreign Value Portfolio (Class 3)                             530,675               14.67        7,783,823             7,308,906
  Marsico Growth Portfolio (Class 3)                             90,243               11.01          993,766               871,133
  MFS Total Return Portfolio (Class 3)                          196,759               17.70        3,481,876             3,209,524
  Small & Mid Cap Value Portfolio (Class 3)                     700,805               15.73       11,024,742            10,713,027

VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
  Comstock Portfolio                                            775,982             $ 13.69     $ 10,623,196           $ 9,262,030
  Emerging Growth Portfolio                                      70,148               25.84        1,812,632             1,577,955
  Growth and Income Portfolio                                   364,149               19.29        7,024,439             6,182,282

AMERICAN FUNDS INSURANCE SERIES (Class 2):
  Global Growth Fund                                            772,493             $ 17.23     $ 13,310,053          $ 12,247,564
  Growth Fund                                                   395,141               51.10       20,191,680            18,098,851
  Growth-Income Fund                                            949,609               36.64       34,793,668            31,984,633

LORD ABBETT SERIES FUND, INC. (Class VC):
  Growth and Income Portfolio                                   393,635             $ 27.18     $ 10,699,012          $  9,880,321

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004

                                                          Government                                                    Government
                                 Asset       Capital         and                     Natural      Asset      Capital        and
                              Allocation  Appreciation  Quality Bond     Growth     Resources  Allocation Appreciation Quality Bond
                               Portfolio    Portfolio     Portfolio     Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                               (Class 1)    (Class 1)     (Class 1)     (Class 1)   (Class 1)   (Class 2)   (Class 2)    (Class 2)
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------
Investment income:
  Dividends                  $ 1,095,548  $          0  $  1,649,307  $   151,992  $   67,857  $  339,974 $          0 $    807,317
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------
     Total investment income   1,095,548             0     1,649,307      151,992      67,857     339,974            0      807,317
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Expenses:
  Mortality and expense
   risk charge                  (537,482)     (770,983)     (519,129)    (385,340)   (121,858)   (169,942)    (135,309)    (254,806)
  Distribution expense
   charge                        (58,780)      (84,010)      (56,586)     (42,100)    (13,338)    (18,451)     (14,480)     (27,483)
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------
     Total expenses             (596,262)     (854,993)     (575,715)    (427,440)   (135,196)   (188,393)    (149,789)    (282,289)
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Net investment income (loss)     499,286      (854,993)    1,073,592     (275,448)    (67,339)    151,581     (149,789)     525,028
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Net realized gains (losses)
 from securities
 transactions:
  Proceeds from shares sold    6,160,701    13,699,721    16,814,138    7,762,090   2,224,162   1,197,684    4,010,400    7,979,116
  Cost of shares sold         (6,086,017)  (11,286,753)  (16,577,269)  (8,924,144) (1,732,361) (1,060,796)  (3,409,453)  (8,091,799)
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Net realized gains (losses)
 from securities
  transactions                    74,684     2,412,968       236,869   (1,162,054)    491,801     136,888      600,947     (112,683)
Realized gain distributions            0             0        14,037            0     305,131           0            0        7,096
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Net realized gains (losses)       74,684     2,412,968       250,906   (1,162,054)    796,932     136,888      600,947     (105,587)
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Net unrealized appreciation
 (depreciation) of
  investments:
  Beginning of period           (464,661)   10,447,379       678,445   (5,256,877)  1,970,421   1,007,789    1,742,285     (254,003)
  End of period                2,298,547    12,705,355       (13,607)  (1,493,290)  3,151,653   1,809,653    1,972,786     (397,602)
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Change in net unrealized
 appreciation
  (depreciation) of
    investments                2,763,208     2,257,976      (692,052)   3,763,587   1,181,232     801,864      230,501     (143,599)
                             -----------  ------------  ------------  -----------  ----------  ---------- ------------ ------------

Increase (decrease) in net
  assets from operations     $ 3,337,178  $  3,815,951  $    632,446  $ 2,326,085  $1,910,825  $1,090,333 $    681,659 $    275,842
                             ===========  ============  ============  ===========  ==========  ========== ============ ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (continued)

                                                                                                                         Davis
                                       Natural    Aggressive     Alliance     Blue Chip       Cash       Corporate      Venture
                            Growth    Resources     Growth        Growth       Growth      Management      Bond          Value
                          Portfolio   Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
                          (Class 2)   (Class 2)   (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)      (Class 1)
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------
Investment income:
  Dividends              $    20,754  $  14,019  $         0   $    150,194  $     3,448  $    134,929  $   886,297   $    856,576
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------
   Total investment
      income                  20,754     14,019            0        150,194        3,448       134,929      886,297        856,576
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Expenses:
  Mortality and expense
      risk charge            (66,234)   (27,911)    (166,038)      (691,963)     (32,551)     (324,701)    (241,889)    (1,349,884)
  Distribution expense
      charge                  (7,080)    (2,997)     (18,165)       (75,648)      (3,482)      (35,470)     (26,344)      (147,545)
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------
   Total expenses            (73,314)   (30,908)    (184,203)      (767,611)     (36,033)     (360,171)    (268,233)    (1,497,429)
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Net investment income
      (loss)                 (52,560)   (16,889)    (184,203)      (617,417)     (32,585)     (225,242)     618,064       (640,853)
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Net realized gains
      (losses) from
      securities
      transactions:
  Proceeds from shares
      sold                 1,808,033    318,926    5,424,553     15,636,694    1,094,313    52,206,206    3,413,008     15,113,582
  Cost of shares sold     (1,626,460)  (254,852)  (4,480,137)   (21,720,119)  (1,018,243)  (52,443,717)  (3,253,622)   (14,597,570)
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Net realized gains
      (losses) from
      securities
      transactions           181,573     64,074      944,416     (6,083,425)      76,070      (237,511)     159,386        516,012
Realized gain
      distributions                0     73,592            0              0            0             0            0              0
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Net realized gains
      (losses)               181,573    137,666      944,416     (6,083,425)      76,070      (237,511)     159,386        516,012
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Net unrealized
      appreciation
      (depreciation) of
      investments:
  Beginning of period        617,423    408,553    2,392,465    (23,390,387)     192,966      (336,244)     661,747       (903,002)
  End of period              871,788    779,691    3,243,036    (14,008,082)     225,226       (49,221)     767,022     10,190,969
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Change in net
      unrealized
      appreciation
      (depreciation) of
      investments            254,365    371,138      850,571      9,382,305       32,260       287,023      105,275     11,093,971
                         -----------  ---------  -----------   ------------  -----------  ------------  -----------   ------------

Increase (decrease) in
      net assets from
      operations         $   383,378  $ 491,915  $ 1,610,784   $  2,681,463  $    75,745  $   (175,730) $   882,725   $ 10,969,130
                         ===========  =========  ===========   ============  ===========  ============  ===========   ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                             "Dogs" of     Federated        Global      Global
                                                            Wall Street American Leaders     Bond      Equities
                                                             Portfolio     Portfolio       Portfolio   Portfolio
                                                             (Class 1)     (Class 1)       (Class 1)   (Class 1)
                                                            ----------- ----------------  ----------  -----------
Investment income:
        Dividends                                           $  164,922  $        254,480  $        0  $    32,285
                                                            ----------  ----------------  ----------  -----------
            Total investment income                            164,922           254,480           0       32,285
                                                            ----------  ----------------  ----------  -----------

Expenses:
        Mortality and expense risk charge                     (100,346)         (256,864)    (68,902)    (150,256)
        Distribution expense charge                            (10,961)          (28,064)     (7,537)     (16,429)
                                                            ----------  ----------------  ----------  -----------
            Total expenses                                    (111,307)         (284,928)    (76,439)    (166,685)
                                                            ----------  ----------------  ----------  -----------

Net investment income (loss)                                    53,615           (30,448)    (76,439)    (134,400)
                                                            ----------  ----------------  ----------  -----------

Net realized gains (losses) from securities transactions:
        Proceeds from shares sold                            3,369,662         5,057,407   1,197,838    3,793,020
        Cost of shares sold                                 (3,062,882)       (4,908,582) (1,153,365)  (3,219,225)
                                                            ----------  ----------------  ----------  -----------

Net realized gains (losses) from securities transactions       306,780           148,825      44,473      573,795
Realized gain distributions                                          0                 0      57,182            0
                                                            ----------  ----------------  ----------  -----------

Net realized gains (losses)                                    306,780           148,825     101,655      573,795
                                                            ----------  ----------------  ----------  -----------

Net unrealized appreciation (depreciation) of investments:
        Beginning of period                                    697,134           429,037     142,656    1,766,802
        End of period                                          848,326         1,693,593     235,622    2,313,675
                                                            ----------  ----------------  ----------  -----------

Change in net unrealized appreciation
    (depreciation) of investments                              151,192         1,264,556      92,966      546,873
                                                            ----------  ----------------  ----------  -----------

Increase (decrease) in net assets from operations           $  511,587  $      1,382,933  $  118,182  $   986,268
                                                            ==========  ================  ==========  ===========

                                                              Goldman
                                                               Sachs      Growth-       Growth      High-Yield
                                                             Research     Income     Opportunities    Bond
                                                             Portfolio   Portfolio     Portfolio    Portfolio
                                                             (Class 1)   (Class 1)     (Class 1)    (Class 1)
                                                            ----------  -----------  ------------- -----------
Investment income:
        Dividends                                           $        0  $   417,450  $         0   $ 1,576,186
                                                            ----------  -----------  -----------   -----------
            Total investment income                                  0      417,450            0     1,576,186
                                                            ----------  -----------  -----------   -----------

Expenses:
        Mortality and expense risk charge                      (15,478)    (855,043)     (13,500)     (254,288)
        Distribution expense charge                             (1,681)     (93,519)      (1,474)      (27,785)
                                                            ----------  -----------  -----------   -----------
            Total expenses                                     (17,159)    (948,562)     (14,974)     (282,073)
                                                            ----------  -----------  -----------   -----------

Net investment income (loss)                                   (17,159)    (531,112)     (14,974)    1,294,113
                                                            ----------  -----------  -----------   -----------

Net realized gains (losses) from securities transactions:
        Proceeds from shares sold                              595,140   14,698,115    1,320,345    13,966,480
        Cost of shares sold                                   (561,443) (16,514,609)  (1,266,565)  (12,816,168)
                                                            ----------  -----------  -----------   -----------

Net realized gains (losses) from securities transactions        33,697   (1,816,494)      53,780     1,150,312
Realized gain distributions                                          0            0            0             0
                                                            ----------  -----------  -----------   -----------

Net realized gains (losses)                                     33,697   (1,816,494)      53,780     1,150,312
                                                            ----------  -----------  -----------   -----------

Net unrealized appreciation (depreciation) of investments:
        Beginning of period                                     60,907  (10,709,963)     133,033     1,712,875
        End of period                                          165,050   (2,708,526)      79,232     1,921,576
                                                            ----------  -----------  -----------   -----------

Change in net unrealized appreciation
    (depreciation) of investments                              104,143    8,001,437      (53,801)      208,701
                                                            ----------  -----------  -----------   -----------

Increase (decrease) in net assets from operations           $  120,681  $ 5,653,831  $   (14,995)  $ 2,653,126
                                                            ==========  ===========  ===========   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                           International International                    MFS
                                                            Diversified   Growth and      Marsico    Massachussetts
                                                              Equities       Income       Growth    Investors Trust
                                                             Portfolio     Portfolio     Portfolio     Portfolio
                                                             (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                                           ------------  -------------  ----------- ---------------
Investment income:
        Dividends                                           $   419,391  $      66,311  $         0   $      45,891
                                                           ------------  -------------  ----------- ---------------

            Total investment income                             419,391         66,311            0          45,891
                                                           ------------  -------------  ----------- ---------------

Expenses:
        Mortality and expense risk charge                      (275,834)       (76,234)     (14,608)        (80,907)
        Distribution expense charge                             (30,192)        (8,316)      (1,599)         (8,803)
                                                           ------------  -------------  ----------- ---------------
            Total expenses                                     (306,026)       (84,550)     (16,207)        (89,710)
                                                           ------------  -------------  ----------- ---------------

Net investment income (loss)                                    113,365        (18,239)     (16,207)        (43,819)
                                                           ------------  -------------  ----------- ---------------

Net realized gains (losses) from securities transactions:
        Proceeds from shares sold                             7,490,803      2,492,908    1,431,340       2,021,387
        Cost of shares sold                                  (6,574,439)    (2,160,689)  (1,348,943)     (2,048,487)
                                                           ------------  -------------  ----------- ---------------

Net realized gains (losses) from securities transactions        916,364        332,219       82,397         (27,100)
Realized gain distributions                                           0              0            0               0
                                                           ------------  -------------  ----------- ---------------

Net realized gains (losses)                                     916,364        332,219       82,397         (27,100)
                                                           ------------  -------------  ----------- ---------------

Net unrealized appreciation (depreciation) of investments:
        Beginning of period                                   2,482,960        689,069      109,159         671,473
        End of period                                         4,252,691      1,444,168      166,539       1,276,866
                                                           ------------  -------------  ----------- ---------------

Change in net unrealized appreciation
    (depreciation) of investments                             1,769,731        755,099       57,380         605,393
                                                           ------------  -------------  ----------- ---------------

Increase (decrease) in net assets from operations          $  2,799,460  $   1,069,079  $   123,570 $       534,474
                                                           ============  =============  =========== ===============

                                                               MFS
                                                             Mid-Cap         MFS          Putnam       SunAmerica
                                                             Growth     Total Return  Growth: Voyager   Balanced
                                                            Portfolio     Portfolio      Portfolio     Portfolio
                                                            (Class 1)     (Class 1)      (Class 1)      (Class 1)
                                                           -----------  ------------  ---------------  -----------
Investment income:
        Dividends                                          $         0  $     13,992  $         2,553  $   362,206
                                                           -----------  ------------  ---------------  -----------

            Total investment income                                  0        13,992            2,553      362,206
                                                           -----------  ------------  ---------------  -----------

Expenses:
        Mortality and expense risk charge                     (142,022)      (77,341)         (27,354)    (345,223)
        Distribution expense charge                            (15,464)       (8,350)          (2,968)     (37,759)
                                                           -----------  ------------  ---------------  -----------
            Total expenses                                    (157,486)      (85,691)         (30,322)    (382,982)
                                                           -----------  ------------  ---------------  -----------

Net investment income (loss)                                  (157,486)      (71,699)         (27,769)     (20,776)
                                                           -----------  ------------  ---------------  -----------

Net realized gains (losses) from securities transactions:
        Proceeds from shares sold                            9,595,719     1,050,610          491,738    6,112,199
        Cost of shares sold                                 (7,422,622)   (1,025,164)        (467,270)  (7,222,411)
                                                           -----------  ------------  ---------------  -----------

Net realized gains (losses) from securities transactions     2,173,097        25,446           24,468   (1,110,212)
Realized gain distributions                                          0             0                0            0
                                                           -----------  ------------  ---------------  -----------

Net realized gains (losses)                                  2,173,097        25,446           24,468   (1,110,212)
                                                           -----------  ------------  ---------------  -----------

Net unrealized appreciation (depreciation) of investments:
        Beginning of period                                  2,760,059        65,371          130,648   (5,375,642)
        End of period                                        1,821,398       772,034          186,511   (3,058,893)
                                                           -----------  ------------  ---------------  -----------

Change in net unrealized appreciation
    (depreciation) of investments                             (938,661)      706,663           55,863    2,316,749
                                                           -----------  ------------  ---------------  -----------

Increase (decrease) in net assets from operations          $ 1,076,950  $    660,410  $        52,562  $ 1,185,761
                                                           ===========  ============  ===============  ===========

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (continued)

                                              Telecom     Worldwide   Aggressive  Alliance    Blue Chip     Cash        Corporate
                               Technology     Utility    High Income    Growth     Growth      Growth     Management      Bond
                                Portfolio    Portfolio    Portfolio    Portfolio  Portfolio   Portfolio   Portfolio     Portfolio
                                (Class 1)    (Class 1)    (Class 1)    (Class 2)  (Class 2)   (Class 2)   (Class 2)     (Class 2)
                               -----------  -----------  -----------  ---------- -----------  ---------  ------------  -----------
Investment income:
  Dividends                    $         0  $   228,957  $   251,492  $       0  $    10,782  $     643  $     33,179  $   433,186
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
      Total investment
       income                            0      228,957      251,492          0       10,782        643        33,179      433,186
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Expenses:
  Mortality and expense
   risk charge                     (68,241)     (62,884)     (59,467)   (13,270)     (86,058)   (24,982)     (107,677)    (114,698)
  Distribution expense
   charge                           (7,466)      (6,884)      (6,507)    (1,409)      (9,186)    (2,655)      (11,666)     (12,344)
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
      Total expenses               (75,707)     (69,768)     (65,974)   (14,679)     (95,244)   (27,637)     (119,343)    (127,042)
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Net investment income
  (loss)                           (75,707)     159,189      185,518    (14,679)     (84,462)   (26,994)      (86,164)     306,144
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Net realized gains (losses)
 from securities transactions:
  Proceeds from shares sold      8,012,680    1,502,271    1,710,178    465,697    2,444,355    288,286    24,807,850    1,439,592
  Cost of shares sold           (6,618,561)  (1,876,031)  (1,816,515)  (408,310)  (2,369,741)  (266,194)  (24,868,430)  (1,376,921)
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Net realized gains
  (losses) from securities
  transactions                   1,394,119     (373,760)    (106,337)    57,387       74,614     22,092       (60,580)      62,671
Realized gain distributions              0            0            0          0            0          0             0            0
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Net realized gains (losses)      1,394,119     (373,760)    (106,337)    57,387       74,614     22,092       (60,580)      62,671
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of period            2,347,173   (1,593,695)    (298,165)    96,299      214,758    151,152       (78,525)     305,430
  End of period                    246,962     (716,326)     (95,392)   180,940      566,240    236,173        (5,609)     346,142
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Change in net unrealized
  appreciation (depreciation)
  of investments                (2,100,211)     877,369      202,773     84,641      351,482     85,021        72,916       40,712
                               -----------  -----------  -----------  ---------  -----------  ---------  ------------  -----------
Increase (decrease) in
  net assets from operations   $  (781,799) $   662,798  $   281,954  $ 127,349  $   341,634  $  80,119  $    (73,828) $   409,527
                               ===========  ===========  ===========  =========  ===========  =========  ============  ===========

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (continued)

                                                          Federated                           Goldman
                                   Davis       "Dogs" of  American    Global      Global       Sachs     Growth-         Growth
                                Venture Value Wall Street  Leaders     Bond      Equities    Research     Income      Opportunities
                                  Portfolio    Portfolio  Portfolio  Portfolio   Portfolio   Portfolio   Portfolio      Portfolio
                                  (Class 2)    (Class 2)  (Class 2)  (Class 2)   (Class 2)   (Class 2)   (Class 2)      (Class 2)
                                ------------- ----------- ---------  ---------  -----------  ---------  -----------   -------------
Investment income:
  Dividends                      $   144,246   $  59,903  $  43,558  $       0  $     1,871  $       0  $    38,773    $        0
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
      Total investment income        144,246      59,903     43,558          0        1,871          0       38,773             0
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
Expenses:
  Mortality and expense risk
   charge                           (257,650)    (35,011)   (47,377)   (26,583)     (15,676)    (9,261)     (97,458)      (11,588)
  Distribution expense charge        (27,680)     (3,767)    (4,962)    (2,875)      (1,710)      (992)     (10,432)       (1,209)
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
      Total expenses                (285,330)    (38,778)   (52,339)   (29,458)     (17,386)   (10,253)    (107,890)      (12,797)
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
Net investment income (loss)        (141,084)     21,125     (8,781)   (29,458)     (15,515)   (10,253)     (69,117)      (12,797)
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
Net realized gains (losses)
  from securities transactions:
  Proceeds from shares sold        3,047,786     473,384    611,274    622,706    1,203,236    247,339    2,105,155       745,786
  Cost of shares sold             (2,564,694)   (420,954)  (547,323)  (604,892)  (1,110,276)  (228,138)  (1,927,421)     (704,456)
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
Net realized gains (losses)
  from securities transactions       483,092      52,430     63,951     17,814       92,960     19,201      177,734        41,330
Realized gain distributions                0           0          0     23,338            0          0            0             0
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
Net realized gains (losses)          483,092      52,430     63,951     41,152       92,960     19,201      177,734        41,330
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period              2,609,284     283,822    354,527     50,466      146,461     35,631      529,761        94,221
  End of period                    4,353,538     403,117    549,896     79,213      142,413     93,695    1,036,215        87,595
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------    ----------
Change in net unrealized
  appreciation (depreciation)
  of investments                   1,744,254     119,295    195,369     28,747       (4,048)    58,064      506,454        (6,626)
                                 -----------   ---------  ---------  ---------  -----------  ---------  -----------     ---------
Increase (decrease) in net
  assets from operations         $ 2,086,262   $ 192,850  $ 250,539  $  40,441  $    73,397  $  67,012  $   615,071     $  21,907
                                 ===========   =========  =========  =========  ===========  =========  ===========     =========

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (continued)

                                      International  International      MFS                       Putnam
                          High-Yield   Diversified      Growth      Massachussetts  MFS Mid-Cap   Growth:   SunAmerica
                            Bond        Equities       and Income   Investors Trust   Growth      Voyager    Balanced    Technology
                          Portfolio     Portfolio      Portfolio      Portfolio      Portfolio   Portfolio   Portfolio   Portfolio
                          (Class 2)     (Class 2)      (Class 2)      (Class 2)      (Class 2)   (Class 2)   (Class 2)   (Class 2)
                         -----------  -------------  -------------  --------------- -----------  ---------  -----------  ---------
Investment income:
  Dividends              $   434,904   $    59,199     $  38,679     $    23,010    $         0  $       0  $    72,714  $       0
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
      Total investment
       income                434,904        59,199        38,679          23,010              0          0       72,714          0
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Expenses:
  Mortality and expense
    risk charge              (70,368)      (43,103)      (45,254)        (48,299)       (47,796)    (7,356)     (73,249)    (8,216)
  Distribution expense
    charge                    (7,565)       (4,659)       (4,893)         (5,191)        (5,105)      (771)      (7,931)      (861)
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
      Total expenses         (77,933)      (47,762)      (50,147)        (53,490)       (52,901)    (8,127)     (81,180)    (9,077)
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Net investment income
  (loss)                     356,971        11,437       (11,468)        (30,480)       (52,901)    (8,127)      (8,466)    (9,077)
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Net realized gains
  (losses) from
  securities
  transactions:
  Proceeds from shares
   sold                    3,201,059     9,083,061       814,442       1,496,759      1,230,236    253,420    1,573,200    254,054
  Cost of shares sold     (3,014,719)   (8,703,282)     (665,976)     (1,365,217)    (1,166,047)  (239,851)  (1,552,150)  (244,202)
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Net realized gains
  (losses) from
  securities
  transactions               186,340       379,779       148,466         131,542         64,189     13,569       21,050      9,852
Realized gain
  distributions                    0             0             0               0              0          0            0          0
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Net realized gains
  (losses)                   186,340       379,779       148,466         131,542         64,189     13,569       21,050      9,852
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Net unrealized
  appreciation
  (depreciation)
  of investments:
  Beginning of period        258,078       214,241       414,156         328,100         77,287     34,984      114,802     63,432
  End of period              474,048       375,852       869,770         543,618        465,782     44,716      337,699     32,910
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Change in net
  unrealized
  appreciation
  (depreciation) of
  investments                215,970       161,611       455,614         215,518        388,495      9,732      222,897    (30,522)
                         -----------   -----------     ---------     -----------    -----------  ---------  -----------  ---------
Increase (decrease)
  in net assets from
  operations             $   759,281   $   552,827     $ 592,612     $   316,580    $   399,783  $  15,174  $   235,481  $ (29,747)
                         ===========   ===========     =========     ===========    ===========  =========  ===========  =========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                              Telecom     Worldwide     Foreign       Marsico      MFS Total
                                                              Utility   High Income      Value         Growth        Return
                                                            Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                                             (Class 2)    (Class 2)    (Class 3)     (Class 3)     (Class 3)
                                                            ----------  -----------   -----------   -----------   -----------
Investment income:
     Dividends                                              $  62,938   $    40,146   $    63,389   $         0   $     4,655
                                                            ---------   -----------   -----------   -----------   -----------
         Total investment income                               62,938        40,146        63,389             0         4,655
                                                            ---------   -----------   -----------   -----------   -----------

Expenses:
     Mortality and expense risk charge                        (18,483)       (7,991)      (30,284)       (6,359)      (26,964)
     Distribution expense charge                               (2,009)         (862)       (3,292)         (672)       (2,917)
                                                            ---------   -----------   -----------   -----------   -----------
         Total expenses                                       (20,492)       (8,853)      (33,576)       (7,031)      (29,881)
                                                            ---------   -----------   -----------   -----------   -----------

Net investment income (loss)                                   42,446        31,293        29,813        (7,031)      (25,226)
                                                            ---------   -----------   -----------   -----------   -----------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                591,828       357,102       370,488       280,874       926,124
     Cost of shares sold                                     (617,041)     (346,734)     (357,591)     (264,222)     (913,357)
                                                            ---------   -----------   -----------   -----------   -----------

Net realized gains (losses) from securities transactions      (25,213)       10,368        12,897        16,652        12,767
Realized gain distributions                                         0             0       132,656             0             0
                                                            ---------   -----------   -----------   -----------   -----------

Net realized gains (losses)                                   (25,213)       10,368       145,553        16,652        12,767
                                                            ---------   -----------   -----------   -----------   -----------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                     (116,647)       19,305        40,575        21,201        26,855
     End of period                                             51,621        27,047       474,917       122,633       272,352
                                                            ---------   -----------   -----------   -----------   -----------

Change in net unrealized appreciation
    (depreciation) of investments                             168,268         7,742       434,342       101,432       245,497
                                                            ---------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets from operations           $ 185,501   $    49,403   $   609,708   $   111,053   $   233,038
                                                            =========   ===========   ===========   ===========   ===========

                                                             Small & Mid                   Emerging
                                                              Cap Value      Comstock       Growth
                                                              Portfolio     Portfolio     Portfolio
                                                              (Class 3)     (Class II)    (Class II)
                                                             -----------   -----------   -----------
Investment income:
     Dividends                                               $    29,008   $    45,603   $         0
                                                             -----------   -----------   -----------
         Total investment income                                  29,008        45,603             0
                                                             -----------   -----------   -----------

Expenses:
     Mortality and expense risk charge                           (37,050)      (89,348)      (25,888)
     Distribution expense charge                                  (4,025)       (9,588)       (2,777)
                                                             -----------   -----------   -----------
         Total expenses                                          (41,075)      (98,936)      (28,665)
                                                             -----------   -----------   -----------

Net investment income (loss)                                     (12,067)      (53,333)      (28,665)
                                                             -----------   -----------   -----------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                 1,038,799     2,973,065     1,088,237
     Cost of shares sold                                        (997,188)   (2,756,889)     (976,660)
                                                             -----------   -----------   -----------

Net realized gains (losses) from securities transactions          41,611       216,176       111,577
Realized gain distributions                                      298,317             0             0
                                                             -----------   -----------   -----------

Net realized gains (losses)                                      339,928       216,176       111,577
                                                             -----------   -----------   -----------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                          64,394       453,530       232,478
     End of period                                               311,715     1,361,166       234,677
                                                             -----------   -----------   -----------

Change in net unrealized appreciation
    (depreciation) of investments                                247,321       907,636         2,199
                                                             -----------   -----------   -----------

Increase (decrease) in net assets from operations            $   575,182   $ 1,070,479   $    85,111
                                                             ===========   ===========   ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                            Growth and       Global                     Growth-       Growth
                                                               Income        Growth        Growth        Income    and Income
                                                             Portfolio        Fund          Fund          Fund      Portfolio
                                                             (Class II)    (Class 2)     (Class 2)     (Class 2)    (Class VC)
                                                            -----------   -----------   ----------    -----------  -----------
Investment income:
     Dividends                                              $    37,060   $    24,575   $    29,887   $   266,216   $    82,263
                                                            -----------   -----------   -----------   -----------   -----------
         Total investment income                                 37,060        24,575        29,887       266,216        82,263
                                                            -----------   -----------   -----------   -----------   -----------

Expenses:
     Mortality and expense risk charge                          (66,110)      (79,338)     (172,880)     (289,856)      (74,418)
     Distribution expense charge                                 (7,184)       (8,573)      (18,701)      (31,434)       (8,070)
                                                            -----------   -----------   -----------   -----------   -----------
         Total expenses                                         (73,294)      (87,911)     (191,581)     (321,290)      (82,488)
                                                            -----------   -----------   -----------   -----------   -----------

Net investment income (loss)                                    (36,234)      (63,336)     (161,694)      (55,074)         (225)
                                                            -----------   -----------   -----------   -----------   -----------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                2,971,884     1,915,419     2,141,629     2,537,905     1,919,448
     Cost of shares sold                                     (2,832,726)   (1,838,680)   (2,047,098)   (2,436,330)   (1,860,616)
                                                            -----------   -----------   -----------   -----------   -----------

Net realized gains (losses) from securities transactions        139,158        76,739        94,531       101,575        58,832
Realized gain distributions                                           0             0             0             0        83,621
                                                            -----------   -----------   -----------   -----------   -----------

Net realized gains (losses)                                     139,158        76,739        94,531       101,575       142,453
                                                            -----------   -----------   -----------   -----------   -----------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                        325,784       159,638       337,371       556,121       115,532
     End of period                                              842,157     1,062,489     2,092,829     2,809,035       818,691
                                                            -----------   -----------   -----------   -----------   -----------

Change in net unrealized appreciation
    (depreciation) of investments                               516,373       902,851     1,755,458     2,252,914       703,159
                                                            -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets from operations           $   619,297   $   916,254   $ 1,688,295   $ 2,299,415   $   845,387
                                                            ===========   ===========   ===========   ===========   ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004

                                                                                                       Government
                                                                            Asset        Capital           and
                                                                         Allocation    Appreciation   Quality Bond      Growth
                                                                          Portfolio     Portfolio       Portfolio      Portfolio
                                                                          (Class 1)     (Class 1)       (Class 1)      (Class 1)
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                                       $    499,286   $   (854,993)   $ 1,073,592   $   (275,448)
     Net realized gains (losses)                                              74,684      2,412,968        250,906     (1,162,054)
     Change in net unrealized appreciation
         (depreciation) of investments                                     2,763,208      2,257,976       (692,052)     3,763,587
                                                                        ------------   ------------    -----------   ------------
         Increase (decrease) in net assets from operations                 3,337,178      3,815,951        632,446      2,326,085
                                                                        ------------   ------------    -----------   ------------

From capital transactions:
     Net proceeds from units sold                                          1,260,614      2,069,669      1,331,684        445,638
     Cost of units redeemed                                               (5,540,516)    (7,302,334)    (5,910,866)    (4,082,559)
     Annuity benefit payments                                                (84,832)      (101,565)       (27,775)       (39,761)
     Net transfers                                                         5,256,501     (1,790,858)   (10,270,046)    (2,406,424)
                                                                        ------------   ------------    -----------   ------------
         Increase (decrease) in net assets from capital transactions         891,767     (7,125,088)   (14,877,003)    (6,083,106)
                                                                        ------------   ------------    -----------   ------------

Increase (decrease) in net assets                                          4,228,945     (3,309,137)   (14,244,557)    (3,757,021)
Net assets at beginning of period                                         37,330,465     58,757,378     46,045,205     30,553,337
                                                                        ------------   ------------    -----------   ------------
Net assets at end of period                                             $ 41,559,410   $ 55,448,241   $ 31,800,648   $ 26,796,316
                                                                        ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                                               59,675         52,621         71,019         16,514
     Units redeemed                                                         (263,131)      (215,069)      (348,910)      (151,645)
     Units transferred                                                       251,228        (52,071)      (607,548)       (88,623)
                                                                        ------------   ------------    -----------   ------------
Increase (decrease) in units outstanding                                      47,772       (214,519)      (885,439)      (223,754)
Beginning units                                                            1,803,785      1,705,205      2,707,534      1,131,527
                                                                        ------------   ------------    -----------   ------------
Ending units                                                               1,851,557      1,490,686      1,822,095        907,773
                                                                        ============   ============   ============   ============
Contracts With Total Expenses of 1.77%:
     Units sold                                                                  231          8,223          7,819            119
     Units redeemed                                                           (3,690)        (3,229)        (4,414)          (928)
     Units transferred                                                           123         (3,600)        (7,248)          (581)
                                                                        ------------   ------------    -----------   ------------
Increase (decrease) in units outstanding                                      (3,336)         1,394         (3,843)        (1,390)
Beginning units                                                               13,259         44,085         56,105         13,228
                                                                        ------------   ------------    -----------   ------------
Ending units                                                                   9,923         45,479         52,262         11,838
                                                                        ============   ============   ============   ============

                                                                                                                        Government
                                                                             Natural         Asset         Capital          and
                                                                            Resources     Allocation    Appreciation   Quality Bond
                                                                            Portfolio      Portfolio      Portfolio      Portfolio
                                                                            (Class 1)      (Class 2)      (Class 2)      (Class 2)
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                                         $    (67,339)  $    151,581   $   (149,789)  $    525,028
     Net realized gains (losses)                                               796,932        136,888        600,947       (105,587)
     Change in net unrealized appreciation
         (depreciation) of investments                                       1,181,232        801,864        230,501       (143,599)
                                                                          ------------   ------------   ------------   ------------
         Increase (decrease) in net assets from operations                   1,910,825      1,090,333        681,659        275,842
                                                                          ------------   ------------   ------------   ------------

From capital transactions:
     Net proceeds from units sold                                              376,684      1,305,952      1,099,175      1,648,625
     Cost of units redeemed                                                   (787,142)      (957,453)    (1,569,693)    (2,816,731)
     Annuity benefit payments                                                   (3,442)             0              0              0
     Net transfers                                                           1,109,793      2,756,446       (167,369)    (3,750,205)
                                                                          ------------   ------------   ------------   ------------
         Increase (decrease) in net assets from capital transactions           695,893      3,104,945       (637,887)    (4,918,311)
                                                                          ------------   ------------   ------------   ------------

Increase (decrease) in net assets                                            2,606,718      4,195,278         43,772     (4,642,469)
Net assets at beginning of period                                            8,042,357     10,437,157     10,219,705     21,170,412
                                                                          ------------   ------------   ------------   ------------
Net assets at end of period                                               $ 10,649,075   $ 14,632,435   $ 10,263,477   $ 16,527,943
                                                                          ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                                                 15,240         61,129         31,156         82,584
     Units redeemed                                                            (34,107)       (43,668)       (41,551)      (154,486)
     Units transferred                                                          44,891        131,386         (7,881)      (253,018)
                                                                          ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding                                        26,024        148,847        (18,276)      (324,920)
Beginning units                                                                360,978        483,327        268,363      1,192,239
                                                                          ------------   ------------   ------------   ------------
Ending units                                                                   387,002        632,174        250,087        867,319
                                                                          ============   ============   ============   ============
Contracts With Total Expenses of 1.77%:
     Units sold                                                                  1,260          1,071          1,948         16,342
     Units redeemed                                                                  0         (1,663)        (4,586)       (14,275)
     Units transferred                                                             (94)           740          1,466         27,133
                                                                          ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding                                         1,166            148         (1,172)        29,200
Beginning units                                                                    407         26,476         36,501         83,069
                                                                          ------------   ------------   ------------   ------------
Ending units                                                                     1,573         26,624         35,329        112,269
                                                                          ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                                                      Natural      Aggressive        Alliance
                                                                     Growth          Resources       Growth           Growth
                                                                   Portfolio         Portfolio      Portfolio       Portfolio
                                                                   (Class 2)         (Class 2)      (Class 1)       (Class 1)
                                                                  ------------     ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                   $    (52,560)    $    (16,889)  $    (184,203)  $    (617,417)
   Net realized gains (losses)                                         181,573          137,666         944,416      (6,083,425)
   Change in net unrealized appreciation
     (depreciation) of investments                                     254,365          371,138         850,571       9,382,305
                                                                  ------------     ------------   -------------   -------------
      Increase (decrease) in net assets from operations                383,378          491,915       1,610,784       2,681,463
                                                                  ------------     ------------   -------------   -------------

From capital transactions:
   Net proceeds from units sold                                        476,455          330,977         163,230         306,166
   Cost of units redeemed                                             (577,546)         (96,989)     (1,117,087)     (6,020,033)
   Annuity benefit payments                                                  0                0          (7,913)        (63,943)
   Net transfers                                                      (152,514)         905,214          89,244      (6,746,680)
                                                                  ------------     ------------   -------------   -------------
     Increase (decrease) in net assets from capital transactions      (253,605)       1,139,202        (872,526)    (12,524,490)
                                                                  ------------     ------------   -------------   -------------

Increase (decrease) in net assets                                      129,773        1,631,117         738,258      (9,843,027)
Net assets at beginning of period                                    4,803,199        1,496,210      12,854,156      57,786,859
                                                                  ------------     ------------   -------------   -------------
Net assets at end of period                                       $  4,932,972     $  3,127,327   $  13,592,414   $  47,943,832
                                                                  ============     ============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
   Units sold                                                           14,967           10,942          11,163          11,144
   Units redeemed                                                      (17,892)          (2,578)        (83,560)       (220,816)
   Units transferred                                                    (7,678)          36,736          (7,817)       (242,214)
                                                                  ------------     ------------   -------------   -------------
Increase (decrease) in units outstanding                               (10,603)          45,100         (80,214)       (451,886)
Beginning units                                                        157,143           59,111         998,418       2,087,862
                                                                  ------------     ------------   -------------   -------------
Ending units                                                           146,540          104,211         918,204       1,635,976
                                                                  ============     ============   =============   =============
Contracts With Total Expenses of 1.77%:
   Units sold                                                            2,831            3,030               0               0
   Units redeemed                                                       (3,541)          (1,516)         (1,580)         (4,003)
   Units transferred                                                       926              533           1,292          (8,061)
                                                                  ------------     ------------   -------------   -------------
Increase (decrease) in units outstanding                                   216            2,047            (288)        (12,064)
Beginning units                                                         23,313            8,292           4,795          24,778
                                                                  ------------     ------------   -------------   -------------
Ending units                                                            23,529           10,339           4,507          12,714
                                                                  ============     ============   =============   =============

                                                                                                                         Davis
                                                                    Blue Chip          Cash           Corporate         Venture
                                                                      Growth        Management           Bond           Value
                                                                    Portfolio        Portfolio        Portfolio        Portfolio
                                                                    (Class 1)        (Class 1)        (Class 1)         (Class 1)
                                                                  -------------    ------------      ------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                   $    (32,585)    $   (225,242)     $    618,064    $     (640,853)
   Net realized gains (losses)                                          76,070         (237,511)          159,386           516,012
   Change in net unrealized appreciation
     (depreciation) of investments                                      32,260          287,023           105,275        11,093,971
                                                                  ------------     ------------      ------------    --------------
      Increase (decrease) in net assets from operations                 75,745         (175,730)          882,725        10,969,130
                                                                  ------------     ------------      ------------    --------------

From capital transactions:
   Net proceeds from units sold                                        297,397        2,874,478         1,228,319         2,168,644
   Cost of units redeemed                                             (387,320)     (25,210,178)       (2,247,146)      (11,294,476)
   Annuity benefit payments                                                  0          (11,084)          (20,289)         (144,352)
   Net transfers                                                      (133,412)      15,307,574           284,282          (398,106)
                                                                  ------------     ------------      ------------    --------------
     Increase (decrease) in net assets from capital transactions      (223,335)      (7,039,210)         (754,834)       (9,668,290)
                                                                  ------------     ------------      ------------    --------------

Increase (decrease) in net assets                                     (147,590)      (7,214,940)          127,891         1,300,840
Net assets at beginning of period                                    2,358,672       23,455,013        18,071,473        98,574,612
                                                                  ------------     ------------      ------------    --------------
Net assets at end of period                                       $  2,211,082     $ 16,240,073      $ 18,199,364    $   99,875,452
                                                                  ============     ============      ============    ==============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
   Units sold                                                           10,123          180,566            68,582            70,615
   Units redeemed                                                      (68,812)      (1,922,855)         (132,545)         (386,951)
   Units transferred                                                   (11,925)       1,164,802            21,811               916
                                                                  ------------     ------------      ------------    --------------
Increase (decrease) in units outstanding                               (70,614)        (577,487)          (42,152)         (315,420)
Beginning units                                                        377,969        1,794,139         1,070,502         3,450,131
                                                                  ------------     ------------      ------------    --------------
Ending units                                                           307,355        1,216,652         1,028,350         3,134,711
                                                                  ============     ============      ============    ==============
Contracts With Total Expenses of 1.77%:
   Units sold                                                           41,584           43,307             4,821             3,387
   Units redeemed                                                         (201)         (38,279)           (4,256)           (4,418)
   Units transferred                                                    (9,382)          23,739            (5,808)          (11,067)
                                                                  ------------     ------------      ------------    --------------
Increase (decrease) in units outstanding                                32,001           28,767            (5,243)          (12,098)
Beginning units                                                         30,031           20,307            38,215            43,527
                                                                  ------------     ------------      ------------    --------------
Ending units                                                            62,032           49,074            32,972            31,429
                                                                  ============     ============      ============    ==============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                                     "Dogs" of         Federated         Global           Global
                                                                   Wall Street    American Leaders        Bond           Equities
                                                                     Portfolio        Portfolio         Portfolio       Portfolio
                                                                      (Class 1)       (Class 1)         (Class 1)        (Class 1)
                                                                   -----------    ----------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                    $    53,615    $        (30,448)   $     (76,439)   $   (134,400)
   Net realized gains (losses)                                         306,780             148,825          101,655         573,795
   Change in net unrealized appreciation
     (depreciation) of investments                                     151,192           1,264,556           92,966         546,873
                                                                   -----------    ----------------    -------------    ------------
     Increase (decrease) in net assets from operations                 511,587           1,382,933          118,182         986,268
                                                                   -----------    ----------------    -------------    ------------

From capital transactions:
     Net proceeds from units sold                                       59,473             324,588          135,709          63,736
     Cost of units redeemed                                         (1,085,383)         (2,665,195)        (810,494)     (1,799,347)
     Annuity benefit payments                                           (4,094)             (8,613)          (1,574)         (9,985)
     Net transfers                                                    (846,671)         (1,843,460)         633,249      (1,332,121)
                                                                   -----------    ----------------    -------------    ------------
      Increase (decrease) in net assets from capital transactions   (1,876,675)         (4,192,680)         (43,110)     (3,077,717)
                                                                   -----------    ----------------    -------------    ------------

Increase (decrease) in net assets                                   (1,365,088)         (2,809,747)          75,072      (2,091,449)
Net assets at beginning of period                                    7,855,992          20,759,570        5,044,861      12,522,084
                                                                   -----------    ----------------    -------------    ------------
Net assets at end of period                                        $ 6,490,904    $     17,949,823    $   5,119,933    $ 10,430,635
                                                                   ===========    ================    =============    ============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                                             5,237              19,537            7,244           4,090
  Units redeemed                                                      (101,909)           (162,942)         (48,090)       (112,700)
  Units transferred                                                    (78,609)           (114,135)          37,374         (84,954)
                                                                   -----------    ----------------    -------------    ------------
Increase (decrease) in units outstanding                              (175,281)           (257,540)          (3,472)       (193,564)
Beginning units                                                        736,352           1,263,554          300,945         792,029
                                                                   -----------    ----------------    -------------    ------------
Ending units                                                           561,071           1,006,014          297,473         598,465
                                                                   ===========    ================    =============    ============
Contracts With Total Expenses of 1.77%:
  Units sold                                                                 0                   0              816               0
  Units redeemed                                                           (80)                  0              (73)           (633)
  Units transferred                                                        485                 869               55            (531)
                                                                   -----------    ----------------    -------------    ------------
Increase (decrease) in units outstanding                                   405                 869              798          (1,164)
Beginning units                                                          8,746              12,964            1,376           6,210
                                                                   -----------    ----------------    -------------    ------------
Ending units                                                             9,151              13,833            2,174           5,046
                                                                   ===========    ================    =============    ============

                                                                      Goldman
                                                                       Sachs            Growth-         Growth         High-Yield
                                                                      Research          Income       Opportunities        Bond
                                                                     Portfolio         Portfolio       Portfolio        Portfolio
                                                                     (Class 1)         (Class 1)       (Class 1)        (Class 1)
                                                                   -------------    --------------   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                    $     (17,159)   $     (531,112)  $      (14,974)  $   1,294,113
   Net realized gains (losses)                                            33,697        (1,816,494)          53,780       1,150,312
   Change in net unrealized appreciation
     (depreciation) of investments                                       104,143         8,001,437          (53,801)        208,701
                                                                   -------------    --------------   --------------   -------------
     Increase (decrease) in net assets from operations                   120,681         5,653,831          (14,995)      2,653,126
                                                                   -------------    --------------   --------------   -------------

From capital transactions:
     Net proceeds from units sold                                         41,117           865,828           24,531       1,058,972
     Cost of units redeemed                                             (226,451)       (7,632,426)        (100,524)     (3,374,329)
     Annuity benefit payments                                                  0          (101,200)               0            (855)
     Net transfers                                                       351,119        (6,063,247)        (207,568)     (3,696,350)
                                                                   -------------    --------------   --------------   -------------
      Increase (decrease) in net assets from capital transactions        165,785       (12,931,045)        (283,561)     (6,012,562)
                                                                   -------------    --------------   --------------   -------------

Increase (decrease) in net assets                                        286,466        (7,277,214)        (298,556)     (3,359,436)
Net assets at beginning of period                                      1,096,781        66,783,758        1,115,653      21,653,336
                                                                   -------------    --------------   --------------   -------------
Net assets at end of period                                        $   1,383,247    $   59,506,544   $      817,097   $  18,293,900
                                                                   =============    ==============   ==============   =============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                                               6,229            32,406            5,285          62,569
  Units redeemed                                                         (34,830)         (292,395)         (22,555)       (213,753)
  Units transferred                                                       67,001          (224,759)         (56,623)       (233,335)
                                                                   -------------    --------------   --------------   -------------
Increase (decrease) in units outstanding                                  38,400          (484,748)         (73,893)       (384,519)
Beginning units                                                          153,918         2,572,643          241,096       1,423,384
                                                                   -------------    --------------   --------------   -------------
Ending units                                                             192,318         2,087,895          167,203       1,038,865
                                                                   =============    ==============   ==============   =============
Contracts With Total Expenses of 1.77%:
  Units sold                                                                   0               733                0             677
  Units redeemed                                                               0              (602)              (5)           (338)
  Units transferred                                                      (15,127)           (4,254)             814          (4,167)
                                                                   -------------    --------------   --------------   -------------
Increase (decrease) in units outstanding                                 (15,127)           (4,123)             809          (3,828)
Beginning units                                                           21,191            15,959            2,765          16,537
                                                                   -------------    --------------   --------------   -------------
Ending units                                                               6,064            11,836            3,574          12,709
                                                                   =============    ==============   ==============   =============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                   International   International                       MFS              MFS
                                                    Diversified     Growth and        Marsico      Massachusetts       Mid-Cap
                                                     Equities         Income          Growth      Investors Trust      Growth
                                                     Portfolio       Portfolio       Portfolio       Portfolio        Portfolio
                                                     (Class 1)       (Class 1)       (Class 1)       (Class 1)        (Class 1)
                                                   -------------   -------------     ---------    ---------------     ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                  $    113,365     $   (18,239)    $   (16,207)    $   (43,819)    $   (157,486)
     Net realized gains (losses)                        916,364         332,219          82,397         (27,100)       2,173,097
     Change in net unrealized appreciation
         (depreciation) of investments                1,769,731         755,099          57,380         605,393         (938,661)
                                                   ------------     -----------     -----------     -----------     ------------
         Increase (decrease) in net assets
           from operations                            2,799,460       1,069,079         123,570         534,474        1,076,950
                                                   ------------     -----------     -----------     -----------     ------------

From capital transactions:
     Net proceeds from units sold                       256,875          67,249          44,353          51,749           71,670
     Cost of units redeemed                          (3,646,936)       (977,892)        (38,492)     (1,031,598)        (666,625)
     Annuity benefit payments                           (14,810)              0               0               0                0
     Net transfers                                    1,072,962       4,709,180        (454,865)       (361,840)      (6,902,889)
                                                   ------------     -----------     -----------     -----------     ------------
         Increase (decrease) in net assets from
           capital transactions                      (2,331,909)      3,798,537        (449,004)     (1,341,689)      (7,497,844)
                                                   ------------     -----------     -----------     -----------     ------------

Increase (decrease) in net assets                       467,551       4,867,616        (325,434)       (807,215)      (6,420,894)
Net assets at beginning of period                    21,112,175       5,094,820       1,648,397       6,474,026       13,558,142
                                                   ------------     -----------     -----------     -----------     ------------
Net assets at end of period                        $ 21,579,726     $ 9,962,436     $ 1,322,963     $ 5,666,811     $  7,137,248
                                                   ============     ===========     ===========     ===========     ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                          26,862           5,312           4,441           2,605            6,731
     Units redeemed                                    (376,422)        (83,494)         (4,094)        (55,819)         (68,008)
     Units transferred                                  114,796         367,059         (46,514)        (19,415)        (701,566)
                                                   ------------     -----------     -----------     -----------     ------------
Increase (decrease) in units outstanding               (234,764)        288,877         (46,167)        (72,629)        (762,843)
Beginning units                                       2,253,565         441,884         172,556         347,019        1,404,870
                                                   ------------     -----------     -----------     -----------     ------------
Ending units                                          2,018,801         730,761         126,389         274,390          642,027
                                                   ============     ===========     ===========     ===========     ============
Contracts With Total Expenses of 1.77%:
     Units sold                                               0               0               0             264              483
     Units redeemed                                      (5,599)            (40)              0            (656)            (559)
     Units transferred                                   (7,089)          1,380               0            (762)            (553)
                                                   ------------     -----------     -----------     -----------     ------------
Increase (decrease) in units outstanding                (12,688)          1,340               0          (1,154)            (629)
Beginning units                                          13,414           9,786               0          12,161           31,824
                                                   ------------     -----------     -----------     -----------     ------------
Ending units                                                726          11,126               0          11,007           31,195
                                                   ============     ===========     ===========     ===========     ============

                                                      MFS             Putnam         SunAmerica
                                                  Total Return     Growth: Voyager    Balanced
                                                    Portfolio        Portfolio        Portfolio
                                                    (Class 1)        (Class 1)        (Class 1)
                                                  ------------     ---------------   ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                 $   (71,699)      $   (27,769)    $    (20,776)
     Net realized gains (losses)                       25,446            24,468       (1,110,212)
     Change in net unrealized appreciation
         (depreciation) of investments                706,663            55,863        2,316,749
                                                  -----------       -----------     ------------
         Increase (decrease) in net assets
           from operations                            660,410            52,562        1,185,761
                                                  -----------       -----------     ------------

From capital transactions:
     Net proceeds from units sold                   2,996,656            42,585          583,549
     Cost of units redeemed                          (365,533)          (94,896)      (3,757,959)
     Annuity benefit payments                               0                 0          (31,278)
     Net transfers                                  3,683,949          (290,807)      (1,767,634)
                                                  -----------       -----------     ------------
         Increase (decrease) in net assets from
           capital transactions                     6,315,072          (343,118)      (4,973,322)
                                                  -----------       -----------     ------------

Increase (decrease) in net assets                   6,975,482          (290,556)      (3,787,561)
Net assets at beginning of period                   2,648,877         2,121,839       27,754,270
                                                  -----------       -----------     ------------
Net assets at end of period                       $ 9,624,359       $ 1,831,283     $ 23,966,709
                                                  ===========       ===========     ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                       119,258             2,229           40,759
     Units redeemed                                   (15,473)           (5,538)        (264,895)
     Units transferred                                137,024           (18,251)        (121,153)
                                                  -----------       -----------     ------------
Increase (decrease) in units outstanding              240,809           (21,560)        (345,289)
Beginning units                                       113,928           120,333        1,938,351
                                                  -----------       -----------     ------------
Ending units                                          354,737            98,773        1,593,062
                                                  ===========       ===========     ============
Contracts With Total Expenses of 1.77%:
     Units sold                                         8,197               355                0
     Units redeemed                                       (59)             (108)            (907)
     Units transferred                                 19,063               556           (2,693)
                                                  -----------       -----------     ------------
Increase (decrease) in units outstanding               27,201               803           (3,600)
Beginning units                                         1,795             5,291           12,214
                                                  -----------       -----------     ------------
Ending units                                           28,996             6,094            8,614
                                                  ===========       ===========     ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                               Telecom       Worldwide    Aggressive      Alliance      Blue Chip
                                              Technology       Utility      High Income     Growth        Growth         Growth
                                              Portfolio       Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                              (Class 1)       (Class 1)      (Class 1)     (Class 2)     (Class 2)      (Class 2)
                                              ----------      ---------     -----------   ----------     ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)             $   (75,707)   $   159,189    $   185,518    $ (14,679)   $   (84,462)   $   (26,994)
     Net realized gains (losses)                1,394,119       (373,760)      (106,337)      57,387         74,614         22,092
     Change in net unrealized appreciation
         (depreciation) of investments         (2,100,211)       877,369        202,773       84,641        351,482         85,021
                                              -----------    -----------    -----------    ---------    -----------    -----------
         Increase (decrease) in net assets
           from operations                       (781,799)       662,798        281,954      127,349        341,634         80,119
                                              -----------    -----------    -----------    ---------    -----------    -----------

From capital transactions:
     Net proceeds from units sold                  11,681          9,061         77,769      141,943        474,972        260,689
     Cost of units redeemed                      (119,050)      (660,197)      (630,782)    (166,965)    (1,317,550)      (258,835)
     Annuity benefit payments                           0         (6,243)        (2,162)           0              0              0
     Net transfers                             (7,063,683)       (82,995)      (369,828)     (68,086)      (727,282)       291,916
                                              -----------    -----------    -----------    ---------    -----------    -----------
         Increase (decrease) in net assets
           from capital transactions           (7,171,052)      (740,374)      (925,003)     (93,108)    (1,569,860)       293,770
                                              -----------    -----------    -----------    ---------    -----------    -----------

Increase (decrease) in net assets              (7,952,851)       (77,576)      (643,049)      34,241     (1,228,226)       373,889
Net assets at beginning of period               9,232,282      4,801,978      4,896,916      930,256      7,096,843      1,657,131
                                              -----------    -----------    -----------    ---------    -----------    -----------
Net assets at end of period                   $ 1,279,431    $ 4,724,402    $ 4,253,867    $ 964,497    $ 5,868,617    $ 2,031,020
                                              ===========    ===========    ===========    =========    ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     5,221            821          4,118       10,696         14,035         42,011
     Units redeemed                               (49,965)       (63,162)       (36,343)      (9,205)       (43,434)       (36,527)
     Units transferred                         (3,035,298)        (6,359)       (22,395)      (6,169)       (24,586)        47,878
                                              -----------    -----------    -----------    ---------    -----------    -----------
Increase (decrease) in units outstanding       (3,080,042)       (68,700)       (54,620)      (4,678)       (53,985)        53,362
Beginning units                                 3,596,149        475,095        280,688       60,005        229,139        236,317
                                              -----------    -----------    -----------    ---------    -----------    -----------
Ending units                                      516,107        406,395        226,068       55,327        175,154        289,679
                                              ===========    ===========    ===========    =========    ===========    ===========
Contracts With Total Expenses of 1.77%:
     Units sold                                         0              0            147            0          3,756          4,067
     Units redeemed                                  (296)            (1)            (2)      (3,531)        (5,153)        (8,277)
     Units transferred                             (8,961)            (6)           (96)       1,129         (2,358)         3,809
                                              -----------    -----------    -----------    ---------    -----------    -----------
Increase (decrease) in units outstanding           (9,257)            (7)            49       (2,402)        (3,755)          (401)
Beginning units                                    14,350            241            702       13,028         32,571         50,790
                                              -----------    -----------    -----------    ---------    -----------    -----------
Ending units                                        5,093            234            751       10,626         28,816         50,389
                                              ===========    ===========    ===========    =========    ===========    ===========

                                                 Cash           Corporate
                                               Management          Bond
                                               Portfolio        Portfolio
                                               (Class 2)         (Class 2)
                                               ----------       ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)             $    (86,164)    $   306,144
     Net realized gains (losses)                   (60,580)         62,671
     Change in net unrealized appreciation
         (depreciation) of investments              72,916          40,712
                                              ------------     -----------
         Increase (decrease) in net assets
           from operations                         (73,828)        409,527
                                              ------------     -----------

From capital transactions:
     Net proceeds from units sold                1,999,954       1,300,345
     Cost of units redeemed                     (5,090,330)       (570,059)
     Annuity benefit payments                            0               0
     Net transfers                              (2,204,051)         64,471
                                              ------------     -----------
         Increase (decrease) in net assets
           from capital transactions            (5,294,427)        794,757
                                              ------------     -----------

Increase (decrease) in net assets               (5,368,255)      1,204,284
Net assets at beginning of period               10,079,546       7,703,950
                                              ------------     -----------
Net assets at end of period                   $  4,711,291     $ 8,908,234
                                              ============     ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                    137,735          66,884
     Units redeemed                               (371,300)        (31,343)
     Units transferred                            (154,066)          1,792
                                              ------------     -----------
Increase (decrease) in units outstanding          (387,631)         37,333
Beginning units                                    737,961         431,694
                                              ------------     -----------
Ending units                                       350,330         469,027
                                              ============     ===========
Contracts With Total Expenses of 1.77%:
     Units sold                                     18,346          11,901
     Units redeemed                                (25,529)         (3,120)
     Units transferred                             (18,772)          1,813
                                              ------------     -----------
Increase (decrease) in units outstanding           (25,955)         10,594
Beginning units                                     44,539          42,516
                                              ------------     -----------
Ending units                                        18,584          53,110
                                              ============     ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                  (continued)

                                                      Davis         "Dogs" of       Federated          Global        Global
                                                  Venture Value   Wall Street    American Leaders       Bond        Equities
                                                    Portfolio      Portfolio         Portfolio        Portfolio     Portfolio
                                                    (Class 2)      (Class 2)         (Class 2)        (Class 2)     (Class 2)
                                                  -------------  --------------  ----------------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                 $    (141,084) $       21,125  $         (8,781) $      (29,458) $    (15,515)
     Net realized gains (losses)                        483,092          52,430            63,951          41,152        92,960
     Change in net unrealized appreciation
         (depreciation) of investments                1,744,254         119,295           195,369          28,747        (4,048)
                                                  -------------  --------------  ----------------  --------------  ------------
         Increase (decrease) in net assets from
          operations                                  2,086,262         192,850           250,539          40,441        73,397
                                                  -------------  --------------  ----------------  --------------  ------------

From capital transactions:
     Net proceeds from units sold                     2,451,194         349,113            85,991         451,448        96,084
     Cost of units redeemed                          (2,416,950)       (209,716)         (356,766)       (150,074)     (376,723)
     Annuity benefit payments                                 0               0                 0               0             0
     Net transfers                                     (317,758)        (37,880)         (119,358)        234,678      (305,587)
                                                  -------------  --------------  ----------------  --------------  ------------
         Increase (decrease) in net assets from
          capital transactions                         (283,514)        101,517          (390,133)        536,052      (586,226)
                                                  -------------  --------------  ----------------  --------------  ------------

Increase (decrease) in net assets                     1,802,748         294,367          (139,594)        576,493      (512,829)
Net assets at beginning of period                    18,012,272       2,358,148         3,428,957       1,620,003     1,502,424
                                                  -------------  --------------  ----------------  --------------  ------------
Net assets at end of period                       $  19,815,020  $    2,652,515  $      3,289,363  $    2,196,496  $    989,595
                                                  =============  ==============  ================  ==============  ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                          73,712          27,503             4,898          26,413         6,095
     Units redeemed                                     (73,191)        (18,805)          (10,961)         (8,589)      (24,193)
     Units transferred                                  (10,803)           (238)           (6,819)          6,901       (20,429)
                                                  -------------  --------------  ----------------  --------------  ------------
Increase (decrease) in units outstanding                (10,282)          8,460           (12,882)         24,725       (38,527)
Beginning units                                         576,810         204,227           158,591          90,832        94,558
                                                  -------------  --------------  ----------------  --------------  ------------
Ending units                                            566,528         212,687           145,709         115,557        56,031
                                                  =============  ==============  ================  ==============  ============
Contracts With Total Expenses of 1.77%:
     Units sold                                          11,593           5,212               330             426             0
     Units redeemed                                      (9,828)           (785)          (10,578)           (353)          (32)
     Units transferred                                     (653)         (3,133)             (574)          7,082            (8)
                                                  -------------  --------------  ----------------  --------------  ------------
Increase (decrease) in units outstanding                  1,112           1,294           (10,822)          7,155           (40)
Beginning units                                          64,759          19,964            53,148           6,656         1,543
                                                  -------------  --------------  ----------------  --------------  ------------
Ending units                                             65,871          21,258            42,326          13,811         1,503
                                                  =============  ==============  ================  ==============  ============

                                                  Goldman Sachs      Growth-        Growth
                                                    Research         Income      Opportunities
                                                    Portfolio       Portfolio      Portfolio
                                                    (Class 2)       (Class 2)      (Class 2)
                                                  -------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                 $     (10,253)  $    (69,117)  $     (12,797)
     Net realized gains (losses)                         19,201        177,734          41,330
     Change in net unrealized appreciation
         (depreciation) of investments                   58,064        506,454          (6,626)
                                                  -------------   ------------   -------------
         Increase (decrease) in net assets from
          operations                                     67,012        615,071          21,907
                                                  -------------   ------------   -------------

From capital transactions:
     Net proceeds from units sold                        11,275        464,721          64,963
     Cost of units redeemed                            (232,066)      (969,483)       (104,143)
     Annuity benefit payments                                 0              0               0
     Net transfers                                      192,952       (621,058)        (30,962)
                                                  -------------   ------------   -------------
         Increase (decrease) in net assets from
          capital transactions                          (27,839)    (1,125,820)        (70,142)
                                                  -------------   ------------   -------------

Increase (decrease) in net assets                        39,173       (510,749)        (48,235)
Net assets at beginning of period                       725,807      7,301,834         845,376
                                                  -------------   ------------   -------------
Net assets at end of period                       $     764,980   $  6,791,085   $     797,141
                                                  =============   ============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                           1,784         17,697          13,742
     Units redeemed                                     (34,272)       (28,934)        (10,963)
     Units transferred                                   28,009        (21,562)        (13,099)
                                                  -------------   ------------   -------------
Increase (decrease) in units outstanding                 (4,479)       (32,799)        (10,320)
Beginning units                                         102,840        247,669         132,656
                                                  -------------   ------------   -------------
Ending units                                             98,361        214,870         122,336
                                                  =============   ============   =============
Contracts With Total Expenses of 1.77%:
     Units sold                                               0            186               0
     Units redeemed                                      (1,781)        (8,064)        (12,272)
     Units transferred                                      268         (2,552)          4,717
                                                  -------------   ------------   -------------
Increase (decrease) in units outstanding                 (1,513)       (10,430)         (7,555)
Beginning units                                          13,418         36,884          52,716
                                                  -------------   ------------   -------------
Ending units                                             11,905         26,454          45,161
                                                  =============   ============   =============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                                                      International  International        MFS
                                                                        High-Yield     Diversified      Growth       Massachusetts
                                                                           Bond          Equities     and Income    Investors Trust
                                                                         Portfolio      Portfolio      Portfolio       Portfolio
                                                                         (Class 2)      (Class 2)      (Class 2)       (Class 2)
                                                                       -------------  -------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
       Net investment income (loss)                                    $     356,971  $      11,437  $     (11,468) $       (30,480)
       Net realized gains (losses)                                           186,340        379,779        148,466          131,542
       Change in net unrealized appreciation
           (depreciation) of investments                                     215,970        161,611        455,614          215,518
                                                                       -------------  -------------  -------------  ---------------
           Increase (decrease) in net assets from operations                 759,281        552,827        592,612          316,580
                                                                       -------------  -------------  -------------  ---------------

From capital transactions:
       Net proceeds from units sold                                          421,443        538,931        329,266          242,412
       Cost of units redeemed                                               (804,643)    (2,443,931)      (414,764)        (485,853)
       Annuity benefit payments                                                    0              0              0                0
       Net transfers                                                        (636,849)     1,359,228         (3,779)        (732,845)
                                                                       -------------  -------------  -------------  ---------------
           Increase (decrease) in net assets from capital transactions    (1,020,049)      (545,772)       (89,277)        (976,286)
                                                                       -------------  -------------  -------------  ---------------

Increase (decrease) in net assets                                           (260,768)         7,055        503,335         (659,706)
Net assets at beginning of period                                          5,699,533      3,288,176      3,033,045        4,007,299
                                                                       -------------  -------------  -------------  ---------------
Net assets at end of period                                            $   5,438,765  $   3,295,231  $   3,536,380  $     3,347,593
                                                                       =============  =============  =============  ===============

ANALYSIS OF INCREASE (DECREASE) IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
       Units sold                                                             24,303         48,000         27,965           13,255
       Units redeemed                                                        (49,244)      (255,146)       (30,360)         (23,682)
       Units transferred                                                     (41,625)       154,027          2,167          (40,714)
                                                                       -------------  -------------  -------------  ---------------
Increase (decrease) in units outstanding                                     (66,566)       (53,119)          (228)         (51,141)
Beginning units                                                              348,751        337,169        248,621          202,746
                                                                       -------------  -------------  -------------  ---------------
Ending units                                                                 282,185        284,050        248,393          151,605
                                                                       =============  =============  =============  ===============
Contracts With Total Expenses of 1.77%:
       Units sold                                                              2,783          9,653            443              311
       Units redeemed                                                         (2,331)        (1,211)        (4,410)          (3,171)
       Units transferred                                                          56            361         (1,039)             434
                                                                       -------------  -------------  -------------  ---------------
Increase (decrease) in units outstanding                                         508          8,803         (5,006)          (2,426)
Beginning units                                                               31,655         17,029         20,934           20,142
                                                                       -------------  -------------  -------------  ---------------
Ending units                                                                  32,163         25,832         15,928           17,716
                                                                       =============  =============  =============  ===============


                                                                        MFS Mid-Cap        Putnam       SunAmerica
                                                                          Growth      Growth: Voyager    Balanced      Technology
                                                                         Portfolio       Portfolio       Portfolio     Portfolio
                                                                         (Class 2)       (Class 2)       (Class 2)     (Class 2)
                                                                       -------------  ---------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
       Net investment income (loss)                                    $     (52,901) $        (8,127) $      (8,466) $      (9,077)
       Net realized gains (losses)                                            64,189           13,569         21,050          9,852
       Change in net unrealized appreciation
           (depreciation) of investments                                     388,495            9,732        222,897        (30,522)
                                                                       -------------  ---------------  -------------  -------------
           Increase (decrease) in net assets from operations                 399,783           15,174        235,481        (29,747)
                                                                       -------------  ---------------  -------------  -------------

From capital transactions:
       Net proceeds from units sold                                          376,486           71,570        487,797         32,031
       Cost of units redeemed                                               (668,127)        (147,377)      (954,752)      (100,379)
       Annuity benefit payments                                                    0                0              0              0
       Net transfers                                                         122,810          (84,939)       (27,564)       (46,829)
                                                                       -------------  ---------------  -------------  -------------
           Increase (decrease) in net assets from capital transactions      (168,831)        (160,746)      (494,519)      (115,177)
                                                                       -------------  ---------------  -------------  -------------

Increase (decrease) in net assets                                            230,952         (145,572)      (259,038)      (144,924)
Net assets at beginning of period                                          3,441,323          621,956      5,474,919        651,104
                                                                       -------------  ---------------  -------------  -------------
Net assets at end of period                                            $   3,672,275  $       476,384  $   5,215,881  $     506,180
                                                                       =============  ===============  =============  =============

ANALYSIS OF INCREASE (DECREASE) IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
       Units sold                                                             33,725            4,343         34,478         12,730
       Units redeemed                                                        (59,198)          (7,713)       (63,270)       (17,874)
       Units transferred                                                       5,811           (5,123)        (3,104)       (23,759)
                                                                       -------------  ---------------  -------------  -------------
Increase (decrease) in units outstanding                                     (19,662)          (8,493)       (31,896)       (28,903)
Beginning units                                                              320,630           28,800        361,492        189,634
                                                                       -------------  ---------------  -------------  -------------
Ending units                                                                 300,968           20,307        329,596        160,731
                                                                       =============  ===============  =============  =============
Contracts With Total Expenses of 1.77%:
       Units sold                                                              5,532                0              0              0
       Units redeemed                                                         (9,221)          (1,038)        (4,424)       (24,629)
       Units transferred                                                       5,575               (4)           524          5,273
                                                                       -------------  ---------------  -------------  -------------
Increase (decrease) in units outstanding                                       1,886           (1,042)        (3,900)       (19,356)
Beginning units                                                               45,674            8,217         24,978         66,153
                                                                       -------------  ---------------  -------------  -------------
Ending units                                                                  47,560            7,175         21,078         46,797
                                                                       =============  ===============  =============  =============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (continued)

                                                                          Telecom       Worldwide       Foreign         Marsico
                                                                          Utility      High Income       Value           Growth
                                                                         Portfolio      Portfolio      Portfolio       Portfolio
                                                                         (Class 2)      (Class 2)      (Class 3)       (Class 3)
                                                                       ------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
       Net investment income (loss)                                    $     42,446  $       31,293  $       29,813  $       (7,031)
       Net realized gains (losses)                                          (25,213)         10,368         145,553          16,652
       Change in net unrealized appreciation
           (depreciation) of investments                                    168,268           7,742         434,342         101,432
                                                                       ------------  --------------  --------------  --------------
           Increase (decrease) in net assets from operations                185,501          49,403         609,708         111,053
                                                                       ------------  --------------  --------------  --------------

From capital transactions:
       Net proceeds from units sold                                          76,454         253,269       1,156,119         598,775
       Cost of units redeemed                                               (61,316)        (44,315)        (75,734)         (8,584)
       Annuity benefit payments                                                   0               0               0               0
       Net transfers                                                       (327,753)       (166,350)      5,481,123         (24,330)
                                                                       ------------  --------------  --------------  --------------
           Increase (decrease) in net assets from capital transactions     (312,615)         42,604       6,561,508         565,861
                                                                       ------------  --------------  --------------  --------------

Increase (decrease) in net assets                                          (127,114)         92,007       7,171,216         676,914
Net assets at beginning of period                                         1,496,332         613,576         612,607         316,852
                                                                       ------------  --------------  --------------  --------------
Net assets at end of period                                            $  1,369,218  $      705,583  $    7,783,823  $      993,766
                                                                       ============  ==============  ==============  ==============

ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
       Units sold                                                             7,464          12,437          81,351          53,343
       Units redeemed                                                        (5,973)         (2,370)         (5,276)           (556)
       Units transferred                                                    (31,644)         (9,746)        384,610          (2,231)
                                                                       ------------  --------------  --------------  --------------
Increase (decrease) in units outstanding                                    (30,153)            321         460,685          50,556
Beginning units                                                             143,243          32,864          49,154          28,512
                                                                       ------------  --------------  --------------  --------------
Ending units                                                                113,090          33,185         509,839          79,068
                                                                       ============  ==============  ==============  ==============
Contracts With Total Expenses of 1.77%:
       Units sold                                                                 0           2,104           7,889          12,380
       Units redeemed                                                           (10)            (76)           (465)           (347)
       Units transferred                                                          0             105          12,315            (195)
                                                                       ------------  --------------  --------------  --------------
Increase (decrease) in units outstanding                                        (10)          2,133          19,739          11,838
Beginning units                                                               5,277           2,535               5           4,830
                                                                       ------------  --------------  --------------  --------------
Ending units                                                                  5,267           4,668          19,744          16,668
                                                                       ============  ==============  ==============  ==============

                                                                          MFS Total     Small & Mid                     Emerging
                                                                           Return        Cap Value      Comstock         Growth
                                                                          Portfolio      Portfolio      Portfolio      Portfolio
                                                                          (Class 3)      (Class 3)     (Class II)      (Class II)
                                                                       --------------  -------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
       Net investment income (loss)                                    $      (25,226) $     (12,067) $     (53,333) $      (28,665)
       Net realized gains (losses)                                             12,767        339,928        216,176         111,577
       Change in net unrealized appreciation
           (depreciation) of investments                                      245,497        247,321        907,636           2,199
                                                                       --------------  -------------  -------------  --------------
           Increase (decrease) in net assets from operations                  233,038        575,182      1,070,479          85,111
                                                                       --------------  -------------  -------------  --------------

From capital transactions:
       Net proceeds from units sold                                         1,176,820      1,405,011      3,293,992         153,604
       Cost of units redeemed                                                (115,470)      (282,288)      (754,820)       (154,828)
       Annuity benefit payments                                                     0              0              0               0
       Net transfers                                                        1,322,045      8,561,395      3,141,356        (379,040)
                                                                       --------------  -------------  -------------  --------------
           Increase (decrease) in net assets from capital transactions      2,383,395      9,684,118      5,680,528        (380,264)
                                                                       --------------  -------------  -------------  --------------

Increase (decrease) in net assets                                           2,616,433     10,259,300      6,751,007        (295,153)
Net assets at beginning of period                                             865,443        765,442      3,872,189       2,107,785
                                                                       --------------  -------------  -------------  --------------
Net assets at end of period                                            $    3,481,876  $  11,024,742  $  10,623,196  $    1,812,632
                                                                       ==============  =============  =============  ==============

ANALYSIS OF INCREASE (DECREASE)
       IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
       Units sold                                                              39,843         84,724        253,158          14,366
       Units redeemed                                                          (4,795)       (19,765)       (65,181)        (12,811)
       Units transferred                                                       55,339        560,404        267,833         (40,876)
                                                                       --------------  -------------  -------------  --------------
Increase (decrease) in units outstanding                                       90,387        625,363        455,810         (39,321)
Beginning units                                                                35,978         54,714        339,444         215,584
                                                                       --------------  -------------  -------------  --------------
Ending units                                                                  126,365        680,077        795,254         176,263
                                                                       ==============  =============  =============  ==============
Contracts With Total Expenses of 1.77%:
       Units sold                                                              10,565         15,132         45,350           4,110
       Units redeemed                                                            (106)          (834)        (4,647)         (5,384)
       Units transferred                                                          931          3,212         13,237          (4,011)
                                                                       --------------  -------------  -------------  --------------
Increase (decrease) in units outstanding                                       11,390         17,510         53,940          (5,285)
Beginning units                                                                 1,992          1,622         31,988          29,430
                                                                       --------------  -------------  -------------  --------------
Ending units                                                                   13,382         19,132         85,928          24,145
                                                                       ==============  =============  =============  ==============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004
                                   (continued)

                                                            Growth and       Global                     Growth-       Growth
                                                                Income       Growth        Growth        Income   and Income
                                                             Portfolio         Fund          Fund          Fund    Portfolio
                                                             (Class II)    (Class 2)     (Class 2)     (Class 2)   (Class VC)
                                                            ----------   ----------   -----------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                             $   (36,234) $   (63,336) $   (161,694) $    (55,074) $      (225)
   Net realized gains (losses)                                  139,158       76,739        94,531       101,575      142,453
   Change in net unrealized appreciation
       (depreciation) of investments                            516,373      902,851     1,755,458     2,252,914      703,159
                                                            -----------  -----------  ------------  ------------  -----------
      Increase (decrease) in net assets from operations         619,297      916,254     1,688,295     2,299,415      845,387
                                                            -----------  -----------  ------------  ------------  -----------

From capital transactions:
   Net proceeds from units sold                               2,264,809    3,378,055     5,959,916    14,275,576    4,939,762
   Cost of units redeemed                                      (680,755)  (1,155,454)   (1,538,588)   (2,599,586)    (346,812)
   Annuity benefit payments                                           0            0             0             0            0
   Net transfers                                              1,902,675    7,740,830     7,887,233    11,040,328    3,595,356
                                                            -----------  -----------  ------------  ------------  -----------
      Increase (decrease) in net assets from capital
      transactions                                            3,486,729    9,963,431    12,308,561    22,716,318    8,188,306
                                                            -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets                             4,106,026   10,879,685    13,996,856    25,015,733    9,033,693
Net assets at beginning of period                             2,918,413    2,430,368     6,194,824     9,777,935    1,665,319
                                                            -----------  -----------  ------------  ------------  -----------
Net assets at end of period                                 $ 7,024,439  $13,310,053  $ 20,191,680  $ 34,793,668  $10,699,012
                                                            ===========  ===========  ============  ============  ===========
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
      Units sold                                                186,811      213,163       352,321       910,678      434,860
      Units redeemed                                            (55,673)     (76,457)      (99,496)     (175,926)     (28,258)
      Units transferred                                         158,133      485,853       492,458       721,027      313,021
                                                            -----------  -----------  ------------  ------------  -----------
Increase (decrease) in units outstanding                        289,271      622,559       745,283     1,455,779      719,623
Beginning units                                                 249,631      155,064       406,199       664,617      150,561
                                                            -----------  -----------  ------------  ------------  -----------
Ending units                                                    538,902      777,623     1,151,482     2,120,396      870,184
                                                            ===========  ===========  ============  ============  ===========
Contracts With Total Expenses of 1.77%:
      Units sold                                                 10,215       13,503        46,851        72,783       22,119
      Units redeemed                                             (4,189)        (528)       (2,456)       (2,732)      (3,527)
      Units transferred                                           3,873       14,160        30,805        40,435       17,724
                                                            -----------  -----------  ------------  ------------  -----------
Increase (decrease) in units outstanding                          9,899       27,135        75,200       110,486       36,316
Beginning units                                                  12,434       11,544        16,190        24,166        7,224
                                                            -----------  -----------  ------------  ------------  -----------
Ending units                                                     22,333       38,679        91,390       134,652       43,540
                                                            ===========  ===========  ============  ============  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31,2003

                                                                                               Government
                                                                 Asset           Capital          and
                                                               Allocation     Appreciation    Quality Bond      Growth
                                                               Portfolio        Portfolio      Portfolio       Portfolio
                                                               (Class 1)        (Class 1)      (Class 1)       (Class 1)
                                                             -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                            $    725,347    $   (794,710)   $  1,283,831    $   (265,111)
     Net realized gains (losses)                                 (659,120)         30,753       1,277,366      (2,988,427)
     Change in net unrealized appreciation
         (depreciation) of investments                          6,431,230      14,513,557      (2,049,874)     10,001,919
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from operations      6,497,457      13,749,600         511,323       6,748,381
                                                             ------------    ------------    ------------    ------------

From capital transactions:
     Net proceeds from units sold                                 784,590         911,518       1,225,692         825,738
     Cost of units redeemed                                    (3,624,696)     (5,450,175)    (11,049,040)     (3,126,380)
     Annuity benefit payments                                     (62,133)        (18,077)        (30,794)        (68,934)
     Net transfers                                              2,893,187         608,449      (7,370,293)       (283,013)
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from capital
           transactions                                            (9,052)     (3,948,285)    (17,224,435)     (2,652,589)
                                                             ------------    ------------    ------------    ------------

Increase (decrease) in net assets                               6,488,405       9,801,315     (16,713,112)      4,095,792
Net assets at beginning of period                              30,842,060      48,956,063      62,758,317      26,457,545
                                                             ------------    ------------    ------------    ------------
Net assets at end of period                                  $ 37,330,465    $ 58,757,378    $ 46,045,205    $ 30,553,337
                                                             ============    ============    ============    ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                                    37,363          24,459          68,982          30,415
     Units redeemed                                              (183,792)       (182,363)       (663,212)       (134,271)
     Units transferred                                            145,328           8,217        (425,888)        (20,205)
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                           (1,101)       (149,687)     (1,020,118)       (124,061)
Beginning units                                                 1,804,886       1,854,892       3,727,652       1,255,588
                                                             ------------    ------------    ------------    ------------
Ending units                                                    1,803,785       1,705,205       2,707,534       1,131,527
                                                             ============    ============    ============    ============
Contracts With Total Expenses of 1.77%:
     Units sold                                                       826           2,739           4,174             556
     Units redeemed                                                (2,125)         (1,359)         (4,759)           (442)
     Units transferred                                               (130)           (714)        (18,823)            256
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                           (1,429)            666         (19,408)            370
Beginning units                                                    14,688          43,419          75,513          12,858
                                                             ------------    ------------    ------------    ------------
Ending units                                                       13,259          44,085          56,105          13,228
                                                             ============    ============    ============    ============

                                                                                                              Government
                                                               Natural           Asset          Capital           and
                                                              Resources        Allocation    Appreciation     Quality Bond
                                                              Portfolio        Portfolio       Portfolio       Portfolio
                                                              (Class 1)        (Class 2)       (Class 2)       (Class 2)
                                                             -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                            $    (41,064)   $    198,091    $   (130,536)   $    593,172
     Net realized gains (losses)                                  232,992          56,684         197,309         316,573
     Change in net unrealized appreciation
         (depreciation) of investments                          2,147,854       1,407,325       2,145,365        (745,537)
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from operations      2,339,782       1,662,100       2,212,138         164,208
                                                             ------------    ------------    ------------    ------------

From capital transactions:
     Net proceeds from units sold                                  63,924         582,698         557,757       2,210,600
     Cost of units redeemed                                      (684,031)       (973,209)       (863,123)     (4,208,329)
     Annuity benefit payments                                      (1,720)              0               0               0
     Net transfers                                                982,482       2,525,609       1,535,195      (1,093,765)
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from capital
           transactions                                           360,655       2,135,098       1,229,829      (3,091,494)
                                                             ------------    ------------    ------------    ------------

Increase (decrease) in net assets                               2,700,437       3,797,198       3,441,967      (2,927,286)
Net assets at beginning of period                               5,341,920       6,639,959       6,777,738      24,097,698
                                                             ------------    ------------    ------------    ------------
Net assets at end of period                                  $  8,042,357    $ 10,437,157    $ 10,219,705    $ 21,170,412
                                                             ============    ============    ============    ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                                     3,717          31,903          19,367         128,607
     Units redeemed                                               (40,551)        (51,464)        (24,960)       (243,272)
     Units transferred                                             52,212         137,686          43,755         (57,082)
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                           15,378         118,125          38,162        (171,747)
Beginning units                                                   345,600         365,202         230,201       1,363,986
                                                             ------------    ------------    ------------    ------------
Ending units                                                      360,978         483,327         268,363       1,192,239
                                                             ============    ============    ============    ============
Contracts With Total Expenses of 1.77%:
     Units sold                                                         0             207             938           5,195
     Units redeemed                                                     0          (1,112)         (4,240)        (10,895)
     Units transferred                                             (3,136)             81           7,080         (10,606)
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                           (3,136)           (824)          3,778         (16,306)
Beginning units                                                     3,543          27,300          32,723          99,375
                                                             ------------    ------------    ------------    ------------
Ending units                                                          407          26,476          36,501          83,069
                                                             ============    ============    ============    ============

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31,2003
                                   (continued)


                                                                                Natural       Aggressive       Alliance
                                                                Growth         Resources        Growth          Growth
                                                               Portfolio       Portfolio       Portfolio       Portfolio
                                                               (Class 2)       (Class 2)       (Class 1)       (Class 1)
                                                             -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                            $    (47,194)   $     (9,072)   $   (177,306)   $   (719,792)
     Net realized gains (losses)                                  (54,363)         29,496         234,818     (10,063,013)
     Change in net unrealized appreciation
         (depreciation) of investments                          1,160,430         429,982       2,637,616      22,771,012
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from operations      1,058,873         450,406       2,695,128      11,988,207
                                                             ------------    ------------    ------------    ------------

From capital transactions:
     Net proceeds from units sold                                 518,735          87,116          67,750         973,348
     Cost of units redeemed                                      (459,984)       (149,202)       (682,362)     (6,464,970)
     Annuity benefit payments                                           0               0          (6,620)       (113,412)
     Net transfers                                                345,169         282,444        (532,976)     (4,198,561)
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from capital
           transactions                                           403,920         220,358      (1,154,208)     (9,803,595)
                                                             ------------    ------------    ------------    ------------

Increase (decrease) in net assets                               1,462,793         670,764       1,540,920       2,184,612
Net assets at beginning of period                               3,340,406         825,446      11,313,236      55,602,247
                                                             ------------    ------------    ------------    ------------
Net assets at end of period                                  $  4,803,199    $  1,496,210    $ 12,854,156    $ 57,786,859
                                                             ============    ============    ============    ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                                    21,503           4,081           5,313          35,503
     Units redeemed                                               (14,380)         (7,837)        (53,717)       (260,069)
     Units transferred                                             15,150          16,714         (66,991)       (183,186)
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                           22,273          12,958        (115,395)       (407,752)
Beginning units                                                   134,870          46,153       1,113,813       2,495,614
                                                             ------------    ------------    ------------    ------------
Ending units                                                      157,143          59,111         998,418       2,087,862
                                                             ============    ============    ============    ============
Contracts With Total Expenses of 1.77%:
     Units sold                                                       912           1,379               0             101
     Units redeemed                                                (4,433)         (1,401)           (139)         (3,086)
     Units transferred                                              1,391             459           1,598           4,566
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                           (2,130)            437           1,459           1,581
Beginning units                                                    25,443           7,855           3,336          23,197
                                                             ------------    ------------    ------------    ------------
Ending units                                                       23,313           8,292           4,795          24,778
                                                             ============    ============    ============    ============

                                                                                                                 Davis
                                                              Blue Chip           Cash         Corporate        Venture
                                                               Growth          Management        Bond            Value
                                                              Portfolio         Portfolio      Portfolio       Portfolio
                                                              (Class 1)        (Class 1)       (Class 1)       (Class 1)
                                                             -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                            $    (22,960)   $    (34,221)   $    809,160    $   (566,719)
     Net realized gains (losses)                                  110,008          11,671         156,635      (3,531,001)
     Change in net unrealized appreciation
         (depreciation) of investments                            292,114        (355,502)        877,120      27,929,662
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from operations        379,162        (378,052)      1,842,915      23,831,942
                                                             ------------    ------------    ------------    ------------

From capital transactions:
     Net proceeds from units sold                                 408,777       6,371,397         452,376       1,343,864
     Cost of units redeemed                                       (79,158)    (40,582,194)     (3,258,275)     (8,745,561)
     Annuity benefit payments                                           0          (3,800)        (13,344)        (51,190)
     Net transfers                                                512,383     (35,088,658)        (52,365)     (1,799,395)
                                                             ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from capital
           transactions                                           842,002     (69,303,255)     (2,871,608)     (9,252,282)
                                                             ------------    ------------    ------------    ------------

Increase (decrease) in net assets                               1,221,164     (69,681,307)     (1,028,693)     14,579,660
Net assets at beginning of period                               1,137,508      93,136,320      19,100,166      83,994,952
                                                             ------------    ------------    ------------    ------------
Net assets at end of period                                  $  2,358,672    $ 23,455,013    $ 18,071,473    $ 98,574,612
                                                             ============    ============    ============    ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                                    67,354         487,867          25,375          46,330
     Units redeemed                                               (15,921)     (3,096,579)       (200,211)       (360,898)
     Units transferred                                            107,462      (2,697,962)         (5,119)        (88,966)
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                          158,895      (5,306,674)       (179,955)       (403,534)
Beginning units                                                   219,074       7,100,813       1,250,457       3,853,665
                                                             ------------    ------------    ------------    ------------
Ending units                                                      377,969       1,794,139       1,070,502       3,450,131
                                                             ============    ============    ============    ============
Contracts With Total Expenses of 1.77%:
     Units sold                                                     2,398           1,229           2,408           1,302
     Units redeemed                                                  (520)         (8,358)         (3,077)         (2,574)
     Units transferred                                              3,259         (14,162)         (2,500)         (4,497)
                                                             ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                            5,137         (21,291)         (3,169)         (5,769)
Beginning units                                                    24,894          41,598          41,384          49,296
                                                             ------------    ------------    ------------    ------------
Ending units                                                       30,031          20,307          38,215          43,527
                                                             ============    ============    ============    ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2003
                                  (continued)


                                          "Dogs" of      Federated        Global        Global
                                        Wall Street  American Leaders      Bond        Equities
                                          Portfolio      Portfolio      Portfolio     Portfolio
                                          (Class 1)      (Class 1)      (Class 1)     (Class 1)
                                        -----------  ---------------   ----------   ------------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
  Net investment income (loss)          $    83,179      $     13,386  $   (84,705) $   (150,996)
  Net realized gains (losses)              (127,687)         (811,977)      43,530     1,091,737
  Change in net unrealized appreciation
    (depreciation) of investments         1,259,295         5,152,867      154,498     1,657,945
                                        -----------      ------------  -----------  ------------
    Increase (decrease) in net assets
      from operations                     1,214,787         4,354,276      113,323     2,598,686
                                        -----------      ------------  -----------  ------------

From capital transactions:
  Net proceeds from units sold              133,253           240,808      105,782        79,714
  Cost of units redeemed                   (733,715)       (2,028,900)    (961,403)   (1,154,661)
  Annuity benefit payments                   (4,431)           (9,489)      (1,797)       (9,040)
  Net transfers                            (424,995)         (558,198)    (193,525)     (798,042)
                                        -----------      ------------  -----------  ------------
    Increase (decrease) in net assets
      from capital transactions          (1,029,888)       (2,355,779)  (1,050,943)   (1,882,029)
                                        -----------      ------------  -----------  ------------

Increase (decrease) in net assets           184,899         1,998,497     (937,620)      716,657
Net assets at beginning of period         7,671,093        18,761,073    5,982,481    11,805,427
                                        -----------      ------------  -----------  ------------
Net assets at end of period             $ 7,855,992      $ 20,759,570  $ 5,044,861  $ 12,522,084
                                        ===========      ============  ===========  ============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of
    1.52%:
  Units sold                                 13,465            15,993        6,249         5,122
  Units redeemed                            (74,359)         (144,261)     (56,973)      (74,183)
  Units transferred                         (56,745)          (44,339)     (13,382)      (68,855)
                                        -----------      ------------  -----------  ------------
Increase (decrease) in units
    outstanding                            (117,639)         (172,607)     (64,106)     (137,916)
Beginning units                             853,991         1,436,161      365,051       929,945
                                        -----------      ------------  -----------  ------------
Ending units                                736,352         1,263,554      300,945       792,029
                                        ===========      ============  ===========  ============
Contracts With Total Expenses
    of 1.77%:

  Units sold                                      0                 0            0             0
  Units redeemed                               (174)             (633)        (794)          (47)
  Units transferred                           2,972               225        1,572        (1,656)
                                        -----------      ------------  -----------  ------------
Increase (decrease) in units
    outstanding                               2,798              (408)         778        (1,703)
Beginning units                               5,948            13,372          598         7,913
                                        -----------      ------------  -----------  ------------
Ending units                                  8,746            12,964        1,376         6,210
                                        ===========      ============  ===========  ============


                                          Goldman
                                           Sachs        Growth-       Growth      High-Yield
                                         Research       Income     Opportunities     Bond
                                         Portfolio     Portfolio     Portfolio     Portfolio
                                         (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                        -----------  ------------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
  Net investment income (loss)          $   (16,455) $   (349,666) $     (12,177) $ 1,140,047
  Net realized gains (losses)              (105,945)   (5,319,929)        (9,104)     337,046
  Change in net unrealized appreciation
    (depreciation) of investments           324,904    19,468,882        217,288    2,998,488
                                        -----------  ------------  -------------  -----------
    Increase (decrease) in net assets
      from operations                       202,504    13,799,287        196,007    4,475,581
                                        -----------  ------------  -------------  -----------

From capital transactions:
  Net proceeds from units sold               25,265     1,342,531         17,935      363,958
  Cost of units redeemed                   (130,589)   (7,118,939)      (130,970)  (2,315,555)
  Annuity benefit payments                        0      (130,872)             0       (3,483)
  Net transfers                            (234,751)   (4,912,254)       512,353    6,381,257
                                        -----------  ------------  -------------  -----------
    Increase (decrease) in net assets
      from capital transactions            (340,075)  (10,819,534)       399,318    4,426,177
                                        -----------  ------------  -------------  -----------

Increase (decrease) in net assets          (137,571)    2,979,753        595,325    8,901,758
Net assets at beginning of period         1,234,352    63,804,005        520,328   12,751,578
                                        -----------  ------------  -------------  -----------
Net assets at end of period             $ 1,096,781  $ 66,783,758  $   1,115,653  $21,653,336
                                        ===========  ============  =============  ===========

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of
    1.52%:
  Units sold                                  4,542        53,197          3,989       27,256
  Units redeemed                            (23,127)     (312,805)       (29,359)    (167,719)
  Units transferred                         (40,941)     (208,134)       118,547      483,903
                                        -----------  ------------  -------------  -----------
Increase (decrease) in units
    outstanding                             (59,526)     (467,742)        93,177      343,440
Beginning units                             213,444     3,040,385        147,919    1,079,944
                                        -----------  ------------  -------------  -----------
Ending units                                153,918     2,572,643        241,096    1,423,384
                                        ===========  ============  =============  ===========
Contracts With Total Expenses
    of 1.77%:

  Units sold                                      0             9              0          266
  Units redeemed                               (126)         (506)          (133)      (4,694)
  Units transferred                          (8,430)       (3,472)          (421)       2,050
                                        -----------  ------------  -------------  -----------
Increase (decrease) in units
    outstanding                              (8,556)       (3,969)          (554)      (2,378)
Beginning units                              29,747        19,928          3,319       18,915
                                        -----------  ------------  -------------  -----------
Ending units                                 21,191        15,959          2,765       16,537
                                        ===========  ============  =============  ===========

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2003
                                  (continued)

                                         International   International                      MFS
                                          Diversified      Growth and     Marsico      Massachusetts
                                           Equities          Income       Growth      Investors Trust
                                           Portfolio        Portfolio    Portfolio       Portfolio
                                           (Class 1)        (Class 1)   (Class 1)*       (Class 1)
                                         ------------    -------------  ----------   ----------------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
  Net investment income (loss)           $    487,459    $     (21,861) $  (10,527)  $       (37,957)
  Net realized gains (losses)               2,399,783        1,132,545      25,528          (574,683)
  Change in net unrealized appreciation
      (depreciation) of investments         2,415,315          701,379     109,159         1,706,276
                                         ------------    -------------  ----------   ---------------
      Increase (decrease) in net assets
        from operations                     5,302,557        1,812,063     124,160         1,093,636
                                         ------------    -------------  ----------   ---------------

From capital transactions:
  Net proceeds from units sold                170,251          107,362      16,637           218,871
  Cost of units redeemed                   (3,680,292)      (1,260,321)    (44,144)         (386,138)
  Annuity benefit payments                     (5,502)               0           0                 0
  Net transfers                               745,345        1,309,547   1,551,744           555,392
                                         ------------    -------------  ----------   ---------------
      Increase (decrease) in net assets
         from capital transactions         (2,770,198)         156,588   1,524,237           388,125
                                         ------------    -------------  ----------   ---------------

Increase (decrease) in net assets           2,532,359        1,968,651   1,648,397         1,481,761
Net assets at beginning of period          18,579,816        3,126,169           0         4,992,265
                                         ------------    -------------  ----------   ---------------
Net assets at end of period              $ 21,112,175    $   5,094,820  $1,648,397   $     6,474,026
                                         ============    =============  ==========   ===============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of
    1.52%:
  Units sold                                   17,941            9,603       1,805            13,275
  Units redeemed                             (392,226)        (111,715)     (4,827)          (23,208)
  Units transferred                            38,988          182,982     175,578            48,421
                                         ------------    -------------  ----------   ---------------
Increase (decrease) in units outstanding     (335,297)          80,870     172,556            38,488
Beginning units                             2,588,862          361,014           0           308,531
                                         ------------    -------------  ----------   ---------------
Ending units                                2,253,565          441,884     172,556           347,019
                                         ============    =============  ==========   ===============

Contracts With Total Expenses of
    1.77%:

  Units sold                                      414                0           0                54
  Units redeemed                                 (800)             (61)          0              (202)
  Units transferred                            12,982           (2,886)          0           (13,338)
                                         ------------    -------------  ----------   ---------------
Increase (decrease) in units outstanding       12,596           (2,947)          0           (13,486)
Beginning units                                   818           12,733           0            25,647
                                         ------------    -------------  ----------   ---------------
Ending units                                   13,414            9,786           0            12,161
                                         ============    =============  ==========   ===============


                                             MFS
                                           Mid-Cap          MFS          Putnam        SunAmerica
                                            Growth     Total Return  Growth: Voyager    Balanced
                                          Portfolio      Portfolio      Portfolio       Portfolio
                                          (Class 1)     (Class 1)*      (Class 1)       (Class 1)
                                         ------------  ------------  ---------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
  Net investment income (loss)           $   (162,715) $     63,003    $    (22,144)  $    192,911
  Net realized gains (losses)                 236,738         1,544         (19,688)    (2,100,956)
  Change in net unrealized appreciation
      (depreciation) of investments         2,918,478        65,371         410,001      5,309,942
                                         ------------  ------------  --------------   ------------
      Increase (decrease) in net assets
        from operations                     2,992,501       129,918         368,169      3,401,897
                                         ------------  ------------  --------------   ------------

From capital transactions:
  Net proceeds from units sold                129,425       539,659         104,483        501,361
  Cost of units redeemed                     (583,226)      (19,454)       (135,883)    (3,706,672)
  Annuity benefit payments                          0             0               0        (33,060)
  Net transfers                             7,928,581     1,998,754         355,872     (1,498,883)
                                         ------------  ------------  --------------   ------------
      Increase (decrease) in net assets
         from capital transactions          7,474,780     2,518,959         324,472     (4,737,254)
                                         ------------  ------------  --------------   ------------

Increase (decrease) in net assets          10,467,281     2,648,877         692,641     (1,335,357)
Net assets at beginning of period           3,090,861             0       1,429,198     29,089,627
                                         ------------  ------------  --------------   ------------
Net assets at end of period              $ 13,558,142  $  2,648,877    $  2,121,839   $ 27,754,270
                                         ============  ============  ==============   ============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of
    1.52%:
  Units sold                                   15,945        23,113           4,372         34,839
  Units redeemed                              (63,561)         (883)         (7,901)      (276,799)
  Units transferred                         1,040,330        91,698          24,519       (122,398)
                                         ------------  ------------  --------------   ------------
Increase (decrease) in units outstanding      992,714       113,928          20,990       (364,358)
Beginning units                               412,156             0          99,343      2,302,709
                                         ------------  ------------  --------------   ------------
Ending units                                1,404,870       113,928         120,333      1,938,351
                                         ============  ============  ==============   ============

Contracts With Total Expenses of
    1.77%:

  Units sold                                       27         1,271           1,783            414
  Units redeemed                               (3,650)           (8)           (400)          (485)
  Units transferred                             4,786           532             (93)        (2,918)
                                         ------------  ------------  --------------   ------------
Increase (decrease) in units outstanding        1,163         1,795           1,290         (2,989)
Beginning units                                30,661             0           4,001         15,203
                                         ------------  ------------  --------------   ------------
Ending units                                   31,824         1,795           5,291         12,214
                                         ============  ============  ==============   ============


            *For the period from July 28, 2003 to December 31, 2003

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2003
                                  (continued)

                                                        Worldwide
                                              Telecom     High      Aggressive   Alliance    Blue Chip      Cash       Corporate
                               Technology     Utility    Income      Growth       Growth      Growth      Management     Bond
                               Portfolio     Portfolio  Portfolio   Portfolio    Portfolio   Portfolio    Portfolio    Portfolio
                               (Class 1)     (Class 1)  (Class 1)   (Class 2)    (Class 2)   (Class 2)    (Class 2)    (Class 2)
                              ------------ ------------ ----------  ----------- -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET
ASSETS:
From operations:
 Net investment income (loss) $  (111,857) $   206,061  $  301,379  $  (11,300) $   (95,560) $  (21,088) $    (66,686) $   304,987
 Net realized gains (losses)      199,825   (1,051,685)   (330,996)      1,918     (321,656)    (12,249)      (62,470)      62,460
 Change in net unrealized
  appreciation (depreciation)
    of investments              2,484,499    1,537,015   1,035,222     174,941    1,808,865     333,160       (66,616)     299,742
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------
     Increase (decrease) in
      net assets from
      operations                2,572,467      691,391   1,005,605     165,559    1,391,649     299,823      (195,772)     667,189
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  ------------

From capital transactions:
 Net proceeds from units
  sold                             93,093       38,570     148,814      53,558      492,490     413,036    14,630,452      571,131
 Cost of units redeemed          (132,875)    (574,367)   (629,580)    (60,261)    (629,347)   (259,503)  (35,898,987)    (754,327)
 Annuity benefit payments               0       (3,684)     (2,518)          0            0           0             0            0
 Net transfers                  5,861,596     (368,110)    750,308     227,760      (43,697)     54,444    (5,139,574)   1,068,919
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------
     Increase (decrease) in
      net assets from capital
      transactions              5,821,814     (907,591)    267,024     221,057     (180,554)    207,977   (26,408,109)     885,723
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------

Increase (decrease) in
  net assets                    8,394,281     (216,200)  1,272,629     386,616    1,211,095     507,800   (26,603,881)   1,552,912
Net assets at beginning
  of period                       838,001    5,018,178   3,624,287     543,640    5,885,748   1,149,331    36,683,427    6,151,038
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------
Net assets at end of period   $ 9,232,282  $ 4,801,978  $4,896,916  $  930,256  $ 7,096,843  $1,657,131  $ 10,079,546  $ 7,703,950
                              ===========  ===========  ==========  ==========  ===========  ==========  ============  ===========

ANALYSIS OF INCREASE
(DECREASE) IN UNITS
 OUTSTANDING:
Contracts With Total
Expenses of 1.52%:
 Units sold                        45,613        3,854       8,459       4,873       19,726      73,759     1,126,163       35,432
 Units redeemed                   (53,143)     (62,164)    (38,906)     (2,279)     (18,882)    (40,053)   (2,721,783)     (44,706)
 Units transferred              3,126,474      (47,402)     53,646      16,266          349      (1,027)     (357,442)      68,368
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------
Increase (decrease)
 in units outstanding           3,118,944     (105,712)     23,199      18,860        1,193      32,679    (1,953,062)      59,094
Beginning units                   477,205      580,807     257,489      41,145      227,946     203,638     2,691,023      372,600
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------
Ending units                    3,596,149      475,095     280,688      60,005      229,139     236,317       737,961      431,694
                              ===========  ===========  ==========  ==========  ===========  ==========  ============  ===========
Contracts With Total
Expenses of 1.77%:
 Units sold                             0            0         620           0          730       7,111           332        1,641
 Units redeemed                      (488)           0        (773)     (2,949)      (6,171)     (9,966)      (47,455)      (4,065)
 Units transferred                  5,342            3          15       3,185       (2,538)     10,614       (36,121)         787
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------
Increase (decrease)
in units outstanding                4,854            3        (138)        236       (7,979)      7,759       (83,244)      (1,637)
Beginning units                     9,496          238         840      12,792       40,550      43,031       127,783       44,153
                              -----------  -----------  ----------  ----------  -----------  ----------  ------------  -----------
Ending units                       14,350          241         702      13,028       32,571      50,790        44,539       42,516
                              ===========  ===========  ==========  ==========  ===========  ==========  ============  ===========

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2003
                                  (continued)

                                                          Federated                             Goldman
                                  Davis      "Dogs" of    American     Global      Global        Sachs      Growth-       Growth
                              Venture Value Wall Street    Leaders      Bond      Equities      Research    Income     Opportunities
                                Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio   Portfolio     Portfolio
                                (Class 2)    (Class 2)    (Class 2)   (Class 2)   (Class 2)    (Class 2)   (Class 2)     (Class 2)
                              ------------- -----------  ------------ ----------  ----------  ----------- ---------    ------------
INCREASE (DECREASE)
 IN NET ASSETS:
From operations:
 Net investment income (loss) $   (115,484) $    23,164   $   (3,242) $  (23,500) $  (16,301) $  (10,236) $   (46,501) $  (10,543)
 Net realized gains (losses)       (82,317)     (15,531)     (49,207)     20,505     116,983      (8,572)    (143,368)      2,283
 Change in net unrealized
  appreciation (depreciation)
    of investments               4,360,779      333,541      744,258      32,764     169,705     159,140    1,666,236     194,762
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------
  Increase (decrease) in
   net assets from operations    4,162,978      341,174      691,809      29,769     270,387     140,332    1,476,367     186,502
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------

From capital transactions:
 Net proceeds from units
  sold                           1,455,924      659,178      461,316     187,980     288,697      31,858      361,377      67,573
 Cost of units redeemed         (1,314,572)    (355,991)    (494,615)   (283,438)   (107,285)    (58,259)    (734,145)   (133,433)
 Annuity benefit payments                0            0            0           0           0           0            0           0
 Net transfers                     945,834      363,539       17,765     278,949     340,663      27,763     (180,348)    294,444
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------
  Increase (decrease) in
   net assets from capital
   transactions                  1,087,186      666,726      (15,534)    183,491     522,075       1,362     (553,116)    228,584
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------

Increase (decrease) in
 net assets                      5,250,164    1,007,900      676,275     213,260     792,462     141,694      923,251     415,086
Net assets at beginning
 of period                      12,762,108    1,350,248    2,752,682   1,406,743     709,962     584,113    6,378,583     430,290
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of period   $ 18,012,272  $ 2,358,148   $3,428,957  $1,620,003  $1,502,424  $  725,807  $ 7,301,834  $  845,376
                              ============  ===========   ==========  ==========  ==========  ==========  ===========  ==========

ANALYSIS OF INCREASE
 (DECREASE) IN UNITS
 OUTSTANDING:
Contracts With Total
Expenses of 1.52%:
 Units sold                         57,389       72,430       32,407      10,445      20,882       5,938       15,356      16,805
 Units redeemed                    (46,934)     (38,868)     (29,233)    (16,349)     (6,799)     (1,514)     (24,590)     (8,390)
 Units transferred                  28,103       38,480       (1,636)     18,137      27,743       4,832       (5,209)     47,237
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
units outstanding                   38,558       72,042        1,538      12,233      41,826       9,256      (14,443)     55,652
Beginning units                    538,252      132,185      157,053      78,599      52,732      93,584      262,112      77,004
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------
Ending units                       576,810      204,227      158,591      90,832      94,558     102,840      247,669     132,656
                              ============  ===========   ==========  ==========  ==========  ==========  ===========  ==========
Contracts With Total
Expenses of 1.77%:
 Units sold                          4,764          425          742         911           0           0          773           0
 Units redeemed                     (7,061)      (1,166)      (5,949)       (636)       (892)     (8,609)      (7,197)    (22,603)
 Units transferred                  10,375        1,362        2,266      (1,208)     (1,368)        398       (1,628)     27,094
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in units
 outstanding                         8,078          621       (2,941)       (933)     (2,260)     (8,211)      (8,052)      4,491
Beginning units                     56,681       19,343       56,089       7,589       3,803      21,629       44,936      48,225
                              ------------  -----------   ----------  ----------  ----------  ----------  -----------  ----------
Ending units                        64,759       19,964       53,148       6,656       1,543      13,418       36,884      52,716
                              ============  ===========   ==========  ==========  ==========  ==========  ===========  ==========

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2003
                                  (continued)

                                                                 International   International        MFS
                                                    High-Yield    Diversified       Growth       Massachusetts  MFS Mid-Cap
                                                       Bond         Equities      and Income    Investors Trust   Growth
                                                     Portfolio     Portfolio       Portfolio       Portfolio     Portfolio
                                                     (Class 2)     (Class 2)       (Class 2)       (Class 2)     (Class 2)
                                                    -----------  -------------   -------------  --------------- -----------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
        Net investment income (loss)                $   293,395   $     51,050   $    (16,849)  $   (25,503)    $   (45,555)
        Net realized gains (losses)                     897,161        757,205        962,370            (2)       (107,465)
        Change in net unrealized appreciation
            (depreciation) of investments               335,040        246,461        463,357       699,676       1,004,236
                                                    -----------   ------------   ------------   -----------     -----------
            Increase (decrease) in net assets
              from operations                         1,525,596      1,054,716      1,408,878       674,171         851,216
                                                    -----------   ------------   ------------   -----------     -----------
From capital transactions:

        Net proceeds from units sold                    554,229        186,515        682,919       548,844         322,296
        Cost of units redeemed                         (964,964)    (3,119,141)    (1,968,100)     (297,858)       (427,635)
        Annuity benefit payments                              0              0              0             0               0
        Net transfers                                 1,763,553      3,340,245        462,918       626,835         431,491
                                                    -----------   ------------   ------------   -----------     -----------
            Increase (decrease) in net assets
              from capital transactions               1,352,818        407,619       (822,263)      877,821         326,152
                                                    -----------   ------------   ------------   -----------     -----------

Increase (decrease) in net assets                     2,878,414      1,462,335        586,615     1,551,992       1,177,368
Net assets at beginning of period                     2,821,119      1,825,841      2,446,430     2,455,307       2,263,955
                                                    -----------   ------------   ------------   -----------     -----------
Net assets at end of period                         $ 5,699,533   $  3,288,176   $  3,033,045   $ 4,007,299     $ 3,441,323
                                                    ===========   ============   ============   ===========     ===========
ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:

Contracts With Total Expenses of 1.52%:
        Units sold                                       37,818         20,092         79,805        33,906          38,255
        Units redeemed                                  (68,952)      (420,250)      (241,037)      (13,676)        (41,279)
        Units transferred                               151,952        499,379        137,949        35,860          37,124
                                                    -----------   ------------   ------------   -----------     -----------
Increase (decrease) in units outstanding                120,818         99,221        (23,283)       56,090          34,100
Beginning units                                         227,933        237,948        271,904       146,656         286,530
                                                    -----------   ------------   ------------   -----------     -----------
Ending units                                            348,751        337,169        248,621       202,746         320,630
                                                    ===========   ============   ============   ===========     ===========
Contracts With Total Expenses of 1.77%:
        Units sold                                        4,080              0          1,910           804           3,270
        Units redeemed                                     (886)        (1,271)          (795)       (4,294)         (8,677)
        Units transferred                                12,793          1,123         (1,038)        5,808          12,473
                                                    -----------   ------------   ------------   -----------     -----------
Increase (decrease) in units outstanding                 15,987           (148)            77         2,318           7,066
Beginning units                                          15,668         17,177         20,857        17,824          38,608
                                                    -----------   ------------   ------------   -----------     -----------
Ending units                                             31,655         17,029         20,934        20,142          45,674
                                                    ===========   ============   ============   ===========     ===========
                                                       Putnam         SunAmerica
                                                   Growth: Voyager     Balanced        Technology
                                                      Portfolio        Portfolio        Portfolio
                                                      (Class 2)        (Class 2)        (Class 2)
                                                   ---------------    ----------       -----------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
        Net investment income (loss)                $    (10,189)     $    32,564      $  (8,105)
        Net realized gains (losses)                      (14,771)         (86,963)        (4,665)
        Change in net unrealized appreciation
            (depreciation) of investments                162,690          675,831        206,872
                                                    ------------      -----------      ---------
            Increase (decrease) in net assets
              from operations                            137,730          621,432        194,102
                                                    ------------      -----------      ---------
From capital transactions:

        Net proceeds from units sold                      41,876          450,629         98,762
        Cost of units redeemed                          (149,827)        (536,658)       (71,036)
        Annuity benefit payments                               0                0              0
        Net transfers                                    (87,678)         192,710         77,138
                                                    ------------      -----------      ---------
            Increase (decrease) in net assets
              from capital transactions                 (195,629)         106,681        104,864
                                                    ------------      -----------      ---------

Increase (decrease) in net assets                        (57,899)         728,113        298,966
Net assets at beginning of period                        679,855        4,746,806        352,138
                                                    ------------      -----------      ---------
Net assets at end of period                         $    621,956      $ 5,474,919      $ 651,104
                                                    ============      ===========      =========

ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:

Contracts With Total Expenses of 1.52%:
        Units sold                                         1,681           33,878         40,481
        Units redeemed                                    (5,981)         (33,546)        (9,343)
        Units transferred                                 (6,143)           4,127         19,804
                                                    ------------      -----------      ---------
Increase (decrease) in units outstanding                 (10,443)           4,459         50,942
Beginning units                                           39,243          357,033        138,692
                                                    ------------      -----------      ---------
Ending units                                              28,800          361,492        189,634
                                                    ============      ===========      =========
Contracts With Total Expenses of 1.77%:
        Units sold                                           829              165          6,743
        Units redeemed                                    (3,145)          (6,530)       (21,505)
        Units transferred                                    455            9,102         14,580
                                                    ------------      -----------      ---------
Increase (decrease) in units outstanding                  (1,861)           2,737           (182)
Beginning units                                           10,078           22,241         66,335
                                                    ------------      -----------      ---------
Ending units                                               8,217           24,978         66,153
                                                    ============      ===========      =========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (continued)

                                                      Telecom            Worldwide       Foreign         Marsico        MFS Total
                                                      Utility           High Income       Value          Growth          Return
                                                     Portfolio           Portfolio      Portfolio       Portfolio       Portfolio
                                                     (Class 2)           (Class 2)      (Class 3)*      (Class 3)*      (Class 3)*
                                                    ----------          ----------      ----------      ----------      ----------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
        Net investment income (loss)                $    63,477          $  38,779      $  (1,343)      $  (3,390)      $  17,242
        Net realized gains (losses)                     (61,144)            35,389         23,099          18,564           1,870
        Change in net unrealized appreciation
            (depreciation) of investments               212,004             28,950         40,575          21,201          26,855
                                                    -----------          ---------      ---------       ---------       ---------
            Increase (decrease) in net assets
               from operations                          214,337            103,118         62,331          36,375          45,967
                                                    -----------          ---------      ---------       ---------       ---------

From capital transactions:

        Net proceeds from units sold                    181,538            136,615         18,381          16,916         108,811
        Cost of units redeemed                          (82,920)          (171,003)       (30,101)        (86,336)        (50,942)
        Annuity benefit payments                              0                  0              0               0               0
        Net transfers                                    (5,969)           329,243        561,996         349,897         761,607
                                                    -----------          ---------      ---------       ---------       ---------
            Increase (decrease) in net assets from
               capital transactions                      92,649            294,855        550,276         280,477         819,476
                                                    -----------          ---------      ---------       ---------       ---------

Increase (decrease) in net assets                       306,986            397,973        612,607         316,852         865,443
Net assets at beginning of period                     1,189,346            215,603              0               0               0
                                                    -----------          ---------      ---------       ---------       ---------
Net assets at end of period                         $ 1,496,332          $ 613,576      $ 612,607       $ 316,852       $ 865,443
                                                    ===========          =========      =========       =========       =========

ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:

Contracts With Total Expenses of 1.52%:
        Units sold                                       19,930              7,983          1,600               0           3,962
        Units redeemed                                   (6,996)           (10,334)        (2,662)         (9,344)         (2,272)
        Units transferred                                (1,409)            21,234         50,216          37,856          34,288
                                                    -----------          ---------      ---------       ---------       ---------
Increase (decrease) in units outstanding                 11,525             18,883         49,154          28,512          35,978
Beginning units                                         131,718             13,981              0               0               0
                                                    -----------          ---------      ---------       ---------       ---------
Ending units                                            143,243             32,864         49,154          28,512          35,978
                                                    ===========          =========      =========       =========       =========
Contracts With Total Expenses of 1.77%:
        Units sold                                            0                410              0           1,861           1,017
        Units redeemed                                   (2,425)              (433)             0             (21)              0
        Units transferred                                 1,544              1,132              5           2,990             975
                                                    -----------          ---------      ---------       ---------       ---------
Increase (decrease) in units outstanding                   (881)             1,109              5           4,830           1,992
Beginning units                                           6,158              1,426              0               0               0
                                                    -----------          ---------      ---------       ---------       ---------
Ending units                                              5,277              2,535              5           4,830           1,992
                                                    ===========          =========      =========       =========       =========

                                                        Small & Mid                     Emerging
                                                         Cap Value      Comstock         Growth
                                                         Portfolio      Portfolio       Portfolio
                                                        (Class 3)*     (Class II)      (Class II)
                                                        -----------    ----------      ----------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
        Net investment income (loss)                    $  (2,495)     $   (17,993)    $   (32,527)
        Net realized gains (losses)                        13,236              645         125,950
        Change in net unrealized appreciation
            (depreciation) of investments                  64,394          583,589         334,643
                                                        ---------      -----------     -----------
            Increase (decrease) in net assets
               from operations                             75,135          566,241         428,066
                                                        ---------      -----------     -----------
From capital transactions:

        Net proceeds from units sold                       36,576          948,697         178,204
        Cost of units redeemed                            (38,964)        (121,183)       (183,274)
        Annuity benefit payments                                0                0               0
        Net transfers                                     692,695        1,113,307         671,295
                                                        ---------      -----------     -----------
            Increase (decrease) in net assets from
               capital transactions                       690,307        1,940,821         666,225
                                                        ---------      -----------     -----------

Increase (decrease) in net assets                         765,442        2,507,062       1,094,291
Net assets at beginning of period                               0        1,365,127       1,013,494
                                                        ---------      -----------     -----------
Net assets at end of period                             $ 765,442      $ 3,872,189     $ 2,107,785
                                                        =========      ===========     ===========

ANALYSIS OF INCREASE (DECREASE)
        IN UNITS OUTSTANDING:

Contracts With Total Expenses of 1.52%:
        Units sold                                          2,915           91,935          20,580
        Units redeemed                                     (3,162)         (12,177)        (21,490)
        Units transferred                                  54,961          115,834          91,343
                                                        ---------      -----------     -----------
Increase (decrease) in units outstanding                   54,714          195,592          90,433
Beginning units                                                 0          143,852         125,151
                                                        ---------      -----------     -----------
Ending units                                               54,714          339,444         215,584
                                                        =========      ===========     ===========
Contracts With Total Expenses of 1.77%:
        Units sold                                              0            7,819           2,034
        Units redeemed                                        (20)            (767)         (1,061)
        Units transferred                                   1,642               18           6,208
                                                        ---------      -----------     -----------
Increase (decrease) in units outstanding                    1,622            7,070           7,181
Beginning units                                                 0           24,918          22,249
                                                        ---------      -----------     -----------
Ending units                                                1,622           31,988          29,430
                                                        =========      ===========     ===========

             *For the period from July 28, 2003 to December 31, 2003

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2003
                                  (continued)

                                          Growth and    Global                  Growth-     Growth
                                            Income      Growth      Growth      Income    and Income
                                          Portfolio      Fund        Fund        Fund      Portfolio
                                          (Class II)  (Class 2)*  (Class 2)*  (Class 2)*  (Class VC)*
                                          ----------  ----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)             $  (14,276) $   (5,283) $   (9,923) $   41,647      $ 5,061
 Net realized gains (losses)                  34,280       8,436      10,175       6,050        1,934
 Change in net unrealized appreciation
     (depreciation) of investments           364,436     159,638     337,371     556,121      115,532
                                          ----------  ----------  ----------  ----------  -----------
     Increase (decrease) in net assets
         from operations                     384,440     162,791     337,623     603,818      122,527
                                          ----------  ----------  ----------  ----------  -----------
From capital transactions:
 Net proceeds from units sold                637,992     444,034   1,285,980   2,443,468      649,261
 Cost of units redeemed                     (154,800)    (32,472)   (189,001)    (93,600)     (60,812)
 Annuity benefit payments                          0           0           0           0            0
 Net transfers                             1,115,282   1,856,015   4,760,222   6,824,249      954,343
                                          ----------  ----------  ----------  ----------  -----------
     Increase (decrease) in net assets
        from capital transactions          1,598,474   2,267,577   5,857,201   9,174,117    1,542,792
                                          ----------  ----------  ----------  ----------  -----------

Increase (decrease) in net assets          1,982,914   2,430,368   6,194,824   9,777,935    1,665,319
Net assets at beginning of period            935,499           0           0           0            0
                                          ----------  ----------  ----------  ----------  -----------
Net assets at end of period               $2,918,413  $2,430,368  $6,194,824  $9,777,935  $ 1,665,319
                                          ==========  ==========  ==========  ==========  ===========

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
 Units sold                                   59,992      30,733      83,926     172,682       60,749
 Units redeemed                              (11,515)     (2,211)    (13,257)     (6,864)      (6,251)
 Units transferred                           114,278     126,542     335,530     498,799       96,063
                                          ----------  ----------  ----------  ----------  -----------
Increase (decrease) in units
        outstanding                          162,755     155,064     406,199     664,617      150,561
Beginning units                               86,876           0           0           0            0
                                          ----------  ----------  ----------  ----------  -----------
Ending units                                 249,631     155,064     406,199     664,617      150,561
                                          ==========  ==========  ==========  ==========  ===========
Contracts With Total Expenses of 1.77%:
 Units sold                                    3,736       1,375       7,247       7,580        5,291
 Units redeemed                               (4,741)        (21)        (25)        (11)          (8)
 Units transferred                            (5,348)     10,190       8,968      16,597        1,941
                                          ----------  ----------  ----------  ----------  -----------
Increase (decrease) in units outstanding      (6,353)     11,544      16,190      24,166        7,224
Beginning units                               18,787           0           0           0            0
                                          ----------  ----------  ----------  ----------  -----------
Ending units                                  12,434      11,544      16,190      24,166        7,224
                                          ==========  ==========  ==========  ==========  ===========

            *For the period from July 28, 2003 to December 31, 2003

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION
      ------------

      Variable Annuity Account Four of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts. The Separate Account offers the Advisor Variable Annuity product.

      The Separate Account is composed of sixty-nine variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten Class 1 and Class 2 currently available portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the fifty-two Class 1, 2, and 3 currently available investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Class II investment portfolios of the Van Kampen Life Investment Trust (the "Van Kampen Trust"), (4) the three currently available Class 2 investment portfolios of the American Funds Insurance Series Trust (the "American Series"), or
      (5) the one currently available class VC investment portfolio in the Lord Abbett Series Fund Inc. (the "Lord Abbett Fund"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares and Class 3 shares are subject to 12b-1 fees of 0.15% and 0.25%, respectively, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Anchor Trust, the SunAmerica Trust, the Van Kampen Trust, the American Series, and the Lord Abbett Fund (collectively referred to as the "Trusts") are diversified, open-end investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The Anchor Trust and SunAmerica Trust are affiliated investment companies. The participant may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION (continued)
      ------------------------

      On November 24, 2003, the Asset Allocation Portfolio of the SunAmerica Trust was reorganized into the Anchor Trust. On that date the Asset Allocation Portfolio Variable Account exchanged its shares in the former Asset Allocation Portfolio of the SunAmerica Trust, for shares with an equal value in the new Asset Allocation Portfolio of the Anchor Trust. Prior to May 1, 2003 the Federated American Leaders Portfolio was named Federated Value Portfolio, the MFS Massachusetts Investors Trust Portfolio was named MFS Growth and Income Portfolio and the Putnam Growth: Voyager Portfolio was named Putnam Growth Portfolio.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      ------------------------------------------

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

      RECLASSIFICATION: Prior year balances have been reclassified to conform with the current year reclassified presentation.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
      ------------------------------------------------------

      RESERVES FOR ANNUITY CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

      At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

      Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

3.    CHARGES AND DEDUCTIONS
      ----------------------

      There are no withdrawal charges and no contract maintenance charges. Other charges and deductions are applied against the current value of the Separate Account and are paid as follows:

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is 1.37% or 1.62%, depending on whether the optional enhanced death benefit is chosen. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the excess cost.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS (Continued)
      ----------------------------------

      TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.    PURCHASES AND SALES OF INVESTMENTS
      ----------------------------------

      The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2004 consist of the following:

                                                                   Cost of Shares     Proceeds from
Variable Accounts                                                     Acquired         Shares Sold
-----------------------------------------------                   ---------------    ---------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                               $  7,551,754      $     6,160,701
Capital Appreciation Portfolio (Class 1)                              5,715,140           13,699,721
Government and Quality Bond Portfolio (Class 1)                       3,024,764           16,814,138
Growth Portfolio (Class 1)                                            1,403,536            7,762,090
Natural Resources Portfolio (Class 1)                                 3,153,847            2,224,162
Asset Allocation Portfolio (Class 2)                                  4,454,210            1,197,684
Capital Appreciation Portfolio (Class 2)                              3,222,544            4,010,400
Government and Quality Bond Portfolio (Class 2)                       3,592,929            7,979,116
Growth Portfolio (Class 2)                                            1,501,868            1,808,033
Natural Resources Portfolio (Class 2)                                 1,514,831              318,926

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS (continued)
      ----------------------------------------------

                                                       Cost of Shares  Proceeds from
Variable Accounts                                        Acquired       Shares Sold
------------------------------------------------------ --------------  -------------
SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                   $ 4,367,824    $ 5,424,553
Alliance Growth Portfolio (Class 1)                       2,494,787     15,636,694
Blue Chip Growth Portfolio (Class 1)                        836,893      1,094,313
Cash Management Portfolio (Class 1)                      44,941,754     52,206,206
Corporate Bond Portfolio (Class 1)                        3,276,238      3,413,008
Davis Venture Value Portfolio (Class 1)                   4,804,439     15,113,582
"Dogs" of Wall Street Portfolio (Class 1)                 1,545,602      3,369,662
Federated American Leaders Portfolio (Class 1)              834,279      5,057,407
Global Bond Portfolio (Class 1)                           1,135,471      1,197,838
Global Equities Portfolio (Class 1)                         581,353      3,793,020
Goldman Sachs Research Portfolio (Class 1)                  744,766        595,140
Growth-Income Portfolio (Class 1)                         1,235,958     14,698,115
Growth Opportunities Portfolio (Class 1)                  1,021,510      1,320,345
High-Yield Bond Portfolio (Class 1)                       9,248,031     13,966,480
Intn'l Diversified Equities Portfolio (Class 1)           5,272,259      7,490,803
Intn'l Growth and Income Portfolio (Class 1)              6,273,206      2,492,908
Marsico Growth Portfolio (Class 1)                          966,129      1,431,340
MFS Massachusetts Investors Trust Portfolio (Class 1)       635,879      2,021,387
MFS Mid Cap Growth Portfolio (Class 1)                    1,940,389      9,595,719
MFS Total Return Portfolio (Class 1)                      7,293,563      1,050,610
Putnam Growth: Voyager Portfolio (Class 1)                  120,851        491,738
SunAmerica Balanced Portfolio (Class 1)                   1,118,101      6,112,199
Technology Portfolio (Class 1)                              765,921      8,012,680
Telecom Utility Portfolio (Class 1)                         921,086      1,502,271
Worldwide High Income Portfolio (Class 1)                   970,728      1,710,178
Aggressive Growth Portfolio (Class 2)                       358,310        465,697
Alliance Growth Portfolio (Class 2)                         790,033      2,444,355
Blue Chip Growth Portfolio (Class 2)                        555,062        288,286
Cash Management Portfolio (Class 2)                      19,426,059     24,807,850
Corporate Bond Portfolio (Class 2)                        2,540,493      1,439,592
Davis Venture Value Portfolio (Class 2)                   2,623,188      3,047,786
"Dogs" of Wall Street Portfolio (Class 2)                   596,026        473,384
Federated American Leaders Portfolio (Class 2)              212,360        611,274
Global Bond Portfolio (Class 2)                           1,152,388        622,706
Global Equities Portfolio (Class 2)                         601,695      1,203,236
Goldman Sachs Research Portfolio (Class 2)                  209,247        247,339

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS (continued)
      ----------------------------------------------


                                                       Cost of Shares  Proceeds from
Variable Accounts                                         Acquired      Shares Sold
------------------------------------------------------ --------------  -------------
SUNAMERICA TRUST (Continued):
Growth-Income Portfolio (Class 2)                       $    910,218    $  2,105,155
Growth Opportunities Portfolio (Class 2)                     662,847         745,786
High-Yield Bond Portfolio (Class 2)                        2,537,981       3,201,059
International Diversified Equities Portfolio (Class 2)     8,553,726       9,083,061
International Growth and Income Portfolio (Class 2)          715,597         814,442
MFS Massachusetts Investors Trust Portfolio (Class 2)        489,993       1,496,759
MFS Mid-Cap Growth Portfolio (Class 2)                     1,008,504       1,230,236
Putnam Growth: Voyager Portfolio (Class 2)                    84,547         253,420
SunAmerica Balanced Portfolio (Class 2)                    1,070,215       1,573,200
Technology Portfolio (Class 2)                               129,800         254,054
Telecom Utility Portfolio (Class 2)                          321,659         591,828
Worldwide High Income Portfolio (Class 2)                    430,999         357,102
Foreign Value Portfolio (Class 3)                          7,094,265         370,488
Marsico Growth Portfolio (Class 3)                           839,704         280,874
MFS Total Return Portfolio (Class 3)                       3,284,293         926,124
Small & Mid Cap Value Portfolio (Class 3)                 11,009,167       1,038,799

VAN KAMPEN TRUST (Class II):
Comstock Portfolio                                      $  8,601,160    $  2,973,065
Emerging Growth Portfolio                                    679,208       1,088,237
Growth and Income Portfolio                                6,422,379       2,971,884

AMERICAN SERIES (Class 2):
Global Growth Fund                                      $ 11,815,514    $  1,915,419
Growth Fund                                               14,288,496       2,141,629
Growth- Income Fund                                       25,199,149       2,537,905

LORD ABBETT FUND (Class VC):
Growth and Income Portfolio                             $ 10,191,150    $  1,919,448

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES
      -----------

      A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2004, 2003, 2002, and 2001, follows:


                                     At December 31                                 For the Year Ended December 31
                     -----------------------------------------------    -----------------------------------------------------
                                       Unit Fair Value                  Expense Ratio    Investment         Total Return
                                          Lowest to       Net Assets        Lowest         Income            Lowest to
        Year           Units             Highest ($)            ($)     to Highest (1)   Ratio (2)          Highest (3)
        ----         ---------         ---------------    ----------    --------------   ----------    ----------------------
Asset Allocation Portfolio (Class 1)
------------------------------------
        2004         1,861,480          22.12 to 22.33    41,559,410    1.52% to 1.77%      2.78%         8.40% to   8.67%
        2003         1,817,044          20.41 to 20.55    37,330,465    1.52% to 1.77%      3.68%        20.90% to  21.21%
        2002         1,819,574          16.88 to 16.95    30,842,060    1.52% to 1.77%      3.80%        -9.16% to  -8.94%
        2001         1,704,129          18.58 to 18.61    31,720,512    1.52% to 1.77%      3.32%        -4.45% to  -4.29%

Capital Appreciation Portfolio (Class 1)
----------------------------------------
        2004         1,536,165          35.74 to 36.11    55,443,741    1.52% to 1.77%      0.00%         7.20% to   7.46%
        2003         1,749,290          33.34 to 33.60    58,757,378    1.52% to 1.77%      0.00%        29.93% to  30.26%
        2002         1,898,311          25.66 to 25.79    48,956,063    1.52% to 1.77%      0.00%       -24.02% to -23.83%
        2001         2,298,644          33.77 to 33.86    77,836,364    1.52% to 1.77%      0.23%       -14.14% to -13.91%

Government and Quality Bond Portfolio (Class 1)
-----------------------------------------------
        2004         1,874,357          16.80 to 16.97    31,800,648    1.52% to 1.77%      4.45%         1.59% to   1.85%
        2003         2,763,639          16.54 to 16.66    46,045,205    1.52% to 1.77%      3.86%         0.72% to   0.97%
        2002         3,803,165          16.42 to 16.50    62,758,317    1.52% to 1.77%      4.00%         7.39% to   7.65%
        2001         2,922,739          15.29 to 15.33    44,802,958    1.52% to 1.77%      4.86%         5.05% to   5.31%

Growth Portfolio (Class 1)
--------------------------
        2004           919,611          28.86 to 29.14    26,796,316    1.52% to 1.77%      0.55%         8.91% to   9.18%
        2003         1,144,755          26.50 to 26.69    30,553,337    1.52% to 1.77%      0.55%        27.64% to  27.96%
        2002         1,268,446          20.76 to 20.86    26,457,545    1.52% to 1.77%      0.36%       -23.53% to -23.34%
        2001         1,636,856          27.14 to 27.21    44,535,735    1.52% to 1.77%      0.15%       -14.60% to -14.40%

Natural Resources Portfolio (Class 1)
-------------------------------------
        2004           388,575          27.13 to 27.41    10,649,075    1.52% to 1.77%      0.75%        22.85% to  23.16%
        2003           361,385          22.09 to 22.25     8,042,357    1.52% to 1.77%      0.79%        45.13% to  45.50%
        2002           349,143          15.22 to 15.29     5,341,920    1.52% to 1.77%      0.77%         6.50% to   6.75%
        2001           292,249          14.29 to 14.33     4,189,420    1.52% to 1.77%      0.40%        -2.83% to  -2.58%

Asset Allocation Portfolio (Class 2)
------------------------------------
        2004           658,798          22.05 to 22.22    14,632,435    1.52% to 1.77%      2.72%         8.22% to   8.49%
        2003           509,803          20.38 to 20.48    10,437,157    1.52% to 1.77%      3.85%        20.73% to  21.03%
        2002           392,502          16.88 to 16.92     6,639,959    1.52% to 1.77%      5.33%        -9.30% to  -9.07%
        2001            57,026              -    18.61     1,061,141    1.52% to 1.77%      2.52%            -      -0.21%(4)

Capital Appreciation Portfolio (Class 2)
----------------------------------------
        2004           285,416          35.71 to 36.00    10,263,297    1.52% to 1.77%      0.00%         7.04% to   7.31%
        2003           304,864          33.36 to 33.54    10,219,705    1.52% to 1.77%      0.00%        29.74% to  30.07%
        2002           262,924          25.71 to 25.79     6,777,738    1.52% to 1.77%      0.00%       -24.13% to -23.95%
        2001            80,938          33.89 to 33.91     2,748,516    1.52% to 1.77%      0.11%      -4.20%(4)to  -4.15%(4)

Government and Quality Bond Portfolio (Class 2)
-----------------------------------------------
        2004           979,588          16.76 to 16.89    16,527,943    1.52% to 1.77%      4.45%         1.44% to   1.70%
        2003         1,275,308          16.52 to 16.61    21,170,412    1.52% to 1.77%      3.99%         0.57% to   0.82%
        2002         1,463,361          16.43 to 16.47    24,097,698    1.52% to 1.77%      4.31%         7.23% to   7.49%
        2001           269,288              -    15.32     4,125,974    1.52% to 1.77%      0.84%            -       2.71%(4)

Growth Portfolio (Class 2)
--------------------------
        2004           170,069          28.80 to 29.04     4,932,972    1.52% to 1.77%      0.44%         8.75% to   9.02%
        2003           180,456          26.49 to 26.64     4,803,199    1.52% to 1.77%      0.42%        27.45% to  27.77%
        2002           160,313          20.78 to 20.85     3,340,406    1.52% to 1.77%      0.28%       -23.64% to -23.45%
        2001            51,098          27.22 to 27.23     1,391,409    1.52% to 1.77%      0.08%      -2.67%(4)to  -2.61%(4)

Natural Resources Portfolio (Class 2)
-------------------------------------
        2004           114,550          27.04 to 27.33     3,127,327    1.52% to 1.77%      0.67%        22.68% to  22.98%
        2003            67,403          22.04 to 22.22     1,496,210    1.52% to 1.77%      0.67%        44.90% to  45.26%
        2002            54,008          15.21 to 15.30       825,446    1.52% to 1.77%      0.88%         6.32% to   6.59%
        2001            10,322          14.31 to 14.35       148,074    1.52% to 1.77%      0.08%      -2.34%(4)to  -2.05%(4)

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)
   -----------------------

                                          At December 31                              For the Year Ended December 31
                     --------------------------------------------------------  ----------------------------------------------
                                                Unit Fair Value                Expense Ratio   Investment    Total Return
                                                   Lowest to       Net Assets     Lowest         Income        Lowest to
   Year                Units                      Highest ($)         ($)      to Highest (1)   Ratio (2)     Highest (3)
   ----              ---------                  ----------------  -----------  --------------  ----------  ------------------
Aggressive Growth Portfolio (Class 1)
-------------------------------------
   2004                922,711                  14.59  to  14.73   13,592,414   1.52% to 1.77%       0.00%  14.73% to   15.02%
   2003              1,003,213                  12.72  to  12.81   12,854,156   1.52% to 1.77%       0.00%  26.21% to   26.52%
   2002              1,117,149                  10.08  to  10.12   11,313,236   1.52% to 1.77%       0.24% -26.01% to  -25.83%
   2001              1,552,053                  13.62  to  13.65   21,189,461   1.52% to 1.77%       0.51% -32.85% to  -32.71%

Alliance Growth Portfolio (Class 1)
-----------------------------------
   2004              1,648,690                  28.79  to  29.08   47,943,832   1.52% to 1.77%       0.30%   6.05% to    6.31%
   2003              2,112,640                  27.15  to  27.35   57,786,859   1.52% to 1.77%       0.25%  23.61% to   23.91%
   2002              2,518,811                  21.97  to  22.08   55,602,247   1.52% to 1.77%       0.25% -32.50% to  -32.33%
   2001              3,492,988                  32.54  to  32.62  113,942,816   1.52% to 1.77%       0.00% -15.50% to  -15.29%

Blue Chip Growth Portfolio (Class 1)
------------------------------------
   2004                369,387                   5.94  to   6.00    2,211,082   1.52% to 1.77%       0.15%   3.39% to    3.65%
   2003                408,000                   5.74  to   5.78    2,358,672   1.52% to 1.77%       0.17%  23.80% to   24.11%
   2002                243,968                   4.64  to   4.66    1,137,508   1.52% to 1.77%       0.34% -30.53% to  -30.35%
   2001                 99,649                   6.67  to   6.69      667,152   1.52% to 1.77%       0.15% -22.11% to  -21.91%

Cash Management Portfolio (Class 1)
------------------------------------
   2004              1,265,726                  12.71  to  12.84   16,240,073   1.52% to 1.77%       0.57%  -0.95% to   -0.70%
   2003              1,814,446                  12.83  to  12.93   23,455,013   1.52% to 1.77%       1.51%  -1.10% to   -0.85%
   2002              7,142,411                  12.98  to  13.04   93,136,320   1.52% to 1.77%       4.10%  -0.38% to   -0.15%
   2001             15,542,980                  13.03  to  13.06  203,021,245   1.52% to 1.77%       3.48%   1.84% to    2.10%

Corporate Bond Portfolio (Class 1)
----------------------------------
   2004              1,061,322                  16.98  to  17.15   18,199,364   1.52% to 1.77%       5.04%   4.95% to    5.21%
   2003              1,108,717                  16.18  to  16.30   18,071,473   1.52% to 1.77%       5.82%   9.98% to   10.25%
   2002              1,291,841                  14.71  to  14.79   19,100,166   1.52% to 1.77%       6.29%   5.57% to    5.84%
   2001              1,311,993                  13.93  to  13.97   18,330,668   1.52% to 1.77%       6.05%   5.63% to    5.93%

Davis Venture Value Portfolio (Class 1)
---------------------------------------
   2004              3,166,140                  31.23  to  31.55   99,875,452   1.52% to 1.77%       0.87%  11.52% to   11.80%
   2003              3,493,658                  28.00  to  28.22   98,574,612   1.52% to 1.77%       0.87%  30.78% to   31.11%
   2002              3,902,961                  21.41  to  21.52   83,994,952   1.52% to 1.77%       0.58% -18.20% to  -18.00%
   2001              4,562,437                  26.18  to  26.25  119,738,566   1.52% to 1.77%       0.49% -12.90% to  -12.67%

"Dogs" of Wall Street Portfolio (Class 1)
-----------------------------------------
   2004                570,222                  11.27  to  11.38    6,490,904   1.52% to 1.77%       2.28%   7.70% to    7.97%
   2003                745,098                  10.47  to  10.54    7,855,992   1.52% to 1.77%       2.69%  17.92% to   18.21%
   2002                859,939                   8.88  to   8.92    7,671,093   1.52% to 1.77%       1.83%  -8.19% to   -7.97%
   2001                801,118                   9.67  to   9.69    7,764,938   1.52% to 1.77%       2.24%   5.98% to    6.24%

Federated American Leaders Portfolio (Class 1)
----------------------------------------------
   2004              1,019,847                  17.42  to  17.60   17,949,823   1.52% to 1.77%       1.37%   7.97% to    8.23%
   2003              1,276,518                  16.14  to  16.26   20,759,570   1.52% to 1.77%       1.60%  25.34% to   25.65%
   2002              1,449,533                  12.87  to  12.94   18,761,073   1.52% to 1.77%       1.07% -21.18% to  -20.98%
   2001              1,385,639                  16.33  to  16.38   22,697,145   1.52% to 1.77%       1.35%  -4.08% to   -3.81%

Global Bond Portfolio (Class 1)
-------------------------------
   2004                299,647                  16.92  to  17.09    5,119,933   1.52% to 1.77%       0.00%   2.14% to    2.40%
   2003                302,321                  16.56  to  16.69    5,044,861   1.52% to 1.77%       0.00%   1.74% to    1.99%
   2002                365,649                  16.28  to  16.36    5,982,481   1.52% to 1.77%       1.57%   4.09% to    4.36%
   2001                426,986                  15.64  to  15.68    6,694,239   1.52% to 1.77%       9.02%   3.17% to    3.43%

Global Equities Portfolio (Class 1)
-----------------------------------
   2004                603,511                  17.11  to  17.28   10,431,085   1.52% to 1.77%       0.30%   9.91% to   10.18%
   2003                798,239                  15.57  to  15.69   12,522,084   1.52% to 1.77%       0.24%  24.31% to   24.62%
   2002                937,858                  12.52  to  12.59   11,805,427   1.52% to 1.77%       0.00% -28.13% to  -27.95%
   2001              1,343,928                  17.42  to  17.47   23,471,176   1.52% to 1.77%       0.10% -19.53% to  -19.31%

Goldman Sachs Research Portfolio (Class 1)
------------------------------------------
   2004                198,382                   6.90  to   6.97    1,383,247   1.52% to 1.77%       0.00%  11.03% to   11.31%
   2003                175,109                   6.22  to   6.27    1,096,781   1.52% to 1.77%       0.00%  23.03% to   23.34%
   2002                243,191                   5.05  to   5.08    1,234,352   1.52% to 1.77%       0.00% -29.35% to  -29.17%
   2001                211,955                   7.15  to   7.17    1,519,774   1.52% to 1.77%       0.00% -26.51% to  -26.32%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)
   -----------------------

                                          At December 31                               For the Year Ended December 31
                     --------------------------------------------------------  --------------------------------------------------
                                                Unit Fair Value                Expense Ratio   Investment      Total Return
                                                   Lowest to      Net Assets       Lowest        Income          Lowest to
   Year                Units                       Highest ($)       ($)       to Highest (1)  Ratio (2)        Highest (3)
   ----              ---------                  ----------------  -----------  --------------  ----------  ----------------------
Growth-Income Portfolio (Class 1)
---------------------------------
   2004              2,099,731                  28.06  to  28.34   59,506,544   1.52% to 1.77%       0.67%     9.58% to      9.85%
   2003              2,588,602                  25.61  to  25.80   66,783,758   1.52% to 1.77%       0.99%    23.44% to     23.75%
   2002              3,060,313                  20.75  to  20.85   63,804,005   1.52% to 1.77%       0.82%   -22.53% to    -22.34%
   2001              3,764,146                  26.78  to  26.85  101,054,532   1.52% to 1.77%       0.73%   -17.38% to    -17.18%

Growth Opportunities Portfolio (Class 1)
----------------------------------------
   2004                170,777                   4.74  to   4.79      816,797   1.52% to 1.77%       0.00%     4.31% to      4.57%
   2003                243,861                   4.55  to   4.58    1,115,653   1.52% to 1.77%       0.00%    32.60% to     32.94%
   2002                151,238                   3.43  to   3.44      520,328   1.52% to 1.77%       0.00%   -40.86% to    -40.71%
   2001                 58,666                   5.80  to   5.81      340,833   1.52% to 1.77%       0.01%   -34.33% to    -34.23%

High-Yield Bond Portfolio (Class 1)
-----------------------------------
   2004              1,051,574                  17.25  to  17.40   18,293,900   1.52% to 1.77%       8.51%    15.40% to     15.69%
   2003              1,439,921                  14.95  to  15.04   21,653,336   1.52% to 1.77%       8.09%    29.25% to     29.58%
   2002              1,098,859                  11.56  to  11.61   12,751,578   1.52% to 1.77%      15.59%    -7.40% to     -7.23%
   2001              1,219,078                  12.49  to  12.51   15,249,056   1.52% to 1.77%      12.10%    -5.94% to     -5.78%

International Diversified Equities Portfolio (Class 1)
------------------------------------------------------
   2004              2,019,527                  10.58  to  10.69   21,579,726   1.52% to 1.77%       2.09%    14.45% to     14.73%
   2003              2,266,979                   9.25  to   9.31   21,112,175   1.52% to 1.77%       4.18%    29.49% to     29.81%
   2002              2,589,680                   7.14  to   7.17   18,579,816   1.52% to 1.77%       0.00%   -29.74% to    -29.63%
   2001              2,972,384                  10.16  to  10.20   30,302,991   1.52% to 1.77%       0.00%   -25.36% to    -25.11%

International Growth and Income Portfolio (Class 1)
---------------------------------------------------
   2004                741,887                  13.29  to  13.43    9,962,436   1.52% to 1.77%       1.14%    18.74% to     19.04%
   2003                451,670                  11.19  to  11.28    5,094,820   1.52% to 1.77%       1.15%    34.52% to     34.86%
   2002                373,747                   8.32  to   8.37    3,126,169   1.52% to 1.77%       0.64%   -22.32% to    -22.12%
   2001                553,704                  10.71  to  10.74    5,949,244   1.52% to 1.77%       0.75%   -23.60% to    -23.39%

Marsico Growth Portfolio (Class 1)
----------------------------------
   2004                126,389                             10.47    1,322,963            1.52%       0.00%                   9.57%
   2003                172,556                              9.55    1,648,397            1.52%       0.00%                8.54%(7)
   2002                      -                      -          -            -               -           -         -             -
   2001                      -                      -          -            -               -           -         -             -

MFS Massachusetts Investors Trust Portfolio (Class 1)
-----------------------------------------------------
   2004                285,397                  19.67  to  19.86    5,666,811   1.52% to 1.77%       0.79%     9.90% to     10.17%
   2003                359,180                  17.90  to  18.03    6,474,026   1.52% to 1.77%       0.86%    20.34% to     20.64%
   2002                334,178                  14.87  to  14.94    4,992,265   1.52% to 1.77%       0.86%   -22.37% to    -22.18%
   2001                211,535                  19.16  to  19.20    4,061,461   1.52% to 1.77%       0.95%   -17.50% to    -17.31%

MFS Mid-Cap Growth Portfolio (Class 1)
--------------------------------------
   2004                673,222                  10.50  to  10.61    7,137,248   1.52% to 1.77%       0.00%    12.09% to     12.37%
   2003              1,436,694                   9.37  to   9.44   13,558,142   1.52% to 1.77%       0.00%    34.83% to     35.17%
   2002                442,817                   6.95  to   6.98    3,090,861   1.52% to 1.77%       0.00%   -48.10% to    -47.97%
   2001                361,427                  13.38  to  13.42    4,841,098   1.52% to 1.77%       0.00%   -23.98% to    -23.78%

MFS Total Return Portfolio (Class 1)
------------------------------------
   2004                383,733                  24.86  to  25.10    9,624,359   1.52% to 1.77%       0.24%     9.35% to      9.63%
   2003                115,723                  22.73  to  22.89    2,648,877   1.52% to 1.77%       5.65% 7.49% (7) to   7.60%(7)
   2002                      -                      -          -            -               -           -         -             -
   2001                      -                      -          -            -               -           -         -             -

Putnam Growth: Voyager Portfolio (Class 1)
------------------------------------------
   2004                104,867                  17.30  to  17.47    1,831,283   1.52% to 1.77%       0.13%     3.16% to      3.42%
   2003                125,624                  16.77  to  16.90    2,121,839   1.52% to 1.77%       0.30%    21.84% to     22.15%
   2002                103,344                  13.76  to  13.83    1,429,198   1.52% to 1.77%       0.18%   -27.75% to    -27.57%
   2001                 89,684                  19.05  to  19.10    1,711,332   1.52% to 1.77%       0.00%   -25.46% to    -25.27%

SunAmerica Balanced Portfolio (Class 1)
---------------------------------------
   2004              1,601,676                  14.82  to  14.96   23,966,709   1.52% to 1.77%       1.45%     4.90% to      5.16%
   2003              1,950,565                  14.13  to  14.23   27,754,270   1.52% to 1.77%       2.24%    13.10% to     13.38%
   2002              2,317,912                  12.49  to  12.55   29,089,627   1.52% to 1.77%       2.40%   -16.66% to    -16.45%
   2001              2,990,225                  14.99  to  15.02   44,918,248   1.52% to 1.77%       2.10%   -14.65% to    -14.45%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)
   -----------------------

                        At December 31                               For the Year Ended December 31
          ------------------------------------------    ----------------------------------------------------------
                       Unit Fair Value                   Expense Ratio   Investment           Total Return
                          Lowest to       Net Assets        Lowest         Income               Lowest to
   Year     Units        Highest ($)          ($)       to Highest (1)    Ratio (2)            Highest (3)
--------  ---------  ------------------   ----------    --------------   ----------   ----------------------------
Technology Portfolio (Class 1)
------------------------------
  2004      521,200   2.43   to    2.45    1,279,431    1.52% to 1.77%     0.00%       -4.24%       to    -4.00%
  2003    3,610,499   2.54   to    2.56    9,232,282    1.52% to 1.77%     0.00%       48.11%       to    48.49%
  2002      486,701   1.71   to    1.72      838,001    1.52% to 1.77%     0.00%      -50.24%       to   -50.12%
  2001      460,470   3.44   to    3.45    1,589,148    1.52% to 1.77%     0.00%      -48.54%       to   -48.41%

Telecom Utility Portfolio (Class 1)
-----------------------------------
  2004      406,629  11.51   to   11.62    4,724,402    1.52% to 1.77%     4.99%       14.73%       to    15.01%
  2003      475,336  10.03   to   10.10    4,801,978    1.52% to 1.77%     5.97%       16.69%       to    16.98%
  2002      581,045   8.60   to    8.64    5,018,178    1.52% to 1.77%     8.65%      -25.11%       to   -24.92%
  2001      741,721  11.48   to   11.50    8,531,764    1.52% to 1.77%     3.29%      -15.21        to   -15.02%

Worldwide High Income Portfolio (Class 1)
-----------------------------------------
  2004      226,819  18.60   to   18.75    4,253,902    1.52% to 1.77%     5.84%        7.50%       to     7.77%
  2003      281,390  17.31   to   17.40    4,896,916    1.52% to 1.77%     7.87%       23.73%       to    24.04%
  2002      258,329  13.99   to   14.03    3,624,287    1.52% to 1.77%    13.13%       -2.04%       to    -1.89%
  2001      305,792  14.28   to   14.30    4,372,738    1.52% to 1.77%    12.68%       -4.84%       to    -4.70%

Aggressive Growth Portfolio (Class 2)
-------------------------------------
  2004       65,953  14.53   to   14.64      964,497    1.52% to 1.77%     0.00%       14.56%       to    14.85%
  2003       73,033  12.68   to   12.75      930,256    1.52% to 1.77%     0.00%       26.02%       to    26.34%
  2002       53,937  10.06   to   10.09      543,640    1.52% to 1.77%     0.20%      -26.13%       to   -25.94%
  2001       30,122  13.62   to   13.63      410,460    1.52% to 1.77%     0.32%      -14.71% (4)   to   -14.67% (4)

Alliance Growth Portfolio (Class 2)
-----------------------------------
  2004      203,970  28.54   to   28.81    5,868,617    1.52% to 1.77%     0.18%        5.89%       to     6.15%
  2003      261,710  26.95   to   27.14    7,096,843    1.52% to 1.77%     0.11%       23.42%       to    23.73%
  2002      268,496  21.84   to   21.94    5,885,748    1.52% to 1.77%     0.18%      -32.60%       to   -32.43%
  2001      118,835  32.40   to   32.46    3,856,628    1.52% to 1.77%     0.00%       -1.19% (4)   to    -0.99% (4)

Blue Chip Growth Portfolio (Class 2)
------------------------------------
  2004      340,068   5.93   to    5.98    2,031,020    1.52% to 1.77%     0.04%        3.24%       to     3.50%
  2003      287,107   5.74   to    5.78    1,657,131    1.52% to 1.77%     0.03%       23.62%       to    23.93%
  2002      246,669   4.65   to    4.66    1,149,331    1.52% to 1.77%     0.24%      -30.60%       to   -30.43%
  2001       43,464      -         6.70      291,208    1.52% to 1.77%     0.02%           -              -7.00% (4)

Cash Management Portfolio (Class 2)
-----------------------------------
  2004      368,914  12.69   to   12.78    4,710,091    1.52% to 1.77%     0.43%       -1.10%       to    -0.85%
  2003      782,500  12.83   to   12.89   10,079,546    1.52% to 1.77%     1.24%       -1.24%       to    -0.99%
  2002    2,818,806  12.99   to   13.01   36,683,427    1.52% to 1.77%     3.84%       -0.54%       to    -0.38%
  2001      702,744               13.06    9,177,825    1.52% to 1.77%     1.33%        0.55%       to     0.60%

Corporate Bond Portfolio (Class 2)
----------------------------------
  2004      522,137  16.92   to   17.08    8,908,234    1.52% to 1.77%     5.23%        4.79%       to     5.05%
  2003      474,210  16.15   to   16.26    7,703,950    1.52% to 1.77%     5.80%        9.81%       to    10.09%
  2002      416,753  14.71   to   14.77    6,151,038    1.52% to 1.77%     7.41%        5.41%       to     5.68%
  2001       98,221  13.95   to   13.97    1,372,077    1.52% to 1.77%     4.97%        2.12% (4)   to     2.26% (4)

Davis Venture Value Portfolio (Class 2)
---------------------------------------
  2004      632,399  31.09   to   31.36   19,815,020    1.52% to 1.77%     0.78%       11.36%       to    11.64%
  2003      641,569  27.92   to   28.09   18,012,272    1.52% to 1.77%     0.76%       30.59%       to    30.92%
  2002      594,933  21.38   to   21.46   12,762,108    1.52% to 1.77%     0.54%      -18.32%       to   -18.12%
  2001      294,915  26.17   to   26.21    7,727,583    1.52% to 1.77%     0.36%       -3.52% (4)   to    -3.40% (4)

"Dogs" of Wall Street Portfolio (Class 2)
-----------------------------------------
  2004      233,945  11.24   to   11.35    2,652,515    1.52% to 1.77%     2.37%        7.55%       to     7.82%
  2003      224,191  10.45   to   10.53    2,358,148    1.52% to 1.77%     2.82%       17.75%       to    18.05%
  2002      151,528   8.87   to    8.92    1,350,248    1.52% to 1.77%     1.57%       -8.32%       to    -8.11%
  2001       37,668   9.68   to    9.70      365,373    1.52% to 1.77%     2.32%        3.24% (4)   to     3.48% (4)

Federated American Leaders Portfolio (Class 2)
----------------------------------------------
  2004      188,035  17.39   to   17.52    3,289,363    1.52% to 1.77%     1.32%        7.80%       to     8.07%
  2003      211,739  16.13   to   16.22    3,428,957    1.52% to 1.77%     1.47%       25.15%       to    25.47%
  2002      213,142  12.89   to   12.92    2,752,682    1.52% to 1.77%     1.07%      -21.30%       to   -21.10%
  2001       84,376      -        16.38    1,381,992    1.52% to 1.77%     0.96%           -              -2.96% (4)

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)
   -----------------------

                        At December 31                               For the Year Ended December 31
          ------------------------------------------    ----------------------------------------------------------
                       Unit Fair Value                   Expense Ratio   Investment           Total Return
                          Lowest to       Net Assets        Lowest         Income               Lowest to
   Year     Units        Highest ($)          ($)       to Highest (1)    Ratio (2)            Highest (3)
--------  ---------  ------------------   ----------    --------------   ----------   ----------------------------

Global Bond Portfolio (Class 2)
-------------------------------
  2004      129,368  16.85   to   16.99    2,196,496    1.52% to 1.77%     0.00%        1.99%       to     2.24%
  2003       97,488  16.52   to   16.62    1,620,003    1.52% to 1.77%     0.00%        1.59%       to     1.84%
  2002       86,188  16.26   to   16.32    1,406,743    1.52% to 1.77%     1.95%        3.90%       to     4.21%
  2001       30,631  15.65   to   15.66      479,715    1.52% to 1.77%     6.15%        1.21% (4)   to     1.30% (4)

Global Equities Portfolio (Class 2)
-----------------------------------
  2004       57,534  17.05   to   17.20      989,595    1.52% to 1.77%     0.17%        9.74%       to    10.02%
  2003       96,101  15.53   to   15.64    1,502,424    1.52% to 1.77%     0.10%       24.10%       to    24.41%
  2002       56,535  12.52   to   12.57      709,962    1.52% to 1.77%     0.00%      -28.25%       to   -28.08%
  2001       22,443  17.45   to   17.48      392,056    1.52% to 1.77%     0.04%       -2.99% (4)   to    -2.83% (4)

Goldman Sachs Research Portfolio (Class 2)
-------------------------------------------
  2004      110,266   6.89   to    6.94      764,980    1.52% to 1.77%     0.00%       10.87%       to    11.15%
  2003      116,258   6.21   to    6.25      725,807    1.52% to 1.77%     0.00%       22.84%       to    23.15%
  2002      115,213   5.06   to    5.07      584,113    1.52% to 1.77%     0.00%      -29.46%       to   -29.27%
  2001       43,829      -         7.17      314,270    1.52% to 1.77%     0.00%           -             -11.50% (4)

Growth-Income Portfolio (Class 2)
---------------------------------
  2004      241,324  27.95   to   28.17    6,791,085    1.52% to 1.77%     0.56%        9.41%       to     9.68%
  2003      284,553  25.55   to   25.68    7,301,834    1.52% to 1.77%     0.90%       23.25%       to    23.56%
  2002      307,048  20.73   to   20.78    6,378,583    1.52% to 1.77%     1.07%      -22.65%       to   -22.45%
  2001      116,408  26.79   to   26.80    3,119,582    1.52% to 1.77%     0.60%       -7.22% (4)   to    -7.19% (4)

Growth Opportunities Portfolio (Class 2)
----------------------------------------
  2004      167,497   4.73   to    4.77      797,141    1.52% to 1.77%     0.00%        4.16%       to     4.42%
  2003      185,372   4.54   to    4.57      845,376    1.52% to 1.77%     0.00%       32.42%       to    32.75%
  2002      125,229   3.43   to    3.44      430,290    1.52% to 1.77%     0.00%      -40.97%       to   -40.78%
  2001       35,767   5.80   to    5.81      207,801    1.52% to 1.77%     0.01%       -7.21% (4)   to    -7.07% (4)

High-Yield Bond Portfolio (Class 2)
-----------------------------------
  2004      314,348  17.17   to   17.32    5,438,765    1.52% to 1.77%     8.69%       15.23%       to    15.52%
  2003      380,406  14.90   to   14.99    5,699,533    1.52% to 1.77%     6.73%       29.07%       to    29.39%
  2002      243,601  11.55   to   11.58    2,821,119    1.52% to 1.77%    25.41%       -7.60%       to    -7.37%
  2001       28,211  12.49   to   12.51      352,767    1.52% to 1.77%     9.28%       -5.14% (4)   to    -5.06% (4)

International Diversified Equities Portfolio (Class 2)
------------------------------------------------------
  2004      309,882  10.55   to   10.64    3,295,231    1.52% to 1.77%     1.98%       14.28%       to    14.57%
  2003      354,198   9.23   to    9.29    3,288,176    1.52% to 1.77%     3.46%       29.27%       to    29.56%
  2002      255,125   7.14   to    7.17    1,825,841    1.52% to 1.77%     0.00%      -29.81%       to   -29.79%
  2001       53,278  10.17   to   10.22      544,729    1.52% to 1.77%     0.00%       -8.60% (4)   to    -8.17% (4)

International Growth and Income Portfolio (Class 2)
---------------------------------------------------
  2004      264,321  13.29   to   13.39    3,536,280    1.52% to 1.77%     1.18%       18.56%       to    18.86%
  2003      269,555  11.21   to   11.26    3,033,045    1.52% to 1.77%     1.23%       34.32%       to    34.65%
  2002      292,761   8.34   to    8.36    2,446,430    1.52% to 1.77%     1.12%      -22.37%       to   -22.21%
  2001       78,808      -        10.75      847,233    1.52% to 1.77%     0.40%           -              -5.50% (4)

MFS Massachusetts Investors Trust Portfolio (Class 2)
-----------------------------------------------------
  2004      169,321  19.63   to   19.79    3,347,593    1.52% to 1.77%     0.68%        9.73%       to    10.01%
  2003      222,888  17.89   to   17.99    4,007,299    1.52% to 1.77%     0.77%       20.16%       to    20.46%
  2002      164,480  14.89   to   14.93    2,455,307    1.52% to 1.77%     0.86%      -22.49%       to   -22.30%
  2001       50,841  19.20   to   19.22      976,971    1.52% to 1.77%     0.62%       -5.01% (4)   to    -4.94% (4)

MFS Mid-Cap Growth Portfolio (Class 2)
--------------------------------------
  2004      348,528  10.46   to   10.55    3,672,275    1.52% to 1.77%     0.00%       11.92%       to    12.20%
  2003      366,304   9.35   to    9.40    3,441,323    1.52% to 1.77%     0.00%       34.63%       to    34.97%
  2002      325,138   6.94   to    6.97    2,263,955    1.52% to 1.77%     0.00%      -48.18%       to   -48.04%
  2001      112,406  13.40   to   13.41    1,506,931    1.52% to 1.77%     0.00%      -12.03% (4)   to   -11.95% (4)

Putnam Growth: Voyager Portfolio (Class 2)
------------------------------------------
  2004       27,482  17.24   to   17.37      476,384    1.52% to 1.77%     0.00%        3.00%       to     3.26%
  2003       37,017  16.73   to   16.82      621,956    1.52% to 1.77%     0.11%       21.66%       to    21.97%
  2002       49,321  13.76   to   13.79      679,855    1.52% to 1.77%     0.09%      -27.85%       to   -27.67%
  2001       26,195      -        19.07      499,507    1.52% to 1.77%     0.00%           -              -9.49% (4)

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)
   -----------------------

                     At December 31                           For the Year Ended December 31
         -------------------------------------   -----------------------------------------------------------
                    Unit Fair Value              Expense Ratio     Investment         Total Return
                       Lowest to     Net Assets      Lowest         Income              Lowest to
  Year     Units       Highest($)           ($)   to Highest(1)     Ratio(2)           Highest(3)
-------  ---------  ---------------  ----------  ---------------   ----------    ---------------------------
SunAmerica Balanced Portfolio (Class 2)
---------------------------------------
   2004    350,674  14.77 to  14.88   5,215,881  1.52% to 1.77%      1.38%         4.75%      to    5.01%
   2003    386,470  14.10 to  14.17   5,474,919  1.52% to 1.77%      2.19%        12.93%      to   13.21%
   2002    379,274  12.49 to  12.52   4,746,806  1.52% to 1.77%      3.62%       -16.79%      to  -16.58%
   2001    110,668      -     15.00   1,660,604  1.52% to 1.77%      1.62%            -            -3.98%(4)

Technology Portfolio (Class 2)
------------------------------
   2004    207,528  2.43  to   2.44     506,180  1.52% to 1.77%      0.00%        -4.38%      to   -4.14%
   2003    255,787  2.54  to   2.55     651,104  1.52% to 1.77%      0.00%        47.93%      to   48.30%
   2002    205,027  1.71  to   1.72     352,138  1.52% to 1.77%      0.00%       -50.32%      to  -50.19%
   2001     87,433         -   3.45     301,774  1.52% to 1.77%      0.00%            -           -14.15%(4)

Telecom Utility Portfolio (Class 2)
-----------------------------------
   2004    118,357  11.50 to  11.57   1,369,218  1.52% to 1.77%      4.71%         14.56%     to   14.84%
   2003    148,520  10.04 to  10.08   1,496,332  1.52% to 1.77%      6.27%         16.52%     to   16.80%
   2002    137,876   8.61 to   8.63   1,189,346  1.52% to 1.77%     12.45%        -25.21%     to  -25.03%
   2001     29,036  11.51 to  11.52     334,157  1.52% to 1.77%      4.01%        -10.43%(4)  to  -10.36%(4)

Worldwide High Income Portfolio (Class 2)
-----------------------------------------
   2004     37,853  18.50 to  18.66     705,583  1.52% to 1.77%      6.97%          7.34%     to   7.61%
   2003     35,399  17.23 to  17.34     613,576  1.52% to 1.77%      8.89%         23.55%     to  23.86%
   2002     15,407  13.95 to  14.00     215,603  1.52% to 1.77%     17.76%         -2.36%     to  -2.11%
   2001      2,308  14.29 to  14.30      32,990  1.52% to 1.77%     13.04%         -1.40%(4)  to  -1.31%(4)

Foreign Value Portfolio (Class 3)
---------------------------------
   2004    529,583  14.60 to  14.70   7,783,823  1.52% to 1.77%      2.52%         17.66%     to  17.96%
   2003     49,159  12.41 to  12.46     612,607  1.52% to 1.77%      0.06%         17.90%(7)  to  18.03%(7)
   2002          -      -         -           -              -          -              -              -
   2001          -      -         -           -              -          -              -              -

Marsico Growth Portfolio (Class 3)
----------------------------------
   2004     95,736  10.32 to  10.39     993,766  1.52% to 1.77%      0.00%          9.03%     to   9.30%
   2003     33,342   9.47 to   9.51     316,852  1.52% to 1.77%      0.00%          8.31%(7)  to   8.42%(7)
   2002          -      -         -           -              -          -              -              -
   2001          -      -         -           -              -          -              -              -

MFS Total Return Portfolio (Class 3)
------------------------------------
   2004    139,747  24.76 to  24.93   3,481,876  1.52% to 1.77%      0.23%          9.09%     to  9.36%
   2003     37,970  22.70 to  22.80     865,443  1.52% to 1.77%      3.68%          7.38%(7)  to  7.49%(7)
   2002          -      -         -           -              -          -              -             -
   2001          -      -         -           -              -          -              -             -

Small & Mid Cap Value Portfolio (Class 3)
-----------------------------------------
   2004    699,209  15.66 to  15.77  11,024,742  1.52% to 1.77%      0.92%         15.76%     to  16.05%
   2003     56,336  13.53 to  13.59     765,442  1.52% to 1.77%      0.01%         18.17%(7)  to  18.30%(7)
   2002          -      -         -           -              -          -              -              -
   2001          -      -         -           -              -          -              -              -

Comstock Portfolio (Class II)
-----------------------------
   2004    881,182  11.98 to  12.06  10,623,196  1.52% to 1.77%      0.67%         15.37%     to   15.66%
   2003    371,432  10.38 to  10.43   3,872,189  1.52% to 1.77%      0.59%         28.48%     to   28.80%
   2002    168,770   8.08 to   8.10   1,365,127  1.52% to 1.77%      0.08%        -20.71%     to  -19.16%(6)
   2001      3,643      -     10.21      37,206  1.52% to 1.77%      0.00%             -            1.07%(5)

Emerging Growth Portfolio (Class II)
------------------------------------
   2004    200,408   8.95 to   9.06   1,812,632  1.52% to 1.77%      0.00%          4.91%     to    5.17%
   2003    245,014   8.53 to   8.61   2,107,785  1.52% to 1.77%      0.00%         24.81%     to   25.12%
   2002    147,400   6.84 to   6.88   1,013,494  1.52% to 1.77%      0.02%        -33.67%     to  -30.41%(6)
   2001      1,143      -     10.38      11,866  1.52% to 1.77%      0.00%             -            0.24%(5)

Growth and Income Portfolio (Class II)
--------------------------------------
   2004    561,235  12.42 to  12.52   7,024,439  1.52% to 1.77%      0.74%         12.12%     to   12.40%
   2003    262,065  11.08 to  11.14   2,918,413  1.52% to 1.77%      0.47%         25.44%     to   25.75%
   2002    105,663   8.83 to   8.86     935,499  1.52% to 1.77%      0.20%        -14.87%(6)  to  -13.67%(6)
   2001          -      -         -           -              -          -              -               -

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)
   -----------------------

                     At December 31                           For the Year Ended December 31
         -------------------------------------   -----------------------------------------------------------
                    Unit Fair Value              Expense Ratio     Investment          Total Return
                       Lowest to     Net Assets     Lowest           Income             Lowest to
  Year     Units       Highest($)           ($)   to Highest(1)      Ratio(2)           Highest(3)
-------  ---------  ---------------  ----------  ---------------   ----------    ---------------------------
Global Growth Fund (Class 2)
----------------------------
   2004    816,302  16.21 to  16.31  13,310,053  1.52% to 1.77%      0.40%         11.50%     to   11.78%
   2003    166,608  14.54 to  14.59   2,430,368  1.52% to 1.77%      0.00%         16.79%(7)  to   16.92%(7)
   2002          -      -         -           -     -                   -              -               -
   2001          -      -         -           -     -                   -              -               -

Growth Fund (Class 2)
---------------------
   2004  1,242,872  16.16 to  16.25  20,191,680  1.52% to 1.77%      0.23%         10.53%     to   10.81%
   2003    422,389  14.62 to  14.67   6,194,824  1.52% to 1.77%      0.21%         11.28%(7)  to   11.40%(7)
   2002          -      -         -           -     -                   -              -               -
   2001          -      -         -           -     -                   -              -               -

Growth-Income Fund (Class 2)
----------------------------
   2004  2,255,048  15.34 to  15.43  34,793,668  1.52% to 1.77%      1.20%          8.44%     to    8.71%
   2003    688,783  14.15 to  14.20   9,777,935  1.52% to 1.77%      1.61%         12.64%(7)  to   12.76%(7)
   2002          -      -         -           -     -                   -              -               -
   2001          -      -         -           -     -                   -              -               -

Growth and Income Portfolio (Class VC)
--------------------------------------
   2004    913,724  11.62 to  11.71  10,699,012  1.52% to 1.77%      1.41%         10.68%     to   10.96%
   2003    157,785  10.50 to  10.56   1,665,319  1.52% to 1.77%      1.29%         12.94%(7)  to   13.06%(7)
   2002          -      -         -           -     -                   -              -               -
   2001          -      -         -           -     -                   -              -               -

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) For the period from the effective date of July 9, 2001 to December 31, 2001.

(5)   For the period from the following effective dates to
      December 31, 2001:
      Comstock Portfolio (Highest)                                  12/10/01
      Emerging Growth Portfolio (Highest)                           12/10/01

(6)   For the period from the following effective dates to
      December 31, 2002:
      Growth and Income Portfolio (Highest)                         01/25/02
      Comstock Portfolio - (Lowest)                                 01/29/02
      Emerging Growth Portfolio - (Lowest)                          01/29/02
      Growth and Income Portfolio - (Lowest)                        02/19/02

(7)   For the period from July 28, 2003 to December 31, 2003.

                         AMERICAN HOME ASSURANCE COMPANY

                            NAIC Company Code: 19380

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of American Home Assurance Company;

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Notes 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                               2004
                                                                                        -----------------
                               Admitted Assets
                               ---------------

Bonds, principally at amortized cost (NAIC market value: 2004 - $8,209,550,613)         $   7,994,583,920
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $463,190,085)           457,593,670
  Common stocks, at NAIC market value (cost: 2004 - $1,374,733,826)                         2,923,431,228
Short-term investments, at amortized cost (approximates NAIC market value)                     70,457,937
Other invested assets, primarily at equity (cost: 2004 - $1,755,421,344)                    1,822,436,352
Cash                                                                                           18,536,724
Receivable for securities                                                                      99,398,952
Aggregate write-ins for invested assets                                                            55,962
                                                                                        -----------------
  Total cash and invested assets                                                           13,386,494,745
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                            614,119,837
  Premiums and installments booked but deferred and not yet due                               693,540,979
  Accrued retrospective premiums                                                                7,717,284
Funds held by or deposited with reinsurers                                                    161,437,334
Amounts receivable under high deductible policies                                             367,173,605
Reinsurance recoverable on loss payments                                                      245,991,798
Current federal and foreign income tax recoverable from parent                                575,690,315
Net deferred tax assets                                                                       322,784,777
Electronic data processing equipment, less accumulated depreciation                            90,769,778
Interest and dividends due and accrued                                                        153,753,788
Receivable from parent, subsidiaries, and affiliates                                          430,317,791
Equities in underwriting pools and associations                                               498,433,360
Deposit accounting assets                                                                   1,638,716,479
Deposit accounting assets - funds held                                                        424,685,160
Other assets                                                                                  371,905,317
                                                                                        -----------------
  Total admitted assets                                                                 $  19,983,532,347
                                                                                        =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                          2004
                                                                                   ------------------
                                 Liabilities
                                 -----------

Unpaid losses                                                                      $    8,252,100,497
Reinsurance payable on paid loss and loss adjustment expenses                             259,374,904
Unpaid loss adjustment expenses                                                         1,105,698,242
Commissions payable, contingent commissions and other similar charges                      16,225,705
Other expenses (excluding taxes, licenses and fees)                                         5,172,252
Taxes, licenses and fees (excluding federal and foreign income taxes)                     118,934,443
Ceded reinsurance premiums payable, net of ceding commissions                              74,707,897
Unearned premiums                                                                       4,136,808,013
Funds held under reinsurance treaties                                                     261,468,677
Amounts withheld or retained by company for account of others                              41,058,124
Provision for reinsurance                                                                 376,737,564
Payable to parent, subsidiaries, and affiliates                                           346,918,710
Dividends declared and unpaid                                                              16,724,656
Policyholder funds on deposit                                                              20,861,810
Loss clearing                                                                               8,664,540
Retroactive reinsurance reserve - assumed                                                  10,676,730
Retroactive reinsurance reserve - ceded                                                   (81,535,596)
Liability for pension and severance pay                                                     4,882,444
Deposit accounting liability - funds held                                               1,089,396,213
Deposit accounting liabilities                                                            465,475,220
Other liabilities                                                                         113,841,675
                                                                                   ------------------
  Total liabilities                                                                    16,644,192,720
                                                                                   ------------------

                          Capital and Surplus
                          -------------------

Special surplus funds from retroactive reinsurance                                         81,577,842
Common capital stock, $15.00 par value 1,758,158 shares
  authorized, 1,695,054 shares issued and outstanding                                      25,425,810
Capital in excess of par value                                                            702,745,971
Unassigned surplus                                                                      2,529,590,004
                                                                                   ------------------
  Total capital and surplus                                                             3,339,339,627
                                                                                   ------------------
  Total liabilities, capital and surplus                                           $   19,983,532,347
                                                                                   ==================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                           2004
                                                                                     -----------------
Underwriting income:
Premiums earned                                                                      $   6,522,744,479
                                                                                     -----------------
Deductions:
  Losses incurred                                                                        4,766,132,507
  Loss adjustment expenses incurred                                                        730,780,156
  Other underwriting expenses incurred                                                   1,424,929,073
                                                                                     -----------------
Total underwriting deductions                                                            6,921,841,736
                                                                                     -----------------
Net underwriting loss                                                                     (399,097,257)
                                                                                     -----------------
Investment income:
  Net investment income earned                                                             419,417,808
  Net realized capital gains                                                                38,868,927
                                                                                     -----------------
Net investment gain                                                                        458,286,735
                                                                                     -----------------
Net loss from agents' or premium balances charged off                                      (42,782,977)
Other gain                                                                                  37,854,653
                                                                                     -----------------
Income before dividends to policyholders and federal and foreign income taxes               54,261,154
Dividends to policyholders                                                                    (532,291)
                                                                                     -----------------
Income after dividends to policyholders but before federal and foreign income taxes         53,728,863
Federal and foreign income tax provision                                                    99,915,418
                                                                                     -----------------
Net loss                                                                             $     (46,186,555)
                                                                                     =================
                  Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                         $   3,621,899,313
  Adjustment to beginning surplus                                                         (588,401,404)
                                                                                     -----------------
Total capital and surplus, as of January 1, 2004                                         3,033,497,909
Gains and (losses) in surplus:
  Net (loss) income                                                                        (46,186,555)
  Change in net unrealized capital gains                                                   360,939,835
  Change in net deferred income taxes                                                      363,072,435
  Change in non-admitted assets                                                           (345,908,075)
  Change in provision for reinsurance                                                       (7,794,510)
  Cash dividends to stockholder                                                            (63,464,000)
  Paid in surplus                                                                          157,947,881
  Other surplus adjustments                                                               (149,131,610)
  Unrealized foreign exchange adjustment                                                    36,366,317
                                                                                     -----------------
Change in surplus as regards policyholders for the year                                    305,841,718
                                                                                     -----------------
Total capital and surplus, December 31, current year                                 $   3,339,339,627
                                                                                     =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                               2004
                                                                         ------------------
Premiums collected net of reinsurance                                    $    7,036,063,766
Net investment income                                                           436,056,847
Miscellaneous income                                                             (4,928,324)
                                                                         ------------------
Total                                                                         7,467,192,289
Benefit and loss related payments                                                13,776,767
Commissions, expenses paid and aggregate write-ins for deductions             1,930,945,277
Dividends paid to policyholders                                                     600,677
Federal and foreign income taxes paid                                           618,202,167
                                                                         ------------------
Total                                                                         2,563,524,888
                                                                         ------------------
Net cash from operations                                                      4,903,667,401
                                                                         ------------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                       3,286,111,245
  Stocks                                                                      2,427,403,810
  Other invested assets                                                       3,872,120,851
  Net losses on cash short-term investments                                          (2,974)
  Miscellaneous proceeds                                                         77,009,289
                                                                         ------------------
Total investment proceeds                                                     9,662,642,221
                                                                         ------------------
Cost of investments acquired (long-term only):
  Bonds                                                                       5,267,294,849
  Stocks                                                                      2,513,099,560
  Other invested assets                                                       4,354,699,859
  Miscellaneous applications                                                    107,456,829
                                                                         ------------------
Total investments acquired                                                   12,242,551,097
                                                                         ------------------
Net cash used for investments                                                (2,579,908,876)
                                                                         ------------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                              157,947,881
    Net deposits on deposit type contracts                                     (641,967,545)
  Dividends to stockholders                                                     (63,464,000)
  Other cash applied                                                         (1,798,699,473)
                                                                         ------------------
Net cash used in financing and miscellaneous sources                         (2,346,183,137)
                                                                         ------------------
Net change in cash and short-term investments                                   (22,424,612)

                           RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                             111,419,273
                                                                         ------------------
  End of year                                                            $       88,994,661
                                                                         ==================

                        See Notes to Financial Statements

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     American Home Assurance Company (the "Company" or "AHAC") is a direct wholly owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see
     Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and, for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of 1) Discounted workers compensation reserves on a non-tabular basis. In NAIC SAP, discounting of reserves is not permitted on a non- tabular basis. 2)Under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted. 3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance. In NAIC SAP, New York regulation 20 credits are not permitted. 4) Goodwill admissibility rules differ from that of NAIC SAP.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the State of New York is shown below:

                                                              2004
                                                        ---------------
     Net Income (Loss), New York
      Insurance Department basis                        $   (46,186,555)

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                              (44,159,900)
                                                        ---------------
     Net Income (Loss), NAIC SAP                        $   (90,346,455)
                                                        ---------------

     Statutory Surplus, New York Insurance
      Department basis                                  $ 3,339,339,627

     State Practices - Credit (Charge):
        Non-Tabular Discounting                            (181,173,624)
        Reinsurance Credits                                (191,577,609)
        Electronic data processing equipment and
         software                                           (90,731,378)
                                                        ---------------
     Statutory Surplus, NAIC SAP                        $ 2,875,857,016
                                                        ---------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; (7) corrections of accounting errors are reported as an adjustment to the prior period financial statement; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP:
     (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market;
     (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

          A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

          B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of Mortgage-backed securities approximated $178,991,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates (including subsidiaries) are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and investments in partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based on equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships and foreign currency translation are credited or charged to unassigned surplus.

          C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

          D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the leases or estimated useful lives. The Company had depreciation expense of $17,059,883 for the year ended 2004.

          E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of claims adjustors' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $143,687,856 and $181,173,624, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using the discount factors promulgated by the New York Insurance Department. At December 31, 2004, liabilities include $2,211,905,306 of such discounted reserves.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

          G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

          H.   Dividends to policyholders are charged to income as declared.

          I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

          J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

          K. Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

          L. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

          M. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

          N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses.

          O. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $7,717,284.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                         Amount
     ----------------------------------------------------------------
     Total capital and surplus, as of December 31,
      previous year                                      $  3,621,899

     Adjustments to beginning surplus:
       1. Union Excess                                       (370,620)
       2. Richmond                                            (44,206)
       3. Coventry                                            (15,932)
       4. Muni-Covered Call                                    (3,381)
       5. Loss Reserves                                       (74,580)
       6. DBG Analysis                                        (53,316)
       7. Other Adjustments                                    (9,478)
          Risk Transfer (Other than Union Excess and
           Richmond)                                          (16,588)
                                                         ------------
            Total adjustments to beginning surplus           (588,401)
                                                         ------------
     Total capital and surplus, as of January 1, 2004    $  3,033,498
                                                         ============

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP 21 "Other Admitted Assets". The admitted value of the loans is an amount not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans. The Company has committed to use its best efforts to effect a transfer of all life settlement loans on its books to another company prior to December 31, 2005.

     4. Muni-Covered Calls- The Company entered into a series of transactions with third parties whereby the company sold in-the-money calls, principally on municipal bonds in its investment portfolio, that had unrealized gains associated with them. Upon exercise of a call, the related bonds were delivered to the purchaser of the call and subsequently reacquired by the Company pursuant to contingent forward agreements which permitted the Company to repurchase the bonds at prevailing market value. The company did not cede control over the

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          bonds and therefore the transactions should not have been accounted for as sales and subsequent purchases. The adjustments reduced previously reported net investment income and correspondingly decreased amortized cost of the investment.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because, in each instance, IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, which individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as any alternative minimum tax credits generated by the company. The federal income tax recoverable and payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004 and 2003.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset are as follows:

     Gross deferred tax assets                           $ 946,890,209
     Gross deferred tax liabilities                        128,671,189
     Non-admitted deferred tax assets in accordance
      with SSAP No.10, income taxes                        495,434,243
                                                         -------------
     Net deferred tax assets admitted                      322,784,777
                                                         -------------
     Change in deferred tax assets non-admitted          $ 225,561,704
                                                         -------------

     The components of the current income tax incurred are as follows:

     Tax benefit on net underwriting and net
      investment income                                  $  61,549,403
     Federal income tax adjustment - prior year             24,761,891
     Tax on net realized gains                              13,604,124
                                                         -------------
     Current income taxes incurred                       $  99,915,418
                                                         -------------

     Prior years' federal income tax adjustment of $24,761,891 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of the deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets
     -------------------

     Loss reserve discount                              $  402,853,219
     Non-admitted assets                                   186,531,611
     Unearned premium reserve                              289,576,562
     Unearned capital losses                                         -
     Partnership adjustments                                 6,493,685
     Pension adjustments                                     7,327,555
     Other temporary differences                            54,107,577
                                                        --------------
     Gross deferred tax assets                             946,890,209
     Non-admitted deferred tax assets                     (495,434,243)
                                                        --------------
     Admitted deferred tax assets                       $  451,455,966
                                                        --------------
     Deferred Tax Liabilities
     ------------------------

     Unrealized capital gains                           $ (128,671,189)
     Other temporary differencs                                      -
                                                        --------------
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net admitted deferred tax assets                   $  322,784,777
                                                        --------------

     Gross deferred tax assets                          $  946,890,209
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net deferred tax (liabilities) / assets            $  818,219,020
                                                        --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                              Amount         Tax Effect
                                                          --------------   --------------
     Income before taxes                                  $   53,728,863   $   18,805,102
     Tax exempt income and dividends received deduction     (218,682,668)     (76,538,934)
     Federal income tax adjustment - prior year               70,748,260       24,761,891
     Non-admitted assets                                    (532,947,460)    (186,531,611)
     Intercompany dividends                                  (13,070,040)      (4,574,514)
     Writeoffs                                                34,982,763       12,243,967
     Income item tax effected                                 37,000,000       12,950,000
     Sub Part F Income                                        10,016,668        3,505,834
     Japan tax credits                                                 -      (49,495,894)
     Japan % tax differential                                          -      (17,774,844)
     Other                                                    (1,451,470)        (508,015)
                                                          --------------   --------------
     Total                                                $ (559,675,084)  $ (263,157,017)
                                                          --------------   --------------
     Federal income tax incurred                                           $   99,915,418
     Change in deferred tax                                                  (363,072,435)
                                                                           --------------
     Taxable income                                                        $ (263,157,017)
                                                                           ==============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                          $   75,153,527
     First preceding year                  $  171,304,595
     Second preceding year                 $            -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branches) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 36%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                       NAIC            Pool
     Company                                                          Company      Participation
                                                                       Code          Percentage
                                                                      -------      -------------
     1)  AIU Insurance Company                                         19399            1%
     2)  American International Pacific Insurance Company              23795            0%
     3)  American International South Insurance Company                40258            0%
     4)  American Home Assurance Company                               19380            36%
     5)  Birmingham Fire Insurance Company of Pennsylvania             19402            5%
     6)  Commerce and Industry Insurance Company                       19410            10%
     7)  Granite State Insurance Company                               23809            0%
     8)  Illinois National Insurance Co.                               23817            0%
     9)  The Insurance Company of the State of Pennsylvania            19429            5%
     10) National Union Fire Ins. Co. of Pittsburgh, Pa *              19445            38%
     11) New Hampshire Insurance Company                               23841            5%

*    Lead Company

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association or AIUOA), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are; American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, Pa. ("NUF") (11%) and American Home Assurance Company ("AHAC")(10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future insurance business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $502,165,000, gross of $590,582,183 in loss reserves.

     Additionally the Company holds 4.49% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following tables summarizes the transactions by the Company with any affiliate that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

     2004                                                           Assets Received by Insurer      Assets Transferred by Insurer
     ----                                                        -------------------------------    -----------------------------
       Date of       Explanation of    Name of        Name of       Statement                          Statement
     Transaction       Transaction     Insurer       Affiliate        Value          Description         Value        Description
     03/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     06/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     09/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     12/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems and investment and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corporation, AI Recovery, Inc and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $24,421,174, $3,668,187, $3,101,504 and $114,334,588,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund and the domestic fund of $41,452,303 and $410,865 as of December 31, 2004.

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                     2004
     -------                                               --------------
     AIG                                                   $  575,690,315
                                                           --------------
     Current federal and foreign income tax receivable     $  575,690,315
                                                           --------------

     During 2004, the Company sold $215,563,671 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,834,347.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies. In exchange for annual guarantee fee, the guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by the rating agencies. In the event of termination of a guarantee,

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is a party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                       Guarantee     Policyholder        Invested     Estimated      Policyholder
     Guaranteed Company                                     Issued      Obligations          Assets         Loss          Surplus
     ------------------                                   ----------   --------------   --------------   ----------   --------------
     AIG Hawaii Ins. Co., Inc.                            11/05/1997   $       98,718   $      153,383   $        -   $       60,052
     AIG Czech Republic posjistovna, a.s.                 08/01/2003           15,666           16,520            -           15,239
     AIG Europe S.A.                                      09/15/1998          676,756          851,031            -          870,020
     AIG Europe (Netherlands)                             09/20/2004          348,562           88,446            -          122,581
     AIG Mexico Seguros Interamericana, S.A. de C.V.      12/15/1997           75,696            8,519            -           75,259
     Landmark Insurance Company, Limited                  03/02/1998          375,323          224,850            -           51,687
     American General Life and Accident Ins. Co.          03/03/2003        7,446,053        8,572,671            -          602,213
     American General Life                                03/03/2003       18,781,087       21,488,480            -        2,176,470
     The United States Life Ins. Co. of the City of N Y   03/03/2003        2,866,352        3,348,197            -          422,660
     The Variable Annuity Life Insurance Company          03/03/2003       29,119,869       32,873,519            -        3,005,475
     AIG Edison Life Insurance Company                    08/29/2003        9,199,762       20,305,850            -          658,146
     American International Insurance Company             11/05/1997          285,253          684,164            -          284,328
     American International Insurance Company of Calif    12/15/1997           94,590           46,635            -           17,619
     American International Insurance Company of NJ       12/15/1997          165,466           41,935            -           24,978
     Minnesota Insurance Company                          12/15/1997           40,039           49,205            -           16,519
     AIG SunAmerica Life Assurance Company*               01/04/1999        5,137,351        6,590,567            -          836,490
     First SunAmerica Life Insurance Company *            01/04/1999        3,011,941        3,242,573            -          258,706
     SunAmerica Life Insurance Company *                  01/04/1999       45,124,182       67,186,999            -        5,008,984
     Lloyds Syndicate 1414                                12/15/2004          571,000          689,000            -          143,000
                                                                       --------------   --------------   ----------   --------------
       Total                                                           $  123,433,666   $  166,462,544   $        -   $   14,650,421
                                                                       --------------   --------------   ----------   --------------


*    The guaranteed Company is also backed by a support agreement issued by AIG.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."

     (in thousands)                                                                                    2004
                                                                                                      Equity
     Company                                            Ownership     Cost 2004      Equity 2004      Change
     -----------------------------------------------------------------------------------------------------------
     Common stock:
     -------------
     AIG Hawaii Insurance Company, Inc.                   100.00%    $     10,000    $     62,419   $      6,162
     AIG Non Life Holding Company (Japan), Inc.           100.00%         124,477         268,674         91,085
     American International Realty Corp.                   31.47%          29,581          27,280         (5,614)
     Eastgreen, Inc.                                       13.97%          12,804          13,580            537
     Pine Street Real Estate Holdings Corp.                31.47%           5,445          21,342            915
     Pine Street I Holdings LLC                             5.70%               -               -        (14,779)
     AIG Mexico Industrial, I.L.L.C.                       49.00%          36,720          36,720           (171)
     Americana International Life Insurance Company        22.48%          70,387         136,406         12,940
     American International Insurance Company              25.00%          25,000          75,714         37,473
     AIG Claim Services, Inc.                              50.00%          48,962          56,529         24,402
     AIG Technical Services, Inc.                          50.00%               -               -        (23,409)
     Transatlantic Holdings, Inc.                          34.00%          34,055       1,043,765        (47,437)
     21st Century Insurance Group                          16.69%         240,667         148,402         (1,637)
                                                                     ------------    ------------   ------------
     Total                                                           $    638,098    $  1,890,831   $     80,467
                                                                     ------------    ------------   ------------

     The remaining equity interest in these equities, except for 21st Century Insurance Group and Transatlantic Holdings, Inc is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined ownership percentage greater than 10%.

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations.

     The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rates and the average rate of increases in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for the discount rate and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $9.8 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is currently bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                                     2004
                                                     -----
     Discount rate                                    5.75%
     Average salary rate increase                     4.25%
     Medical trend rate year 1 *                     10.00%
     Medical trend rate year 6 and over *             5.00%

* The medical trend rate grades downward from years 1 through 6. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $127.3 thousand for 2004. Postretirement calculations are based principally on the formula described in AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $8,233,574,000. The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                                       Gross        Gross          NAIC
                                                                      Amortized     Unrealized   Unrealized       Market
                                                                        Cost           Gains       Losses         Value
                                                                    -------------   ----------   ----------   -------------
     2004
     Debt securities:
     U.S. governments:                                              $     409,872   $    2,471   $    3,542   $     408,801
     All other governments:                                               696,857        4,848          377         701,328
     States, territories and possessions:                               1,495,488       31,687        2,075       1,525,100
     Political subdivisions of states, territories and
      possessions:                                                      1,218,335       33,096        1,324       1,250,107
     Special revenue & special assessment obligation and
      all non-guaranteed obligations of agencies and authorities
      of government and their political subdivisions:                   3,642,185      137,274        3,314       3,776,145
     Public utilities:                                                     33,300          776           46          34,030
     Industrial & miscellaneous:                                          498,547       15,663          170         514,040
                                                                    -------------   ----------   ----------   -------------
     Total debt securities:                                         $   7,994,584   $  225,815   $   10,848   $   8,209,551
                                                                    -------------   ----------   ----------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                 Amortized          NAIC
                                                   Cost         Market Value
                                                -----------    -------------
     Due in one year or less                    $   645,776    $     699,528
     Due after one year through five years          548,675          554,970
     Due after five years through ten years       1,695,997        1,715,243
     Due after ten years                          4,931,680        5,060,819
     Mortgage-backed securities                     172,456          178,991
                                                -----------    -------------
     Total                                     $  7,994,584    $   8,209,551
                                               ============    =============

     Proceeds from sales of investments in debt securities during 2004 was $2,197,876,104. Gross gains of $15,434,053 and gross losses of $20,959,625 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,882,606,415 were deposited with regulatory authorities as required by law at December 31, 2004.

     Proceeds from sales of equity investments amounted to $2,307,027,792 in 2004. Gross gains of $121,647,744, and gross losses of $84,827,137, were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $1,692,148,901 and gross unrealized losses of $116,834,853.

     In 2004, the Company reported the following write downs on its investment in joint ventures and partnerships due to an other than temporary decline in fair value.

     Advanced Technology Ventures VI         $    3,444,136
     Sprout Capital IX                            3,403,470
     Advance Technology Ventures VII              2,452,176
     Items Less Than $1 Million                     633,657
                                             --------------
     Total                                   $    9,933,439
                                             --------------

     As of December 31, 2004 securities with a market value of $122,878,063 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $110,329,451 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                           Gross
                                                           Amortized     Unrealized   Number of
     2004                                                     Cost         Loss       Securities
     ----                                                -------------   ----------   ----------
     Less than six months                                $     196,932   $      434           49
     More than six months but less than nine months            869,782        4,882           85
     More than nine months but less than twelve months         147,699        1,193           11
     Twelve months or greater                                  426,685        4,339           36
                                                         -------------   ----------   ----------
     Total                                               $   1,641,098   $   10,848          181
                                                         -------------   ----------   ----------

     The Company plans to hold its securities until the gross unrealized losses are recovered.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company has reinsurance recoverables in dispute of $76,202,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

     (in thousands)
     --------------
                                Unearned Premium         Paid Losses and            Unpaid Losses and
                                    Reserves         Loss Adjustment Expenses   Loss Adjustment Expenses
                               ------------------    ------------------------   ------------------------
     2004
     Affiliates                $        3,314,793    $                 (4,950)  $             12,392,072
     Non-Affiliates                       467,677                     250,942                  2,844,971
                               ------------------    ------------------------   ------------------------
     Total                     $        3,782,470    $                245,992   $             15,237,043
                               ------------------    ------------------------   ------------------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written         Earned
                                                 ------------   ------------
     2004
     Direct business                             $  6,125,467   $  5,785,036
     Reinsurance assumed
       Affiliates                                  11,048,099     10,535,993
       Non-Affiliates                                  20,449         21,525
                                                 ------------   ------------
     Reinsurance ceded
       Affiliates                                   8,878,722      8,379,091
       Non-Affiliates                               1,325,462      1,440,719
                                                 ------------   ------------
     Net premiums                                $  6,989,831   $  6,522,744
                                                 ------------   ------------

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,100,303,082 and initial deposit liabilities of $(558,125,427). As of December 31, 2004, the Company had a remaining deposit asset of $1,772,153,819, after taking into account interest income of $106,939,323, loss recoveries of $443,864,894 and additional deposits of $8,776,308, and a remaining deposit liability of (465,475,220) after taking into account interest expense of $(36,813,398), loss payouts of $99,531,370 and amortization of margin of $45,282,487 and additional deposit liabilities of $(15,350,252). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $133,437,339.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

      (in thousands)

                    NAIC
     Federal ID    Company
       Number       Code                        Reinsurer                           Amount
     -----------------------------------------------------------------------------------------
     Affiliates                                                                 $   14,143,984
                                                                                --------------
     Non-Affiliates

     13-3029255     39322     GENERAL SECURITY NATIONAL                                 21,704
     75-1444207     30058     SCOR REINSURANCE COMPANY                                 111,886
     AA-3190433               COMMERCIAL RISK REINSURANCE CO. LTD.                          16
     AA-1320276               SCOR                                                         104
     AA-1560745               SCOR CANADA REINSURANCE COMPANY                              954
                              SCOR RE ASIA-PACIFIC PTE LTD.                                 53
     AA-1320276               SCOR SA                                                      644
     AA-1121300               SCOR UK COMPANY LTD.                                         401
                                                                                --------------
                              Total SCOR Reinsurance Group                      $      135,762
                                                                                --------------

     13-4924125     10227     AMERICAN RE-INSURANCE COMPANY                            119,853
     58-0828824     66346     MUNICH AMERICAN REASSURANCE                                   37
     AA-1120697               GREAT LAKES REINSURANCE (UK) PLC.                            449
     AA-1340165               MUNCHENER RUCKVERSICHERUNGS GESELLSCHAFT                  10,583
     AA-1560600               MUNICH RE OF CANADA                                        1,293
     AA-1931000               MUNICH REINS CO OF AUSTRALASIA LTD                         1,156
     AA-1120011               MUNICH REINS                                                   -
     AA-1460100               NEW REINSURANCE COMPANY                                        -
                                                                                --------------
                              Total Munich Re Group                             $      133,371
                                                                                --------------

     AA-1126002               LLOYDS 0002                                                1,016
     AA-1126033               LLOYDS 0033                                                    -
     AA-1126040               LLOYDS 0040                                                  211
     AA-1126047               LLOYDS 0047                                                  220
     AA-1126051               LLOYDS 0051                                                  267
     AA-1126052               LLOYDS 0052                                                  120
     AA-1126053               LLOYDS 0053                                                5,732
     AA-1126055               LLOYDS 0055                                                   53
     AA-1126062               LLOYDS 0062                                                   41
     AA-1126079               LLOYDS 0079                                                2,292
     AA-1126102               LLOYDS 0102                                                  163
     AA-1126112               LLOYDS 0112                                                   99
     AA-1126138               LLOYDS 0138                                                  132
     AA-1126183               LLOYDS 0183                                                1,405
     AA-1126187               LLOYDS 0187                                                   35
     AA-1126190               LLOYDS 0190                                                5,927
     AA-1126205               LLOYDS 0205                                                1,066
     AA-1126219               LLOYDS 0219                                                  768

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126227               LLOYDS 0227                                                  202
     AA-1126250               LLOYDS 0250                                                  146
     AA-1126270               LLOYDS 0270                                                  237
     AA-1126282               LLOYDS 0282                                                  975
     AA-1126314               LLOYDS 0314                                                  134
     AA-1126318               LLOYDS 0318                                                1,652
     AA-1126329               LLOYDS 0329                                                  159
     AA-1126340               LLOYDS 0340                                                   31
     AA-1126362               LLOYDS 0362                                                  467
     AA-1126375               LLOYDS 0375                                                  232
     AA-1126376               LLOYDS 0376                                                1,631
     AA-1126382               LLOYDS 0382                                                  270
     AA-1126386               LLOYDS 0386                                                  105
     AA-1126435               LLOYDS 0435                                                2,370
     AA-1126456               LLOYDS 0456                                                  298
     AA-1126457               LLOYDS 0457                                                  367
     AA-1126483               LLOYDS 0483                                                   45
     AA-1126484               LLOYDS 0484                                                   31
     AA-1126488               LLOYDS 0488                                                  676
     AA-1126490               LLOYDS 0490                                                   68
     AA-1126507               LLOYDS 0507                                                  521
     AA-1126510               LLOYDS 0510                                                4,519
     AA-1126529               LLOYDS 0529                                                  200
     AA-1126535               LLOYDS 0535                                                  197
     AA-1126557               LLOYDS 0557                                                  251
     AA-1126566               LLOYDS 0566                                                  671
     AA-1126570               LLOYDS 0570                                                  636
     AA-1126575               LLOYDS 0575                                                   85
     AA-1126582               LLOYDS 0582                                                  124
     AA-1126588               LLOYDS 0588                                                  281
     AA-1126609               LLOYDS 0609                                                  587
     AA-1126623               LLOYDS 0623                                                  896
     AA-1126625               LLOYDS 0625                                                   46
     AA-1126626               LLOYDS 0626                                                   29
     AA-1126672               LLOYDS 0672                                                1,980
     AA-1126683               LLOYDS 0683                                                  205
     AA-1126727               LLOYDS 0727                                                  423
     AA-1126735               LLOYDS 0735                                                  149
     AA-1126741               LLOYDS 0741                                                  177
     AA-1126744               LLOYDS 0744                                                  142
     AA-1126780               LLOYDS 0780                                                  866
     AA-1126800               LLOYDS 0800                                                1,730
     AA-1126807               LLOYDS 0807                                                   16
     AA-1126824               LLOYDS 0824                                                3,734
     AA-1126839               LLOYDS 0839                                                2,475
     AA-1126861               LLOYDS 0861                                                  973
     AA-1126947               LLOYDS 0947                                                   49
     AA-1126957               LLOYDS 0957                                                  120
     AA-1126958               LLOYDS 0958                                                1,651
     AA-1126959               LLOYDS 0959                                                  156
     AA-1126960               LLOYDS 0960                                                   61
     AA-1126990               LLOYDS 0990                                                  350

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126991               LLOYDS 0991                                                  289
     AA-1126994               LLOYDS 0994                                                  118
     AA-1127003               LLOYDS 1003                                                5,644
     AA-1127007               LLOYDS 1007                                                  496
     AA-1127009               LLOYDS 1009                                                1,633
     AA-1127023               LLOYDS 1023                                                   50
     AA-1127027               LLOYDS 1027                                                  124
     AA-1127036               LLOYDS 1036                                                  131
     AA-1127047               LLOYDS 1047                                                  508
     AA-1127069               LLOYDS 1069                                                   87
     AA-1127084               LLOYDS 1084                                                1,839
     AA-1127096               LLOYDS 1096                                                  242
     AA-1127101               LLOYDS 1101                                                  120
     AA-1127141               LLOYDS 1141                                                  119
     AA-1127173               LLOYDS 1173                                                1,199
     AA-1127183               LLOYDS 1183                                                  698
     AA-1127185               LLOYDS 1185                                                   71
     AA-1127200               LLOYDS 1200                                                  222
     AA-1127205               LLOYDS 1205                                                   40
     AA-1127206               LLOYDS 1206                                                  210
     AA-1127207               LLOYDS 1207                                                  432
     AA-1127208               LLOYDS 1208                                                   32
     AA-1127209               LLOYDS 1209                                                  993
     AA-1127212               LLOYDS 1212                                                4,621
     AA-1127215               LLOYDS 1215                                                1,408
     AA-1127218               LLOYDS 1218                                                  488
     AA-1127221               LLOYDS 1221                                                  588
     AA-1127223               LLOYDS 1223                                                   45
     AA-1127224               LLOYDS 1224                                                  143
     AA-1127225               LLOYDS 1225                                                  245
     AA-1127227               LLOYDS 1227                                                1,668
     AA-1127234               LLOYDS 1234                                                   38
     AA-1127236               LLOYDS 1236                                                   33
     AA-1127239               LLOYDS 1239                                                   80
     AA-1127241               LLOYDS 1241                                                1,767
     AA-1127243               LLOYDS 1243                                                  703
     AA-1127245               LLOYDS 1245                                                  155
     AA-1127265               LLOYDS 1265                                                    4
     AA-1127301               LLOYDS 1301                                                   82
     AA-1127308               LLOYDS 1308                                                   29
     AA-1127411               LLOYDS 1411                                                  128
     AA-1127688               LLOYDS 1688                                                  176
     AA-1127861               LLOYDS 1861                                                2,026
     AA-1127900               LLOYDS 1900                                                  930
     AA-1128000               LLOYDS 2000                                                  657
     AA-1128001               LLOYDS 2001                                                8,453
     AA-1128002               LLOYDS 2002                                                   76
     AA-1128003               LLOYDS 2003                                               18,500
     AA-1128010               LLOYDS 2010                                                  718
     AA-1128011               LLOYDS 2011                                                1,085
     AA-1128020               LLOYDS 2020                                               12,168
     AA-1128027               LLOYDS 2027                                                1,766
     AA-1128121               LLOYDS 2121                                                    -
     AA-1128147               LLOYDS 2147                                                  219
     AA-1128183               LLOYDS 2183                                                  124
     AA-1128241               LLOYDS 2241                                                  239

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1128323               LLOYDS 2323                                                   83
     AA-1128376               LLOYDS 2376                                                  228
     AA-1128488               LLOYDS 2488                                                2,869
     AA-1128591               LLOYDS 2591                                                  693
     AA-1128623               LLOYDS 2623                                                  422
     AA-1128724               LLOYDS 2724                                                  101
     AA-1128741               LLOYDS 2741                                                   98
     AA-1128791               LLOYDS 2791                                                5,092
     AA-1128987               LLOYDS 2987                                                2,791
     AA-1129000               LLOYDS 3000                                                  689
     AA-1129030               LLOYDS 3030                                                  242
     AA-1126004               LLOYDS 4444                                                    -
     AA-1126003               LLOYDS 5000                                                  966
     AA-1122000               LLOYD'S UNDERWRITERS                                      61,972
     AA-1128020               WELLINGTON U/W FOR LLOYDS 2020                                 3
     AA-1128468               LLOYDS 2468                                                   27
     AA-1129210               LLOYDS 3210                                                1,057
                                                                                --------------
                              Total Lloyds Underwriters and Syndicates          $      205,934
                                                                                --------------

     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                            -
     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                        7,105
     13-1675535    25364      SWISS REINSURANCE AMERICA CORP                           184,140
     AA-1460045               EUROPEAN REINSURANCE COMPANY OF ZURICH                        12
     AA-1120950               MERCANTILE & GENERAL REINSURANCE CO. LTD.                      -
     AA-1121405               SR INTERNATIONAL BUSINESS INSURANCE CO. LTD.                 189
     AA-1340045               SWISS RE - GERMANY                                         2,723
     AA-1930040               SWISS RE AUSTRALIA BRANCH                                  3,743
     AA-1360240               SWISS RE ITALIA SPA                                            -
     AA-1121400               SWISS REINSURANCE CO. (UK) LTD.                              541
     AA-1560160               SWISS REINSURANCE COMPANY CANADA                           1,384
     AA-1460155               SWISS REINSURANCE COMPANY                                      -
     AA-1460146               SWISS REINSURANCE COMPANY                                  3,535
                                                                                --------------
                              Total Swiss Re Group                              $      203,372
                                                                                --------------


     06-0949141    33197      COLOGNE REINSURANCE CO OF AMERICA                          1,218
     75-1588101    35882      GEICO GENERAL INS CO                                         451
     13-2572994    86258      GENERAL & COLOGNE LIFE RE OF AMERICA                       2,427
     13-2673100    22039      GENERAL REINSURANCE CORPORATION                          180,047
     13-1958482    11967      GENERAL STAR NATIONAL INSURANCE CO                         2,333
     06-1024360    38962      GENESIS INSURANCE COMPANY                                      -
     47-0355979    20087      NATIONAL INDEMNITY COMPANY                                45,349
     75-1670124    38318      REPUBLIC INSURANCE COMPANY                                 1,698
     13-2953213    36048      UNIONE ITALIANA REINS CO OF AMERICA                          460
     06-0876629    37362      GENERAL STAR INDEMNITY                                         9
                              BERKSHIRE HATHAWAY INTERNATIONAL                             319
     AA-1340003               EUROPA RUCKVERSICHERUNGS AG.                                   -
     AA-1120363               FARADAY REINSURANCE CO. LTD.                                 933
     AA-1930285               GENERAL AND COLOGNE RE AUS (NEW ZEALAND BRANCH)               88
     AA-1220070               GENERAL COLOGNE RE RUCKVERS-AG, WIEN                         270
     AA-1930285               GENERAL RE AUSTRALIA LTD                                     797
     AA-1120668               GENERAL RE UK LTD                                            154
     AA-1340145               KOLNISCHE RUCKVERSICHERUNGS GESELLSCHAFT                      68
                                                                                --------------
                              Total Berkshire Hathaway Group                    $      236,621
                                                                                --------------
                              Total Non-Affiliates                              $      915,061
                                                                                --------------
                                Total                                           $   15,059,044
                                                                                ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance         Ceded Reinsurance                  Net
                        ------------------------   ------------------------   --------------------------
                          Premium     Commission      Premium    Commission     Premium      Commission
     (in thousands)       Reserves      Equity       Reserves      Equity       Reserves       Equity
     Affiliated         $ 5,283,256   $  672,080   $ 3,314,793   $  398,922   $  1,968,463   $  273,158
     Non Affiliated           6,117          778       467,677       56,283   $   (461,560)     (55,505)
                        -----------   ----------   -----------   ----------   ------------   ----------
     Total              $ 5,289,373   $  672,858   $ 3,782,470   $  455,205   $  1,506,903   $  217,653
                        -----------   ----------   -----------   ----------   ------------   ----------

     The Company reported in its 2004 underwriting results $61,922,748 of statutory loss comprised of premiums earned of $(8,314,944) and losses incurred of $53,607,804 as a result of commutations with the following reinsurers:

     Company                                         Amount
     -------                                     ---------------
     Farm Bureau Mutual                          $       634,281
     Providence Washington                              (17,272)
     TIG Insurance Co.                                 (869,936)
     Aviabel S.A.                                        274,100
     Royal and Sun Alliance PLC                          234,088
     CX Reinsurance                                    4,273,740
     SCOR Re                                          21,276,221
     AXA Corporate Solutions                           3,474,997
     AXA Albingia                                      5,837,110
     National Indemnity Co.                            2,670,601
     General Re Corp.                                 16,089,880
     Trenwick America                                    583,625
     Cottrell Syndicate                                 (66,993)
     Converium Reins.                                  7,528,306
                                                 ---------------
     Total                                       $    61,922,748
                                                 ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

                                                                  Assumed              Ceded
                                                              ---------------    ---------------
     Retroactive Reinsurance for the year ended December 31, 2004 a  Reserves Transferred:
     1) Initial Reserves                                      $   216,347,022    $   157,334,919
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (181,238,187)       (51,367,218)
                                                              ---------------    ---------------
     4) current total                                         $    35,108,835    $   105,967,701
                                                              ---------------    ---------------

     b  Consideration Paid or Received:
     1) Initial Reserves                                      $   194,940,000    $   276,436,985
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (180,000,000)       (18,038,159)
                                                              ---------------    ---------------
     4) current total                                         $    14,940,000    $   258,398,826
                                                              ---------------    ---------------

     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                         $     1,431,885    $   296,392,127
     2) current year                                                1,780,466         29,567,178
                                                              ---------------    ---------------
     3) current total                                         $     3,212,351    $   325,959,305
                                                              ---------------    ---------------

     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                          $             -    $    47,558,663
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                                          -         34,019,179
                                                              ---------------    ---------------
     4) current year restricted surplus                                     -         81,577,842
                                                              ---------------    ---------------
     5) cumulative total transferred to unassigned funds      $             -    $     1,805,141
                                                              ---------------    ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     All cedents and reinsurers involved in all transactions included in summary totals above: (in thousands)

        Code               Company                                       Assumed          Ceded
     ----------   --------------------------------                    -------------   --------------
     AA-1320035   AXA RE                                              $           -   $    1,010,036
       19453      TRANSRECO                                                       -        1,046,700
     AA-3194128   ALLIED WORLD ASSURANCE CO. LTD                                  -            9,276
     AA-3194126   ARCH REINSURANCE LTD.                                           -           18,552
     AA-3194130   ENDURANCE SPECIALTY INSURANCE                                   -          169,141
     AA-1121425   MARKEL INTL INSURANCE CO LTD.                                   -          130,422
       39845      EMPLOYERS REINSURANCE CO                                        -          111,902
       10357      PLATINUM UNDERWRITERS REINSURA                                  -           75,294
       23043      LIBERTY MUTUAL                                                  -           51,855
       22977      LUMBERMENS MUTUAL CASUALTY CO                                   -          172,826
       42439      TOA RE INS CO OF AMERICA                                        -          220,239
     AA-1121366   SPHERE DRAKE INSURANCE LTD                                      -            4,272
     AA-1340099   ALLIANZ MARINE & AVIATION VERS                                  -           48,188
       30058      SCOR REINS. CO.                                                 -           14,815
     AA-3190800   ALEA (BERMUDA) LTD.                                             -          247,686
     AA-1120355   CX REINSURANCE COMPANY LTD.                                     -          345,653
     AA-1340125   HANNOVER RUCKVERSICHERUNGS AG.                                  -          315,165
       19895      ATLANTIC MUTUAL INS. CO.                                        -           12,599
     AA-1930320   GORDIAN RUNOFF LTD.                                             -           47,405
     AA-1320105   COMPAGNIE TRANSCONTINENTALE DE                                  -            3,161
     AA-1340085   E&S RUCKVERSICHERUNGS AG                                        -            5,057
     AA-1340255   WURTTEMBURGISCHE VERSICHERUNG,                                  -          143,753
     AA-1120440   COPENHAGEN REINSURANCE (U.K.)                                   -            2,850
     AA-1120140   ALLIANZ CORNHILL INS PLC                                        -          152,894
     AA-1121400   SWISS REINSURANCE CO. (UK) LTD                                  -          114,670
     AA-1460080   HELVETIA, COMPAGNIE SUISSE D'A                                  -          123,217
     AA-1460025   LA BALOISE INS. CO. LTD.                                        -           61,268
       10103      AMERICAN AGRICULTURAL INS. CO.                                  -           28,846
       10227      AMERICAN REINSURANCE                                            -          149,413
       24767      ST. PAUL F&M-MN.                                                -          596,521
       25070      CLEARWATER INS. CO                                              -          186,608
     AA-1340218   TELA VERSICHERUNG AKT.                                          -           42,755
       22969      GE REINSURANCE CORP.                                            -           77,820
     AA-1120512   GE SPECIALTY                                                    -            8,583
       25364      SWISS RE AMERICA CORP.                                          -        1,663,382
       20443      CONTINENTAL CASUALTY COMPANY                                    -          157,361
       13021      UNITED FIRE & CASUALTY COMPANY                                  -            1,596
     AA-1120481   QBE INT'L INS LTD                                               -           91,477
     AA-1560483   HANNOVER RE-CANADA                                              -          285,264
     AA-3190256   LYNDON PROPERTY INS. CO.                                        -          262,666
       10048      HYUNDAI M & F INS CO (US BR)                                    -            2,394
     AA-1126002   LLOYDS 0002                                                     -          152,894
     AA-1126033   LLOYDS 0033                                                     -            1,422
     AA-1126040   LLOYDS 0040                                                     -            2,850
     AA-1126079   LLOYDS 0079                                                     -           14,278
     AA-1126112   LLOYDS 0112                                                     -            4,284
     AA-1126122   LLOYDS 0122                                                     -            2,850
     AA-1126183   LLOYDS 0183                                                     -            5,714

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126205   LLOYDS 0205                                                     -           60,351
     AA-1126376   LLOYDS 0376                                                     -            2,850
     AA-1126483   LLOYDS 0483                                                     -            4,284
     AA-1126484   LLOYDS 0484                                                     -            2,136
     AA-1126535   LLOYDS 0535                                                     -           90,536
     AA-1126957   LLOYDS 0957                                                     -           80,158
     AA-1126990   LLOYDS 0990                                                     -           30,887
     AA-1126991   LLOYDS 0991                                                     -            2,850
     AA-1127003   LLOYDS 1003                                                     -            4,284
     AA-1127047   LLOYDS 1047                                                     -            1,422
     AA-1127212   LLOYDS 1212                                                     -          184,638
     AA-1127215   LLOYDS 1215                                                     -            2,850
     AA-1127221   LLOYDS 1221                                                     -           90,536
     AA-1128488   LLOYDS 2488                                                     -          201,255
     AA-1126034   LLOYDS 0034                                                     -           11,416
     AA-1128001   LLOYDS 2001                                                     -           45,869
     AA-1127241   LLOYDS 1241                                                     -          230,005
       82627      SWISS RE LIFE & HEALTH AMERICA                                  -          329,391
       31089      REPUBLIC WESTERN INS CO                                         -            3,990
       38776      FOLKSAMERICA REINSURANCE CO.                                    -          224,413
       36552      AXA CORPORATE SOLUTIONS                                         -           29,945
       39322      GENERAL SECURITY NATIONAL                                       -          231,626
       34894      TRENWICK AMERICA RE                                             -          197,048
       32603      BERKLEY INS CO                                                  -           74,706
     AA-1320035   AXA RE                                                          -          128,186
     AA-1120126   ALEA LONDON LTD.                                                -           76,448
       39675      PMA CAPITAL INS CO                                              -          149,413
     AA-1560745   SCOR CANADA REINSURANCE COMPAN                                  -          368,694
       42439      TOA-RE INS CO.                                                  -          244,381
     AA-1340090   GE FRANKONA RUCKVERSICHERUNGS                                   -           13,960
     AA-3190529   GAI INS CO. LTD.                                                -          128,015
       23680      ODYSSEY AMER RE CORP.                                           -        1,130,478
     AA-3190005   AMERICAN INTERNATIONAL REINS. CO., LTD.                         -       60,988,320
       15032      GUIDEONE MUTUAL INS. CO.                               10,676,730                -
     AA-3191086   ASTRO LTD.                                                      -          629,737
       10535      ALASKA SCHOOLS INS. CO.                                         -           42,875
     AA-3160040   DBB INSURANCE CO. LTD.                                          -          176,271
         -        UPINSCO INC.                                                    -        3,225,796
         -        P.E.G. REINSURANCE CO.                                          -       27,014,844
         -        BUILDERS INS. CO., LTD.                                         -          137,439
       19399      AIU INSURANCE CO.                                       1,017,636          977,522
       19380      AMERICAN HOME ASSURANCE CO.                             4,842,225                -
       19445      NATIONAL UNION INS. CO. OF PITTSBURGH, PA.             18,572,244                -
                                                                      -------------   --------------
                  Total                                               $  35,108,835   $  105,967,700
                                                                      =============   ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under New York law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10% of the Company's statutory surplus as of December 31, 2004, or 100% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $339,364,318. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses     $ 1,570,673,421
     (b) Non-admitted asset values       $  (812,118,702)
     (c) Separate account business       $             -
     (d) Assets valuation reserves       $             -
     (e) Provision for reinsurance       $  (376,737,564)

     The Company has 1,758,158 shares authorized, 1,695,054 shares issued and outstanding of common stock with a par value per share of $15. The Company has no preferred stock outstanding.

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(23,965,836) of which $(18,758,541) are recovered or recoverable. Thus, the net incurred is $(5,207,295). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3.2 billion and the amount billed and recoverable on paid claims was $367.2 million, of which $21 million was non-admitted.

     The Company underwrites a significant concentration of its direct business with brokers.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's percentage of direct policyholder dividend participating policies is 0.05%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $532,291 in 2004.

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                         2004
                                                    --------------
     Guaranty funds receivable or on deposit        $   18,705,671
     Loss funds on deposit                              84,258,451
     Outstanding loss drafts                           277,641,408
     Accrued recoverables                                5,963,040
     Servicing carrier receivable                        6,453,194
     Other                                             (21,116,448)
                                                    --------------
     Other assets                                   $  371,905,316
                                                    --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $103.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, the Company was named as a plaintiff in this case. The Company believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of the Company pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of the Company pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, the Company, and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, products liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  290,476
       Incurred losses and loss adjustment expenses                      570,279
       Calendar year payments for losses and loss adjustment expense      77,549
                                                                      ----------
       Ending reserves                                                $  783,206
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $  103,263
       Incurred losses and loss adjustment expenses                      275,687
       Calendar year payments for losses and loss adjustment expense      30,688
                                                                      ----------
       Ending reserves                                                $  348,262
                                                                      ==========

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  194,043
       Incurred losses and loss adjustment expenses                      111,080
       Calendar year payments for losses and loss adjustment expense      41,607
                                                                      ----------
       Ending reserves                                                $  263,516
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $   80,833
       Incurred losses and loss adjustment expenses                       82,751
       Calendar year payments for losses and loss adjustment expense      21,559
                                                                      ----------
       Ending reserves                                                $  142,025
                                                                      ==========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote. Certain annuities are purchased from affiliates of the Company.

     Loss Reserves Eliminated By Annuities    Unrecorded Loss Contingencies

                 $665,100,000                          $649,400,000

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $319.3 million. The Company expects only a small portion will be called during 2005.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

11.  Liability for Unpaid Losses and Loss Adjustment Expenses

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

(in thousands)
     --------------
                                                              2004
                                                         -------------
     Net Balance at January 1                            $  13,824,608
       Less reinsurance recoverable                          7,436,153
                                                         -------------
                                                             6,388,455

     Incurred related to:
       Current year                                          4,654,796
       Prior years                                           1,702,614
                                                         -------------
     Total incurred                                          6,357,410
                                                         -------------
     Paid related to:
       Current year                                            933,937
       Prior years                                           2,454,129
                                                         -------------
    Total paid                                               3,388,066
                                                         -------------

     Net Balance at December 31                              9,357,799
       Plus unpaid losses and LAE recoverable                6,094,528
                                                         -------------
                                                         $  15,452,327
                                                         =============

     Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment.

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years has increased by $868,784,000 in calendar years 2004. This increase was generally the result of actual loss emergence in the 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $161,123,000 at December 31, 2004.

12.  Subsequent Events (Unaudited)

     In late August 2005, a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $60.3 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company's domiciliary regulator. The CMA expires 12 months after issuance. The Parent Company is currently considering an additional capital contribution.